June 30, 2001






                                  Semi-Annual
                                    Report












                                                             PACIFIC SELECT FUND

                               TABLE OF CONTENTS

        PACIFIC SELECT FUND
        Chairman's Letter .................................................. A-1

        Performance Discussion.............................................. A-2

        Schedules of Investments and Notes.................................. B-1

        Financial Statements:

          Statements of Assets and Liabilities.............................. C-1

          Statements of Operations.......................................... C-5

          Statements of Changes in Net Assets............................... C-9

        Financial Highlights................................................ D-1

        Notes to Financial Statements....................................... E-1

                              PACIFIC SELECT FUND

Dear Shareholders:

 We are pleased to share with you the Pacific Select Fund (the Fund) Semi-Annual Report dated June 30, 2001. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.

 Pacific Life, as adviser to the Fund (the Adviser), manages two of the portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for twenty-nine of the portfolios of the Fund, as listed below:

                    Portfolio Manager                                        Portfolio
 -----------------------------------------------------------------------------------------------------------
   AIM Capital Management, Inc. (AIM)                   Blue Chip
                                                        Aggressive Growth
 -----------------------------------------------------------------------------------------------------------
   Alliance Capital Management L.P. (Alliance Capital)  Aggressive Equity
                                                        Emerging Markets
 -----------------------------------------------------------------------------------------------------------
   Capital Guardian Trust Company (Capital Guardian)    Diversified Research
                                                        Small-Cap Equity
                                                        International Large-Cap
 -----------------------------------------------------------------------------------------------------------
   Goldman Sachs Asset Management (Goldman Sachs)       Equity
                                                        I-Net Tollkeeper(SM)
 -----------------------------------------------------------------------------------------------------------
   INVESCO Funds Group, Inc. (INVESCO)                  Financial Services
                                                        Health Sciences
                                                        Technology
                                                        Telecommunications
 -----------------------------------------------------------------------------------------------------------
   J.P. Morgan Investment Management Inc. (J.P. Morgan) Multi-Strategy
                                                        Equity Income
 -----------------------------------------------------------------------------------------------------------
   Janus Capital Corporation (Janus)                    Strategic Value
                                                        Growth LT
                                                        Focused 30
 -----------------------------------------------------------------------------------------------------------
   Lazard Asset Management (Lazard)                     Mid-Cap Value
                                                        International Value
 -----------------------------------------------------------------------------------------------------------
   MFS Investment Management (MFS)                      Capital Opportunities
                                                        Mid-Cap Growth
                                                        Global Growth
 -----------------------------------------------------------------------------------------------------------
   Mercury Advisors (Mercury)                           Equity Index
                                                        Small-Cap Index
 -----------------------------------------------------------------------------------------------------------
   Morgan Stanley Asset Management (Morgan Stanley)     REIT
 -----------------------------------------------------------------------------------------------------------
   Pacific Investment Management Company LLC (PIMCO)    Inflation Managed (formerly Government Securities)
                                                        Managed Bond
 -----------------------------------------------------------------------------------------------------------
   Pacific Life                                         Money Market
                                                        High Yield Bond
 -----------------------------------------------------------------------------------------------------------
   Salomon Brothers Asset Management Inc (Salomon)      Large-Cap Value


 The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each portfolio for the period from January 1, 2001 to June 30, 2001, and the anticipated outlook for the last six months of 2001.

 We look forward to growth in assets for the remainder of 2001 and beyond.

Sincerely,


/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chairman of the Board

                  PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Blue Chip Portfolio
-------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Blue Chip Portfolio returned - 10.81%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Markets overall remained volatile in the first half of 2001 as investors digested a massive slowdown in the economy that continued from the latter part of 2000. Negative earnings estimate revisions were prevalent during the first half of the year as most corporate leaders were taken off guard by the magnitude of the economic slowdown. Consequently, growth investing remained out of favor with value stocks strongly outperforming growth stocks. Large-capitalization growth stocks, in particular, were hit hard as investors turned to more value-oriented equities.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The industrial and consumer staples sectors were positive contributors to the portfolio's performance during the first half of 2001. The portfolio had superior stock selection in the industrial sector relative to the S&P 500 Index as companies with solid earnings growth at reasonable valuations were found. In addition, the portfolio's underweight position relative to the S&P 500 Index in the consumer staples sector contributed positively to the portfolio's performance.

   The portfolio's underperformance relative to the benchmark was primarily due to the portfolio's slight overweight position relative to the S&P 500 Index in the technology sector. While this sector had a strong rebound in the second quarter, its first quarter performance was difficult to overcome. The portfolio had a positive return of 5.45%** for the second quarter; however, it was not enough to completely offset its negative return during the first quarter. Many of the industry's leading large-capitalization technology stocks in which the portfolio typically invests sold off strongly during the first quarter as investors rotated out of this sector, pushing down the share prices. The portfolio's overweight position relative to the benchmark in the health care sector also negatively impacted performance. While this sector had very strong performance throughout 2000, it has given back a great deal of the gains during the current year as investors have taken profits by selling their shares, thereby depressing share prices in this sector.

Q. What is your outlook for the remainder of the year?

A. While economic data remains mixed, we at AIM do see reasons for optimism. We believe the Federal Reserve Board (Fed) easing of interest rates, which has historically acted to reinvigorate the economy, and a revitalized business climate, could do much to restore confidence in growth stocks. Additionally, we are currently finding very attractive stock valuations. Despite the market's short-term fluctuations, we believe that over the long-term the market will reward stocks that deliver consistent earnings growth.

   We expect Gross Domestic Product (GDP) growth to bottom out in the third quarter of 2001 and reaccelerate in the fourth quarter and into 2002. We think that the Fed is not finished easing interest rates and anticipate a continuation of accommodative monetary policy. Since the market will most likely discount the improving economic landscape, we expect to see improved market performance during the second half of the year. We believe that the portfolio is properly positioned for solid performance in such an environment.

Aggressive Growth Portfolio
---------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Aggressive Growth Portfolio returned -6.87%**, compared to a 3.88%* return for its benchmark, the Russell 2500 Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Despite six interest rate cuts from the Federal Reserve Board (Fed), the massive economic slowdown that started in the latter part of 2000 continued during the first half of 2001. Many corporate leaders have never seen a slowdown of this magnitude and did not expect earnings to be hit as hard as they were. This has created a challenging environment for the portfolio management team, which seeks above average earnings growth from its investment choices. While small- and mid-capitalization growth stocks did outperform large-capitalization growth stocks during the period, all markets experienced significant volatility and provided a challenging environment in which to invest.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio manager has had a favorable outlook on the consumer discretionary sector and consequently increased the portfolio's exposure in this area during the period due to attractive fundamentals. This sector performed well during the first half of the year, and the portfolio's overweight position compared to the Russell 2500 Index, and positive security selection, contributed favorably to the portfolio's performance. Positive security selection in the telecommunication services, utilities, and healthcare sectors also contributed positively to the portfolio's performance during the period.

   The portfolio's underperformance compared to the benchmark was largely due to three sectors: technology, energy, and industrials. The technology sector was the biggest contributor to the portfolio's underperformance during the period. While technology stocks bounced back strongly in the second quarter of 2001, the first quarter was not a good time to have exposure to this sector. Additionally, an overweight position in the energy sector compared to the benchmark and security selection in the industrial sector contributed negatively to the portfolio's performance. The portfolio had positive results for the second quarter returning 12.37%**; however, it was not enough to completely offset the negative return of the first quarter.

Q. What is your outlook for the remainder of the year?

A. In addition to the expected continued Fed easing of interest rates, which has historically acted to bolster the economy, a rejuvenated business environment could work to restore confidence in growth stocks. Despite the market's short-term fluctuations, over the long-term we at AIM believe the market will reward stocks that deliver consistent earnings growth. Therefore, we plan to continue to seek out those stocks with strong earnings momentum.

   We expect Gross Domestic Product (GDP) growth to bottom out in the third quarter of 2001 and reaccelerate in the fourth quarter and into 2002. We think that the Fed is not finished easing interest rates and anticipate a continuation of accommodative monetary policy. Since the market will most likely discount the improving economic landscape, we expect to see improved market performance during the second half of the year. We believe that the portfolio is properly positioned for strong performance in such an environment.

Aggressive Equity Portfolio
---------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Aggressive Equity Portfolio returned -7.91%**, compared to a -2.81%* return for the Russell 2500 Growth Index and a 3.88%* return for the Russell 2500 Index, its benchmark indices.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Although down only modestly on a year-to-date basis, the small-capitalization growth markets have been on a fairly wild ride. Small-capitalization growth stock performance suffered during the first quarter as underlying fundamentals across most sectors of the economy began to show material signs of weakness. Earnings disappointments and downward earnings estimate revisions had become fairly widespread and valuation multiples compressed in anticipation of ongoing sluggishness. First quarter returns for the Russell 2500 Growth Index and, in turn, the portfolio, were sharply negative as investors showed their preference for more attractively priced value stocks over growth stocks.

   By the second quarter, attractive valuations and increased optimism that the Federal Reserve Board's aggressive easing of interest rates would re-ignite growth later in the year led to significantly improved small-capitalization growth stock performance. The portfolio had positive results for the second quarter, returning 18.64%**, as investors began to believe that valuations across many segments of the small-capitalization landscape had become too attractive to resist.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Poor stock selection for the portfolio across the technology, consumer, and industrial/finance sectors negatively impacted the portfolio's relative returns during the first six months of 2001. Stock selection in the health care sector was modestly positive over the same time frame. Sector bets in the aggregate also had a negative impact on the portfolio's relative returns during the period although relatively minor. The portfolio's modest underweight versus the Russell 2500 Growth Index in the consumer and industrial/finance sectors --
 both sectors posted strong absolute returns during the period -- most negatively impacted relative returns.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   The health care sector provided several of the portfolio's best performing stocks during the first half of the year. Two standouts were SICOR Inc. (1.32% of portfolio's total market value as of 6/30/01) and Gilead Sciences Inc. (0.93%). SICOR Inc., a vertically integrated pharmaceutical company, benefited from an improved competitive situation, while Gilead Sciences Inc., a developer of biopharmaceutical products, showed promising data on several upcoming products. Although technology proved to be a difficult sector during the first half of the year, several technology stocks in the portfolio bucked the overall trend. Two stocks worth mentioning were Intersil Holding Corp. (1.35%), a company engaged in the development and manufacture of communications chips and Quest Software Inc. (1.83%), a provider of applications management software. In the consumer discretionary sector, Barnes & Noble Inc. (1.18%), the nation's leading book and entertainment software retailer, performed very strongly during the first two quarters of 2001 as online competition in the book markets eased and a new generation of entertainment software platforms began to rise.

   While all major sectors of the portfolio experienced their share of disappointments during the first half of the year, the portfolio's worst performers during the period were concentrated in the very challenging technology sector. Software companies NetIQ Corp. (0.78%), Informatica Corp. (0.94%) and Actuate Corp. (0.88%) all declined sharply as investor fears about slowing technology spending disproportionately weighed in on higher price/earnings ratio software stocks. Outside of technology, wireless tower owner SBA Communications Corp. (do not hold as of 6/30/01) suffered significantly as fears surrounding wireless capital spending grew. Finally, in the health care sector, specialty pharmaceutical company Alpharma Inc. (do not hold as of 6/30/01) performed poorly after posting disappointing first quarter results.

Q. What is your outlook for the remainder of the year?

A. Looking forward, small-capitalization stock investors like the portfolio can expect more of the same in the way of ups and downs as we move through the year. Over the near-term, fundamentals are likely to remain difficult and the headlines are likely to be filled with more bad news as the economy continues to seek a bottom. That said, stocks typically discount good news well in advance and are likely to move higher before fundamentals ultimately turn. We at Alliance Capital believe small-capitalization stock investors, and thus the portfolio, may benefit disproportionately as small-capitalization stocks have historically been market leaders coming out of economic slowdowns.

Emerging Markets Portfolio
--------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Emerging Markets Portfolio returned -6.08%**, compared to a -1.78%* return for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The portfolio underperformed the MSCI EMF Index during the first half of 2001, hurt primarily by poor stock selection in Asia and Latin America. The portfolio's underperformance occurred during the first quarter. With a return of 4.41%** in the second quarter, it outperformed its benchmark's return of 3.90%*, primarily due to stock selection in the Eastern Europe, Middle East and Africa (EMEA) regions and in Asia. Turkey entered a new phase of crisis in February of 2001 and the currency collapsed at that time. Turkey was the worst performing market represented in these regions. However, it has been extremely volatile and was actually up over the second quarter. Brazil was the weakest market in Latin America over the six months. The portfolio's holdings in Brazil have weighed negatively on performance, particularly among telecommunications and retail holdings. Mexico on the other hand has been the star performer in Latin America this year with their stocks doing well.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio's underperformance versus the benchmark during the first quarter involved many holdings in the telecommunications, media and technology sectors as the market sold off these sectors sharply in February and March.

   The portfolio was overweight compared to its benchmark in Mexico during the first half of the year and stocks there have done particularly well, including the dominant Mexican telecommunications stock Telefonos de Mexico (3.02% of portfolio's total market value as of 6/30/01). In the EMEA regions, the portfolio enjoyed strong performance from holdings in the resource sector in Russia and South Africa. Russian oil giant Lukoil

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Holding (1.94%) and South African steel company Iscor Ltd. (2.01%) were particularly strong performers. In Asia the portfolio enjoyed solid performance from holdings among personal computer and semiconductor related stocks. Samsung Electronics Co. (3.21%), the Korean dynamic random access memory (DRAM) manufacturer and consumer electronics company, contributed positively to portfolio results as did the Taiwanese personal computer company, Asustek Computer Inc. (0.93%).

   The portfolio's software holdings in India, such as Infosys Technology (2.00%) and Satyam Computer Services Ltd (0.90%), and Israeli software stock Check Point Software Technologies Ltd (1.25%) were particularly poor performers. Telecommunications holdings were broadly weak, which generally hurt performance, particularly in Brazil and the EMEA regions. Holdings in Turkey hurt performance over the period, particularly the media conglomerate Dogan Yayin Holding AS (0.41%).

Q. What is your outlook for the remainder of the year?

A. We at Alliance Capital move into the second half of the year with a continuing sense of conviction that the portfolio's holdings in the telecommunications and technology sectors are fundamentally solid. We believe that investors have overreacted to the weak earnings reports coming from these sectors in the U.S. and Western Europe and have sold off these sectors globally without regard to individual company fundamentals. Thus, companies whose fundamentals are still secure now look very attractive. The technology sector companies in which the portfolio holds positions are continuing to enjoy strong demand for their services. These companies are the beneficiaries of the trend toward outsourcing in Europe and the U.S., which we expect to continue. We also believe in the growth opportunities of the telecommunications sector companies held, and that their valuations look extremely attractive. The unstable economies of Turkey and Argentina are ongoing threats to the stability of emerging markets. If Argentina was forced to default on their outstanding government debts, we believe this would have serious repercussions throughout the emerging markets. Although we don't think that such an event is imminent, we have moved the portfolio to an underweight position compared to its benchmark in Latin America and an overweight position in Asia. This move also reflects our optimism towards the prospects for portfolio holdings in Asia, particularly in the technology arena.

Diversified Research Portfolio
------------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Diversified Research Portfolio returned -1.72%**, compared to -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. After tumbling on the first trading day of the year, stocks enjoyed a good rally in January thanks to interest rate cuts by the Federal Reserve Board
(Fed). U.S. equities sold off in February and March, with the S&P 500 Index slipping into bear market territory and the Nasdaq Composite Index extending its nosedive. The Fed provided additional interest rate easing in late March, but stocks continued to move lower. Large-capitalization stocks fared worse than small-capitalization stocks and growth stocks fell further than value stocks. The information technology and healthcare sectors experienced the steepest declines. Auto stocks, however, appeared to withstand the trend, with auto manufacturers and component suppliers posting gains.

   During the first quarter of 2001, many corporations announced layoffs and provided downward earnings announcements, confirming that business was indeed slowing. In the second quarter, U.S. equities were helped by the Fed's continued easing of monetary policy and hurt by the checkered outlook for corporate profits. Stocks surged in April as investors started to believe an economic rebound was just around the corner. However, the equity rally came to a halt as investors learned the U.S. economy was continuing to slow, and economies in Europe and Japan were also being dragged down. Cyclical stocks that benefited early in the quarter saw their gains trimmed in June as confidence in a near-term recovery waned. Solid returns came from software, energy, and non-bank financial stocks, while telecommunications stocks again had negative results. The portfolio's return of 6.16%** during the second quarter helped to significantly offset its negative return of the first quarter.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio's exposure to financial stocks proved to be quite beneficial, with banks such as Washington

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Mutual Inc. (2.01% of portfolio's total market value as of 6/30/01), Bank One Corp. (1.46%) and Bank of America Corp. (1.71%) all posting solid returns. After depressed fourth-quarter results, Bank of America Corp., the leading U.S. bank, saw its stock rally in the first quarter of 2001. At the end of 2000, investor concerned that the company's asset quality and credit quality problems would lead to reduced earnings estimates proved to be overblown, and the stock price has since appreciated. In addition to banks, financial services companies such as USA Education Inc. (5.45%) and Household International Inc. (1.22%) have both delivered solid returns year-to-date.

   The performance of several of the portfolio's healthcare stocks, including Guidant Corp. (0.94%), Medtronic Inc. (3.37%), and AstraZeneca PLC ADR (2.89%) has been disappointing so far this year. Although down year-to-date, our investment conviction for Medtronic Inc. remains firm. We at Capital Guardian believe the company's underperformance has been partly the result of softer-than-expected sales. Despite this weakness, Medtronic's earnings remain on track, and enthusiasm for new products recently reviewed by the American College of Cardiology continues to grow. The company is now entering into a new product cycle that we believe should accelerate sales and earnings.

   While AstraZeneca's patent on Prilosec is set to expire in October of 2001, an extension is likely, during which time the launch of Nexium (the improved generation of Prilosec) should gain market share. The company's product pipeline is also expected to accelerate earnings growth with the introduction of exciting new products such as a cholesterol-lowering drug anticipated to be better than the market leader, Lipitor.

   The portfolio's holdings in media stocks performed well during the first half of the year, with AOL Time Warner Inc. (1.19%), Fox Entertainment Group, Inc. (0.57%), and USA Networks Inc. (0.95%) posting strong returns. The portfolio's holdings in Cablevision Systems Corp. (1.84%) dampened returns in the second quarter. In February, Cablevision Systems Corporation spun off Rainbow Media Group, its cable network branch. Cablevision Systems Corporation stock was weak in the second quarter on news the company will spend nearly $1 billion more than anticipated to upgrade cable networks and offer new services such as cable modems and digital cable equipment manufacturing. However, in the long term the company still remains the most attractive cable asset in the industry, and a good candidate for acquisition.

   A number of specialty retailers performed well during the quarter, with AutoNation Inc. (0.15 %),Circuit City Stores Inc. (0.72%) and home improvement retailer Lowe's Cos Inc. (1.17%) all contributing to the portfolio's performance.

Q. What is your outlook for the remainder of the year?

A. We believe that the upcoming tax refunds scheduled to begin in July 2001 and the Fed's recent interest rate cuts should provide the economy with a shot in the arm, though the timing of a recovery will be hard to call. With recent economic news still indicating weakness; however, we may have opportunities to purchase cyclical stocks at lower prices in the near future for the portfolio. Within that broad area, we tend to prefer industrial stocks, where company management can have a profound influence on results, over materials stocks, where results are more closely tied to commodity prices. We will continue to carefully evaluate the portfolio's holdings, keeping only our highest conviction ideas and trimming when we feel valuations have become too steep or fundamentals have weakened.

Small-Cap Equity Portfolio
--------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Small-Cap Equity Portfolio returned 3.52%**, compared to 6.94%* return for its benchmark, the Russell 2000 Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. After a rally in January, aided by two interest rate cuts by the Federal Reserve Board (Fed), stocks sold off in February and March negatively impacting portfolio performance as economic activity appeared to grind to a halt. The Fed provided an additional interest rate easing in late March, but stocks continued to move lower. Disappointing economic news affected high-growth small-capitalization companies, as investors began to fear these companies were not just suffering periods of weak earnings, but might not be able to refinance and would in fact go out of business. Unlike the latter part of 2000 when it was mostly lower-quality companies that suffered, these concerns also affected higher-quality companies in the first three months of 2001. Large-capitalization stocks, as measured by the Standard and Poor's 500 Composite Price Index posted a -6.70%* return for the half of the year.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   Technology-related companies, other than semiconductor-related companies, were especially weak as investors became concerned over inventory build-ups and a sudden drop in capital spending. Tele-communications stocks fell sharply as less-established companies, which require access to capital markets, were denied funding. This rippled to the component and equipment suppliers who relied on the tele-communications industry for capital expenditure.

   U.S. equities were helped in the second quarter by the Fed's easing monetary policy and hurt by the checkered outlook for corporate profits. The portfolio's return of 17.13%** during the second quarter offset the negative return for the first quarter. Stocks surged in April as investors started to believe an economic rebound was just around the corner. Data released in May, however, did not support this widely held assumption. The equity rally came to a halt as investors learned the U.S. economy was continuing to slow, and economies in Europe and Japan were being dragged down as well. Clearly, what had been a U.S. growth problem was now a global growth problem. In June, a wave of disappointing earnings pre-announcements brought stock prices down, even for those companies that should have good news to report in July and August.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Without a doubt, the major contributor to the portfolio's underperformance of the benchmark was its overweighting in information technology (26.7% as of June 30, 2001, versus 18.6% for the Russell 2000 Index). Holdings in software companies, including Macromedia, Inc. (0.28% of portfolio's total market value as of 6/30/01), communications equipment companies, including Avanex Corp. (0.35%) and electronic equipment and instrument companies including Sawtek Inc. (0.69%), all posted negative returns for the first half of the year. What happened in technology? A brief explanation is that much anticipated corporate expenditures on computer system and infrastructure upgrades following Y2K never materialized as companies put plans on hold in the face of a slowing economy. As demand for products and services stalled, sales dropped, inventories piled up, and company earnings estimates were hit. Luckily, a number of depressed technology stocks, including semiconductor holdings, saw a partial rebound in April. We at Capital Guardian saw this as an opportunity to reduce the portfolio's technology holdings and to take some profits.

   Stock selection in the media area helped the portfolio's performance, with holdings such as Cumulus Media Inc. (0.35%), Radio One (1.31%), Westwood One Inc. (0.63%) and Regent Communications Inc. (0.21%) posting very strong returns year-to-date. Biotechnology stocks, particularly genomics-based companies such as Exelixis Inc. (0.81%), were positive contributors to portfolio performance. Two additional biotech stocks, Viropharma, Inc. (0.28%), Charles River Laboratories (0.37%) have also outperformed year-to-date.

Q. What is your outlook for the remainder of the year?

A. This year we have seen the market begin to weed out weak players in favor of companies with strong management, healthy balance sheets and innovative product development. We have also done some weeding, reducing or eliminating portfolio holdings for which we no longer have a strong conviction, and focusing instead on market-leading companies that have become attractively valued.

   The tax refunds scheduled to begin in July 2001 and the Fed's easing monetary policy should provide the U.S. economy with a shot in the arm, though timing a recovery will be hard to call. Lower interest rates and increased liquidity should benefit equities, including small-capitalization stocks, and relatively low valuations should also help small-capitalization stocks to hold up prices. With recent economic news still indicating some weakness, however, we may find opportunities to purchase cyclical stocks for the portfolio (such as chemicals and machinery and engineering) at lower prices in the near future. We are also beginning to find a number of consumer oriented stocks attractive, including food and retail companies like Williams Sonoma (1.07%). We will likely add more of these to the portfolio in the second half of the year.

International Large-Cap Portfolio
---------------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the International Large-Cap Portfolio returned -12.65%**, compared to a -14.40%* return for its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The first quarter of 2001 began with a rapid inventory correction in technology-related industries and ended with

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

a broad market sell-off as nervous investors reacted negatively to the deepening global economic slowdown. Unlike the market correction of 2000 that decimated many of the more speculative areas of the markets, selling in the opening weeks of 2001 hurt higher-quality companies in the technology and telecommunications areas, as well as the pharmaceutical, food and beverage, energy, and financial areas that had once offered a safe haven to investors.

   The Federal Reserve Board moved quickly to stem the economic slowdown with three interest rates cuts during the first quarter. With the exception of the European Central Bank, central banks around the world followed suit. Japan, however, backtracked in what had been a fragile economic recovery. With rising political uncertainty and a weak consumer sector, the country's troubled banks continued to buckle under the weight of problem loans and a stock market plunging to 16-year lows.

   During the second quarter, economic data confirmed a continued slowing in the "Eurozone's" largest economies, business confidence ebbed, and the weakness of the euro proved harmful to the returns of U.S. dollar-based investors as well. In Japan, the weakened economy remained on life support. The newly elected Prime Minister broadly outlined fiscal and banking reforms, though it appeared that the government had no concrete plans to deal with the anemic demand that has plagued Japan's deflationary economy.

   In an unexpected development, leading wireless handset maker Nokia Corp. (2.40% of portfolio's total market value as of 6/30/01) announced that second quarter earnings would be less than expected. The company stated that weak global demand, along with falling operator subsidies, would take a toll on its handset and network infrastructure growth for the near future. This announcement, along with a string of negative earnings warnings from other well known telecommunications-related companies (both domestic and international) dampened investors' hopes for a quick recovery.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The first half of 2001 was an opportunity to upgrade the quality of investments in the portfolio. In our view, a sell-off of higher quality wireless telecommunications companies, along with their weaker competitors, was unwarranted. In fact, existing positions in the strongest companies in the portfolio were increased by including Vodaphone AirTouch PLC (3.14% of portfolio's total market value as of 6/30/01) and NTT DoCoMo Inc. (2.20%). We at Capital Guardian also remained committed to diversified telecommunications companies such as Telefonos de Mexico ADR (1.26%), which posted strong returns for the first half of the year.

   In the second quarter we began to see a great disparity in the performance of individual stocks within industry groups. Looking across the portfolio, we made relatively minor changes and concentrated on our best research ideas. In general, the portfolio's overweight in semiconductor-related, wireless telecommunications, and communications equipment companies versus the benchmark hurt portfolio results. The portfolio's underweight versus the benchmark in software companies also detracted from returns as these companies began to bounce back in the second quarter. In the case of oil and gas companies, our belief that crude and natural gas prices have peaked kept the portfolio underweight versus the benchmark as many of these companies gave up earlier gains. On a more positive note, stock selection in pharmaceuticals and banks proved beneficial. The portfolio's return of -0.45%** for the second quarter showed some improvement over its first quarter results of -12.26%**.

   Selected technology holdings in the portfolio were reduced where we believe fundamentals had deteriorated, though an emphasis on information technology and wireless telecommunications companies that we believe are well positioned for the long term continues. In the case of communications equipment giant Nokia Corp., we are still confident that this well-run company will benefit from the eventual transition to new wireless technologies. However, we are carefully monitoring the long-term challenges the company may face from new competitors as well as short-term hurdles, such as the reduction in operator subsidies.

   The portfolio's Japanese technology exposure was modestly lowered during the period in favor of companies engaged in real, verifiable restructuring in areas such as autos, insurance, and financial services. We have carefully targeted companies where restructuring could make a real difference, even if the troubled Japanese economy shows no improvement in the near future.

Q. What is your outlook for the remainder of the year?

A. In a market where sectors no longer do well or poorly as a group, research-based stock selection will become increasingly important as a means of identifying the strongest companies with the greatest growth potential. Although the outlook for the Japanese economy remains somber, we believe that falling interest rates around the

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

world, as well as pension and tax reform in Europe, will lead investors in the second half of the year to again expect a recovery in share prices. In our view, the potential for a sustained market upswing will be determined by the extent of the downturn in Europe and the global economy. Regardless of what happens over the next few months, we believe the prices of the portfolio's key holdings already reflect reduced earnings estimates for the rest of the year, and we remain confident in their long-term prospects.

Equity Portfolio
----------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Equity Portfolio returned - 14.85%**, compared to a -14.24%* return for its benchmark, the Russell 1000 Growth Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. This was an extremely volatile period for the market overall, which rebounded in January from a devastating fourth quarter 2000, and then again in April after significant losses in the first quarter of 2001. Large-capitalization stocks, as measured by the Standard and Poor's 500 Composite Stock Price Index and Russell 1000 Growth Index posted -6.70%* and -14.24%*, respectively. Despite this, the portfolio held up reasonably well versus its benchmark.

   In managing the portfolio, we in the Goldman Sachs Quantitative Equity Group do not take size or sector bets. We hope to add value versus the Russell 1000 Growth Index by individual stock selection. Our quantitative process seeks out stocks in line with four investment themes: value, growth/momentum, stability and research (CORE Strategy). Specifically, we seek stocks with good growth/momentum that also appear to be good values, and prefer stocks favored by fundamental research analysts and less volatile stocks with a lower than average probability of reporting disappointing earnings. Over the long term, these factors have generally led to positive returns, and they are not highly correlated, which diversifies the portfolio's sources of returns.

   During the first half of the year, the portfolio's growth/momentum and value themes performed well relative to the benchmark. Although the growth/momentum theme experienced a trying first quarter, it recovered with such persistence that it returned 9.41%** in the second quarter. The value theme performed consistently well throughout the period, emerging as the overall top contributor to the portfolio's returns for the period. Meanwhile, our fundamental research theme struggled, as analysts were slow to react to shifts in the market environment. Returns for the other themes were relatively flat.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio seeks sector weightings and distribution among companies in size categories close to those of the Russell 1000 Growth Index. On a sector basis, stock selection was best in the energy and commercial services sectors. In contrast, holdings in technology proved to be the greatest detractor from returns. In terms of individual stocks, underweight positions compared to the benchmark, in Lucent Technologies Co. (0.20% of portfolio's total market value as of 6/30/01) and Schering-Plough Corp. (0.27%), and an overweight position in Advanced Micro Devices Inc. (0.25%), were the most positive contributors. Overweight positions versus the Index in Applera Corp. -- Applied Biosystems Group (0.46%) and EMC Corp. (2.15%) detracted most from the portfolio's relative returns.

Q. What is your outlook for the remainder of the year?

A. Looking ahead, we in the Goldman Sachs Quantitative Equity Group continue to believe that cheaper stocks should outpace more expensive ones and good growth/momentum stocks should do better than poor growth/momentum stocks. We also believe that companies that are favored by fundamental research analysts and that have strong profit margins and sustainable earnings will outperform their peers. As such, we anticipate that the portfolio will remain fully invested and expect that the value added over time will be due to stock selection, as opposed to sector or size allocations.

I-Net Tollkeeper (SM) Portfolio
-------------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the I-Net Tollkeeper SM Portfolio returned -14.74%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

A. The first half of the year was marked by volatility not frequently seen in the financial markets. For the first time since March 2000, the broad U.S. stock market had positive results during the second quarter, with the S&P 500 Index, the Wilshire 5000 Index and the Nasdaq Composite Index all rising. However, investors continue to face uncertainty due to the lack of visibility as to when a full turnaround will occur. The portfolio's return of 16.45%** during the second quarter significantly outpaced its benchmark's return of 5.85%*, but it still was not enough to completely overcome its first quarter results.

   As companies worked through inventories, demand remained at disappointing levels, which negatively affected the performance of the portfolio. Many hard product technology companies experienced these difficulties. Their customers did not require additional products as they had overbought in anticipation of further exponential economic growth. Although the portfolio is invested in several companies that are experiencing inventory build-up issues, which may take several quarters to sell off, we at Goldman Sachs remain confident in the management of these companies and their ability to guide their businesses through an environment of sluggish demand.

   In contrast, the portfolio's holdings in the media industry performed well, as their financial results during the difficult market environment were strong. As the market continued to experience volatility, investors clearly looked to invest in businesses that held up the best. For example, cable, publishing, media and advertising, tend to be subscription-based and can lead to strong recurring revenue streams and free cash flow. Consequently, while the market responded unfavorably to continued product build-up in the portfolio's technology holdings, it rewarded the portfolio's media holdings by boosting their stock prices during the six-month period.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Media holdings represented some of the portfolio's largest holdings and some of its best performers. Our investment philosophy focuses on companies that have strong brands and the ability to generate a large customer base. We look for media companies that we believe can alleviate a slowdown in advertising revenue with subscriptions, or more predictable revenue streams. AOL Time Warner Inc. (6.78% of portfolio's total market value as of 6/30/01) is one of the most significant players in the industry. Likewise, Viacom, Inc. (5.84%), Westwood One Inc. (3.91%) and AT&T Corp.- Liberty Media Group "A' (3.29%), embody attractive characteristics, such as stable or growing subscriber-base, dominant positions in media segments, strong brand name and recurring revenue stream. Despite the slowing economy and demand for advertising space, the portfolio's holdings in the media segment are well situated to weather the storm.

   Data storage has become fundamental technology and an increasing necessity for large corporations. As such, the market is by now widely recognized as one of the most attractive industries in the technology sector. Although the economic slowdown has been a detriment to the sector's recent performance, we believe that the long-term growth prospects for data storage are intact, and the portfolio holds the dominant franchises in the industry. Internet usage and data storage are still rising dramatically, causing an increased need for data storage. As a result, we believe the portfolio's storage company holdings in EMC Corp. (2.42%), Emulex Corp. (1.51%) and McDATA Corp. (0.98%) should be well positioned to be major beneficiaries of this rising demand.

Q. What is your outlook for the remainder of the year?

A. Although the major market indices have struggled in the past year, we have not been immune to the slowdown, we remain confident in the long-term prospects of the high quality businesses in which the portfolio invests. The portfolio's holdings include companies with dominant franchise names, pricing power, free cash flow and solid management teams that we believe are favorably positioned to endure adverse market conditions and rebound from an economic recovery.

   Recently, consumer confidence has begun to rise, and going forward, we believe that macroeconomic indications, such as unemployment and inflation statistics, will become more favorable. We will not only continue to focus on the extremely detailed investigation of the businesses in which the portfolio invests, but maintain a diversified portfolio of companies with enduring competitive advantages through intense fundamental research and bottom-up stock selection.

Financial Services Portfolio
----------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Financial Services Portfolio returned -1.53%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The portfolio was aided by the Federal Reserve Board's (Fed) aggressive easing actions -- six consecutive interest rate reductions during the six-month period ended June 30, 2001. Businesses sensitive to interest rate changes, such as mortgage lenders, benefited from these cuts, since they allowed banks to borrow short and lend long. Meanwhile, insurance companies also fared relatively well as investors sought refuge from the volatile market in these investments' perceived stability.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Portfolio holdings that consistently gained ground included John Hancock Financial Services Inc. (0.96% of portfolio's total market value as of 6/30/01) which was rewarded by the markets for relatively strong earnings and a lack of debt, and Allstate Corp (3.28%). In addition to benefiting from an environment favorable for insurers, Allstate was bolstered by a continuation of its improved pricing for personal auto insurance.

   Unfortunately, investment banks were generally unproductive during the first half of 2001. Minimal initial public offering (IPO) activity and a weak environment for equities held most of these firms back. Brokerage house J.P. Morgan Chase & Co. (3.53%) for example, was punished for its sizeable capital markets exposure, while Lehman Brothers Holdings Inc. (3.53%) in spite of a strong second quarter, finished the period essentially flat. Indeed, this was the story for many of the portfolio's holdings, which were subjected to extremely challenging market conditions in the first quarter, and then a somewhat improving environment in the second quarter. The portfolio returned 6.98%** for the second quarter, which significantly offset its negative return of the first quarter.

Q. What is your outlook for the remainder of the year?

A. At this point, the market's outlook continues to be hazy. We at INVESCO believe that the interest rate environment is excellent right now due to the decreases in short-term interest rates as well as the difference between short- and long-term interest rates. On the other hand, we believe that the credit quality of corporate fixed income securities has been deteriorating, which may offset any positive impact from the Fed's interest rate cuts. Therefore, we are hoping for some clarity in credit quality, which could bring an acceleration in earnings and ultimately lead to more attractive market valuations.

   When we might see a sustained improvement in market conditions remains uncertain, which only underscores the importance of maintaining a disciplined focus and long-term perspective. With this in mind, we will continue to carefully select companies we believe are high-quality with solid franchises, dominant market positions, and excellent long-term growth potential for the portfolio.

Health Sciences Portfolio
-------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Health Sciences Portfolio returned -7.41%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Overall, the first half of 2001 was characterized by an erratic market, as investors weighed Federal Reserve Board (Fed) interest rate cuts and talk of a possible recovery later in the year against weak corporate earnings and mixed economic data. In this volatile environment, investors vacillated between various health care sub-sectors -- most notably pharmaceutical and biotechnology. Pharmaceutical stocks fared better early on, when more defensive drug companies were deemed relatively stable investments. However, thanks to a strong Nasdaq Composite Index surge in April and early May, biotechnology stocks gained ground throughout the majority of the second quarter, reversing this trend.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Some of the portfolio's biotechnology holdings came through the market volatility having edged higher. However, the true standouts for the period emerged from an area called "specialty pharmaceuticals." Representing this industry are smaller firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications. Mid-capitalization holding King Pharmaceuticals Inc. (2.69% of portfolio's total market value as of 6/30/01), for example, turned in a solid performance thanks to continued sales growth in its branded drug products. King Pharmaceutical's cardiovascular drug Altace received an

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

improved label from the FDA regarding mortality and heart attack prevention during the period, and the fact that all of the firm's sales occur within the U.S. also proved beneficial. Because of this, King Pharmaceuticals Inc. did not fall prey to the strength of the U.S. dollar, which caused significant currency losses for larger pharmaceutical companies exporting their products.

   At the conclusion of the period, the portfolio's exposure to large, diversified pharmaceutical holdings had, in most cases, detracted from performance. Unable to escape the broad market sell-off late in the first quarter, and further hampered by investors' renewed interest in more growth-oriented stocks in the second quarter, holdings such as Pfizer Inc. (3.51%) ultimately lost ground. For Pfizer Inc., this occurred in spite of its high growth rate, strong stable of existing products, and promising pipeline of drugs under development. The portfolio's return of 12.09%** during the second quarter helped to offset some of the negative return of the first quarter.

Q. What is your outlook for the remainder of the year?

A. Looking ahead, we at INVESCO remain bullish on specialty pharmaceutical stocks. We also believe that signs of the market's movement toward recovery could cause biotechnology companies to prosper during the second half of the year. Therefore, we recently increased the portfolio's biotechnology stock exposure, continuing our focus on companies less speculative in nature with products already on the market or in late-stage trials. Meanwhile, our view toward large, diversified pharmaceutical stocks has grown less positive, as products have been dropping out of many such firms' pipelines and a negative earnings preannouncement in June from bellwether Merck & Co Inc. (1.08%) somewhat dampened our expectations.

Technology Portfolio
--------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Technology Portfolio returned -28.55%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The first quarter of 2001 was marred by report after report that business -- particularly in the technology sector -- was slowing. With investors already feeling risk averse and technology stocks having endured a sharp valuation correction during 2000, the market did not react well to the bad news, and technology stocks continued their decline. This uncertainty cast a shadow over the entire technology area, even affecting sub-sectors -- such as software and data storage -- that had previously withstood the correction.

   In the second quarter, sentiment improved, buoyed by the Federal Reserve Board efforts to lower interest rates and stoke the economic engine. As investors became more optimistic about an economic recovery during the second half of the year they bid technology stocks sharply higher, providing a tailwind for the portfolio's holdings.

   The portfolio posted a return of 14.77%** during the second quarter, in sharp contrast to the poor performance of the first quarter.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. On the positive side, the portfolio's software and semiconductor holdings performed well. We at INVESCO believe these two sectors will be among the first to rebound when the economy and the stock market recovers.

   On the other hand, the portfolio's exposure to telecommunications services and equipment stocks held back performance during the period, as the sector was plagued by an uncertain financial outlook, excess inventories and, in some cases, funding worries and bankruptcies.

Q. What is your outlook for the remainder of the year?

A. Companies in the technology sector continue to have little earnings visibility in their near-term business outlook. Consequently, we expect market volatility to be the order of the day as investor confidence remains low and economic data and corporate profit reports paint a mixed picture.

   We continue to closely monitor the fundamentals driving the companies held in the portfolio, and this bottom-up research gives us confidence that the portfolio is positioned in the best stocks -- those that we believe will outperform as the market rebounds.

Telecommunications Portfolio
----------------------------

Q. How did the portfolio perform over the first half of 2001?

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

A. For the six months ended June 30, 2001, the Telecommunications Portfolio returned -28.48%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The declines endured by equity markets during 2000 had investors extremely risk averse entering 2001. Compounding this sentiment was the threat of the slowing economy and corporate profit warnings. The telecommunications sector felt these concerns acutely. In addition to the pressure provided by the economic downturn, many sub-sectors, particularly the alternative telecommunications service providers, had difficulties raising money to fund their operations. These funding issues, coupled with a slowdown in demand for their services, led to several high profile bankruptcies in the sector. Fortunately, the portfolio did not own any of the companies that were impacted by bankruptcies.

   The economic slowdown had other effects as well. For example, economic worries prompted many companies to reconsider the amount they planned to spend on telecommunications equipment. Many equipment providers were already struggling with excess component inventories, and the decrease in spending only aggravated the problem. Once again, these developments spurred investors to seek investments offering more near-term stability.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. One of the sector's few bright spots was the portfolio's cable holdings, such as AOL Time Warner Inc. (AOL) (2.83% of portfolio's total market value as of 6/30/01). This sector generally performed well as investors found the recession-resistant nature of the cable industry's revenues attractive. Further supporting AOL's shares was the company's announcement that it would raise subscription rates for its Internet access service. If the price hike can stick, it could be positive for the company.

   The entire telecommunications sector had a poor first half of the year relative to most other sectors in the broader market. Stocks declined in a wide range of sub-sectors, including regional bell operating companies, competitive local exchange carriers, wireless and telecommunications equipment makers. The portfolio's return of -1.26%** during the second quarter shows improvement over first quarter results.

Q. What is your outlook for the remainder of the year?

A. Over the next few months, the going could remain difficult. The economic slowdown has clearly affected the telecommunications sector's sales and profits. Consequently, investor enthusiasm for the sector will likely stay muted until it shows meaningful, sustainable improvement. Nevertheless, we at INVESCO remain optimistic that corporate telecommunications spending will increase over the next several years, which we believe should translate into sustainable growth for select companies in the sector.

Multi-Strategy Portfolio
------------------------

Q. How did the Portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Multi-Strategy Portfolio returned -0.55%**, compared to a -6.70%* return for the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index) and a 3.60%* return for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), its benchmark indices.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. J.P. Morgan's value investment approach, which selects stocks that are the most undervalued relative to their longer-term earnings and cash flow prospects, proved effective in a market that stabilized over the period and was increasingly driven by fundamentals.

   The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 Index returned -6.70%*, while the technology heavy Nasdaq Composite Index returned -12.6%. These numbers hid the fact that more dramatic first quarter losses in both indices were partially recaptured in the second quarter. Value stocks outperformed growth stocks, and small-capitalization stocks outperformed large-capitalization stocks by a similar margin during the first half of 2001.

   Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward earnings pre-announcements. The network technology sector, containing stocks such as Corning, JDS Uniphase, and Nortel Networks (do not hold any as of 6/30/01), continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

20%, led by its largest company, AOL Time Warner Inc. (1.52% of portfolio's total market value as of 6/30/01), and radio station operator Clear Channel Communications (0.10%).

   In response to a weak economy, the Federal Reserve Board (Fed) lowered interest rates six times in as many months. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and the Federal Reserve Chairman has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then the positive second quarter of 2001 signals a turn might be around the corner, though visibility is still quite poor.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Stock selection among industrial cyclicals issues was particularly beneficial to portfolio performance. CIT Group Holdings, Inc. gained 95% over the period as the result of news that it would be acquired by Tyco International Ltd (2.08% of portfolio's total market value as of 6/30/01). Philip Morris Cos Inc. (1.53%), up 18% for the period, also performed well as investors responded positively to the continued favorable court rulings regarding its pending litigation as well as the company's consistent earnings and high yield amid market uncertainty. On the other hand, the portfolio's telecommunications sector holdings performed poorly. Level 3 Communications Inc. (0.05%) was the worst performer in the portfolio, losing 83% of its value for the period as the company's projected "break even date," on a cash basis, was moved back from 2003 to 2004. On a more positive note, Level 3 Communications Inc. secured $60 million in new broadband contracts in the second quarter and continues to cut expenses via workforce layoffs. A position in Sun Microsystems Inc. (0.46%) also negatively impacted the portfolio over the first half of the year. The stock was especially hurt in the first quarter after the company stated that a slowdown in capital spending had hit U.S. demand and sales for its fiscal third quarter. The company also added that it expected gross margin to decline by 2 to 3 percentage points from its fiscal second quarter to about 45% and revenues were expected to rise only 10% to 13% year-on-year in its fiscal third quarter. In spite of this news, we continue to believe that Sun Microsystems Inc. is one of the strongest players in the systems hardware industry.

   In the fixed income portion of the portfolio, allocations to Treasury securities and private mortgages were the main drivers of performance as these holdings benefited from the Fed's easing interest rates over the first half of 2001. Detractors to performance were the portfolio's underweight position versus the Lehman Aggregate Index in corporate mortgage-backed securities, and the portfolio's extended duration position. Security selection negatively impacted portfolio performance as corporate earnings have failed to meet expectations over the first half of 2001.

   The portfolio took a long step towards reversing its negative performance of the first quarter with a positive return of 4.37%** during the second quarter.

Q. What is your outlook for the remainder of the year?

A. We at J.P. Morgan remain confident in our investment process and the portfolio's risk/return profile. We believe that while the outlook for company earnings is still murky and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings reported-to-date is already reflected in lower stock prices and the Fed has re-affirmed its commitment to economic growth. We believe it to be unlikely that a recession would occur unless consumers stop spending. This leads us to a neutral-to-optimistic view on equity markets, but with continued volatility. We believe that the equity market's return to a focus on company valuation bodes well for the portfolio.

   In the fixed income markets, we believe the most likely path for the economy is for recovery as we move through the second half of 2001. In this environment, we expect that event risk, such as political factors for both corporate and emerging market bonds will decline and we expect credit spreads will likely continue to compress, though not likely at the same pace as earlier in the year. As markets begin to anticipate a "renormalization" of Fed policy, interest rates will likely drift higher and the yield curve will tend to flatten. We plan to retain the portfolio's overweight position versus the Lehman Aggregate Index in the credit sectors and will look for opportunities to move the portfolio tactically to a short duration posture.

Equity Income Portfolio
-----------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Equity Income Portfolio returned -3.81%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. J.P. Morgan's value investment approach, which selects stocks which are the most undervalued relative to their longer-term earnings and cash flow prospects, proved effective in a market that stabilized over the period and was increasingly driven by fundamentals.

   The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 Index returned -6.70%*, while the technology heavy Nasdaq Composite Index returned -12.6%. These numbers hid the fact that more dramatic first quarter losses in both indices were partially recaptured in the second quarter. Value stocks outperformed growth stocks and small-capitalization stocks outperformed large-capitalization stocks by a similar margin during the first half of 2001. The portfolio's return of 7.17%** during the second quarter helped offset much of its first quarter losses.

   Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward earnings pre-announcements. The network technology sector, containing stocks such as Corning, JDS Uniphase, and Nortel Networks (do not hold any as of 6/30/01), continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over 20%, led by its largest company, AOL Time Warner (2.92% of portfolio's total market value as of 6/30/01).

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Stock selection among industrial cyclicals issues was particularly beneficial to portfolio performance. CIT Group Holdings, Inc. gained 95% over the period as the result of news that it would be acquired by Tyco International Inc. (4.01% of portfolio's total market value as of 6/30/01). Philip Morris Cos Inc. (2.93%), up 18% for the period, also performed well as investors responded positively to the continued favorable court rulings regarding its pending litigation as well as the company's consistent earnings and high yield amid market uncertainty. On the other hand, the portfolio's telecommunications sector holdings performed poorly. Level 3 Communications Inc. (0.10%) was the worst performer in the portfolio, losing 83% of its value for the period as the company's projected "break even date," on a cash basis, was moved back from 2003 to 2004. On a more positive note, Level 3 Communications Inc. secured $60 million in new broadband contracts in the second quarter and continues to cut expenses via workforce layoffs. A position in Sun Microsystems Inc. (0.89%) also negatively impacted the portfolio over the first half of the year. The stock was especially hurt in the first quarter after the company stated that a slowdown in capital spending had hit U.S. demand and sales for its fiscal third quarter. The company also added that it expected gross margin to decline by 2 to 3 percentage points from its fiscal second quarter to about 45% and revenues were expected to rise only 10% to 13% year-on-year in its fiscal third quarter. In spite of this news, we continue to believe that Sun Microsystems Inc. is one of the strongest players in the systems hardware industry.

Q. What is your outlook for the remainder of the year?

A. We at J.P. Morgan remain confident in our investment process and the portfolio's risk/return profile. We believe that while the outlook for company earnings is still murky and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings reported-to-date is already reflected in lower stock prices and the Federal Reserve Board has re-affirmed its commitment to economic growth. We believe it to be unlikely that a recession would occur unless consumers stop spending. This leads us to a neutral-to-optimistic view on equity markets, but with continued volatility we believe that the equity market's return to a focus on company valuation bodes well for the portfolio.

Strategic Value Portfolio
-------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Strategic Value Portfolio returned -2.44%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. An early indiscriminate stock sell-off continued a year of declines as investors weighed the slowing economy, weak capital spending, and softening corporate profits against a series of Federal Reserve Board (Fed) interest rate cuts. Despite a flurry of optimism in April and May, higher unemployment and negative earnings news moderated the gains as many stocks returned to more realistic valuations.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. While the portfolio's relative underweighting versus the S&P 500 Index in the hard-hit technology sector helped its performance, several portfolio holdings also advanced, including Alcoa Inc. (0.71% of portfolio's total market value as of 6/30/01) and Terex Corp (0.27%). Semiconductor maker Advanced Micro Devices Inc. (3.78%) was rewarded for market share gains against rival Intel, while Mattel Inc. (2.00%) benefited from a new management team. The portfolio's auto parts stocks, Delphi Automotive Systems (1.78%) and Lear Corp. (0.92%), also supported performance. We at Janus believe the Fed interest rate cuts could result in expanding profits for companies such as these.

   On the downside, several telecommunications stocks resulted in a substantial drag on the portfolio's overall performance, declining on investor concerns about their debt load. Detractors from performance also included energy stocks Anadarko Petroleum Corp. (2.84%) and Enron Corp. (1.32%), both of which came under pressure from softening natural gas prices and the California energy crisis.

Q. What is your outlook for the remainder of the year?

A. The market appears to have discounted much of the bad news and the lower interest rate environment certainly is more accommodating for stocks. However, the near-term outlook remains unclear. We continue to believe, and our research has showed us, that the portfolio's holdings possess unrecognized potential, and we hope to keep the trade-off between risk and reward favorable.

Growth LT Portfolio
-------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Growth LT Portfolio returned - 16.96%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Although stocks rallied initially during the period, the economic slowdown soon intensified with decreased capital spending greatly impacting the technology and telecommunications sectors. In the face of widespread profit warnings, the Federal Reserve Board (Fed) cut interest rates six times to stimulate the economy. While continued economic weakness held equity markets to relatively modest gains, investors were encouraged by signs that lackluster business capital spending appeared to have stabilized while home and auto purchases remained resilient. A number of companies rebounded during April and May, and although these gains have since moderated, major market indices finished the second quarter higher for the first time since the first quarter of 2000.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. When the downturn gained momentum, the portfolio's exposure to hard-hit technology and telecommunications stocks was trimmed. After those stocks rebounded sharply in the second quarter, the portfolio with a return of 9.41%** was able to recapture much, but not all, of the lost ground earlier in the period. Cisco Systems Inc (do not hold as of 6/30/01) and Juniper Networks Inc. (0.76% of portfolio's total market value as of 6/30/01) fell in response to extreme weakness in worldwide capital investment. Cisco Systems Inc was sold but exposure to Juniper Networks Inc. was maintained, as we at Janus believe that it still presents significant long-term growth opportunities.

   Amid concerns that cellular growth rates were slowing, wireless handset leader Nokia Corp. ADR Preferred -- the portfolio's second-largest holding (5.68%) -- was another notable disappointment. Wireless stocks in general have continued to suffer from fears of slower cellular growth rates and high licensing costs. While we share these concerns, we remain optimistic due to what we believe to be Nokia's outstanding management and significant gains in market share, and have maintained a strong position in the stock.

   Meanwhile, weaker economic growth, mild weather, and renewed regulatory fears created a difficult environment for energy companies. As a result, the portfolio's position in Duke Energy was eliminated and Anadarko Petroleum Corp. (1.26%) was reduced while the portfolio continues to hold stocks of those companies we think are best positioned to capitalize on deregulation, such as Enron Corp. (2.22%) and El Paso Corp. (0.98%).

   A more positive standout was video game maker Electronic Arts Inc. (1.59%). Several of the Portfolio's media-related holdings also performed well, including AT&T Corp. -- Liberty Media Group 'A' (4.13%) and AOL Time Warner Inc. (6.43%).

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q. What is your outlook for the remainder of the year?

A. Several factors are contributing to an uncertain market outlook. We are hopeful that the market will begin to absorb negative earnings news as investors anticipate a recovery, although early results for second quarter earnings have been disappointing despite Fed interest rate cuts. Our research staff continues to seek out those companies with robust franchises and growing market share while we increase our exposure to areas with stable cash flows and strong short-term earnings visibility.

Focused 30 Portfolio
--------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Focused 30 Portfolio returned - 17.78%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The year 2001 started on a down note as equity markets extended the slide they experienced through the second half of 2000. During the first quarter, the Federal Reserve Board (Fed) attempted to spark a recovery with three half-point interest rate cuts, but the much-anticipated economic slowdown proved stronger and by the end of the first quarter, both the S&P 500 Index and the Nasdaq Composite Index posted declines. By April, though, many companies were posting record gains. Unfortunately, this rally was short lived due to earnings disappointments and increasing evidence of a global slowdown. Concerned that consumer spending would be negatively affected by the ongoing economic slowdown in the U.S., the Fed lowered interest rates three more times in the second quarter. While the cuts gave the market some confidence -- for the first time in 12 months these two indices both finished the second quarter in positive territory -- signs of an economic turnaround remain to be seen. The portfolio also finished positively with its second quarter return of 3.85%**.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Since the beginning of the year, our goal at Janus has been to be less sensitive to the market's wild swings. We have done that in part by transitioning the portfolio away from unproven businesses and into more established companies with steady revenue streams. We believe that identifying and sticking with well-run industry leaders will ultimately pay off, and that is why the portfolio continues to hold Paychex (4.14% of portfolio's total market value as of 6/30/01), Citigroup Inc. (2.46%), AOL Time Warner Inc. (7.79%) and Vitesse Semiconductor Corp. (2.59%). Vitesse Semiconductor Corp., a communications equipment chip maker, warned that earnings for its fiscal third quarter will likely disappoint due to weak demand and order cancellations. Although the portfolio still holds the stock, we have trimmed exposure to it. And, while Vitesse has been taking important design wins, the likelihood of an economic turnaround in the telecommunications chip sector may take some time.

   Paychex, the provider of human resources and payroll services has grown earnings more than 30% annually since we started closely following the company five years ago. This will be the first year since 1991 that earnings grow under 25%. The slowdown is attributable to the company's reliance on float income, which makes money off the interest on client payments. Therefore, the Fed's recent interest rate cuts have dampened Paychex's bottom line a bit. We believe Paychex will resume its 30% annual earnings growth rate after this one-year slowdown.

   From the financial sector, Citigroup Inc. (2.46%) performed well during the period. The diversified financial services company, which has a well-respected brand image, has benefited from investors' recent "flight to quality" during these uncertain economic times. Typically, Citigroup Inc. gains market share throughout the world as customers seek out safe havens for banking business. With more than 100 million customers in 100 countries, the economy has maintained consistent financial strength and long-term growth opportunities.

Q. What is your outlook for the remainder of the year?

A. As noted earlier, we believe we have positioned the portfolio to perform well in this volatile period. To us, this means minimizing downside risk without sacrificing the opportunity to perform. It is important to keep in mind that the portfolio's concentrated holdings (we make large bets on a smaller number of stocks), makes it an aggressive portfolio regardless of the market environment. Therefore, we will continue to conduct a company-by-company analysis when picking stocks to help ensure that the companies the portfolio holds will be those that are most likely to deliver long-term performance. Further, taking advantage of opportunities to upgrade portfolio holdings, we are optimistic that the portfolio will be in a good position if and when a recession begins -- whether that is next quarter or next year.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Mid-Cap Value Portfolio
-----------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Mid-Cap Value Portfolio returned 10.11%**, compared to a -1.96%* return for its benchmark, the Russell Midcap Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The market continued its sharp fluctuations in the first quarter of 2001 as stocks rebounded in January on enthusiasm over the first Federal Reserve Board
(Fed) interest rate cut, one of three in the first quarter. Highly valued technology stocks were particularly hard hit, as the earnings slowdown was apparent in this group. Outside of technology, many traditional companies held up well through most of the quarter before succumbing to the negative investor sentiment in the final weeks of the first quarter.

   U.S. mid-capitalization stocks performed well during the second quarter of 2001, rebounding from their earlier weak performance and continuing to outperform larger-capitalization stocks. A surprise intra-meeting interest rate cut by the Fed, one of three in the second quarter, triggered a strong rally during April that was driven by beaten down technology stocks. While signs of economic weakness continued to emerge, investors were heartened as stocks have historically generated robust returns after monetary easing. In addition, the impact of interest rate cuts is not generally felt for six to twelve months. The current round of easing, the most aggressive of Alan Greenspan's tenure, should therefore begin stimulating the economy late in 2001. Simultaneously, tax rebate checks that investors should start seeing in July, 2001, should provide further impetus to the economy. However, investor concern exists that the current downturn is a result of a glut of investment during the earlier technology boom, and, for that reason, is unlikely to respond to monetary stimulus. Lingering concerns about earlier over-investment in technology products weighed on investor sentiment and resulted in mid-capitalization stock performance remaining essentially flat during May and June.

   The portfolio's return for the second quarter of 10.75%** was in sharp contrast to its lackluster performance during the first quarter.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Consumer holdings led the portfolio's performance during the first quarter as entertainment companies such as Blockbuster Inc. 'A' (0.80% of portfolio's total market value as of 6/30/01) and USA Networks Inc. (0.68%) had solid gains. During the second quarter, the portfolio generated strong gains in the healthcare sector, which benefited from its ability to generate strong earnings in a weak economic environment. King Pharmaceuticals Inc. (1.98%) a specialty pharmaceutical manufacturer, rallied on reports its hypertension drug is displaying strong growth in sales and market share. Also in pharmaceuticals, MedImmune Inc. (1.10%) stock rose because of increased visibility on its new drug pipeline, which includes positive data from trials of its new drug to treat psoriasis. While energy stocks have been weak recently as oil and natural gas prices have corrected from earlier gains, portfolio holdings in this sector held up well in the decline. The portfolio's performance in the technology sector was hurt by a decline by Maxtor Corp. (1.78%), a maker of hard drives that is being impacted by the slowdown in personal computer sales. However, Maxtor's competitive position has been strengthened as competitors have left the industry, and Lazard believes that the company is poised to benefit from the eventual upturn in personal computer demand.

Q. What is your outlook for the remainder of the year?

A. We at Lazard will continue to adhere to our disciplined investment process, maintaining focus on individual company fundamentals amid the dramatic swings in market sentiment. We believe the outlook for mid-capitalization stocks continues to look positive. Relative to large-capitalization stocks, mid-capitalization valuations remain attractive even after their extended period of outperformance during the last two years.

International Value Portfolio
-----------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the International Value Portfolio returned -15.03%**, compared to a -14.40%* return for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

A. The market weakness of 2000 persisted into the new year as signs of economic instability spread beyond the U.S. and profit warnings from leading technology companies continued unabated. While stocks rallied briefly in January, international markets soon reversed course when investor hopes of an economic rebound later in the year started to wane. Hardest hit were technology, media and telecommunications stocks, whose earnings were particularly impacted by the slowing global economy and whose valuations remain above historical norms, even after their recent declines. The second quarter saw international equity markets rebound from their first quarter weakness. Global economic growth, on the other hand, continued to slow in spite of public expectations that growth in Europe would remain robust and that U.S. growth levels would not be as bad as initially assessed. This reduced growth led to further euro decline, thereby erasing all gains the euro had made in late 2000. International markets eventually succumbed to the continued lackluster performance of several sectors, including technology and telecommunications. However, intervention appeared in the form of interest rate cuts by the European Central Bank, the Bank of England and the Federal Reserve Board to prompt intermittent recoveries and rallies across the board.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio's performance was helped during the first quarter by holdings in the energy sector, which benefited from relatively high oil prices and was perceived as a defensive group amid the market turmoil. European consumer stocks also held up well as consumer spending remained one of the few bright spots in the global economy. In addition, the insurance holdings were hurt by capital markets weakness and its expected impact on sales of investment products. During the second quarter many of the companies that constitute the portfolio's holdings responded with proactive attempts to improve profitability, which helped the portfolio, relative to its benchmark. The portfolio managed to post gains in sectors that were considered more insulated from the economic slowdown, such as consumer staples and energy, which benefited from higher oil and gas prices. While the portfolio's technology and telecommunications sector exposure is modest, these holdings continue to detract from overall returns as such companies suffer from slowing demand and overcapacity. Despite this poor performance, we at Lazard continue to believe that the portfolio's technology and telecommunications holdings will add value in the long run. The portfolio returned -0.48%** during the second quarter as compared to -0.87%* for the MSCI EAFE Index.

Q. What is your outlook for the remainder of the year?

A. While the media focuses on the short-term gyrations of the euro, Germany's recent pension and tax reform is much more likely to have a positive far-reaching and long-lasting impact on European capital markets. For example, we believe that allowing 401(k)-type pension plans will encourage European citizens to begin to purchase and own stock. We also believe that the new equity culture in Europe may increase inflows of money into equities, and more importantly, encourage economic policies that are favorable to equity shareholders. The deregulation and tax reform in the U.S. that set the stage for the robust equity returns witnessed throughout the 1990s are now apparent in Europe, and to a lesser extent, in Japan. We believe that these European reforms should increase returns that companies are able to generate, and may drive positive results for the portfolio in the future.

Capital Opportunities Portfolio
-------------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Capital Opportunities Portfolio returned -4.17%**, compared to a -6.70%* return for its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The market saw dismal stock performance in the first quarter of the year, mixed with a lot of volatility. Stock prices began to recover in April and May in hopes that earnings and revenues had stopped deteriorating and that the Federal Reserve Board (Fed) would continue its program of interest rate cuts begun in January. The market's improvement was gradual but not enough to offset the earlier, dramatic losses. On the positive side, market activity seemed a bit more rational toward the end of the period. During the period, small- and mid-capitalization stocks outperformed large-capitalization stocks by a wide margin, as large-capitalization growth companies were hit hard by the slowdown in capital spending, particularly in the technology and telecommunications sectors. Despite this fact, the portfolio was not steered away from large-capitalization stocks. The portfolio did have a significant stake in small- and mid-capitalization stocks, many of which did well. Being a multi-capitalization portfolio, it typically has its

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

biggest investments in large-capitalization companies; however, the portfolio's small- and mid-capitalization allocation did increase slightly during the period. Larger holdings, particularly in the technology and telecommunications sectors, suffered steep declines in their stock prices that effectively lowered the market capitalization of these companies below the threshold for large-capitalization stocks.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Although growth stocks suffered during the period and the portfolio finished in negative territory, it outperformed the more value-oriented S&P 500 Index. Disappointments came mainly from the health-care, technology, and telecommunications sectors. Among the securities that most hurt portfolio performance were Applera Corp -- Applied Biosystems Group (0.29% of portfolio's total market value as of 6/30/01); EMC Corp. (0.92%), and XO Communications Inc. (0.15%).

   Despite overall weakness in growth stocks, there were some positive performers in the portfolio during the period. For example, oil services holdings such as Grant Prideco Inc. (1.53%), Santa Fe International Corp. (1.12%), and Weatherford International (0.57%) definitely helped performance as these stocks rallied amid tight supply and stepped-up drilling. Financial company stocks gave another boost to portfolio performance, as we at MFS concentrated on what we believe are high-quality companies that could possibly avoid getting hurt if credit problems increased in the softer economy. A number of the portfolio's largest investments turned in solid results, including Microsoft Corp. (1.41%); Calpine Corp. (1.43%); and United Technologies Corp. (1.28%). The portfolio took some profits in several of the portfolio's top performers such as Calpine Corp. and Santa Fe International Corp. We also trimmed the portfolio's stakes in United Technologies Corp. after its stock price benefited from corporate restructuring, and Microsoft Corp., which rallied on the expectation that it will meet earnings projections going forward.

   Historically, we have tended to increase portfolio holdings in stocks we like when their prices fall, and have often pared back when we believe their prices have reached higher levels. During the period we added to the portfolio's holdings in Tyco International Ltd. (3.09%) when it announced an acquisition that caused concern among investors and sent the stock price falling. The stock price later bounced back as the company delivered on earnings projections. Another example of this strategy is in the financial services area where we increased holdings in Citigroup Inc. (1.83%) and bought FleetBoston Financial Corp. (1.31%), because their stock prices appeared attractive to us when worries about a weaker economy unsettled the sector. The portfolio returned, 5.47%** during the second quarter, partially recovering the losses experienced in the first quarter.

Q. What is your outlook for the remainder of the year?

A. Looking ahead, although business fundamentals appear to have stabilized, we think it's unlikely there will be much of an improvement before the fourth quarter of 2001. Stock prices, which typically recover six or seven months ahead of earnings improvements, appear to be pointing to a late year rebound. In addition, we expect further interest rate reductions, which take some time before their impact is felt, to boost the economy around or after year-end. Finally, we are hopeful that fourth-quarter earnings could look better than last year's, which were terrible. We plan to keep the portfolio in the middle of the road in terms of volatility by striking a balance between more defensive growth companies that could hold up well in a tougher economic environment, and more cyclical media, technology, and retail stocks that could benefit in a recovery.

Mid-Cap Growth Portfolio
------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Mid-Cap Growth Portfolio returned -2.77%**, compared to a -12.96%* return for it's benchmark, the Russell Midcap Growth Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Performance over the period was very much a good news/bad news story. The good news was that the portfolio strongly outperformed its benchmark, and the bad news was that performance was nonetheless negative. The market has gone through one of the worst technology corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although the portfolio's telecommunications weighting had been minimized going into the downturn, several holdings in other areas were still negatively affected. However, in a period marked by many well-publicized earnings disappointments, a number of the portfolio's largest holdings met or exceeded earnings expectations.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

The portfolio's return of 22.91%** during the second quarter offset most, but not all, of its first quarter losses.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. VeriSign Inc. (4.56% of portfolio's total market value as of 6/30/01) was one of the portfolio's largest holding as of the end of the period. The portfolio's position was significantly increased over the past six to eight months as the stock tumbled along with the overall market slide; we at MFS saw this as a buying opportunity for the portfolio because our research indicated that VeriSign's earnings potential remained strong. CSG Systems International Inc. (2.97%) was another large holding that helped portfolio performance. Our research indicates that over the next year CSG's customer base may expand faster than Wall Street analysts seem to expect. Existing holdings in positions in several technology firms whose stocks had fallen to attractive valuations, including Adobe Systems Inc. (2.79%) and Advanced Fibre Communications Inc. (1.30%), were either increased in or added to the portfolio during the period.

   One health care holding in the portfolio that performed well was CYTYC Corp. (3.51%). The firm developed and manufactures the ThinPrep Pap Test for cervical cancer screening. We believe that in the third quarter of 2001, the ThinPrep test will achieve market domination.

   The portfolio also had some disappointments over the period. One area being stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites because many have, in our opinion, poor business models, the portfolio has invested in a few firms that we think have great business models; InterNAP Network Services Corp. (2.29%), Akamai Technologies Inc. (1.74%), SportsLine.com (do not hold as of 6/30/01) and CNET Networks Inc. (0.97%). Unfortunately for these companies, however, advertising on the Internet has virtually fallen off a cliff as the Internet economy has slowed, and their stocks have suffered accordingly.

   Portfolio energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market indicators seemed to say that it had reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. In our view, the supply/demand imbalance that began this cycle of
rising prices has yet to be resolved.    Especially in natural gas, falling
prices could actually increase demand as many industrial and utility users who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher energy demand over the next six months that may drive up stocks of exploration and production firms, and the portfolio's energy positions have been increased based on the second quarter weakness in those stocks.

Q. What is your outlook for the remainder of the year?

A. What is important is not a general market outlook, but the outlook for specific stocks that the portfolio owns. This is a research-analyst-driven, stock-specific portfolio. Although we certainly recognize the influence of what's happening in the overall market, our main focus is on what the companies in the portfolio are doing and what the portfolio is paying for them. In that respect, we're optimistic. Looking at portfolio holdings, our research indicates that many of the companies could grow at a rate that is not yet appreciated by the market and not yet factored into their stock prices. Summing up, it seems that the technology sector, for the first time in about a year, offers a number of investment opportunities and that energy is also one of the more attractive sectors in the market. Those are the two areas in which the portfolio is most heavily invested and about which we are most hopeful over the next six to nine months.

Global Growth Portfolio
-----------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Global Growth Portfolio returned -6.79%**, compared to a -9.92%* return for its benchmark, the Morgan Stanley Capital International All Country World Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The past six months were among the most volatile that global markets have experienced in recent years. Even among well-established, financially strong companies positioned for long-term growth, the type of stocks the portfolio invests in, negative investor sentiment prevailed. 2001 began with technology-related industries experiencing a rapid inventory correction. Above all, investors continued to focus on the economic slowdown in the U.S. during the period, and it became increasingly obvious that many companies around the world would not be able to meet sales and earnings forecasts. These and other negative factors, such as the Argentina government

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

debt crisis and Japan's troubled banks, converged to spread pessimism during the period and caused the ongoing weakness in global equity markets.

   Markets rallied in April and May as investors took into consideration positive factors supporting growth stocks, including healthy consumer spending in the U.S. and Europe, and aggressive actions by the Federal Reserve Board
(Fed) to further cut interest rates. In June, however, the markets again suffered as a result of negative earnings announcements from a broad array of well-known companies. Despite this late downturn, the portfolio returned 4.70%** for the second quarter, as compared to 2.80%* for its benchmark.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. While weakening business fundamentals and negative investor sentiment adversely impacted growth-style stocks in which the portfolio invests, the portfolio continued to emphasize stocks which we at MFS believe have strong earnings outlooks and growing market positions. We have also increased the portfolio's diversification across global markets and industry sectors. This focus has led to portfolio holdings such as Canon Inc. (1.14% of portfolio's total market value as of 6/30/01), Honda Motor Co. Ltd. (1.03%), and Microsoft Corp. (1.31%). Significant positions in these stocks produced favorable results for the portfolio, despite the difficult investment backdrop during the period. With regard to industries and sectors, we continued to reduce exposure to technology and telecommunications in favor of health care, energy, broadcasting and media, basic materials, autos, and consumer staples stocks.

   In terms of market exposure, we've added modestly to the portfolio's weightings in the United Kingdom, Switzerland, the Netherlands, and emerging markets. The increases were primarily in the area of consumer staples companies such as Reckitt Benckiser PLC (0.35%) and Diageo PLC (0.50%) in the United Kingdom. Also in the U.K., the portfolio's position in Reed International PLC (0.61%), one of the world's leading publishers and information providers was increased. Health care stocks in Switzerland added to the portfolio were Novartis AG Reg (1.92%), and medical device manufacturer Synthes-Stratec Inc. (0.60%). On the other hand, the portfolio's exposure to wireless communications stocks in the U.S. and Japan have been modestly reduced as our near-term growth outlook for many of these companies remains uncertain.

Q. What is your outlook for the remainder of the year?

A. Given the uncertain global economic environment, our focus for the portfolio has been to concentrate on companies that we believe can produce sustainable earnings growth, that possess dominant market positions, and high-quality management teams. We anticipate this strategy to remain a dominant theme in the portfolio in the months ahead.


Equity Index Portfolio
----------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Equity Index Portfolio returned -6.86%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index). The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. During the first half of the year, the U.S. equity market experienced extreme volatility. A global economic downturn resulted in sharply reduced levels of corporate earnings throughout the world. The result has been consistent pressure on equity valuations and price levels, culminating in significant first quarter drops in every major equity index charted around the globe. Indicative of the damage inflicted upon large-capitalization stocks in the U.S., the S&P 500 Index returned -11.86%* during the first quarter of 2001, its worst quarterly performance figure since the fourth quarter of 1987, and its fourth straight quarterly decline. The S&P 500 Index closed the first quarter of 2001 4.03% lower than the last quarter of 2000. Also, during the first quarter, utilities, energy, and the consumer discretionary sectors were among the best performing sectors of the S&P 500 Index, as investors looked for relative stability in these sectors.

   The early part of the second quarter brought little relief from the market downturn as the S&P 500 Index lost an additional 5% during the first three days of April, creating a new 52-week low, and marking its lowest closing level since October 1998. A mid-May rebound in the S&P 500 Index's technology sector led to a modest recovery in the year's second quarter. Despite six interest rate cuts by the Federal Reserve Board (Fed) during the first half of 2001 and evidence that the economy was showing some signs of recovery, the equity market's

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

momentum did not sustain through the end of June. The portfolio returned 5.73%** during the second quarter as compared to 5.85%* for its benchmark.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The first half of 2001 saw a wide dispersion of sector returns with consumer discretionary and materials being the only two S&P 500 Index sectors with positive returns. Information technology, health care and utilities were the largest negative contributors to portfolio performance during the first half of the year.

   As the portfolio seeks to replicate the S&P 500 Index return, before expenses, we at Mercury neither evaluate short-term fluctuations in the portfolio's performance nor manage according to a given outlook for the equity markets, or for economic conditions and how they affect the financial markets.

Q. What is your outlook for the remainder of the year?

A. Even after the six Fed interest rate cuts already seen in 2001, we believe that the Fed will continue to cut interest rates in the latter half of the year, although less aggressively, in response to earnings concerns and a slowing U.S. economy. In addition, we do not have recession concerns. We believe that technology stocks badly beaten in the latter part of 2000 and during the first quarter of 2001 should continue the modest recovery that was seen during the second quarter of 2001. However, we do not expect these technology stocks to return to the gratifying levels seen in the Spring of 2000. We expect to see most of the major U.S. equity indices posting single digit positive returns for 2001 with mid- and smaller-capitalization securities continuing their rebound versus the larger capitalization stocks. We also believe that the U.S. equity markets will continue to experience extreme volatility with value stocks continuing to outperform growth stocks as seen in the latter part of 2000 and during the first half of 2001.

Small-Cap Index Portfolio
-------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Small-Cap Index Portfolio returned 6.02%**, compared to a 6.94%* return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. During the first half of the year, the U.S. equity market experienced extreme volatility. The major U.S. equity market indices experienced a wide range in returns with small- and mid-capitalization companies seriously outperforming larger capitalization companies. The large-capitalization Standard and Poor's 500 Composite Stock Price Index returned -6.70%*, the Standard and Poor's 400 Mid-Cap Index returned 0.97%*, while the small-cap Russell 2000 Index returned 6.94%*. Small-capitalization growth securities were the largest drag on the Russell 2000 Index's return during the period, with the Russell 2000 Growth Index returning 0.16%* versus the Russell 2000 Value Index's return of 12.78%*. In the first quarter of 2001, value stocks outpaced growth stocks while growth stocks modestly outpaced value stocks in the second quarter.

   Great anticipation and speculation was prevalent in the marketplace, particularly in May and June regarding the Russell 2000 Index's reconstitution that caused it to experience a significant turnover of over 25%. In total, over 500 new members were added and 400 members were deleted from the Russell 2000 Index. The technology weighting in the Russell 2000 Index after the reconstitution increased considerably as these stocks were removed from the Russell 1000 Index due to their relative underperformance, resulting in a decrease in market capitalization, exactly opposite of what was experienced in 2000. Nasdaq systems disruptions on June 29, 2001 made trading activity surrounding these changes particularly difficult this year and also created havoc in determining closing market prices, causing some daily-valued index funds to experience higher tracking error as Nasdaq continued to change certain closing prices well into the following week.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The first half of 2001 saw a wide dispersion of sector returns with consumer staples, consumer discretionary and auto and transportation being the largest positive contributors and energy, technology and utilities being the largest negative contributors for the portfolio and the Russell 2000 Index alike.

   As the portfolio seeks to replicate the Russell 2000 Index, before expenses, we at Mercury neither evaluate short-term fluctuations in the portfolio's performance nor manage according to a given outlook for the equity

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

markets, or for economic conditions and how they affect the financial markets.

Q. What is your outlook for the remainder of the year?

A. Even after the six Federal Reserve Board (Fed) interest rate cuts already seen in 2001, we believe that the Fed will continue to cut interest rates in the latter half of the year, although less aggressively, in response to earnings concerns and a slowing U.S. economy. In addition, we do not have recession concerns. We believe that technology stocks badly beaten in the latter part of 2000 and during the first quarter of 2001 should continue the modest recovery that was seen during the second quarter of 2001. However, we do not expect these technology stocks to return to the gratifying levels seen in the Spring of 2000. We expect to see most of the major U.S. equity indices posting single digit positive returns for 2001 with mid- and smaller-capitalization securities continuing their rebound versus the larger-capitalization stocks. We also believe that the U.S. equity markets will continue to experience extreme volatility with value stocks continuing to outperform growth stocks as seen in the latter part of 2000 and during the first half of 2001.

REIT Portfolio
--------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the REIT Portfolio returned 6.83%**, compared to a 11.44%* return for its benchmark, the National Association of Real Estate Investment Trusts Equity Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. REITs experienced a reversal of fortune throughout the first half of the year as last year's losers outperformed last year's winners. Perhaps of greater significance was the strong relationship between dividend yield and stock performance. Clearly, investors favored higher dividend stocks in the first half of the year. We at Morgan Stanley continue to stress fundamentals and believe the current focus on income by investors will run its course. Aside from attracting investors for its dividend yield and defensive nature, the REIT sector gained interest over the potential Standard and Poor's 500 Composite Stock Price Index's (S&P 500 Index) inclusion of REITs.

   After a flat first quarter, the REIT sector provided a strong second quarter, up 11.42%. This marked the fifth consecutive quarter in which REITs outperformed the broader equity markets. The S&P 500 Index and the Dow Jones Industrial Average Index gained 5.85%* and 6.31%, respectively in the second quarter. Even with these gains, neither of these indices is positive for the first half of the year. The portfolio returned 9.23%** during the second quarter.

   Investors remained wary of apartment companies with high concentrations in Northern California, particularly given emerging data on rental and occupancy declines in markets where technology-led demand has cooled. As a result, the portfolio underperformed the benchmark due to stock selection among those companies the portfolio owned for high-barrier-to-entry qualities, such as are found in Northern California. These markets have had limited new supply and home affordability is among the lowest in the country, prompting us to continue to hold these companies in the portfolio.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Although the higher dividend yielding stocks continued to outperform during the first half of the year, the disparity in performance by sector among REITs was less pronounced during the second quarter. During the period, the retail sector outperformed the benchmark, led by the regional mall sector. This appears to be based upon a view that the malls were a defensive alternative versus other sectors, as they had not yet experienced the gains in rents or in share prices that were achieved in other sectors in 2000. In addition, stocks in both sectors provided attractive dividend yields. Self storage, last year's weakest performer, also had strong outperformance versus other sectors in the benchmark in the period. Demand in this sector is believed to possess greater resistance to a recession and the level of new supply has been decreasing for more than a year. Lodging outperformed other sectors once again, despite very weak RevPar (revenue per available room) in the period, as this sector is viewed as an early participant in an economic recovery. The apartment sector underperformed other sectors modestly in the period, held back by weak results in Northern California, as market rents declined in the second quarter after holding steady in the first quarter. While office stocks kept pace with the benchmark, industrial companies modestly underperformed.

Q. What is your outlook for the remainder of the year?

A. The outlook for the REIT market has become modestly more confusing. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets appear balanced based upon a rational level of

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

new supply and vacancy rates slightly below demand. We are encouraged that the developments either peaked or are in the process of peaking for the vast majority of property types. Clearly, the slowdown in the economy in 2001 will create a more challenging environment to complete the leasing for these developments, as well as fill the competing sub-leased space. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low average vacancy rates, the U.S. real estate market is better prepared than in previous periods for an economic slowdown.

   Perhaps the greater cause for concern is that the second quarter's price appreciation has moved the REIT sector to trade at the same level as its private real estate valuation. We believe it is fair for the sector to trade at a modest premium, given the tax transparent nature of the REIT vehicle, the track record of the management teams of increasing net asset value (NAV) per share, and the superior liquidity versus owning real estate outright. However, we are concerned that the demand for REITs may increase the pace of equity issuance given that a critical test for issuing equity is whether the company's share price is in excess of NAV. In the past, the issuance of equity has placed pressure on REIT share prices. However, the sector has clearly been a beneficiary of a tremendous volume of cash inflows. Obviously a slowdown in these inflows could also place pressure on the stocks. We do not foresee a near term abatement but will be watchful.

   Based on the current valuation and the REIT sector's ability to demonstrate its defensive characteristics as a separate asset class, we believe the sector should be able to produce returns modestly below its historical average returns of the low to mid teens. Investors may find this attractive given the recent performance and volatility in the equity markets. An additional positive factor is that the expected level of new allocations to REITs by pension funds could provide significant buying pressure for the sector throughout the remainder of the year.

Inflation Managed Portfolio
---------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Inflation Managed Portfolio (formerly called the Government Securities Portfolio) returned 2.83%**.

   For the four months ended April 30, 2001 (before the portfolio changed its investment focus), the portfolio returned 1.38%**, compared to a 1.47%* return for its then current benchmark, the Lehman Brothers Government Bond Index (Lehman Government Index). For the two months ended June 30, 2001, the portfolio returned 1.45%**, compared to a 0.79%* return for its current benchmark, the Lehman Brothers Inflation Linked Treasury Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Yields on intermediate and long maturity bonds rose amid investor concern that eventual economic recovery would create inflationary pressures. The corporate bond sector rallied, despite falling corporate profits, as the sector outperformed Treasury securities by approximately 3% in the first half of 2001. As investors' risk appetite returned with interest rate easing by the Federal Reserve Board (Fed), lower quality and longer maturity corporate bonds outperformed Treasury securities. Mortgage securities performed well as prepayment fears subsided and investors sought mortgage securities for their high risk-adjusted yields. Real yields fell, particularly in the short and intermediate maturity bond sectors, due to the previously mentioned Fed interest rate easing and the inflationary pressures resulting from a possible economic recovery.

   The Japanese bond market outperformed its peers during the period while European, including United Kingdom, securities lagged given inflation concerns and a slower pace of monetary easing relative to the U.S. The U.S. dollar remained strong as capital flows into U.S. financial assets continued.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. From January through April, the portfolio's above-index duration versus the Lehman Government Index had a negative impact on performance as longer maturity bond yields rose. Non-U.S. holdings also detracted from portfolio returns as European and U.K. securities lagged U.S. securities. On the positive side, the portfolio's overweight mortgage position versus the Lehman Government Index contributed to performance.

   From the beginning of May through the end of June, an overweight position versus the Lehman Brothers Inflation Linked Treasury Index in shorter-maturity U.S. Treasury inflation protection securities (TIPS) was also positive as real yields declined. An above benchmark effective duration was slightly negative for portfolio performance as short and long maturity TIPS' real yield

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

declines were offset by a substantial real yield increase in the intermediate maturity TIPS segment.

Q. What is your outlook for the remainder of the year?

A. Looking ahead, we at PIMCO believe that weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters.

   We also believe that the prolonged slowdown will prompt the Fed and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the U.S. and Europe, including the U.K. At a minimum, we believe these rates are unlikely to rise much over our cyclical time frame (six to twelve months), which means that the front end of the U.S., U.K. and Eurozone yield curves should offer compelling value for investors in the near term. Real yields should also decline due to the possibility of the Fed and the European Central Bank lowering interest rates too much, which could lead to inflationary pressures. The low inflation break-even yield combined with inflation protection continues to make TIPS an attractive asset class relative to conventional debt classes.

   In our opinion, the balance of risks will continue to favor higher quality investments and mortgage securities should provide a yield advantage over Treasury securities for the portfolio with minimal credit risk. If interest rates remain within our forecasted range, prepayment risk should be muted. We also believe that prices of corporate bonds will remain under pressure early in our secular period (three to five years) as weak growth translates into subdued profits in the U.S. and Europe. Overall, we are optimistic that opportunities for corporate bonds will be better in 2002 and beyond as companies reduce debt taken on over the last several years to fund capital spending and stock buybacks.

Managed Bond Portfolio
----------------------

Q. How did the portfolio perform over the first half of 2000?

A. For the six months ended June 30, 2001, the Managed Bond Portfolio returned 2.29%**, compared to a 3.51%* return for its benchmark, the Lehman Brothers Government/Credit Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Yields on intermediate and long maturity bonds rose amid investor concern that eventual economic recovery would create inflationary pressures. The corporate bond sector rallied, despite falling corporate profits, as the sector outperformed Treasury securities by approximately 3% in the first half of 2001. As investors' risk appetite returned with interest rate easing by the Federal Reserve Board (Fed), lower quality and longer maturity corporate bonds outperformed Treasury securities. Mortgage securities performed well as prepayment fears subsided and investors sought mortgage securities for their high risk-adjusted yields.

   The Japanese bond market outperformed its peers during the period while European, including United Kingdom, securities lagged given inflation concerns and a slower pace of monetary easing relative to the U.S. The U.S. dollar remained strong as capital flows into U.S. financial assets continued.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio's above-index duration versus the benchmark was a negative factor as longer yields rose. The biggest detractor to performance was the portfolio's underweight versus the benchmark to the corporate sector. Non-U.S. holdings also detracted from portfolio returns as European securities lagged U.S. securities. On the positive side, the portfolio's overweight mortgage position versus the benchmark contributed to performance. Lastly, high yield holdings added to returns as the high yield sector had a strong first quarter.

Q. What is your outlook for the remainder of the year?

A. Looking ahead, we at PIMCO believe that weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters.

   We also believe that the prolonged slowdown will prompt the Fed and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the U.S. and Europe. At a minimum, we believe these rates are unlikely to rise much over our cyclical time frame (six to twelve months), which means that the front end of the U.S., U.K. and Eurozone yield curves should offer compelling value for investors in the near term.

   In our opinion, the balance of risks will continue to favor higher quality investments and mortgage securities

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

should provide a yield advantage over Treasury securities for the portfolio with minimal credit risk. If interest rates remain within our forecasted range, prepayment risk should be muted. We also believe that prices of corporate bonds will remain under pressure early in our secular period (three to five years) as weak growth translates into subdued profits in the U.S. and Europe. Overall, we are optimistic that opportunities for corporate bonds will be better in 2002 and beyond as companies reduce debt taken on over the last several years to fund capital spending and stock buybacks.

Money Market Portfolio
----------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Money Market Portfolio returned 2.41%**, compared to a 2.64%* return for its benchmark, the Merrill Lynch 90-Day T-Bill Index. The current yield measured during the seven day period ending
June 30, 2001 was 3.70%**.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. Most of the first half of 2001 was spent trying to keep up with the Federal Reserve Board (Fed) and the market's interpretation of its actions. As economic and market data entered the market place, rates on longer maturity securities dropped. On a number of occasions, the market anticipated a greater interest rate reduction by the Fed than what actually occurred. This meant investing at lower yields than those warranted by the Fed's eventual interest rate cut.

   The interest rate policy of the Fed continues to have an enormous effect on short-term markets. Commercial paper, which generally comprises a very large portion of the portfolio, has become somewhat limited in supply. To take advantage of lower long-term rates, issuers have been placing longer-term paper in the market, thus reducing their need for short-term funding. This leads to a reduction in commercial paper yields. Additionally, suitable asset-backed security issuance has been scarce and short-term corporate bonds have been lacking in supply.

   Rates on commercial paper spent most of the first half of the year tracking the drop in U.S. Treasury yields. Rates on 30-, 60- and 90-day commercial paper traded from a high of around 6.0% at the beginning of the year to nearly 3.5% by the end of June. As of June 30, 2001, the yield curve remains inverted by about 10 basis points between 30- and 90-day commercial paper. U.S. Treasury yields also began the year around 6.0% and finished up in June around 3.6%.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. The portfolio was able to take advantage of attractive yields in both the energy and telecommunications sectors. Perhaps tainted by the California energy crisis, the energy sector exhibited good value and, at times, good supply. Within this sector, Duke Energy Corp. (3.84% of portfolio's total market value as of 6/30/01) and Wisconsin Energy Corp. (3.37%) were added to the portfolio's holdings. The telecommunications sector's need for frequent financing led to a good supply of commercial paper and the portfolio maintained its positions in SBC Communications Inc. (4.14%) and BellSouth Corp. (3.93%). The portfolio also did quite well with its U.S. government agency positions, as short-term rates spent the first half of the year declining. As the first half of 2001 passed, the portfolio's position in asset-backed securities decreased. Imbalance between supply and demand drove yields down relative to commercial paper. Additionally, the scarcity of suitable asset-backed securities and short-term corporate bonds hurt overall portfolio returns as we at Pacific Life have previously been able to enhance portfolio returns via these sectors. In response, we have chosen to add U.S. Treasury and government agency commercial paper to the portfolio, which comprised 8.85% of the portfolio at the end of the period. As the Fed continues to take an easing stance on interest rates, the portfolio will further invest in the government market.

Q. What is your outlook for the remainder of the year?

A. The Fed continues to publish a "weakness" stance, which we believe means they are still in a rate-reducing mode. We continue to see mild inflation data combined with generally weak economic statistics. The big question will be how the Fed views this data. We will most likely see some additional rate decreases, although the timing and severity will be largely dictated by upcoming conditions. We continue to look for opportunities for the portfolio to re-enter the floating rate market. Eventually, the economic landscape should become more positive and this sector could be an excellent place to enhance portfolio yields.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

High Yield Bond Portfolio
-------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the High Yield Bond Portfolio returned 2.25%**, compared to a 4.28%* return for its benchmark, the Credit Suisse First Boston High Yield Index (CS First Boston Index).

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The portfolio underperformed the CS First Boston Index for the first half of the year for a few reasons. An overweight position in the telecommunications sector, which fell out of favor in the equity and debt markets during the second quarter, hurt the portfolio's return. The portfolio's higher average quality rated bonds (portfolio versus the benchmark) did not insulate the portfolio. In addition, the portfolio remained underweight versus the benchmark in emerging markets, which outperformed the domestic high yield market. Positive factors included overweight positions versus the benchmark in the energy, gaming and leisure, and services sectors, all of which outperformed the total high yield market.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. Many of the portfolio's holdings generated positive returns. P&L Coal Holdings (0.52% of portfolio's total market value as of 6/30/01), benefiting from strong coal prices, issued new equity and used proceeds to tender for a portion of its outstanding debt. The portfolio was able to realize a substantial premium on much of its position. High oil and gas prices led to a very strong energy service sector, and Pride Petroleum (do not hold as of 6/30/01), realized very solid performance. Another strong sector in the first half was healthcare, and within this sector, Davita (0.64%), (formerly Total Renal Care Holdings) experienced an operational turnaround, helping to make this one of the best performers in the portfolio. One other holding, Willis Coroon (0.68%), recovered due to improved operating results and an initial public equity offering.

   Portfolio holdings that had disappointing performance include Global Crossing Holdings Ltd. (2.27%), which is one of the portfolio's largest corporate holding. Global Crossing bonds declined in price due largely to fear in the equity and debt markets about the entire telecommunications sector, stemming from some high profile defaults, despite the fact that this holding remains a solid, higher quality bond with strong cash flows. Also hurt in the general market sell-off in the telecommunications sector was Nextel Communications Inc. (1.32%), despite the fact that this company generates very strong cash flows and has substantial liquidity. Polymer Group Inc. (0.25%), part of the ailing textile sector, suffered due to increased raw material prices and liquidity concerns. Finally, Morrison Knudsen, which is now Washington Group (0.08%), an engineering firm, was forced to file for bankruptcy within one year of an acquisition it made. This company remains in intense litigation with Raytheon regarding this acquisition.

Q. What is your outlook for the remainder of the year?

A. Looking forward, the lower interest rate environment engineered by the Federal Reserve Board could help to avoid a recession, which would be a positive for high yield bond returns. The telecommunications sector, however, will likely continue to generate volatility. As a result, we at Pacific Life remain cautiously optimistic about the outlook for the high yield bond market.

Large-Cap Value Portfolio
-------------------------

Q. How did the portfolio perform over the first half of 2001?

A. For the six months ended June 30, 2001, the Large-Cap Value Portfolio returned -0.38%**, compared to a -6.70%* return for its benchmark, the Standard and Poor's 500 Composite Stock Price Index.

Q. Briefly discuss both the principal positive and negative factors that affected the portfolio's performance during the first half of the year.

A. The first half of 2001 was characterized by aggressive interest rate cuts by the Federal Reserve Board (Fed) and continued deterioration in corporate earnings. After a strong start in January in response to two Fed interest rate cuts, the equity markets began a decline that lasted through the first quarter of 2001. In February, the reality of weak corporate profits began to set in. The slowdown in the technology sector had moved beyond personal computers, semiconductors and wireless companies and began to affect even those companies that had claimed that they were immune to the weakening environment. As the quarter progressed, weakness in technology and telecommunications stocks spread to other sectors. A third interest rate cut by the Fed in mid-March failed to excite the equity markets.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   After first quarter 2001 earnings pre-announcements ended in early April, the equity market had a strong rally through mid-May, helped by the first two of three additional interest rate cuts by the Fed during the quarter. By June, however, second quarter earnings pre-announcements dragged down the equity markets once again causing the technology and telecommunications sectors, in particular, to suffer. The portfolio's return during the second quarter was 2.58%**.

Q. Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A. For the portfolio, the technology sector provided some of its best and worst performers. On the brighter side, Computer Associates International Inc. (1.14% of portfolio's total market value as of 6/30/01), IBM Corp. (1.87%), Dell Computer Corp. (1.56%) and National Semiconductor Corp. (1.30%) all were among the top five contributors. Other top-ten contributors during the period came from a variety of sectors and included Federated Department Stores (1.69%), Bank of America Corp. (1.71%), Alcoa Inc. (1.60%), Household International Inc. (1.87%), Canadian National Railway Co. (0.95%) and Ralston Purina (do not hold as of 6/30/01).

   At the other end of the spectrum, Tellabs Inc. (0.76%), Solectron Corp. (1.76%) and ADC Telecommunications (do not hold as of 6/30/01) were among the biggest detractors from performance during the period. Some of the other stocks that held back performance included Kimberly-Clark Corp. (1.55%), Honeywell International Inc. (1.46%), American Express Co. (1.46%), Merck & Co. Inc. (1.17%) and Safeway Inc. (1.53%). The portfolio continues to hold all of these stocks. In fact we increased most of them recently, based on our belief that the lower prices presented a buying opportunity.

Q. What is your outlook for the remainder of the year?

A. In terms of the broad market, the number and the magnitude of the earnings pre-announcements that we at Salomon Brothers have seen during the month of June are a reminder that business conditions remain challenging for most companies. Fortunately, the Fed remains in a position to continue reducing interest rates. Inflation remains low, and energy and electricity costs are abating for the time being. We anticipate that the substantial interest rate cuts that the Fed has made year-to-date should begin to have a positive impact on the economy as these rate cuts typically take a number of months to begin working their way through the economy. In addition, taxpayers will begin receiving a tax rebate in July, 2001, which should also aid the economy. Nevertheless, we are watching consumer spending and consumer confidence carefully. Thus far, the consumer has remained fairly resilient to the weakening economy and any meaningful decline in consumer spending could postpone the economic recovery that we expect late this year.

   For the portfolio, we are taking a two-pronged approach. While we have added defensive stocks to the portfolio where we see valuation support and little downside from current prices, we have also added modestly to the portfolio's holdings in some more volatile stocks that should offer attractive returns as the equity market recovers. Overall, we continue to maintain our value discipline as we focus on identifying favorable securities for attractive long-term returns. We believe that these actions will position the portfolio well during these volatile periods.
                                  ----------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
COMMON STOCKS - 90.66%

Consumer Discretionary - 13.88%

AOL Time Warner Inc *                  230,000   $12,190,000
AT&T Corp - Liberty Media Group 'A' *  169,000     2,955,810
Costco Wholesale Corp *                 58,000     2,382,640
Home Depot Inc                         190,000     8,844,500
Target Corp                            150,000     5,190,000
The Interpublic Group of Cos Inc        83,000     2,436,050
Tyco International Ltd                 245,000    13,352,500
Viacom Inc                              88,000     4,554,000
Wal-Mart Stores Inc                    162,000     7,905,600
                                                 ------------
                                                  59,811,100
                                                 ------------
Consumer Staples - 3.67%

Coca-Cola Co                            42,000     1,890,000
Colgate-Palmolive Co                    67,000     3,952,330
Safeway Inc *                          121,000     5,808,000
Sysco Corp                             154,000     4,181,100
                                                 ------------
                                                  15,831,430
                                                 ------------
Financial Services - 20.70%

American Express Co                    142,000     5,509,600
American International Group Inc       133,000    11,438,000
Citigroup Inc                          310,000    16,380,400
Federal Home Loan Mortgage Corp        107,000     7,490,000
Federal National Mortgage Association  102,000     8,685,300
Fifth Third Bancorp                     86,000     5,164,300
First Data Corp                         98,000     6,296,500
Fiserv Inc *                            69,000     4,414,620
J.P. Morgan Chase & Co                 200,000     8,920,000
Merrill Lynch & Co Inc                 111,000     6,576,750
Morgan Stanley Dean Witter Co          130,000     8,349,900
                                                 ------------
                                                  89,225,370
                                                 ------------
Health Care - 17.02%

Allergan Inc                            88,000     7,524,000
American Home Products Corp             94,000     5,493,360
Amgen Inc *                            118,000     7,160,240
Bristol Myers Squibb Co                 38,000     1,987,400
Cardinal Health Inc                     46,000     3,174,000
HCA - The Healthcare Co                 79,000     3,570,010
Johnson & Johnson                       69,000     3,450,000
Medtronic Inc                          130,000     5,981,300
Merck & Co Inc                          65,000     4,154,150
Pfizer Inc                             372,000    14,898,600
Pharmacia Corp                         148,000     6,800,600
Schering-Plough Corp                   131,000     4,747,440
UnitedHealth Group Inc                  71,000     4,384,250
                                                 ------------
                                                  73,325,350
                                                 ------------
Integrated Oils - 3.69%

Exxon Mobil Corp                       162,000    14,150,700
Transocean Sedco Forex Inc              42,000     1,732,500
                                                 ------------
                                                  15,883,200
                                                 ------------
Materials & Processing - 1.23%

Air Products & Chemicals Inc *          58,000     2,653,500
Alcoa Inc                               67,000     2,639,800
                                                 ------------
                                                   5,293,300
                                                 ------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Other - 5.29%

General Electric Co                    468,000   $22,815,000
                                                 ------------
Other Energy - 4.41%

Calpine Corp *                          65,000     2,457,000
Dynergy Inc                             58,000     2,697,000
El Paso Corp                            69,000     3,625,260
Enron Corp                              79,000     3,871,000
Ensco International Inc                 73,000     1,708,200
Halliburton Co                          71,000     2,527,600
Schlumberger Ltd                        40,000     2,106,000
                                                 ------------
                                                  18,992,060
                                                 ------------
Producer Durables - 2.90%

Applied Materials Inc *                 96,000     4,713,600
KLA-Tencor Corp *                       54,000     3,157,380
United Technologies Corp                63,000     4,615,380
                                                 ------------
                                                  12,486,360
                                                 ------------
Technology - 15.14%

Analog Devices Inc *                    58,000     2,508,500
Cisco Systems Inc *                    468,000     8,517,600
Comverse Technology Inc *               69,000     3,975,780
EMC Corp *                             192,000     5,577,600
IBM Corp                                35,000     3,955,000
Intel Corp                             115,000     3,363,750
Microsoft Corp *                       134,000     9,782,000
Oracle Corp *                          292,000     5,548,000
Sanmina Corp *                         205,000     4,799,050
Sun Microsystems Inc *                 210,000     3,301,200
Texas Instruments Inc                   68,000     2,142,000
Veritas Software Corp                  127,000     8,449,310
Xilinx Inc *                            81,000     3,340,440
                                                 ------------
                                                  65,260,230
                                                 ------------
Utilities - 2.73%

BellSouth Corp                          54,000     2,174,580
Duke Energy Co                          92,000     3,588,920
SBC Communications Inc                 150,000     6,009,000
                                                 ------------
                                                  11,772,500
                                                 ------------

Total Common Stocks
   (Cost $407,924,621)                           390,695,900
                                                 ------------
FOREIGN PREFERRED STOCK - 0.83%

Finland - 0.83%

Nokia Corp ADR                         162,000     3,570,480
                                                 ------------

Total Foreign Preferred Stock
   (Cost $5,194,644)                               3,570,480
                                                 ------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
FOREIGN COMMON STOCKS - 2.84%

Canada - 0.98%

Canadian National Railway Co            46,000    $1,863,000
Nortel Networks Corp                   258,000     2,345,220
                                                -------------
                                                   4,208,220
                                                -------------
Israel - 0.49%

Check Point Software Technologies Ltd * 42,000     2,123,940
                                                -------------
Netherlands - 0.51%

Royal Dutch Petroleum Guilder           38,000     2,214,260
                                                -------------
United Kingdom - 0.86%

Vodafone AirTouch PLC ADR              166,000     3,710,100
                                                -------------

Total Foreign Common Stocks
   (Cost $15,812,980)                             12,256,520
                                                -------------

                                     Principal
                                       Amount        Value
                                       ------        -----

SHORT-TERM INVESTMENTS - 5.36%

U.S. GOVERNMENT AGENCY ISSUE - 5.13%

Student Loan Marketing Association
   3.940% due 07/02/01              $22,103,000   22,100,581
                                                -------------

Total U.S. Government Agency Issue                22,100,581
                                                -------------

U.S. TREASURY BILL - 0.23%

   3.400% due 09/20/01 **             1,000,000      992,350
                                                -------------

Total U.S. Treasury Bill                             992,350
                                                -------------

Total Short-Term Investments
   (Cost $23,092,931)                             23,092,931
                                                -------------

TOTAL INVESTMENTS - 99.69%
   (Cost $452,025,176)                           429,615,831

OTHER ASSETS AND
LIABILITIES, NET - 0.31%                           1,316,330
                                                -------------

NET ASSETS - 100.00%                            $430,932,161
                                                -------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $535,869 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                                   Number of       Unrealized
             Type                  Contracts      Depreciation
---------------------------------------------------------------
S&P 500 (09/01)                        28              ($4,596)
                                                 --------------

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $452,025,176
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $8,442,089

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                      (30,851,434)
                                                 --------------

Net unrealized depreciation                       ($22,409,345)
                                                 --------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
COMMON STOCKS - 93.68%

Autos & Transportation - 0.91%

Expeditors Int'l of Washington Inc       6,100      $365,994
Gentex Corp *                           12,800       356,736
                                                 ------------
                                                     722,730
                                                 ------------
Consumer Discretionary - 28.60%

99 Cents Only Stores *                   3,600       107,820
Abercrombie & Fitch Co 'A' *            40,500     1,802,250
Activision Inc *                         7,100       278,675
American Eagle Outfitters *             40,500     1,427,220
Apollo Group Inc *                      20,300       861,735
BJ's Wholesale Club Inc *                4,100       218,366
Catalina Marketing Corp *                6,200       189,162
CBRL Group Inc                          11,100       188,145
CDW Computer Centers Inc *              30,400     1,207,184
CEC Entertainment Inc *                 19,800       977,130
Corporate Executive Board Co *          15,200       638,400
DeVRY Inc *                             20,300       733,236
DiamondCluster International Inc *      32,200       409,906
Dollar General Corp                     30,400       592,800
Dollar Tree Stores Inc *                15,000       417,600
Electronic Arts Inc *                    6,600       382,140
Family Dollar Stores Inc                 8,100       207,603
Fastenal Co                              6,100       378,078
Genesco Inc *                           20,300       682,080
Hall, Kinion & Associates Inc *         25,300       203,918
Hispanic Broadcasting Corp *            15,000       430,350
International Game Technology            7,100       445,525
International Speedway Corp 'A'          1,900        79,800
Iron Mountain Inc *                      9,900       443,916
Jack In The Box Inc *                   13,900       362,790
Jones Apparel Group Inc *               19,200       829,440
On Assignment Inc *                      4,700        84,600
Pacific Sunwear of California *          5,800       130,094
Professional Detailing Inc *             3,000       276,000
Quiksilver *                            25,300       632,500
Robert Half International Inc *         43,700     1,087,693
Sonic Corp *                            22,800       723,444
Starbucks Corp *                        20,300       466,900
Talbots Inc                              2,600       113,750
Tetra Tech Inc *                        55,700     1,515,040
Too Inc *                               20,300       556,220
Univision Communications Inc *           7,900       337,962
Vans Inc *                              25,300       594,550
Venator Group Inc *                     60,800       930,240
Williams-Sonoma Inc *                   17,200       667,704
                                                 ------------
                                                  22,611,966
                                                 ------------
Financial Services - 17.44%

ACE Ltd                                 15,200       594,168
Affiliated Managers Group *             10,100       621,150
AmeriCredit Corp *                      15,200       789,640
Concord EFS Inc *                       25,300     1,315,853
Eaton Vance Corp                        15,200       528,960
Federated Investors Inc                 10,100       325,220
Fiserv Inc *                            20,300     1,298,794
Greater Bay Bancorp                      8,100       202,338
HCC Insurance Holdings Inc              20,300       497,350

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Investment Technology Group             15,200      $764,408
Investors Financial Services Corp       10,100       676,700
Jack Henry & Associates Inc             56,600     1,754,600
LaBranche & Co Inc *                     5,500       159,500
Legg Mason Inc                           8,100       403,056
SEI Investments Corp                    21,300     1,009,620
Southwest Bancorp of Texas *            17,100       516,591
SunGard Data Systems Inc *              40,500     1,215,405
TCF Financial Corp                      10,100       467,731
Waddell & Reed Financial Inc            20,300       644,525
                                                 ------------
                                                  13,785,609
                                                 ------------
Health Care - 13.22%

Apria Healthcare Group Inc *            28,400       819,340
Biosite Diagnostics Inc *                8,100       362,880
Cima Labs Inc                            4,700       368,950
CYTYC Corp *                            14,900       343,445
Eclipsys Corp *                         10,100       242,400
Express Scripts Inc *                   20,200     1,111,606
First Health Group Corp *               40,600       979,272
Health Management Associates Inc 'A' *  19,800       416,592
HEALTHSOUTH Corp *                      15,200       242,744
Laboratory Corp of America Holdings *    6,100       469,090
LifePoint Hospitals Inc *               14,200       628,776
Lincare Holdings Inc *                  24,400       732,244
McKesson HBOC Inc                        9,900       367,488
Medicis Pharmaceutical 'A' *             6,600       349,800
Patterson Dental Co *                    6,600       217,800
PerkinElmer Inc                          8,100       222,993
Province Healthcare Co *                15,200       536,408
Quest Diagnostics Inc *                  6,100       456,585
RehabCare Group Inc                     12,200       588,040
Techne Corp *                            5,400       175,500
Triad Hospitals Inc *                   13,400       394,898
Varian Medical Systems Inc               5,900       421,850
                                                 ------------
                                                  10,448,701
                                                 ------------
Materials & Processing - 4.27%

Cambrex Corp                             4,100       207,378
Dycom Industries Inc *                  12,200       279,746
Insituform Tech Inc 'A' *               20,300       740,950
Jacobs Engineering Group *               8,100       528,363
OM Group Inc                            12,200       686,250
Shaw Group Inc *                        20,300       814,030
Simpson Manufacturing Co Inc *           2,000       121,000
                                                 ------------
                                                   3,377,717
                                                 ------------
Other Energy - 6.85%

Cal Dive International Inc *            20,300       499,380
Cooper Cameron Corp *                   15,200       848,160
Hanover Compressor Co *                 23,800       787,542
Marine Drilling Cos Inc *               25,300       483,483
National-Oilwell Inc *                  25,300       678,040
Newfield Exploration Co *                9,900       317,394
Patterson-UTI Energy Inc *              40,500       723,735
Pride International Inc *               30,400       577,600
Stone Energy Corp *                      3,000       132,900
Varco International Inc *               19,800       368,478
                                                 ------------
                                                   5,416,712
                                                 ------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Producer Durables - 3.09%

American Tower Corp 'A' *               14,900      $307,983
EMCORE Corp *                            7,100       218,325
Lam Research Corp *                      7,800       231,270
LTX Corp *                               9,000       230,040
Polycom Inc *                           10,700       247,063
Power-One Inc *                          8,600       143,104
Powerwave Technologies Inc *            18,900       274,050
SBA Communications Corp                  5,700       141,075
Tektronix Inc                           14,900       404,535
Varian Semiconductor Equipment *         5,900       247,800
                                                 ------------
                                                   2,445,245
                                                 ------------
Technology - 17.56%

Alpha Industries Inc                    25,300       747,615
Anaren Microwave Inc *                  22,500       450,000
Aspen Technology Inc *                  18,100       438,020
Axcelis Technologies Inc *              14,600       216,080
Black Box Corp *                         6,100       410,896
Broadcom Corp *                          7,900       337,804
Citrix Systems Inc *                    20,300       708,470
CommScope Inc *                         25,300       594,550
Compuware Corp *                        20,300       283,997
Comverse Technology Inc *                1,500        86,430
Digital Lightwave Inc *                  9,900       365,904
Extreme Networks Inc *                  11,900       351,050
Inforte Corp *                           9,500       116,185
Intersil Holding Corp *                 10,100       367,640
Jabil Circuit Inc *                     12,200       376,492
Keane Inc *                             15,200       334,400
Macrovision Corp *                       8,100       554,850
Micrel Inc *                            10,100       333,300
Microchip Technology Inc *              16,200       554,850
National Instruments Corp *             15,400       499,730
Pixelworks Inc *                        20,300       725,522
Plexus Corp *                           10,100       333,300
Proxim Inc *                             9,500       133,950
QLogic Corp *                           10,100       650,945
RF Micro Devices Inc *                  30,400       819,888
Scientific-Atlanta Inc                  15,200       617,120
Secure Computing Corp                   18,200       285,922
Semtech Corp *                           5,100       153,000
SonicWALL Inc                           30,400       766,384
Ulticom Inc *                            6,100       206,180
UTStarcom Inc *                         24,300       566,190
Vishay Intertechnology Inc *             8,400       193,200
Zoran Corp *                            10,100       300,172
                                                 ------------
                                                  13,880,036
                                                 ------------
Utilities - 1.74%

AirGate PCS Inc *                       10,100       525,200
Kinder Morgan Inc                       13,200       663,300
Rural Cellular Corp                      4,100       185,730
                                                 ------------
                                                   1,374,230
                                                 ------------
Total Common Stocks
   (Cost $72,238,325)                             74,062,946
                                                 ------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
FOREIGN COMMON STOCK - 0.42%

Netherlands - 0.42%

Core Laboratories NV *                  17,800      $333,750
                                                 ------------
Total Foreign Common Stock
   (Cost $407,955)                                   333,750
                                                 ------------

                                    Principal
                                     Amount          Value
                                     ------          -----
SHORT-TERM INVESTMENT - 6.26%

U.S. GOVERNMENT AGENCY ISSUE -6.26%

Student Loan Marketing Association
   3.940% due 07/02/01              $4,952,000     4,951,458
                                                 ------------

Total U.S. Government Agency Issue                 4,951,458
                                                 ------------

Total Short-Term Investment
   (Cost $4,951,458)                               4,951,458
                                                 ------------

TOTAL INVESTMENTS - 100.36%
   (Cost $77,597,738)                             79,348,154

OTHER ASSETS AND
LIABILITIES, NET - (0.36%)                          (287,849)
                                                 ------------

NET ASSETS - 100.00%                             $79,060,305
                                                 ------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $77,597,738
                                                 ------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $5,917,112

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (4,166,696)
                                                 ------------

Net unrealized appreciation                       $1,750,416
                                                 ------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
COMMON STOCKS - 92.85%

Autos & Transportation - 1.32%

C.H. Robinson Worldwide Inc             83,600    $2,331,604
Expeditors Int'l of Washington Inc      41,000     2,459,959
                                                 ------------
                                                   4,791,563
                                                 ------------
Consumer Discretionary - 17.34%

American Eagle Outfitters *            106,250     3,744,250
Barnes & Noble Inc *                   106,600     4,194,710
Career Education Corp *                 38,700     2,318,130
CDW Computer Centers Inc *             120,200     4,773,142
Charter Communications Inc 'A' *        27,000       630,450
ChoicePoint Inc *                       54,100     2,274,905
Dollar Tree Stores Inc *               157,300     4,379,232
EarthLink Inc *                        104,500     1,473,450
Edison Schools Inc *                    72,800     1,662,752
Electronic Arts Inc *                   74,000     4,284,600
Fisher Scientific International *      115,700     3,355,300
Galyans Trading Co Inc *                21,600       440,640
Getty Images Inc *                      38,800     1,018,888
Hispanic Broadcasting Corp *            62,100     1,781,649
Insight Communications Co *             26,200       655,000
Iron Mountain Inc *                    116,300     5,214,892
MSC Industrial Direct Co Inc *         225,700     3,927,180
Penton Media Inc                        81,200     1,421,000
Sirius Satellite Radio Inc *           124,600     1,518,874
Tetra Tech Inc *                       138,200     3,759,040
Ultimate Electronics Inc *              58,700     1,903,054
ValueVision International Inc 'A' *    114,700     2,494,725
West Corp *                            173,300     3,814,333
XM Satellite Radio Holdings *          102,500     1,660,500
                                                 ------------
                                                  62,700,696
                                                 ------------
Consumer Staples - 1.09%

Performance Food Group *               130,500     3,945,015
                                                 ------------
Financial Services - 8.10%

Affiliated Computer Services *          53,700     3,861,567
Alliance Data Systems Corp *            28,400       426,000
AmeriCredit Corp *                      45,700     2,374,115
Blackrock Inc *                         55,000     1,885,950
Everest Re Group Ltd                    71,200     5,325,760
Gallagher (Arthur J) & Co              140,100     3,642,600
Greater Bay Bancorp                     84,500     2,110,810
Investors Financial Services Corp       30,800     2,063,600
Radian Group Inc                        98,200     3,972,190
Reinsurance Group of America Inc        95,800     3,630,820
                                                 ------------
                                                  29,293,412
                                                 ------------
Health Care - 23.96%

Albany Molecular Research Inc *         81,200     3,086,412
Bergen Brunswig Corp 'A'                86,700     1,666,374
Biosite Diagnostics Inc *              114,400     5,125,120
Cima Labs Inc                          108,000     8,478,000
CV Therapeutics Inc *                   54,500     3,106,500
CYTYC Corp *                           149,900     3,455,195
DUSA Pharmaceuticals Inc *             145,700     2,080,596
Enzon Inc *                             15,200       950,000

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Gilead Sciences Inc *                   57,000    $3,316,830
ICN Pharmaceuticals Inc                131,100     4,158,492
INAMED Corp *                           83,000     2,029,350
InterMune Inc *                        105,200     3,747,224
King Pharmaceuticals Inc *              21,800     1,171,750
Matrix Pharmaceutical Inc *            320,100     3,338,643
Medicines Co *                         113,800     2,331,762
Medicis Pharmaceutical 'A' *            80,200     4,250,600
Noven Pharmaceuticals Inc *            128,600     5,041,120
OSI Pharmaceuticals Inc *               60,900     3,202,731
Priority Healthcare Corp 'B' *         108,000     3,054,240
SICOR Inc *                            202,500     4,677,750
Titan Pharmaceuticals Inc *            110,400     3,313,104
Trimeris Inc *                          94,400     4,726,608
United Therapeutics Corp *             141,900     1,894,365
Universal Health Services 'B' *         99,100     4,509,050
US Oncology Inc *                      150,700     1,339,723
Ventiv Health Inc *                    126,100     2,602,704
                                                 ------------
                                                  86,654,243
                                                 ------------
Integrated Oils - 1.78%

Kerr-McGee Corp                         53,900     3,571,953
W-H Energy Services Inc *              150,400     2,857,600
                                                 ------------
                                                   6,429,553
                                                 ------------
Materials & Processing - 2.45%

Cabot Microelectronics Corp *           27,800     1,723,600
OM Group Inc                            64,100     3,605,625
Pactiv Corp *                          262,900     3,522,860
                                                 ------------
                                                   8,852,085
                                                 ------------
Other Energy - 3.62%

Cooper Cameron Corp *                   68,400     3,816,720
Newfield Exploration Co *              110,200     3,533,012
Peabody Energy Co *                     65,500     2,145,125
Spinnaker Exploration Co *              90,500     3,607,330
                                                 ------------
                                                  13,102,187
                                                 ------------
Producer Durables - 6.60%

Brooks Automation Inc                   39,700     1,830,170
C&D Technologies Inc                    91,100     2,824,100
Credence Systems Corp *                118,500     2,872,440
Grant Prideco Inc *                    117,700     2,058,573
Lam Research Corp *                     94,000     2,787,100
Lennar Corp                             54,700     2,280,990
Power-One Inc *                        111,900     1,862,016
Tektronix Inc                          159,900     4,341,285
Varian Semiconductor Equipment *        68,100     2,860,200
Waters Corp *                            5,000       138,050
                                                 ------------
                                                  23,854,924
                                                 ------------
Technology - 25.45%

Actuate Corp *                         325,300     3,106,615
Aeroflex Inc *                         207,000     2,173,500
Amphenol Corp *                         78,100     3,127,905
ANADIGICS Inc *                        115,800     2,663,400
Capstone Turbine Corp *                 80,100     1,769,409
Conexant Systems Inc *                 194,300     1,738,985
Cypress Semiconductor Corp *           126,300     3,012,255
DDi Corp *                             218,600     4,372,000
Digital Lightwave Inc *                 49,800     1,840,608

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Elantec Semiconductor Inc *            109,800    $3,710,142
Exar Corp *                            153,100     3,025,256
Flag Telecom Holdings Ltd *            466,200     2,368,296
FMC Technologies Inc *                  80,800     1,668,520
Informatica Corp *                     190,300     3,303,608
Intersil Holding Corp *                131,700     4,793,880
L-3 Communications Holdings Inc *       48,300     3,685,290
Macrovision Corp *                      56,700     3,883,950
Manugistics Group Inc *                 41,300     1,036,630
MatrixOne Inc *                        136,400     3,163,116
Micrel Inc *                            87,700     2,894,100
Microchip Technology Inc *             104,100     3,565,425
Multilink Technology Corp *             57,600       823,680
NetIQ Corp *                            88,300     2,762,907
New Focus Inc *                        122,900     1,013,925
ONI Systems Corp *                      72,500     2,022,750
Plexus Corp *                           63,800     2,105,400
Quest Software Inc *                   171,900     6,489,225
ScanSource Inc *                        48,300     2,290,386
Semtech Corp *                         151,000     4,530,000
SmartForce PLC *                        99,700     3,512,431
Stratos Lightwave Inc *                174,800     2,272,400
TranSwitch Corp *                      121,000     1,331,000
Virata Corp *                          168,200     1,993,170
                                                 ------------
                                                  92,050,164
                                                 ------------
Utilities - 1.14%

GT Group Telecom Inc 'B' *             341,600     2,049,600
Mediacom Communications Corp *          37,300       658,718
Orion Power Holdings Inc *              60,000     1,428,600
                                                 ------------
                                                   4,136,918
                                                 ------------

Total Common Stocks
   (Cost $354,127,824)                           335,810,760
                                                 ------------
FOREIGN COMMON STOCKS - 2.03%

Bermuda - 1.06%

RenaissanceRe Holdings Ltd              51,700     3,830,970
                                                 ------------
France - 0.97%

Coflexip SA                             52,100     3,496,171
                                                 ------------

Total Foreign Common Stocks
   (Cost $6,818,435)                               7,327,141
                                                 ------------

---------------------------------------------------------------

                                     Principal
                                       Amount       Value
                                     ---------      -----
SHORT-TERM INVESTMENT - 3.23%

TIME DEPOSITS - 3.23%

State Street Bank Cayman Islands
   2.750% due 07/02/01              $11,691,000   $11,691,000
                                                 ------------

Total Time Deposits                                11,691,000
                                                 ------------

Total Short-Term Investment
   (Cost $11,691,000)                              11,691,000
                                                 ------------

TOTAL INVESTMENTS - 98.11%
   (Cost $372,637,259)                            354,828,901

OTHER ASSETS AND
LIABILITIES, NET - 1.89%                            6,851,036
                                                 ------------

NET ASSETS - 100.00%                             $361,679,937
                                                 ------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $372,637,259
                                                 ------------
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $37,285,930

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (55,094,288)
                                                 ------------

Net unrealized depreciation                      ($17,808,358)
                                                 ------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

PREFERRED STOCKS - 1.96%

Brazil - 1.96%

Gerdau SA                          229,980,000      $1,746,949
Itausa-Investimentos Itau SA         2,167,401       1,957,956
Petroleo Brasileiro SA                   2,000          46,819
                                                 --------------
                                                     3,751,724
                                                 --------------
Total Preferred Stocks
   (Cost $5,204,625)                                 3,751,724
                                                 --------------

COMMON STOCKS - 91.45%

Argentina - 0.48%

Siderca SA ADR *                        30,600         592,110
Telecom Argentina SA                    21,600         333,720
                                                 --------------
                                                       925,830
                                                 --------------
Brazil - 7.41%

Aracruz Celulose SA ADR                 10,000         187,000
Banco Itau SA PN                    14,497,001       1,252,944
Cia de Bebidas Americas ADR            140,000       3,241,000
Cia Vale do Rio Doce *                  10,000         230,185
Cia Vale do Rio Doce ADR                45,000       1,044,000
Embratel Participacoes ADR              16,000         119,680
Globo Cabo SA ADR*                      70,000         330,400
Pao de Acucar CIA ADR                  124,000       2,878,040
Petroleo Brasileiro SA ADR              25,000         584,750
Tele Norte Leste Participacoes SA       88,000       1,342,880
Telecelular Sul Participacoes ADR       28,400         573,680
Telesp Celular Participacoes SA ADR    160,000       2,424,000
                                                 --------------
                                                    14,208,559
                                                 --------------
Chile - 2.00%

Cia Cerveceria Unidas ADR               65,500       1,441,000
Distribucion Y Servicio D&S SA ADR     162,000       2,397,600
                                                 --------------
                                                     3,838,600
                                                 --------------
China - 1.27%

China Petroleum & Chemical Corp ADR     80,000       1,588,000
Huaneng Power International Inc      1,374,000         841,145
                                                 --------------
                                                     2,429,145
                                                 --------------
Czech Republic - 0.26%

Ceske Radiokomunikace GDR *             41,100         501,420
                                                 --------------
Egypt - 1.02%

Mobinil-Egyptian Mobile *              131,800       1,962,123
                                                 --------------
Finland - 0.25%

Oyj Hartwall ABP                        29,769         479,248
                                                 --------------
Germany - 0.47%

Nortel Inversora ADR                    86,000         891,820
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Greece - 0.12%

Antenna TV ADS *                        29,050        $234,143
                                                 --------------
Hong Kong - 8.12%

China Merchants Holdings Co Ltd      2,784,000       2,105,873
China Mobile (Hong Kong) Ltd *       1,679,500       8,871,319
CNOOC Ltd *                          1,027,000         974,346
Denway Motors Ltd *                  2,892,000       1,038,167
Legend Holdings Ltd *                2,978,000       1,670,374
Li & Fung Ltd                          541,000         887,806
                                                 --------------
                                                    15,547,885
                                                 --------------
Hungary - 0.95%

Gedeon Richter RT                       22,143       1,233,637
OTP Bank RT GDR                         11,168         581,545
                                                 --------------
                                                     1,815,182
                                                 --------------
India - 8.38%

Digital Equipment (India) Ltd          160,000       1,700,680
Dr. Reddy's Laboratories Ltd            20,000         597,364
Dr. Reddy's Laboratories Ltd ADR *      50,000         927,500
HCL Technologies Ltd                   157,654         939,255
HDFC Bank Ltd                          142,727         664,482
Infosys Technology                      54,000       3,776,786
Larsen & Toubro Ltd                    435,000       1,997,911
Reliance Industries                    250,000       1,963,754
Satyam Computer Services Ltd           467,000       1,687,713
SSI Ltd GDR *                           31,700          21,397
State Bank of India                    200,000         899,235
UTI India IT Fund                       70,000         875,350
                                                 --------------
                                                    16,051,427
                                                 --------------
Israel - 3.58%

Amdocs Ltd *                            19,111       1,029,127
Attunity Ltd *                          50,500         131,300
BK Hapoalim Bm                         290,800         712,704
Check Point Software Technologies Ltd * 46,627       2,357,927
ECI Telecom Ltd                         52,169         260,845
Partner Communications Corp *          115,541         552,286
Teva Pharmaceutical Industries Ltd ADR  29,000       1,806,700
                                                 --------------
                                                     6,850,889
                                                 --------------
Lithuania - 0.32%

Liettuvos Telekomas GDR *              149,000         610,900
                                                 --------------

Malaysia - 2.09%

Digi.com Berhad *                      330,000         481,974
Malayan Banking Berhad                 120,600         326,889
Public Bank Behrad                     487,500         334,836
Rothmans Pall Mall Ord                 195,000       1,783,224
Tenaga Nasional Berhad                 465,000       1,070,724
                                                 --------------
                                                     3,997,647
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Mexico - 13.14%

America Movil SA de CV *               154,120      $3,214,943
Fomento Economica Mexicano SA           59,084       2,529,386
Grupo Financiero Banamex *           2,650,000       2,633,886
Grupo Financiero Banort *            1,188,000       2,495,522
Grupo Iusacell SA *                    338,300       2,337,653
Grupo Televisa                          18,000         720,180
Telefonos de Mexico ADR                162,120       5,688,791
Tubos de Acero de Mexico SA            232,000       2,934,800
Wal-Mart de Mexico SA                  965,663       2,626,347
                                                 --------------
                                                    25,181,508
                                                 --------------
Philippines - 0.53%

ABS-CBN Broadcasting Co                600,000         457,797
Philippine Long Distance Telephone Co   40,900         565,618
                                                 --------------
                                                     1,023,415
                                                 --------------
Poland - 1.20%

Polski Koncern Naftowy Orlen SA GDR    182,808       1,648,928
Telekomunikacja Polska SA GDR          145,500         650,385
                                                 --------------
                                                     2,299,313
                                                 --------------
Russia - 2.50%

Lukoil Holding                          75,725       3,653,731
Mobile TeleSystems ADR *                41,400       1,134,360
                                                 --------------
                                                     4,788,091
                                                 --------------
South Africa - 9.97%

Anglo American PLC                     143,200       2,129,924
BOE Corp Ltd                           617,600             768
BoE Ltd                              4,763,143       2,671,530
Dimension Data Holdings PLC *          151,600         581,627
Energy Africa Ltd *                     38,868         118,910
Iscor Ltd                            1,051,400       3,791,892
Johnnies Industrial Corp               300,100       2,228,077
M-Cell Ltd                             406,900         936,158
MIH Ltd *                               67,667         964,255
Pick 'N' Pay Stores Ltd                919,900       1,189,772
Remgro Ltd                             158,000       1,135,729
Sasol LTD                              119,900       1,097,456
Standard Bank                          515,790       2,251,490
                                                 --------------
                                                    19,097,588
                                                 --------------
South Korea - 10.99%

H&CB *                                  85,200       1,906,436
Hyundai Motor Co Ltd                   120,000       2,611,303
Kookmin Bank                           114,070       1,530,582
Korea Telecom Corp                     152,350       3,348,653
KT Freetel *                            21,970         633,506
Pohang Iron & Steel Co                  67,720       1,335,438
Samsung Electronics Co                  41,035       6,058,224
Samsung SDI Co Ltd                      23,050       1,111,292
SK Telecom ADR                          45,000         760,500
SK Telecom Co Ltd                       11,980       1,764,068
                                                 --------------
                                                    21,060,002
                                                 --------------
Taiwan - 12.37%

Asustek Computer Inc                   416,250       1,759,058
China Steel Corp GDR *                 140,127       1,429,295
Chinatrust Commercial Bank Ltd *     1,956,000       1,369,143

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Compal Electronics Inc               1,133,750      $1,218,378
Compal Electronics Inc GDR             120,600         651,240
Compal Electronics Inc W/I GDR *       125,000         676,250
Far Eastern Textile Co Ltd *         1,332,000         742,794
Hon Hai Precision Co Ltd *             292,000       1,535,057
Hon Hai Precision Co Ltd GDR           128,942       1,573,092
President Chain Store Corp *         1,006,000       2,176,793
Sunplus Technology Co Ltd              478,000       2,026,953
Taiwan Semiconductor Co Ltd *        3,021,200       5,615,940
United Microelectronics Corp *         162,800       1,448,920
United Microelectronics Corp ADR     1,104,000       1,465,373
                                                 --------------
                                                    23,688,286
                                                 --------------
Thailand - 1.29%

Advanced Info Service Public Co Ltd    174,700       1,859,455
BEC World PLC                          123,200         603,962
                                                 --------------
                                                     2,463,417
                                                 --------------
Turkey - 1.84%

Aksigorta                            6,278,620          50,229
Dogan Yayin Holding AS *           249,909,958         779,719
Hurriyet Gazetecilik ve
 Matbaacilik AS                    234,503,190         487,767
Turkiye Garanti Bankasi            205,091,132       1,033,659
Yapi ve Kredi Bankasi AS           376,704,210       1,175,317
                                                 --------------
                                                     3,526,691
                                                 --------------
Venezuela - 0.32%

Cia Anonima Telefonos de Venezuela      26,000         609,440
                                                 --------------
Zimbabwe - 0.58%

Econet Wireless Holding *            3,868,530       1,117,265
                                                 --------------

Total Common Stocks
   (Cost $216,093,668)                             175,199,834
                                                 --------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 4.96%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.96%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/00, repurchase price
   of $9,505,827; collateralized by U.S.
   Treasury Notes--market value
   $9,698,281 and due 02/15/23)     $9,503,451      $9,503,451
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                         9,503,451
                                                 --------------

Total Short-Term Investment
   (Cost $9,503,451)                                 9,503,451
                                                 --------------

TOTAL INVESTMENTS - 98.37%
   (Cost $230,801,744)                             188,455,009

OTHER ASSETS AND
LIABILITIES, NET - 1.63%                             3,123,068
                                                 --------------

NET ASSETS - 100.00%                              $191,578,077
                                                 --------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $230,801,744
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                              $8,434,704

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                             (50,781,439)
                                                 --------------

Net unrealized depreciation                       ($42,346,735)
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
June 30, 2001(Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 87.21%

Autos & Transportation - 1.03%

CNF Inc                                  6,100        $172,325
Union Pacific Corp                      31,800       1,746,138
                                                 --------------
                                                     1,918,463
                                                 --------------
Consumer Discretionary - 16.18%

AOL Time Warner Inc *                   41,850       2,218,050
AT&T Corp - Liberty Media Group 'A' *  204,100       3,569,709
AutoNation Inc *                        24,900         288,840
Carnival Corp 'A'                       32,900       1,010,030
Charter Communications Inc 'A' *        36,700         856,945
Circuit City Stores Inc                 75,000       1,350,000
Costco Wholesale Corp *                 58,000       2,382,640
Dollar General Corp                    116,000       2,262,000
DoubleClick Inc *                       48,500         677,060
Fox Entertainment Group Inc *           38,200       1,065,780
Gap Inc                                 26,200         759,800
Hasbro Inc                               4,700          67,915
Knight-Ridder Inc                        7,600         450,680
Lowe's Cos Inc                          30,100       2,183,755
McDonalds Corp                          44,300       1,198,758
Rainbow Media Group *                   43,650       1,126,170
Robert Half International Inc *         30,000         746,700
The Interpublic Group of Cos Inc        22,800         669,180
Tyco International Ltd                  33,300       1,814,850
USA Networks Inc *                      63,500       1,778,000
Viacom Inc                              61,500       3,182,625
Wal-Mart Stores Inc                     11,300         551,440
                                                 --------------
                                                    30,210,927
                                                 --------------
Consumer Staples - 7.40%

Anheuser-Busch Cos Inc                  21,000         865,200
Campbell Soup Co                        73,400       1,890,050
Clorox Co                               61,200       2,071,620
Kellogg Co                             152,800       4,431,200
Kraft Foods Inc 'A' *                   10,100         313,100
PepsiCo Inc                             80,300       3,549,260
Philip Morris Cos Inc                   13,600         690,200
                                                 --------------
                                                    13,810,630
                                                 --------------
Financial Services - 17.11%

American International Group Inc         2,700         232,200
Bank of America Corp                    53,200       3,193,596
Bank One Corp                           75,800       2,713,640
CheckFree Corp *                        27,100         950,397
Cincinnati Financial Corp               29,500       1,165,250
Equity Office Properties                31,000         980,530
Hartford Financial Services Group       30,700       2,099,880
Household International Inc             34,000       2,267,800
Jefferson-Pilot Corp                    22,000       1,063,040
PMI Group Inc                           23,100       1,678,446
St. Paul Cos Inc                        33,500       1,698,115
USA Education Inc                      139,200      10,161,600
Washington Mutual Inc                   99,700       3,743,735
                                                 --------------
                                                    31,948,229
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Health Care - 12.08%

Becton Dickinson & Co                   13,100        $468,849
Forest Laboratories Inc *               46,800       3,322,800
Genentech Inc *                         12,600         694,260
Guidant Corp                            48,800       1,756,800
Medtronic Inc                          136,400       6,275,764
Pfizer Inc                             250,800      10,044,540
                                                 --------------
                                                    22,563,013
                                                 --------------
Integrated Oils - 2.26%

Exxon Mobil Corp                         7,300         637,655
Texaco Inc                              26,600       1,771,560
Unocal Corp                             53,000       1,809,950
                                                 --------------
                                                     4,219,165
                                                 --------------
Materials & Processing - 3.47%

Air Products & Chemicals Inc            19,000         869,250
Alcoa Inc                               68,400       2,694,960
Dow Chemical Co                         33,500       1,113,875
Fluor Corp                              40,000       1,806,000
                                                 --------------
                                                     6,484,085
                                                 --------------
Other - 0.42%

General Electric Co                        100           4,875
Illinois Tool Works Inc                 12,400         784,920
                                                 --------------
                                                       789,795
                                                 --------------
Other Energy - 3.12%

Baker Hughes Inc                        79,200       2,653,200
Weatherford International *             29,800       1,430,400
Williams Cos Inc                        52,900       1,743,055
                                                 --------------
                                                     5,826,655
                                                 --------------
Producer Durables - 4.72%

Agilent Technologies Inc *              16,000         520,000
Applied Materials Inc *                 37,900       1,860,890
Emerson Electric Co                     35,700       2,159,850
KLA-Tencor Corp *                       20,200       1,181,094
Lam Research Corp *                     24,200         717,530
Teradyne Inc                            25,400         840,740
United Technologies Corp                17,200       1,260,072
W.W. Grainger Inc                        6,500         267,540
                                                 --------------
                                                     8,807,716
                                                 --------------
Technology - 9.66%

Advanced Micro Devices Inc *            26,400         762,432
Agere Systems Inc 'A' *                110,400         828,000
Altera Corp *                           19,500         565,500
Applera Corp-Applied Biosystems Group   47,000       1,257,250
Applied Micro Circuits Corp *           59,600       1,025,120
Bookham Technology PLC *                12,000          34,800
Broadcom Corp *                         13,000         555,880
Brocade Communications Systems *         6,000         263,940
Cadence Design Systems Inc *            25,500         475,065
Cisco Systems Inc *                     83,400       1,517,880
Compaq Computer Corp                    27,500         425,975
Corning Inc                             14,700         245,637

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

General Motors Corp 'H' *              106,400      $2,154,600
Hewlett-Packard Co                      14,000         400,400
Macromedia Inc *                        24,800         446,400
Micromuse Inc *                         28,300         792,117
Microsoft Corp *                        39,000       2,847,000
MIPS Technologies Inc 'A' *              5,000          86,500
MIPS Technologies Inc 'B' *              8,100         104,490
PeopleSoft Inc *                        14,000         689,220
PMC-Sierra Inc *                        12,300         382,161
Texas Instruments Inc                   29,900         941,850
VeriSign Inc *                          18,000       1,080,180
webMethods Inc *                         7,300         154,614
                                                 --------------
                                                    18,037,011
                                                 --------------
Utilities - 9.76%

AES Corp *                              21,100         908,355
AT&T Corp                              114,600       2,521,200
Cablevision Systems Corp 'A' *          58,700       3,433,950
Cinergy Corp                            20,700         723,465
Cox Communications Inc 'A'              23,000       1,018,900
Edison International                   142,000       1,583,300
Kinder Morgan Management LLP *          16,500       1,130,250
Northeast Utilities                     91,300       1,894,475
SBC Communications Inc                  22,700         909,362
Sprint FON Group                        48,700       1,040,232
Sprint PCS Group Series 1 *            126,600       3,057,390
                                                 --------------
                                                    18,220,879
                                                 --------------

Total Common Stocks
   (Cost $160,363,342)                             162,836,568
                                                 --------------

FOREIGN PREFERRED STOCK - 0.84%

Finland - 0.84%

Nokia Corp ADR                          71,000       1,564,840
                                                 --------------

Total Foreign Preferred Stock
   (Cost $2,601,423)                                 1,564,840
                                                 --------------

FOREIGN COMMON STOCKS - 6.43%

Canada - 0.68%

Canadian National Railway Co            31,600       1,279,800
                                                 --------------
Netherlands - 1.21%

ASM Lithography Holding NV *            24,000         534,000
Philips Electronics NV 'NY'             65,000       1,717,950
                                                 --------------
                                                     2,251,950
                                                 --------------
United Kingdom - 4.54%

AstraZeneca PLC ADR                    115,300       5,390,275
Shell Transport & Trading PLC           61,500       3,095,910
                                                 --------------
                                                     8,486,185
                                                 --------------
Total Foreign Common Stocks
   (Cost $12,137,363)                               12,017,935
                                                 --------------

---------------------------------------------------------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 5.36%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 5.36%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $10,009,502; collateralized by U.S.
   Treasury Notes--market value
   $10,210,888 and due 02/15/23)   $10,007,000     $10,007,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                        10,007,000
                                                 --------------

Total Short-Term Investment
   (Cost $10,007,000)                               10,007,000
                                                 --------------

TOTAL INVESTMENTS - 99.84%
   (Cost $185,109,128)                             186,426,343

OTHER ASSETS AND
LIABILITIES, NET - 0.16%                               299,018
                                                 --------------

NET ASSETS - 100.00%                              $186,725,361
                                                 --------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $185,109,128
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                             $18,569,791

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                             (17,252,576)
                                                 --------------

Net unrealized appreciation                         $1,317,215
                                                 --------------

See Notes to Financial Statements           See explanation of symbols of B-105

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 86.39%

Autos & Transportation - 3.90%

America West Holdings Corp 'B' *        34,300        $341,971
Bandag Inc                              63,000       1,719,900
Hub Group Inc 'A' *                     62,000         806,000
M.S. Carriers Inc *                     61,600       1,891,736
Oshkosh Truck Corp                      70,600       3,124,050
Polaris Industries Inc                 107,500       4,923,500
Skywest Inc                             50,900       1,425,200
U.S. Xpress Enterprises 'A' *          104,000         733,200
USFreightways Corp                      59,100       1,743,450
Werner Enterprise Inc                  212,200       5,145,850
                                                 --------------
                                                    21,854,857
                                                 --------------
Consumer Discretionary - 20.30%

ACME Communications Inc *               48,000         394,080
ACTV Inc *                              55,200         183,816
Alloy Online Inc *                     138,000       1,974,780
ANC Rental Corp *                      301,200         903,600
Applied Graphics Technologies Inc *     60,320          72,384
Banta Corp                             139,500       4,087,350
BHC Communications Inc 'A'              12,200       1,695,678
California Pizza Kitchen Inc *         124,000       2,883,000
Carriage Services Inc 'A' *            307,500       1,749,675
Charlotte Russe Holding Inc *           73,300       1,964,440
Cheap Tickets Inc *                    125,000       1,887,500
CKE Restaurants Inc                        900           2,970
Classic Communications Inc 'A' *        96,000          85,440
CNET Networks Inc                      150,500       1,956,500
CoStar Group Inc *                     198,100       5,210,030
Crown Media Holdings Inc 'A' *          84,500       1,567,475
Cumulus Media Inc 'A' *                143,000       1,941,940
Dollar Tree Stores Inc *               202,000       5,623,680
DoubleClick Inc *                      120,000       1,675,200
Emmis Communciations Corp 'A' *         61,500       1,891,125
Entravision Communications Corp 'A' *  150,000       1,845,000
Factory 2-U Stores Inc *                41,600       1,220,960
FTD.COM Inc *                           40,000         283,200
Galyans Trading Co Inc *                10,800         220,320
Heska Corp *                           125,000         133,750
Hotel Reservation Network Inc 'A' *     94,700       4,406,391
Insight Communications Co *            126,600       3,165,000
International Speedway Corp 'A'         51,000       2,142,000
Kellwood Co                             75,000       1,732,500
Korn Ferry International *              73,000       1,131,500
Libbey Inc                             120,400       4,781,084
LoJack Corp *                          150,000         858,000
Martha Stewart Living Omnimedia 'A' *   59,000       1,362,900
Novel Denim Holdings Ltd *             138,300       2,115,990
Nu Skin Enterprises Inc                 86,300         733,550
On Assignment Inc *                     15,400         277,200
Pennzoil-Quaker State Co               105,000       1,176,000
Pixar Animation Studios *               23,700         966,960
Primedia Inc *                         316,957       2,152,138
Quanta Services Inc *                  194,150       4,279,066
Radio One Inc *                         49,400       1,136,200
Radio One Inc 'D' *                    275,800       6,081,390
Regent Communications Inc *             97,200       1,165,428
Ruby Tuesday Inc                       100,000       1,710,000

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

School Specialty Inc *                 105,000      $2,714,250
Sirius Satellite Radio Inc *            95,000       1,158,050
Spanish Broadcasting System Inc *      127,100       1,043,491
Speedway Motorsports Inc *             230,000       5,798,300
Steiner Leisure Ltd                     68,700       1,374,000
Stewart Enterprises Inc 'A'            278,100       2,030,130
Vans Inc *                              78,000       1,833,000
Westwood One Inc *                      94,500       3,482,325
Williams-Sonoma Inc *                  153,000       5,939,460
XM Satellite Radio Holdings *          223,000       3,612,600
Young Broadcasting Inc 'A' *            53,000       1,779,740
                                                 --------------
                                                   113,592,536
                                                 --------------
Consumer Staples - 2.94%

Coors (Adolph) Co                       34,000       1,706,120
Dreyer's Grand Ice Cream Inc           150,000       4,185,000
Flowers Foods Inc                       42,000       1,316,700
Suiza Foods Corp *                     100,700       5,347,170
Tootsie Roll Industries Inc             50,255       1,936,828
Whole Foods Market Inc *                72,000       1,951,200
                                                 --------------
                                                    16,443,018
                                                 --------------
Financial Services - 11.47%

America First Mortgage Investments Inc  75,000         556,500
American Capital Strategies Ltd        171,000       4,798,260
Annaly Mortgage Management Inc         203,500       2,789,985
Anthracite Capital Inc                 170,000       1,878,500
Banknorth Group Inc                     96,000       2,174,400
Berkley W R Corp                        24,900       1,031,358
BOK Financial Corp *                    94,509       2,542,292
Citizens Banking Corp Michigan          11,700         342,225
Commerce Bancorp Inc NJ                 28,450       1,994,345
Community First Bankshares Inc         120,000       2,760,000
Community Savings Bankshares Inc       208,569       3,013,822
Credit Acceptance Corp *               151,900       1,169,630
Digital Insight Corp *                 135,600       2,996,760
Everest Re Group Ltd                    65,000       4,862,000
Fidelity Bankshares Inc                144,747       2,082,909
Fidelity National Financial Inc        122,000       2,997,540
First American Financial Corp          110,000       2,083,400
First Midwest Bancorp                  110,000       3,393,500
Harbor Florida Bancshares Inc          143,000       2,738,450
IndyMac Bankcorp Inc                   267,000       7,155,600
Medallion Financial Corp               160,000       1,640,000
MeriStar Hospitality Corp              130,200       3,092,250
Official Payments Corp *                83,200         428,480
Pacific Century Financial Corp          80,000       2,063,200
Provident Bankshares Corp *            101,670       2,535,650
The South Financial Group Inc           38,800         732,544
Willis Group Holdings Ltd *             19,000         337,250
                                                 --------------
                                                    64,190,850
                                                 --------------
Health Care - 9.51%

ACLARA BioSciences Inc *               156,800       1,552,320
Adolor Corp *                           49,000       1,058,400
Antigenics Inc *                       143,000       2,824,250
Aspect Medical Systems Inc *           182,500       2,828,750
Aviron *                                64,000       3,648,000
Charles River Laboratories Int'l Inc *  59,400       2,064,150
ChromaVision Medical Systems Inc *     380,000       1,907,600
COR Therapeutics Inc *                  75,800       2,311,900

See Notes to Financial Statements          See explanations of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Diversa Corp *                          84,400      $1,716,696
Exelixis Inc *                         236,400       4,484,508
Genaissance Pharmaceuticals Inc *      114,400       1,606,176
ILEX Oncology Inc *                     83,000       2,481,700
Illumina Inc *                         181,000       2,132,180
Lexicon Genetics Inc *                  95,000       1,187,500
LifePoint Hospitals Inc *               72,000       3,188,160
Orthodontic Centers of America Inc *    70,000       2,127,300
Protein Design Labs Inc *               30,800       2,672,208
Quintiles Transnational Corp *          26,000         656,500
Scios Inc *                             99,900       2,498,499
SonoSite Inc *                          90,000       1,746,000
Tanox Inc *                             46,500       1,467,075
Triad Hospitals Inc *                   88,000       2,593,360
Unilab Corp *                            8,500         214,200
Vical Inc *                            191,700       2,679,966
ViroPharma Inc *                        46,000       1,564,000
                                                 --------------
                                                    53,211,398
                                                 --------------
Materials & Processing - 4.55%

AptarGroup Inc                          63,600       2,062,548
BE Semiconductor *                      52,500         349,125
CB Richard Ellis Services Inc *         69,700       1,094,290
Corn Products International Inc        148,700       4,758,400
Insignia Financial Group Inc *         145,000       1,783,500
Kaiser Aluminum Corp *                 400,000       1,592,000
RPM Inc Ohio                            70,000         644,000
Scotts Co 'A' *                        110,000       4,559,500
Seminis Inc 'A' *                       94,700         121,216
Spartech Corp                           87,600       2,115,540
Trammell Crow Co *                     133,600       1,476,280
Valence Technology Inc *               328,300       2,110,969
York International Corp                 80,000       2,801,600
                                                 --------------
                                                    25,468,968
                                                 --------------
Other Energy - 0.35%

CONSOL Energy Inc                       78,000       1,973,400
                                                 --------------
Producer Durables - 16.79%

Advanced Energy Industries Inc *       167,300       6,904,471
American Superconductor Corp *          93,000       2,399,400
Cable Design Technologies *            170,000       2,747,200
Columbus McKinnon Corp                 156,200       1,757,250
Credence Systems Corp *                180,000       4,363,200
Cymer Inc *                            130,200       3,292,758
Donaldson Co Inc                       193,000       6,011,950
DuPont Photomasks Inc *                 46,000       2,219,500
Electro Scientific Industries Inc *    185,100       7,052,310
Electroglas Inc *                      235,500       4,168,350
EMCORE Corp *                          230,000       7,072,500
FEI Co *                                37,000       1,517,000
Helix Technology Corp                  165,200       5,035,296
Ibis Technology Corp *                  48,000         529,440
Ionics Inc *                            20,900         658,350
Kulicke and Soffa Industries Inc *     326,700       5,606,172
LTX Corp *                             284,500       7,271,820
Metawave Comunications *               122,000         633,180
Nanometrics Inc *                      156,200       4,293,469

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Pentair Inc                            199,700      $6,749,860
Polycom Inc *                           80,000       1,847,200
Power-One Inc *                         83,400       1,387,776
Rayovac Corp *                          72,800       1,550,640
Superior TeleCom Inc                    79,171         223,262
Therma-Wave Inc *                      150,000       2,860,500
Veeco Instruments Inc *                 75,000       2,981,250
Wesco International Inc *              155,000       1,410,500
Zygo Corp *                             65,000       1,446,250
                                                 --------------
                                                    93,990,854
                                                 --------------
Technology - 14.02%

Advanced Fibre Communication Inc *      63,000       1,323,000
Alliance Fiber Optic Products Inc *    278,600       1,323,350
ANADIGICS Inc *                        219,000       5,037,000
Anaren Microwave Inc *                 144,100       2,882,000
Aspect Communications Corp *           341,000       2,383,590
Avanex Corp *                          201,500       1,954,550
Bookham Technology PLC *               148,200         429,780
Carrier Access Corp *                  232,000       1,389,680
Click Commerce Inc *                   239,900       2,159,100
Digex Inc *                            131,100       1,704,300
Documentum Inc *                        53,700         693,804
Exar Corp *                            253,800       5,015,088
Flag Telecom Holdings Ltd *            174,700         887,476
GlobeSpan Inc *                        139,700       2,039,620
Ixia *                                  75,000       1,425,000
Luminent Inc *                         177,000         743,400
Macromedia Inc *                        85,000       1,530,000
MatrixOne Inc *                         87,500       2,029,125
MIPS Technologies Inc 'A' *            125,000       2,162,500
MIPS Technologies Inc 'B' *             23,000         296,700
Monolithic System Technology Inc *      32,000         353,600
NDS Group PLC *                         15,100         511,890
NetIQ Corp *                           112,065       3,506,514
New Focus Inc *                         30,400         250,800
Newport Corp                            93,500       2,477,750
Numerical Technologies Inc *            68,600       1,440,600
ON Semiconductor Corp *                285,200       1,297,660
Online Resources & Comm Corp           120,000         288,000
Optical Communication Products Inc *   208,300       2,216,312
Parthus Technologies PLC *             100,000         775,000
PC-Tel Inc *                            92,500         851,925
Peregrine Systems Inc *                101,400       2,940,600
Pinnacle Systems Inc *                 341,500       2,066,075
Power Integrations Inc *               125,000       1,950,000
Rambus Inc *                            78,400         965,104
Riverdeep Group *                       93,000       2,604,000
RSA Security Inc *                     141,000       4,363,950
Sawtek Inc *                           161,200       3,793,036
Scient Corp *                          500,000         465,000
Selectica Inc *                        261,400       1,118,792
SignalSoft Corp *                      138,400       1,591,600
SpectraSite Holdings Inc *             110,000         796,400
Transmeta Corp *                        27,700         154,566
Virata Corp *                          136,000       1,611,600
Vitria Technology Inc *                290,000         997,600
webMethods Inc *                        26,600         563,388
Websense Inc *                          54,500       1,090,000
                                                 --------------
                                                    78,450,825
                                                 --------------

See Notes to Financial Statements     See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Utilities - 2.56%

Focal Communications Corp 'A' *        257,200        $606,992
Hydril Co *                            100,300       2,283,831
Mediacom Communications Corp *         241,400       4,263,124
New Jersey Resources                    47,100       2,128,920
South Jersey Industries Inc             75,700       2,358,055
Southwest Gas Corp                      15,200         359,936
WGL Holdings Inc                        87,000       2,358,570
                                                 --------------
                                                    14,359,428
                                                 --------------

Total Common Stocks
   (Cost $539,880,846)                             483,536,134
                                                 --------------

FOREIGN COMMON STOCKS - 1.15%

France - 0.33%

Coflexip SA                             27,500       1,845,388
                                                 --------------
Netherlands - 0.82%

ASM Lithography Holding NV             230,000       4,565,500
                                                 --------------
Total Foreign Common Stocks
   (Cost $5,874,349)                                 6,410,888
                                                 --------------


                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 11.15%

COMMERCIAL PAPER - 11.15%

AIG Funding Inc
   4.120% due 07/02/01             $62,435,000      62,427,855
                                                 --------------

Total Commercial Paper                              62,427,855
                                                 --------------

Total Short-Term Investment
   (Cost $62,427,855)                               62,427,855
                                                 --------------

TOTAL INVESTMENTS - 98.69%
   (Cost $608,183,050)                             552,374,877

OTHER ASSETS AND
LIABILITIES, NET - 1.31%                             7,312,692
                                                 --------------

NET ASSETS - 100.00%                              $559,687,569
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $608,183,050
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $80,286,375

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (136,094,548)
                                                 --------------

Net unrealized depreciation                       ($55,808,173)
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

CONVERTIBLE PREFERRED STOCK - 0.21%

Japan - 0.21%

Sanwa International Finance Ltd    132,000,000       $945,013
                                                 -------------

Total Convertible Preferred Stock
   (Cost $1,427,283)                                  945,013
                                                 -------------

PREFERRED STOCK - 0.17%

Finland - 0.17%

Nokia Corp ADR                          35,000        771,400
                                                 -------------

Total Preferred Stock
   (Cost $1,073,844)                                  771,400
                                                 -------------

COMMON STOCK RIGHT - 0.00%

Portugal - 0.00%

Portugal Telecom SGPS SA *               2,340            318
                                                 -------------

Total Common Stock Right
   (Cost $0)                                              318
                                                 -------------

COMMON STOCKS - 92.88%

Australia - 4.76%

ANZ Banking Group                      412,500      3,560,711
BHP Billiton Ltd                     1,135,598      6,025,092
Cable & Wireless Optus *               627,000      1,187,859
Fosters Brewing Group Ltd              680,739      1,904,954
National Australian Bank Ltd            91,000      1,628,837
News Corp Ltd                          114,000      1,048,960
News Corp Ltd ADR                       19,300        716,995
QBE Insurance Group Ltd                135,000        814,155
Westpac Banking Corp                   192,002      1,417,546
WMC Ltd                                474,300      2,320,288
Woolworths Ltd                         233,200      1,309,919
                                                 -------------
                                                   21,935,316
                                                 -------------
Burmuda - 0.17%

UFJ International Financial
   Bermuda *                        93,000,000        794,489
                                                 -------------
Canada - 3.55%

Abitibi-Consolidated Inc               119,100        912,011
ATI Technologies Inc *                 139,500      1,305,812
Bank of Nova Scotia                     29,400        881,117
Bombardier Inc 'B'                     179,000      2,694,128
Inco Ltd *                              44,500        769,647
Magna International Inc 'A'             45,400      2,794,100
MDS Inc                                 39,900        453,035


---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Mitel Corp *                            46,000       $471,888
Nortel Networks Corp                   205,100      1,864,359
Thomson Corp                           123,900      4,187,662
                                                 -------------
                                                   16,333,759
                                                 -------------
Finland - 2.40%

Nokia Oyj                              485,900     11,038,851
                                                 -------------
France - 5.64%
Accor SA                                28,000      1,184,546
BIC SA                                  36,100      1,317,359
Bouygues SA                            152,230      5,157,264
DANONE Group                            18,000      2,476,191
Lvmh Moet Hennessy Louis Vuitton        23,500      1,186,625
Michelin (CGDE) B Ord Compagne          27,600        875,308
Peugeot SA                               3,800      1,034,216
Sanofi-Synthelabo SA                   137,400      9,036,850
Schneider SA                             8,200        454,418
TF1-TV Francaise                        76,400      2,234,278
Vivendi Universal SA                    16,700        975,774
                                                 -------------
                                                   25,932,829
                                                 -------------
Germany - 4.18%

Aixtron AG                              25,400        730,739
Allianz AG *                             3,500      1,029,794
BMW AG                                  66,800      2,205,234
DaimlerChrysler AG                      89,400      4,112,117
Deutsche Bank AG                        28,800      2,062,831
EPCOS AG                                26,200      1,423,016
Infineon Technologies ADR               45,400      1,067,245
Infineon Technologies AG                18,900        443,205
Metro AG                                60,200      2,273,448
Siemens AG                              64,400      3,907,694
                                                 -------------
                                                   19,255,323
                                                 -------------
Hong Kong - 4.17%

Amoy Properties Ltd                    695,500        798,052
Cheung Kong Holdings Ltd               579,000      6,309,696
China Mobile (Hong Kong) Ltd *         742,500      3,921,973
Hutchison Whampoa                      409,100      4,130,390
Johnson Electric Holdings              681,000        934,204
Li & Fung Ltd                          702,000      1,152,015
Swire Pacific Ltd 'A'                  372,000      1,926,794
                                                 -------------
                                                   19,173,124
                                                 -------------
Ireland - 1.47%

Allied Irish Banks                     227,596      2,572,943
CRH PLC                                224,078      3,765,243
Irish Life & Permanent PLC              38,200        447,374
                                                 -------------
                                                    6,785,560
                                                 -------------
Italy - 2.17%

Assicurazioni Generali                 128,900      3,883,380
ENI Spa                                316,000      3,861,697
Olivetti Spa                         1,273,900      2,259,489
                                                 -------------
                                                   10,004,566
                                                 -------------

See Notes to Financial Statements        See explanation of symbols on B-105

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Japan - 23.97%

Acom Co Ltd                              6,700       $591,722
Advantest Corp                          56,800      4,870,589
Aiful Corp                              26,100      2,355,312
Chudenko Corp                           50,000        752,416
Chugai Pharmaceutical                  102,000      1,552,112
DAIWA Securities Co Ltd                197,000      2,062,207
Fuji Television Network Inc                121        695,921
Furukawa Electric Co Ltd               148,000      1,181,246
Hirose Electric                         21,600      1,646,011
Hitachi Ltd                            201,000      1,975,093
Honda Motor Co Ltd                      30,000      1,318,734
Hoya Corp                               16,700      1,058,276
Japan AirLines Co Ltd                  182,000        585,425
Jusco Co Ltd                           112,000      2,470,621
Keyence Corp                             7,900      1,568,403
Kokusai Securities Co                   96,000        700,758
Mabuchi Motor Co Ltd                     8,900        912,381
Matsushita Communication Industrial Co  27,000      1,230,177
Mitsubishi Heavy Industries            257,000      1,173,008
Mitsubishi Motors Corp *               334,000      1,111,860
Mitsui Fudosan Co Ltd                  163,000      1,757,286
Mitsui Marine & Fire Insurance         467,000      2,389,973
Murata Manufacturing Co                 45,000      2,992,420
NEC Corp                               449,000      6,068,784
Nikko Securities Co Ltd                178,000      1,426,399
Nikon Corp                             221,000      2,098,937
Nintendo Corp Inc                       39,200      7,137,849
Nissan Motor Co Ltd                    224,000      1,547,058
Nomura Securities                      142,000      2,722,336
NTT DoCoMo Inc                             582     10,130,670
Promise Co Ltd                          19,100      1,575,005
Rohm Co Ltd                             26,700      4,150,692
Sekisui House Ltd                      178,000      1,512,068
Shin-Etsu Chemical Co                   49,000      1,800,184
Shionogi *                             176,000      3,670,637
Sony Corp                              121,300      7,978,663
Sumitomo Bank                           45,600        376,754
Sumitomo Forestry Co Ltd                98,000        624,955
Sumitomo Marine & Fire Insurance       148,000        827,466
Sumitomo Realty & Development Co Ltd   163,000        970,168
Suzuki Motor Co                        140,000      1,864,196
Taiyo Yuden Co                          57,000      1,517,988
TDK Corp                                19,000        885,493
THK Ltd                                 42,000        790,037
Tokyo Electron Ltd                     103,900      6,292,424
Tokyo Seimitsu Corp                     27,700      1,426,495
Toray Industries Inc                   755,000      3,016,003
UFJ Holdings Inc *                         367      1,977,503
Uni-Charm Corp                          14,000        453,696
USHIO Inc                               37,000        507,817
                                                 -------------
                                                  110,302,228
                                                 -------------
Mexico - 1.99%

America Movil SA de CV *               159,700      3,331,342
Telefonos de Mexico ADR                165,600      5,810,904
                                                 -------------
                                                    9,142,246
                                                 -------------


---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Netherlands - 6.59%

ABN Amro Holding NV                    179,930     $3,388,360
Aegon NV                               281,116      7,932,421
ASM Lithography Holding NV *            98,500      2,214,353
Hagemeyer NV                            42,000        810,885
Heineken NV                            172,500      6,972,657
ING Groep NV                            24,500      1,605,137
Royal Philips Electronics NV           109,200      2,901,578
Royal Philips Electronics NV 'NY'       12,900        340,947
STMicroelectronics NV                   81,300      2,828,805
STMicroelectronics NV 'NY'               4,300        146,200
VNU NV                                  34,800      1,181,321
                                                 -------------
                                                   30,322,664
                                                 -------------
Norway - 0.60%

Norsk Hydro AS                          22,400        950,222
Statoil ASA *                          242,000      1,790,997
                                                 -------------
                                                    2,741,219
                                                 -------------
Portugal - 0.18%

Portugal Telecom SGPS SA *             117,000        818,167
                                                 -------------
Russia - 0.14%

Lukoil Holding                          13,200        636,900
                                                 -------------
Singapore - 2.11%

Datacraft Asia Ltd                      54,014        220,377
DBS Bank                                73,000        536,735
Hong Kong Land Holdings Ltd            286,000        514,800
Overseas Union Bank Ltd                117,000        606,667
Singapore Airline Ltd                  180,000      1,244,444
Singapore Telecommunications Ltd *   4,889,000      5,084,560
United Overseas Bank Ltd               236,000      1,489,163
                                                 -------------
                                                    9,696,746
                                                 -------------
South Africa - 0.22%

Dimension Data Holdings PLC *          265,000      1,007,613
                                                 -------------
South Korea - 1.90%

Samsung Electronics Co GDR             111,750      8,744,438
                                                 -------------
Spain - 1.17%

Banco Bilbao Vizcaya                   193,500      2,509,186
Banco Popular Espanol                    3,000        105,122
Inditex SA *                            72,000      1,151,788
Telefonica de Espana SA                 66,084        816,557
Telefonica SA ADR*                      20,924        779,210
                                                 -------------
                                                    5,361,863
                                                 -------------
Sweden - 1.56%

Assa Abloy AB 'B'                      139,000      1,989,003
Ericsson 'B'                           493,000      2,699,319
Foreningssparbanken AB                 131,000      1,518,910
Svenska Handelsbanken 'A'               69,000        987,347
                                                 -------------
                                                    7,194,579
                                                 -------------

See Notes to Financial Statements        See explanation of symbols on B-105

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Switzerland - 6.35%

Credit Suisse Group                     17,829     $2,934,100
Holcim Ltd 'B'                          22,133      1,087,175
Holcim Ltd Reg                          10,133      2,065,425
Nestle SA Reg                           13,350      2,840,109
Novartis AG Reg                        163,400      5,919,565
PubliGroupe SA                             191         67,652
Richemont (Fin)                          1,897      4,859,768
Roche Holding AG                        23,200      1,673,201
Schweiz Rueckversicherungs Reg           1,779      3,558,793
Swisscom AG                              7,826      1,865,409
Syngenta AG *                           17,613        926,948
Syngenta AG ADR *                           86            929
UBS AG                                   9,910      1,421,154
                                                 -------------
                                                   29,220,228
                                                 -------------
Taiwan - 1.63%

Hon Hai Precision Industry Co GDR *     47,520        499,644
Taiwan Semiconductor Co Ltd ADR *      462,380      7,023,552
                                                 -------------
                                                    7,523,196
                                                 -------------
United Kingdom - 15.96%

ARM Holdings PLC *                      76,100        289,625
AstraZeneca PLC (STOC)                 304,700     14,103,624
AstraZeneca PLC (UK1)                   55,200      2,578,731
AstraZeneca PLC ADR                        700         32,725
BAE SYSTEMS PLC                        561,905      2,702,443
Centrica PLC                           305,100        976,801
Compass Group PLC *                    160,000      1,282,326
GKN PLC                                218,500      2,114,075
GlaxoSmithKline PLC                     65,500      1,845,203
Granada Compass PLC                    562,782      1,179,317
Halifax Group PLC                      235,500      2,726,279
Lloyds TSB Group PLC                   376,986      3,780,708
Marks & Spencer PLC                    500,000      1,826,947
National Grid Group PLC                135,000        997,047
Pearson PLC                            143,000      2,364,925
Prudential PLC                         238,700      2,898,285
Reuters Group PLC                      255,700      3,332,400
Shell Transport & Trading PLC          661,000      5,493,818
Shire Pharmaceuticals Group PLC *       92,000      1,689,244
Smiths Industries                      280,020      3,265,416
Tate & Lyle PLC                        314,000      1,250,516
Tesco PLC                              160,000        582,362
Unilever PLC                           201,000      1,701,839
Vodafone AirTouch PLC                6,503,703     14,432,975
                                                 -------------
                                                   73,447,631
                                                 -------------
Total Common Stocks
   (Cost $525,275,300)                            427,413,535
                                                 -------------


---------------------------------------------------------------

                                     Principal
                                       Amount        Value
                                     ---------       -----

SHORT-TERM INVESTMENT - 6.63%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.63%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $30,535,197; collateralized by U.S.
   Treasury Notes--market value
   $31,139,379 and due 02/15/23)   $30,527,565    $30,527,565
                                                 -------------

Total Securities Held Under Repurchase
   Agreement                                       30,527,565
                                                 -------------

Total Short-Term Investment
   (Cost $30,527,565)                              30,527,565
                                                 -------------

TOTAL INVESTMENTS - 99.89%
   (Cost $558,303,992)                            459,657,831

OTHER ASSETS AND
LIABILITIES, NET - 0.11%                              515,761
                                                 -------------

NET ASSETS - 100.00%                             $460,173,592
                                                 -------------

See Notes to Financial Statements        See explanation of symbols on B-105

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Forward foreign currency contracts outstanding at June 30, 2001 were summarized as follows:

                     Principal
Contracts              Amount                     Unrealized
to Buy or            Covered by    Expiration    Appreciation
 to Sell   Currency  Contracts       Month       (Depreciation)
--------------------------------------------------------------
 Sell         BP      2,706,659       07/01           $131,761
 Sell                   676,366       08/01              7,047
 Sell                   450,837       03/02              5,591
 Buy          CD      7,300,717       09/01            109,769
 Sell                 5,962,350       09/01            (36,896)
 Buy          CF      2,778,173       08/01             12,786
 Buy                  5,517,938       09/01            (14,668)
 Buy          ED      7,078,145       07/01           (429,376)
 Buy                  3,878,832       08/01           (159,518)
 Buy                  5,611,441       09/01           (233,809)
 Sell                 5,431,261       09/01            102,498
 Buy                 15,190,877       03/02            162,008
 Sell         JY    308,880,600       07/01               (110)
 Sell               498,112,850       08/01            268,719
 Sell               513,265,501       09/01              1,005
 Sell             1,488,449,800       03/02           (209,617)
                                               ----------------
                                                     ($282,810)
                                               ----------------

              Principal amount denoted in the indicated currency:
                BP - British Pound
                CD - Canadian Dollar
                CF - Switzerland Francs
                ED - Euro Dollar
                JY - Japanese Yen

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $558,303,992
                                               ----------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $14,007,481

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (112,653,642)
                                               ----------------

Net unrealized depreciation                       ($98,646,161)
                                               ----------------


See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

COMMON STOCK WARRANTS - 0.00%

Health Care - 0.00%

Per-Se Technologies Inc *                  344             $25
                                                 --------------
Total Common Stock Warrants
 (Cost $0)                                                  25
                                                 --------------

COMMON STOCKS - 98.89%

Consumer Discretionary - 16.62%

AOL Time Warner Inc *                  637,600      33,792,800
Avon Products Inc                      128,200       5,933,096
BJ's Wholesale Club Inc *              101,400       5,400,564
Brinker International Inc *             42,600       1,101,210
DoubleClick Inc *                       14,000         195,440
EarthLink Inc *                            700           9,870
eBay Inc *                              23,300       1,595,817
EchoStar Communications Corp *          27,300         885,066
Electronic Arts Inc *                   32,400       1,875,960
Estee Lauder Cos                        22,700         978,370
Exodus Communications Inc *             86,800         178,808
Fox Entertainment Group Inc *           39,600       1,104,840
Getty Images Inc *                      32,200         845,572
Home Depot Inc                         339,150      15,787,432
International Game Technology           15,700         985,175
Intimate Brands Inc                    131,700       1,984,719
Krispy Kreme *                         140,200       5,608,000
Limited Inc                            206,700       3,414,684
Nike Inc 'B'                            45,300       1,902,147
Omnicom Group Inc                       82,000       7,052,000
Republic Services Inc 'A' *            102,800       2,040,580
Talbots Inc                            136,500       5,971,875
Target Corp                             51,100       1,768,060
Tiffany & Co                            48,100       1,742,182
TMP Worldwide Inc *                     14,300         858,000
Tyco International Ltd                 151,400       8,251,300
Viacom Inc                             234,392      12,129,786
Wal-Mart Stores Inc                    226,400      11,048,320
                                                 --------------
                                                   134,441,673
                                                 --------------
Consumer Staples - 5.80%

Coca-Cola Co                            52,700       2,371,500
Colgate-Palmolive Co                    48,300       2,849,217
CVS Corp                               163,700       6,318,820
Hormel Foods Corp                       62,600       1,523,684
Pepsi Bottling Group Inc                36,100       1,447,610
Philip Morris Cos Inc                  296,300      14,998,262
Procter & Gamble Co                     88,300       5,621,929
Quaker Oats Co                          71,900       6,560,875
Sysco Corp                             166,900       4,531,335
The J.M. Smucker Co                      7,000         182,000
Tyson Foods Inc 'A'                     60,000         552,600
                                                 --------------
                                                    46,957,832
                                                 --------------
Financial Services - 9.12%

Affiliated Computer Services Inc *      80,200       5,767,182
American International Group Inc       129,100      11,085,623

---------------------------------------------------------------

                                                    Market
                                   Shares            Value
                                   ------           ------

Ameritrade Holding Corp *                2,200        $17,512
Automatic Data Processing Inc           35,900      1,784,230
Bank of America Corp                   131,000      7,846,703
CheckFree Corp *                        13,000        455,910
Countrywide Credit Industries Inc      180,100      8,262,988
DST Systems Inc *                       43,400      2,287,180
E*TRADE Group Inc *                     39,900        257,355
Federal National Mortgage Association   57,600      4,897,066
Heller Financial Inc                    24,200        968,000
Homestore.com Inc *                     13,400        468,464
John Hancock Financial Services Inc *   72,100      2,893,265
Lehman Brothers Holdings Inc           104,400      8,117,100
Merrill Lynch & Co Inc                  43,000      2,547,750
Moody's Corp                            23,400        780,823
Paychex Inc                             36,900      1,476,000
Progressive Corp Ohio                   14,700      1,985,360
Schwab (Charles) Corp                  195,050      2,984,265
TCF Financial Corp                      17,700        817,359
Washington Mutual Inc                  216,800      8,112,331
                                                 -------------
                                                   73,812,466
                                                 -------------
Health Care - 21.36%

Abbott Laboratories                    232,100     11,143,121
Allergan Inc                           116,000      9,918,000
American Home Products Corp            256,200     14,972,328
Amgen Inc *                            271,400     16,468,552
Bristol Myers Squibb Co                 44,000      2,301,200
Cardinal Health Inc                    171,019     11,800,311
Caremark Rx Inc *                      164,600      2,707,670
Express Scripts Inc *                   22,000      1,210,660
IVAX Corp                              125,750      4,904,250
Johnson & Johnson                      140,900      7,045,000
Lilly (Eli) & Co                       217,400     16,087,600
McKesson HBOC Inc                      222,200      8,248,064
Merck & Co Inc                         317,900     20,316,989
Per-Se Technologies Inc *                  256          2,086
Pfizer Inc                             985,600     39,473,280
Pharmacia Corp                          18,600        854,670
Schering-Plough Corp                    59,300      2,149,032
Stryker Corp                            22,700      1,245,095
UnitedHealth Group Inc                  17,100      1,055,925
Varian Medical Systems Inc              11,100        792,190
WebMD Corp *                            15,300        107,100
                                                 -------------
                                                  172,803,123
                                                 -------------
Integrated Oils - 1.71%

Exxon Mobil Corp                        90,600      7,901,996
Kerr-McGee Corp                         89,100      5,904,657
                                                 -------------
                                                   13,806,653
                                                 -------------
Materials & Processing - 0.37%

Jacobs Engineering Group Inc            45,700      2,975,001
                                                 -------------
Other - 8.01%

General Electric Co                  1,235,900     60,250,125
Honeywell International Inc              8,300        290,417
SPX Corp                                34,400      4,306,192
                                                 -------------
                                                   64,846,734
                                                 -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Other Energy - 0.43%

Calpine Corp *                          20,600       $778,680
Enron Corp                              27,000      1,323,000
Occidental Petroleum Corp               53,300      1,417,247
                                                 -------------
                                                    3,518,927
                                                 -------------
Producer Durables - 1.83%

Applied Materials Inc *                122,700      6,024,570
Danaher Corp                            16,900        946,400
KLA-Tencor Corp *                       98,100      5,735,907
Molex Inc                               32,300      1,179,919
Plantronics Inc *                       38,700        895,905
                                                 -------------
                                                   14,782,701
                                                 -------------
Technology - 30.12%

3Com Corp *                             50,800        241,300
Adobe Systems Inc                      213,900     10,053,300
Advanced Micro Devices Inc *            69,000      1,983,647
Amphenol Corp *                         25,400      1,017,270
Applera Corp-Applied Biosystems Group  138,400      3,702,200
Ariba Inc *                             29,300        161,150
At Home Corp 'A' *                       3,400          7,276
Avnet Inc                              146,200      3,277,804
AVX Corp                                46,000        966,000
BEA Systems Inc *                       70,300      2,158,913
BroadVision Inc *                       42,800        214,000
Cisco Systems Inc *                    589,000     10,719,800
Comverse Technology Inc *               56,400      3,249,768
Dell Computer Corp *                   109,400      2,860,810
Electronic Data Systems Corp           190,900     11,931,250
EMC Corp *                             592,900     17,223,745
Extreme Networks Inc *                   5,800        171,100
General Motors 'H' *                   201,000      4,070,250
Hewlett-Packard Co *                   218,600      6,251,960
i2 Technologies Inc *                   31,600        625,680
IBM Corp                               239,500     27,063,500
Intel Corp                             664,200     19,427,850
Intuit Inc *                            24,000        959,760
ISS Group Inc *                          6,500        315,640
KEMET Corp *                           153,600      3,042,816
L-3 Communications Holdings Inc *       87,400      6,668,620
Linear Technology Corp                 111,900      4,948,218
Lucent Technologies Inc                254,000      1,574,800
MarchFirst Inc *                         8,477             33
Mentor Graphics Corp                    61,400      1,074,500
Mercury Interactive Corp *              26,000      1,557,400
Metromedia Fiber Network Inc 'A' *      72,800        148,512
Microsoft Corp *                       572,600     41,799,800
NCR Corp *                              47,600      2,237,200
Networks Associates Inc *               12,400        154,380
NVIDIA Corp *                           27,100      2,513,525
Oracle Systems Corp *                  334,500      6,355,500
Palm Inc *                              96,743        587,230
QUALCOMM Inc *                          17,300      1,011,704
RF Micro Devices Inc *                  23,900        644,583
RSA Security Inc *                       8,700        269,265
Sabre Holdings Corp *                    3,200        160,000
Sanmina Corp *                         183,300      4,291,053
Sapient Corp *                          13,700        133,575
Scientific-Atlanta Inc                 223,400      9,070,040

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Siebel Systems Inc *                    65,200     $3,057,880
Solectron Corp *                        50,500        924,150
Sun Microsystems Inc *                 684,600     10,761,912
Symantec Corp *                         17,200        751,468
Tech Data Corp *                        48,900      1,631,304
Texas Instruments Inc                   79,000      2,488,500
VeriSign Inc *                          31,382      1,883,234
Veritas Software Corp *                      1             67
Vishay Intertechnology Inc *           231,400      5,322,200
                                                 -------------
                                                  243,717,442
                                                 -------------
Utilities - 3.52%

AT&T Wireless Group *                  129,600      2,118,960
Dynergy Inc                            216,900     10,085,850
Level 3 Communications Inc *            35,300        193,797
PPL Corp                                15,200        836,000
Qwest Communications Int'l Inc          91,800      2,925,666
SBC Communications Inc                  47,400      1,898,844
Telephone & Data Systems Inc            20,600      2,240,250
Verizon Communications                 152,400      8,153,400
XO Communications Inc 'A' *             27,300         52,416
                                                 -------------
                                                   28,505,183
                                                 -------------

Total Common Stocks
   (Cost $906,306,882)                            800,167,735
                                                 -------------

                                    Principal
                                     Amount         Value
                                    ---------       -----

SHORT-TERM INVESTMENT - 0.30%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.30%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $2,379,595; collateralized by
   U.S. Treasury Notes--market value
   $2,427,516 and due 02/15/23)     $2,379,000      2,379,000
                                                 -------------

Total Securities Held Under Repurchase
   Agreement                                        2,379,000
                                                 -------------

Total Short-Term Investment
   (Cost $2,379,000)                                2,379,000
                                                 -------------

TOTAL INVESTMENTS - 99.19%
   (Cost $908,685,882)                            802,546,760

OTHER ASSETS AND
LIABILITIES, NET - 0.81%                            6,593,684
                                                 -------------

NET ASSETS - 100.00%                             $809,140,444
                                                 -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) The Amount of $1,500,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                                 Number of         Unrealized
              Type               Contracts        Depreciation
---------------------------------------------------------------
S&P 500 (09/01)                     25              ($111,062)
                                                 --------------

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $908,685,882
                                                 --------------
Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost                   $41,842,510

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (147,981,632)
                                                 --------------

Net unrealized depreciation                      ($106,139,122)
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investment
June 30, 2001 (Unaudited)

------------------------------------------------------------------

                                                     Market
                                      Shares          Value
                                      ------          -----

COMMON STOCKS - 97.22%

Consumer Discretionary - 36.00%

AOL Time Warner Inc *                   126,880      $6,724,640
AT&T Corp - Liberty Media Group 'A' *   186,700       3,265,383
Cendant Corp *                           25,230         491,985
Clear Channel Communications Inc *       66,154       4,147,856
CNET Networks Inc *                      90,635       1,178,255
DoubleClick Inc *                        43,250         603,770
EchoStar Communications Corp *           28,340         918,783
Energizer Holdings Inc *                 64,040       1,469,718
Gemstar - TV Guide Int'l Group Inc *     43,637       1,858,936
Metro-Goldwyn-Mayer Inc *                28,770         651,640
Rainbow Media Group *                    22,660         584,628
TMP Worldwide Inc *                       8,930         535,800
Travelocity.com Inc *                    63,050       1,935,635
Univision Communications Inc *           33,560       1,435,697
Viacom Inc                              111,838       5,787,616
Westwood One Inc *                      105,330       3,881,410
Yahoo! Inc *                             26,800         535,732
                                                  --------------
                                                     36,007,484
                                                  --------------
Financial Services - 4.91%

CheckFree Corp *                         35,770       1,254,454
First Data Corp                          35,850       2,303,362
Schwab (Charles) Corp                    88,600       1,355,580
                                                  --------------
                                                      4,913,396
                                                  --------------
Producer Durables - 5.98%

American Tower Corp 'A' *                58,470       1,208,575
Crown Castle International Corp *       290,920       4,771,088
                                                  --------------
                                                      5,979,663
                                                  --------------
Technology - 39.11%

Avici Systems Inc *                      12,550         107,553
Avocent Corp *                           13,200         300,300
Brocade Communications Systems *         25,830       1,136,262
Cisco Systems Inc                        68,870       1,253,434
E.piphany Inc *                          95,600         971,296
EMC Corp *                               82,500       2,396,625
Emulex Corp *                            36,980       1,493,992
Integrated Circuit Systems *            103,030       1,978,176
Intersil Holding Corp *                  15,630         568,932
Interwoven Inc *                        100,160       1,692,704
Intuit Inc *                             71,240       2,848,888
JDS Uniphase Corp *                      28,408         362,202
McDATA Corp 'A' *                        55,625         976,219
Microsoft Corp *                         70,650       5,157,450
Openwave Systems Inc *                   21,045         730,262
Oracle Corp *                            51,650         981,350
PMC-Sierra Inc *                         32,340       1,004,804
QUALCOMM Inc *                           31,690       1,853,231
Sabre Holdings Corp *                   107,720       5,386,000
Sun Microsystems Inc *                   63,870       1,004,036
VeriSign Inc *                           66,046       3,963,420
Veritas Software Corp *                  24,270       1,614,683
Xilinx Inc *                             32,280       1,331,227
                                                  --------------
                                                     39,113,046
                                                  --------------

------------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Utilities - 11.22 %

AES Corp *                               33,600      $1,446,480
Cablevision Systems Corp 'A' *           40,810       2,387,385
Comcast Corp 'A'                         91,780       3,983,252
NTL Inc *                                38,470         463,564
Qwest Communications Int'l Inc           29,870         951,957
Sprint PCS Group Series 1 *              64,900       1,567,335
United Global Com Inc 'A' *              49,230         425,840
                                                  --------------
                                                     11,225,813
                                                  --------------

Total Common Stocks
   (Cost $133,467,567)                               97,239,402
                                                  --------------

FOREIGN COMMON STOCK - 1.55%

Israel - 1.55%

Check Point Software Technologies Ltd *  30,635       1,549,212
                                                  --------------

Total Foreign Common Stock
   (Cost $2,843,114)                                  1,549,212
                                                  --------------

                                     Principal
                                      Amount         Value
                                      ------         -----

SHORT-TERM INVESTMENT - 0.37%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.37%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   $373,093; collateralized by U.S.
   Treasury Notes--market value
   $382,025 and due 04/30/02)           $373,000        373,000
                                                  --------------

Total Securities Held Under Repurchase
   Agreement                                            373,000
                                                  --------------

Total Short-Term Investment
   (Cost $373,000)                                      373,000
                                                  --------------

TOTAL INVESTMENTS - 99.14%
   (Cost $136,683,681)                               99,161,614

OTHER ASSETS AND
LIABILITIES, NET - 0.86%                                859,100
                                                  --------------

NET ASSETS - 100.00%                               $100,020,714
                                                  --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $136,683,681
                                                  --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $  7,325,541

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (44,847,608)
                                                  --------------

Net unrealized depreciation                        ($37,522,067)
                                                  --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL SERVICES PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 89.82%

Financial Services - 89.82%

A.G. Edwards Inc                           800         $36,000
AFLAC Inc                               12,300         387,327
Allstate Corp                           28,900       1,271,311
AMBAC Financial Group Inc               13,100         762,420
American International Group Inc        13,100       1,126,600
AmeriCredit Corp *                       8,200         425,990
Bank of America Corp                    16,900       1,014,507
Bank of New York Co Inc                 37,200       1,785,600
Capital One Financial Corp              12,400         744,000
Chubb Corp                               3,600         278,748
Citigroup Inc                           35,000       1,849,400
Commerce Bancorp Inc NJ                  4,000         280,400
Concord EFS Inc *                        9,500         494,095
E*TRADE Group Inc *                     24,000         154,800
Eaton Vance Corp                         4,800         167,040
Everest Re Group Ltd                    11,200         837,760
Federal Home Loan Mortgage Corp         12,000         840,000
Federal National Mortgage Association    8,600         732,290
Federated Investors Inc                 13,200         425,040
Fifth Third Bancorp                     20,200       1,213,010
FleetBoston Financial Corp              41,438       1,634,729
Gallagher (Arthur J) & Co                8,900         231,400
Golden West Financial Corp              12,400         796,576
Goldman Sachs Group Inc                 11,200         960,960
Hartford Financial Services Group        2,800         191,520
Instinet Group Inc *                     8,700         162,168
Jack Henry & Associates Inc              8,000         248,000
John Hancock Financial Services Inc *    9,200         370,392
J.P. Morgan Chase & Co                  30,700       1,369,220
Lehman Brothers Holdings Inc            17,600       1,368,400
Marsh & McLennan Cos Inc                 7,200         727,200
Mellon Financial Corp                   10,400         478,400
Merrill Lynch & Co Inc                   2,800         165,900
MGIC Investment Corp                     7,100         515,744
Morgan Stanley Dean Witter Co            7,700         494,571
National Commerce Financial Corp        13,000         316,810
Nationwide Financial Services            9,700         423,405
Neuberger Berman Inc                     5,500         374,000
Northern Trust Corp                     14,000         875,000
Providian Financial Corp                13,700         811,040
Radian Group Inc                        20,100         813,045
Silicon Valley Bancshares Delaware *     8,900         195,800
State Street Corp                       10,700         529,543
Stilwell Financial Inc                  16,700         560,452
Synovus Financial Corp                  12,400         389,112
TCF Financial Corp                      14,000         648,340
USA Education Inc                        6,800         496,400
Waddell & Reed Financial Inc             2,600          82,550
Wells Fargo & Co                        39,000       1,810,770
Willis Group Holdings Ltd                2,200          39,050
XL Capital Ltd 'A'                      11,900         976,990
                                                 --------------
                                                    33,883,825
                                                 --------------

Total Common Stocks
 (Cost $33,145,679)                                 33,883,825
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

FOREIGN COMMON STOCKS - 2.09%

Canada - 0.53%

Manulife Financial Corp                 7,100         $198,161
                                                 --------------
Netherlands - 0.19%

Van der Moolen Holding N.V. *           2,800           73,425
                                                 --------------
Switzerland - 1.37%

UBS AG                                  3,600          516,262
                                                 --------------

Total Foreign Common Stocks
   (Cost $837,732)                                     787,848
                                                 --------------


                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 10.77%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 10.77%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   $4,064,016; collateralized by U.S.
   Treasury Notes--market value
   $4,149,214 and due 08/15/23)     $4,063,000       4,063,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                         4,063,000
                                                 --------------

Total Short-Term Investment
   (Cost $4,063,000)                                 4,063,000
                                                 --------------

TOTAL INVESTMENTS - 102.68%
   (Cost $38,046,411)                               38,734,673

OTHER ASSETS AND
LIABILITIES, NET - (2.68%)                          (1,011,286)
                                                 --------------

NET ASSETS - 100.00%                               $37,723,387
                                                 --------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
FINANCIAL SERVICES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $38,046,411
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                              $1,532,106

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                (843,844)
                                                 --------------

Net unrealized appreciation                           $688,262
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

------------------------------------------------------------------

                                                     Market
                                      Shares          Value
                                      ------          -----

COMMON STOCKS - 81.09%

Health Care - 81.09%

Abbott Laboratories                     37,500        $1,800,375
Abgenix Inc *                           19,900           895,500
Allergan Inc                            11,940         1,020,870
American Home Products Corp             36,380         2,126,047
AmeriSource Health Corp 'A' *           16,940           936,782
Amgen Inc *                             20,080         1,218,454
Andrx Group *                            3,800           292,600
Baxter International Inc                27,940         1,369,060
Bergen Brunswig Corp 'A'                59,100         1,135,902
Bristol Myers Squibb Co                  9,800           512,540
Cardinal Health Inc                     19,750         1,362,750
Cephalon Inc *                          10,560           744,480
First Health Group Corp *               28,820           695,138
Forest Laboratories Inc *               17,680         1,255,280
Genentech Inc *                         25,520         1,406,152
Genzyme General Division *              24,500         1,494,500
Gilead Sciences Inc *                   15,020           874,014
HCA - The Healthcare Co                 28,320         1,279,781
Human Genome Sciences Inc *             10,900           656,725
IDEC Pharmaceuticals Corpn *            24,600         1,665,174
ImClone Systems Inc *                   10,060           531,168
Invitrogen Corp *                       14,700         1,055,460
Johnson & Johnson                       50,742         2,537,080
King Pharmaceuticals Inc *              25,620         1,377,075
Laboratory Corp of America Holdings *    8,680           667,492
Lilly (Eli) & Co                         7,780           575,720
Medarex Inc *                           27,060           635,910
MedImmune Inc *                         30,280         1,429,216
Merck & Co Inc                           8,660           553,461
Millennium Pharmaceuticals Inc *        18,980           675,308
Pfizer Inc                              44,820         1,795,041
Pharmacia Corp                          19,720           906,134
Protein Design Labs Inc *               11,280           978,653
St. Jude Medical Inc                    22,100         1,326,000
Tenet Healthcare Corp                   25,480         1,314,513
Varian Medical Systems Inc              19,020         1,359,930
                                                  ---------------
                                                      40,460,285
                                                  ---------------

Total Common Stocks
   (Cost $36,948,968)                                 40,460,285
                                                  ---------------

FOREIGN COMMON STOCKS - 12.49%

France - 3.77%

Aventis SA ADR                          23,280         1,859,839
Sanofi-Synthelabo SA                       320            21,047
                                                  ---------------
                                                       1,880,886
                                                  ---------------
Israel - 2.16%

Teva Pharmaceutical Industries Ltd ADR  17,340         1,080,282
                                                  ---------------

------------------------------------------------------------------

                                                     Market
                                      Shares          Value
                                      ------          -----

Switzerland - 2.65%

Novartis AG ADR                         16,420          $593,583
Serono SA ADR                           29,240           729,538
                                                  ---------------
                                                       1,323,121
                                                  ---------------
United Kingdom - 3.91%

AstraZeneca PLC ADR                     41,740         1,951,345
                                                  ---------------

Total Foreign Common Stocks
   (Cost $6,184,120)                                   6,235,634
                                                  ---------------

                                      Principal
                                       Amount        Value
                                       ------        -----

SHORT-TERM INVESTMENT - 8.84%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 8.84%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   $4,412,103 collateralized by U.S.
   Treasury Notes--market value
   $4,501,944 and due 02/15/26)     $4,411,000         4,411,000
                                                  ---------------

Total Securities Held Under Repurchase
   Agreement                                           4,411,000
                                                  ---------------

Total Short-Term Investment
   (Cost $4,411,000)                                   4,411,000
                                                  ---------------

TOTAL INVESTMENTS - 102.42%
   (Cost $47,544,088)                                 51,106,919

OTHER ASSETS AND
LIABILITIES, NET - (2.42%)                            (1,208,489)
                                                  ---------------

NET ASSETS - 100.00%                                 $49,898,430
                                                  ---------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                       $47,544,088
                                                  ---------------

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost                      $4,360,277

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value                        (797,446)
                                                  ---------------

Net unrealized appreciation                           $3,562,831
                                                  ---------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

------------------------------------------------------------------

                                                     Market
                                      Shares          Value
                                      ------          -----
COMMON STOCKS - 87.67%

Consumer Discretionary - 5.52%

AOL Time Warner Inc *                   10,800          $572,400
Charter Communications Inc 'A' *         4,800           112,080
EarthLink Inc *                         30,200           425,820
Electronic Arts Inc *                    2,300           133,170
Exodus Communications Inc *             47,500            97,850
Gemstar - TV Guide Int'l Group Inc *     9,000           383,400
                                                  ---------------
                                                       1,724,720
                                                  ---------------
Financial Services - 5.49%

Affiliated Computer Services *           3,900           280,449
Automatic Data Processing Inc            4,200           208,740
First Data Corp                          5,700           366,225
Fiserv Inc *                             6,000           383,880
Paychex Inc                              5,600           224,000
The Bisys Group Inc *                    4,300           253,700
                                                  ---------------
                                                       1,716,994
                                                  ---------------
Health Care - 0.90%

First Health Group Corp *               11,600           279,792
                                                  ---------------
Producer Durables - 7.08%

Applied Materials Inc *                  6,700           328,970
KLA-Tencor Corp *                        4,200           245,574
Kulicke and Soffa Industries Inc *       4,500            77,220
Lam Research Corp *                     12,300           364,695
LTX Corp *                               4,400           112,464
Northrop Grumman Corp                      400            32,040
Novellus Systems Inc *                   7,100           403,209
Polycom Inc *                           16,100           371,749
Powerwave Technologies Inc *            10,800           156,600
Teradyne Inc *                           3,600           119,160
                                                  ---------------
                                                       2,211,681
                                                  ---------------
Technology - 66.57%

Adobe Systems Inc                        4,300           202,100
Advanced Micro Devices Inc *             9,200           265,696
Agile Software Corp *                    4,900            83,300
Akamai Technologies Inc *                6,300            57,803
Analog Devices Inc *                     8,200           354,650
Applied Micro Circuits Corp *           10,700           184,040
Atmel Corp *                             4,600            62,054
BEA Systems Inc *                        6,500           199,615
BMC Software Inc *                       7,700           173,558
Broadcom Corp *                          2,000            85,520
Brocade Communications Systems *        10,900           479,491
Cadence Design Systems Inc *             8,400           156,492
Centillium Communications Inc *          7,400           183,076
CIENA Corp *                            12,200           463,600
Cisco Systems Inc *                     14,600           265,720
Computer Associates International Inc    5,500           198,000
Computer Sciences Corp *                 6,100           211,060
Comverse Technology Inc *                7,400           426,388
Corning Inc                              4,000            66,840
Dell Computer Corp *                    12,500           326,875
EMC Corp *                              10,200           296,310
Emulex Corp *                            4,100           165,640

------------------------------------------------------------------

                                                    Market
                                      Shares         Value
                                      ------         -----

Extreme Networks Inc *                   8,900          $262,550
Finisar Corp *                           5,000            93,400
Flextronics International Ltd *         30,100           785,911
i2 Technologies Inc *                   11,300           223,740
IBM Corp                                 1,900           214,700
Inktomi Corp *                           8,400            80,556
Integrated Device Technology *           7,400           234,506
Intel Corp                               8,100           236,925
Interwoven Inc *                         5,700            96,330
Intuit Inc *                             4,500           179,955
Jabil Circuit Inc *                     11,500           354,890
JDS Uniphase Corp *                     12,760           162,690
Juniper Networks Inc *                   6,150           191,265
KPMG Consulting Inc *                    5,400            82,890
L-3 Communications Holdings Inc *          500            38,150
Liberate Technologies *                  8,700            95,265
Linear Technology Corp                  11,300           499,686
Manugistics Group Inc *                 12,800           321,280
Maxim Integrated Products Inc *         10,500           464,205
McDATA Corp 'A' *                       10,500           184,275
McDATA Corp 'B' *                        5,500           120,120
Mercury Computer Systems Inc *           3,900           171,990
Mercury Interactive Corp *               9,700           581,030
Microchip Technology Inc *              19,000           650,750
Micromuse Inc *                          3,100            86,769
Micron Technology Inc                    9,500           390,450
Microsoft Corp *                         6,500           474,500
Network Appliance Inc *                  3,200            43,840
New Focus Inc *                          1,300            10,725
NVIDIA Corp *                            3,700           343,175
ONI Systems Corp *                       8,300           231,570
Openwave Systems Inc *                   8,100           281,070
Oracle Corp *                           13,900           264,100
PeopleSoft Inc *                         3,300           162,459
Peregrine Systems Inc *                 12,500           362,500
PMC-Sierra Inc *                         5,900           183,313
QLogic Corp *                            4,400           283,580
QUALCOMM Inc *                           3,200           187,136
Rational Software Corp *                12,400           347,820
RF Micro Devices Inc *                  17,100           461,187
Sanmina Corp *                          14,300           334,763
Scientific-Atlanta Inc                   5,200           211,120
Siebel Systems Inc *                     6,800           318,920
SmartForce PLC *                        19,000           669,370
Solectron Corp *                        17,000           311,100
Sonus Networks Inc *                     4,500           105,120
Sun Microsystems Inc *                  22,200           348,984
Symantec Corp *                          1,900            83,011
Synopsys Inc *                           5,900           285,501
Texas Instruments Inc                   10,200           321,300
Tibco Software Inc *                    21,500           274,555
VeriSign Inc *                           8,400           504,084
Veritas Software Corp                    8,200           545,546
Vignette Corp *                         27,500           243,925
Virata Corp *                           15,200           180,120
Vitesse Semiconductor Corp *            14,100           296,664
webMethods Inc *                         6,100           129,198
Xilinx Inc *                             7,100           292,804
                                                  ---------------
                                                      20,805,166
                                                  ---------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

----------------------------------------------------------------

                                                     Market
                                      Shares          Value
                                      ------          -----

Utilities - 2.11%

McLeodUSA Inc 'A' *                     17,700           $81,243
Nextel Communications Inc 'A' *         13,100           229,250
Qwest Communications Int'l Inc *         6,100           194,407
Time Warner Telecom Inc 'A' *            3,600           120,672
XO Communications Inc 'A' *             17,000            32,640
                                                  ---------------
                                                         658,212
                                                  ---------------

Total Common Stocks
   (Cost $30,059,589)                                 27,396,565
                                                  ---------------

FOREIGN PREFERRED STOCK - 0.89%

Finland - 0.89%

Nokia Corp ADR                          12,600           277,704
                                                  ---------------

Total Foreign Preferred Stock
   (Cost $409,135)                                       277,704
                                                  ---------------

FOREIGN COMMON STOCKS - 6.35%

Canada - 2.80%

Celestica Inc *                         11,700           602,550
Research In Motion Ltd *                 8,400           270,900
                                                  ---------------
                                                         873,450
                                                  ---------------
Israel - 1.93%

Amdocs Ltd *                             5,300           285,405
Check Point Software Technologies Ltd *  6,300           318,591
                                                  ---------------
                                                         603,996
                                                  ---------------
Netherlands - 0.63%

ASM Lithography Holding NV *             8,800           195,800
                                                  ---------------
Taiwan - 0.99%

Taiwan Semiconductor Co Ltd ADR *        8,260           125,469
United Microelectronics Corp *          20,700           184,230
                                                  ---------------
                                                         309,699
                                                  ---------------

Total Foreign Common Stocks
   (Cost $2,216,983)                                   1,982,945
                                                  ---------------

PURCHASED PUT OPTIONS - 0.01%

Maxim Integrated Products (CBOT)
   Strike @ 40.00 Exp. 07/21/01
   52 Contracts                          5,200             4,290
                                                   ---------------

Total Purchased Put Options
   (Cost $10,497)                                          4,290
                                                  ---------------

-----------------------------------------------------------------

                                       Principal
                                        Amount            Value
                                        ------            -----

SHORT-TERM INVESTMENTS - 6.08%

U.S. GOVERNMENT AGENCY ISSUES - 1.96%

Federal Farm Credit Bank
   3.700% due 09/04/01                  $18,000          $17,876
Federal Home Loan Mortgage Corp
   3.500% due 09/07/01                  600,000          596,033
                                                  ---------------

Total U.S. Government Agency Issues                      613,909
                                                  ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.12%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $1,287,322; collateralized by
   U.S. Treasury Notes--market value
   $1,313,923 and due 02/15/23)       1,287,000        1,287,000
                                                  ---------------

Total Securities Held Under Repurchase
   Agreement                                           1,287,000
                                                  ---------------

Total Short-Term Investments
   (Cost $1,900,913)                                   1,900,909
                                                  ---------------

TOTAL INVESTMENTS - 101.00%
   (Cost $34,597,117)                                 31,562,413

OTHER ASSETS AND
LIABILITIES, NET - (1.00%)                              (311,689)
                                                  ---------------

NET ASSETS - 100.00%                                 $31,250,724
                                                  ---------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

-----------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Transactions in options for the period ended June 30, 2001, were as follows:

                                      Number of
                                      Contracts      Premium
-----------------------------------------------------------------
Outstanding, December 31, 2000                0          $0
Options Written                             236     109,421
Options Expired                              48      23,994
Options Repurchased                          65      43,368
                                      ---------------------------
Outstanding, June 30, 2001                  123     $42,059
                                      ---------------------------

(b) Premiums received on written options:

                               Number of
             Type              Contracts    Premium        Value
-----------------------------------------------------------------
Call - Manugistics Group
  Strike @ 40.00 Exp 07/21/01     23        $10,894         $230

Call - Maxim Integrated
  Strike @ 45.00 Exp 07/21/01     52         17,287       21,580

Call - Microsoft Corp
  Strike @ 70.00 Exp 07/21/01     16          5,552        6,000

Call - Siebel Systems
  Strike @ 45.00 Exp 07/21/01     21          5,829       10,290

Put - Electronic Arts
  Strike @ 55.00 Exp 07/21/01     11          2,497        2,255
                                      ---------------------------
                                            $42,059      $40,355
                                      ---------------------------

(c) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                       $34,597,117
                                                  ---------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                         $1,037,296

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                         (4,072,000)
                                                   ---------------

Net unrealized depreciation                          ($3,034,704)
                                                   ---------------

See Notes to Financial Statements

PACIFIC SELECT FUND
TELECOMMUNICATIONS PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 66.23%

Consumer Discretionary - 9.27%

AOL Time Warner Inc *                    8,900        $471,700
AT&T Corp - Liberty Media Group 'A' *   20,300         355,047
EchoStar Communications Corp *          11,600         376,072
Exodus Communications Inc *             19,700          40,582
Gemstar - TV Guide Int'l Group Inc *     6,800         289,680
                                                 --------------
                                                     1,533,081
                                                 --------------
Financial Services - 0.08%

Portal Software Inc *                    3,200          13,216
                                                 --------------
Other Energy - 2.45%

Dynergy Inc                              4,800         223,200
El Paso Corp                             3,484         183,049
                                                 --------------
                                                       406,249
                                                 --------------
Producer Durables - 1.11%

Crown Castle International Corp *       11,200         183,680
                                                 --------------
Technology - 30.82%

Agere Systems Inc 'A' *                 21,700         162,750
Applied Micro Circuits Corp *           10,800         185,760
Brocade Communications Systems *         2,500         109,975
CIENA Corp *                             8,900         338,200
Cisco Systems Inc *                     13,900         252,980
Comverse Technology Inc *                5,700         328,434
Corning Inc                                600          10,026
Corvis Corp *                           10,100          44,339
Digex Inc *                             13,600         176,800
EMC Corp *                               9,200         267,260
Finisar Corp *                           1,900          35,492
Flextronics International Ltd *         10,900         284,599
General Motors Corp 'H' *                8,200         166,050
JDS Uniphase Corp *                      8,260         105,315
Juniper Networks Inc *                   3,700         115,070
Metromedia Fiber Network Inc 'A' *      15,500          31,620
Micromuse Inc *                          5,900         165,141
Microsoft Corp *                         3,600         262,800
New Focus Inc *                          5,200          42,900
ONI Systems Corp *                       9,000         251,100
Openwave Systems Inc *                   6,100         211,670
PMC-Sierra Inc *                         2,600          80,782
QUALCOMM Inc *                           5,400         315,792
Redback Networks Inc *                     600           5,352
RF Micro Devices Inc *                   4,700         126,759
Sanmina Corp *                           8,400         196,644
SignalSoft Corp *                       10,700         123,050
SpectraSite Holdings Inc *               7,400          53,576
Tekelec *                               13,700         371,270
Tellabs Inc *                              400           7,752
UTStarcom Inc                            4,800         111,840
Vitesse Semiconductor Corp *             7,500         157,800
                                                 --------------
                                                     5,098,898
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Utilities - 22.50%

Allegiance Telecom Inc *                26,900        $403,231
BellSouth Corp                          10,900         438,943
Comcast Corp 'A'                         8,600         373,240
Illuminet Holdings Inc *                 5,000         157,250
Leap Wireless International Inc *        2,600          78,780
McLeodUSA Inc 'A' *                     50,500         231,795
Nextel Communications Inc 'A' *         20,500         358,750
Nextel Partners Inc                     12,000         186,240
Qwest Communications Int'l Inc          13,100         417,497
SBC Communications Inc                   6,500         260,390
Time Warner Telecom Inc 'A' *           15,200         509,504
WorldCom Inc *                          15,200         215,840
XO Communications Inc 'A' *             47,300          90,816
                                                 --------------
                                                     3,722,276
                                                 --------------
Total Common Stocks
   (Cost $14,637,660)                               10,957,400
                                                 --------------

FOREIGN PREFERRED STOCK - 2.13%

Finland - 2.13%

Nokia Corp ADR                          16,000         352,640
                                                 --------------

Total Foreign Preferred Stock
   (Cost $494,856)                                     352,640
                                                 --------------

FOREIGN COMMON STOCKS - 14.50%

Bermuda - 3.01%

Asia Global Crossing *                  43,900         261,205
Global Crossing Ltd *                   27,400         236,736
                                                 --------------
                                                       497,941
                                                 --------------
Canada - 3.73%

AT&T Canada Inc 'B' *                    5,400         162,702
Celestica Inc *                          5,500         283,250
Nortel Networks Corp                     1,000           9,090
Research In Motion Ltd *                 5,000         161,250
                                                 --------------
                                                       616,292
                                                 --------------
France - 0.08%

Alcatel                                    600          12,577
                                                 --------------
Hong Kong - 1.18%

China Mobile (Hong Kong) Ltd *          37,000         195,438
                                                 --------------
Israel - 2.28%

Amdocs Ltd *                             7,000         376,950
                                                 --------------
Italy - 0.72%

Telecom Italia Mobile Spa               23,200         118,526
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
TELECOMMUNICATIONS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Japan - 1.83%

Furukawa Electric Co Ltd                14,000        $111,740
NTT DoCoMo Inc                              11         191,473
                                                 --------------
                                                       303,213
                                                 --------------
United Kingdom - 1.67%

Cable & Wireless PLC                    10,400         $61,154
COLT Telecom Group PLC *                 2,000          56,000
Vodafone AirTouch PLC                   72,000         159,782
                                                 --------------
                                                       276,936
                                                 --------------

Total Foreign Common Stocks
   (Cost $3,040,040)                                 2,397,873
                                                 --------------


                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 17.93%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 17.93%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $2,966,742; collateralized by
   U.S. Treasury Notes--market value
   $3,028,503 and due 02/15/23)     $2,966,000       2,966,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                         2,966,000
                                                 --------------

Total Short-Term Investment
   (Cost $2,966,000)                                 2,966,000
                                                 --------------

TOTAL INVESTMENTS - 100.79%
   (Cost $21,138,556)                               16,673,913

OTHER ASSETS AND
LIABILITIES, NET - (0.79%)                            (130,467)
                                                 --------------

NET ASSETS - 100.00%                               $16,543,446
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $21,138,556
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                 193,855

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                              (4,658,498)
                                                 --------------

Net unrealized depreciation                        ($4,464,643)
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

CONVERTIBLE PREFERRED STOCK - 0.17%

Financial Services - 0.17%

Home Ownership Funding                   1,830     $1,317,221
                                                --------------

Total Convertible Preferred Stock
   (Cost $1,831,903)                                1,317,221
                                                --------------

COMMON STOCKS - 53.68%

Auto & Transportation - 0.36%
Lear Corp *                             78,200      2,729,180
                                                --------------

Consumer Discretionary - 10.79%

Abercrombie & Fitch Co 'A' *            61,200      2,723,400
AOL Time Warner Inc *                  239,350     12,685,550
AT&T Corp - Liberty Media Group 'A' *  421,900      7,379,031
Cendant Corp *                         236,200      4,605,900
Costco Wholesale Corp *                 53,500      2,197,780
Gannett Co                              31,100      2,049,490
Gemstar - TV Guide Int'l Group Inc *    68,000      2,896,800
Gillette Co                            193,800      5,618,262
Home Depot Inc                          65,200      3,035,060
Mattel Inc                              33,400        631,928
Target Corp                            122,900      4,252,340
TJX Cos Inc                            136,200      4,340,694
Tyco International Ltd                 318,217     17,342,827
Wal-Mart Stores Inc                    135,200      6,597,760
Waste Management Inc                   157,617      4,857,756
                                                --------------
                                                   81,214,578
                                                --------------
Consumer Staples - 2.67%

Coca-Cola Co                            50,600      2,277,000
Kraft Foods Inc 'A' *                   60,300      1,869,300
Philip Morris Cos Inc                  250,300     12,702,725
Procter & Gamble Co                     51,100      3,260,180
                                                --------------
                                                   20,109,205
                                                --------------
Financial Services - 9.24%

Ambac Financial Group Inc              153,550      8,936,610
Bank One Corp                          118,600      4,245,880
Capital One Financial Corp              92,000      5,520,000
CIGNA Corp                              55,800      5,346,756
Citigroup Inc                          266,368     14,074,885
Countrywide Credit Industries Inc       69,500      3,188,660
E*TRADE Group Inc *                     64,400        415,380
Federal National Mortgage Association   75,700      6,445,855
First Union Corp                        68,500      2,393,390
Ford Motor Credit Co                    99,113      2,433,224
Goldman Sachs Group Inc                 65,200      5,594,160
U.S. Bancorp                           386,990      8,819,502
Washington Mutual Inc                   57,600      2,162,880
                                                --------------
                                                   69,577,182
                                                --------------

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Health Care - 6.55%

American Home Products Corp             89,900     $5,253,756
Amgen Inc *                             57,800      3,507,304
C.R. Bard Inc                           44,800      2,551,360
Human Genome Sciences Inc *             24,505      1,476,426
Johnson & Johnson                      145,040      7,252,000
Merck & Co Inc                          88,400      5,649,644
Pfizer Inc                             230,975      9,250,549
Pharmacia Corp                         142,863      6,564,555
Schering-Plough Corp                   149,700      5,425,128
Tenet Healthcare Corp                   46,400      2,393,776
                                                --------------
                                                   49,324,498
                                                --------------
Integrated Oils - 3.45%

Chevron Corp                            97,500      8,823,750
Conoco Inc 'B'                          69,700      2,014,330
Exxon Mobil Corp                       173,552     15,159,767
                                                --------------
                                                   25,997,847
                                                --------------
Materials & Processing - 1.89%

Alcoa Inc                              108,880      4,289,872
Allegheny Technologies Inc             125,000      2,261,250
Rohm & Haas Co                          98,600      3,243,940
Smurfit-Stone Container Corp *         170,700      2,765,340
Temple-Inland Inc                       31,600      1,683,964
                                                --------------
                                                   14,244,366
                                                --------------
Other - 2.79%

General Electric Co                    430,000     20,962,500
                                                --------------

Other Energy - 0.98%

Baker Hughes Inc                        76,300      2,556,050
Dynergy Inc                             46,300      2,152,950
Global Marine Inc *                    143,000      2,664,090
                                                --------------
                                                    7,373,090
                                                --------------
Producer Durables - 0.54%

Applied Materials Inc *                 32,800      1,610,480
Cooper Industries Inc                   61,100      2,418,949
                                                --------------
                                                    4,029,429
                                                --------------
Technology - 9.15%

Altera Corp *                           75,700      2,195,300
BEA Systems Inc *                       27,900        856,809
CIENA Corp *                            21,300        809,400
Cisco Systems Inc *                    350,700      6,382,740
Citrix Systems Inc *                    51,700      1,804,330
Compaq Computer Corp                   192,200      2,977,178
Dell Computer Corp *                   100,300      2,622,845
EMC Corp *                              57,600      1,673,280
IBM Corp                                70,000      7,910,000
Intel Corp                             258,900      7,572,825
Juniper Networks Inc *                  28,600        889,460
Microsoft Corp *                       192,800     14,074,400
Motorola Inc                           163,700      2,710,872
NCR Corp *                              93,400      4,389,800
Oracle Systems Corp *                  162,700      3,091,300
Sun Microsystems Inc *                 246,100      3,868,692
Symbol Technologies Inc                 59,100      1,312,020


See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Texas Instruments Inc                   63,800     $2,009,700
Veritas Software Corp *                 25,576      1,701,571
                                                --------------
                                                   68,852,522
                                                --------------
Utilities - 5.27%

Adelphia Communications Corp *          59,000      2,419,000
Comcast Corp 'A'                        59,000      2,560,600
DTE Energy Co                           79,200      3,678,048
Entergy Corp                            50,800      1,950,212
Level 3 Communications Inc *            76,600        420,534
Nextel Communications Inc 'A' *        118,700      2,077,250
NiSource Inc                           128,972      3,524,805
PG&E Corp                              116,500      1,304,800
Qwest Communications Int'l Inc          57,900      1,845,273
SBC Communications Inc                 146,800      5,880,808
Sprint PCS Group Series 1 *            171,900      4,151,385
Verizon Communications                 100,348      5,368,618
WorldCom Inc - MCI Group               130,284      2,097,572
WorldCom Inc - WorldCom Group *        169,600      2,408,320
                                                --------------
                                                   39,687,225
                                                --------------

Total Common Stocks
   (Cost $412,143,002)                            404,101,622
                                                --------------


FOREIGN COMMON STOCKS - 1.49%

Australia - 0.32%

News Corp Ltd ADR                       65,200      2,422,180
                                                --------------

Bermuda - 0.96%

Global Crossing Ltd *                  109,700        947,808
TyCom Ltd *                            165,900      2,853,480
XL Capital Ltd 'A' *                    41,700      3,423,570
                                                --------------
                                                    7,224,858
                                                --------------
Canada - 0.21%

Potash Corp of Saskatchewan Inc         27,700      1,589,980
                                                --------------

Total Foreign Common Stocks
   (Cost $14,497,177)                              11,237,018
                                                --------------

                                   Principal
                                     Amount
                                     ------

CORPORATE BONDS & NOTES - 11.04%

Autos & Transportation - 0.55%

General Motors Corp
   7.200% due 01/15/11              $2,130,000      2,159,111
Union Pacific Corp
   5.780% due 10/15/01               2,000,000      2,004,126
                                                --------------
                                                    4,163,237
                                                --------------

--------------------------------------------------------------

                                   Principal       Market
                                     Amount        Value
                                     ------        -----

Consumer Discretionary - 0.85%

Clear Channel Communications Inc
   7.650% due 09/15/10                $835,000       $862,299
Federated Department Stores
   6.625% due 04/01/11               1,175,000      1,130,191
Lowe's Cos Inc
   7.500% due 12/15/05                 870,000        915,742
Time Warner Entertainment Co
   8.375% due 03/15/23               1,715,000      1,842,836
USA Networks Inc
   6.750% due 11/15/05               1,625,000      1,640,996
                                                --------------
                                                    6,392,064
                                                --------------
Consumer Staples - 0.21%

Safeway Inc
   6.500% due 03/01/11               1,615,000      1,574,068
                                                --------------

Financial Services - 6.10%

Abbey National Capital Trust
   8.963% due 12/29/49               1,385,000      1,554,566
Bank of America Corp
   7.400% due 01/15/11               1,655,000      1,722,577
Citigroup Inc
   7.250% due 10/01/10               2,865,000      2,985,238
Comed Transitional Funding Trust
   5.630% due 06/25/09               6,810,000      6,726,870
ERAC USA Finance
   6.375% due 05/15/03               1,400,000      1,407,491
First Union Corp
   6.625% due 06/15/04               5,900,000      6,067,796
Ford Credit Auto Owner Trust
   6.520% due 09/15/03               3,185,000      3,254,409
Ford Motor Credit Co
   7.375% due 02/01/11               1,370,000      1,390,351
   7.875% due 06/15/10               5,025,000      5,248,195
Household Finance Corp
   6.750% due 05/15/11               2,140,000      2,114,962
Montell American Financial
   7.400% due 03/15/04               1,500,000      1,512,198
Norwest Financial Inc
   6.375% due 09/15/02               2,750,000      2,806,125
Prudential Insurance
   6.375% due 07/23/06               2,190,000      2,192,473
Regions Financial Corp
   7.000% due 03/01/11                 830,000        831,403
Toyota Motor Credit Trust
   5.625% due 11/13/03               6,000,000      6,074,106
                                                --------------
                                                   45,888,760
                                                --------------
Integrated Oils - 0.26%

Amerada Hess Corp
   7.875% due 10/01/29                 660,000        699,593
Coastal Corp
   6.950% due 06/01/28               1,355,000      1,214,316
                                                --------------
                                                    1,913,909
                                                --------------
Materials & Processing - 0.16%

Dow Chemical Co
   7.375% due 11/01/29               1,190,000      1,224,653
                                                --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                     Principal      Market
                                        Amount       Value
                                        ------       -----

Other Energy - 0.56%

Dynergy Holdings Inc
   6.875% due 04/01/11              $1,670,000     $1,629,444
Enron Corp
   6.625% due 10/15/03               1,500,000      1,532,487
Williams Cos
   7.500% due 01/15/31               1,110,000      1,043,384
                                                --------------
                                                    4,205,315
                                                --------------
Utilities - 2.35%

AT&T Corp
   6.000% due 03/15/09               1,375,000      1,287,282
   6.500% due 03/15/29                 720,000        614,833
AT&T Wireless Group
   7.875% due 03/01/11               1,090,000      1,093,904
BellSouth Corp
   7.875% due 02/15/30                 570,000        608,464
Comcast Cable Communications Corp
   6.750% due 01/30/11               1,630,000      1,595,856
   7.125% due 06/15/13               1,760,000      1,753,384
Cox Communications Inc
   6.875% due 06/15/05               3,095,000      3,157,408
Dominion Resources Inc
   7.625% due 07/15/05               2,665,000      2,789,341
Progress Energy Inc
   7.750% due 03/01/31                 835,000        864,407
Sprint Capital Corp
   7.625% due 01/30/11               1,625,000      1,615,057
Texas Utilities Co
   5.940% due 10/15/01               1,500,000      1,504,870
Xcel Energy Inc
   7.000% due 12/01/10                 835,000        839,081
                                                --------------
                                                   17,723,887
                                                --------------

Total Corporate Bonds & Notes
   (Cost $83,766,112)                              83,085,893
                                                --------------

CONVERTIBLE CORPORATE NOTE - 0.17%

Utilities - 0.17%

TCI Communication Inc
   7.875% due 02/15/26               1,250,000      1,264,019
                                                --------------

Total Convertible Corporate Note
   (Cost $1,198,548)                                1,264,019
                                                --------------

MORTGAGE-BACKED SECURITIES - 18.36%

Collateralized Mortgage Obligations - 4.95%

Banc America Commercial Mortgage
   7.109% due 11/15/08 "               526,642        544,916
Bear Stearns Structured Securities
   7.000% due 08/25/36 "             1,000,000        980,469
CS First Boston Mortgage Securities Corp
   6.480% due 05/17/08 "             8,000,000      7,999,119
DLJ Mortgage Acceptance Corp
   9.683% due 11/25/24 " ++              5,022          5,029


--------------------------------------------------------------

                                     Principal      Market
                                       Amount        Value
                                       ------        -----

First Union - Chase Commercial Mortgage
   6.645% due 04/15/09 "            $2,000,000     $2,015,018
First Union Lehman Brothers
   6.560% due 11/18/08 "             6,330,000      6,381,239
GMAC Commercial Mortgage Security Inc
   6.150% due 11/15/07 "             1,397,678      1,410,922
LB Commercial Conduit Mortgage Trust
   6.400% due 08/18/07 "             4,601,000      4,645,097
NationsLink Funding Corp
   6.316% due 11/20/08 "             9,000,000      8,915,349
PNC Mortgage Acceptance Corp
   6.360% due 03/12/11 "             4,510,000      4,380,508
                                                --------------
                                                   37,277,666
                                                --------------
Federal National Mortgage Association - 11.19%

   6.000% due 07/01/16 "            13,815,000     13,607,775
   6.300% due 12/25/15 "             1,277,646      1,292,769
   6.500% due 03/01/28 "             2,119,344      2,096,182
   6.500% due 05/01/28 "            10,442,391     10,321,404
   6.500% due 07/01/31 "            22,905,000     22,539,894
   7.000% due 08/01/28 "               177,880        179,300
   7.000% due 08/13/31 "            30,491,000     30,557,775
   7.125% due 01/15/30 "             3,363,000      3,606,286
                                                --------------
                                                   84,201,385
                                                --------------
Government National Mortgage Association - 2.22%

   6.500% due 07/24/31 "            16,910,000     16,725,005
                                                --------------

Total Mortgage-Backed Securities
   (Cost $137,198,108)                            138,204,056
                                                --------------

OTHER ASSET-BACKED SECURITIES - 5.45%

Alaska Trade Co
   6.790% due 10/01/05 "             2,500,000      2,555,350
Citibank Credit Card Master Trust I
   5.800% due 02/07/05 "             9,935,000     10,115,838
DaimlerChrysler Auto Trust
   6.850% due 11/06/05 "             6,600,000      6,875,938
EQCC Home Equity Loan Trust
   6.410% due 12/15/04 "             1,348,847      1,377,728
ING Capital Funding Trust III
   8.439% due 12/31/49 "             1,675,000      1,780,492
Nissan Auto Receivables Owner Trust
   5.550% due 09/15/04 "             6,730,000      6,814,125
Sears Credit Account Master Trust
   6.350% due 02/16/07 "             6,955,000      7,105,850
   6.450% due 11/15/09 "             1,500,000      1,547,747
Standard Credit Card Trust
   5.950% due 10/07/04 "               575,000        587,012
The Money Store Home Equity
   6.440% due 09/15/24 "               500,000        508,063
UBS Preferred Funding Trust
   8.622% due 10/29/49 "             1,605,000      1,737,746
                                                --------------

Total Other Asset-Backed Securities
   (Cost $40,455,784)                              41,005,889
                                                --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                   Principal       Market
                                     Amount        Value
                                     ------        -----

U.S. TREASURY BONDS - 1.66%

   6.250% due 05/15/30              $7,990,000     $8,475,648
   8.875% due 02/15/19 **            3,040,000      4,027,879
                                                --------------

Total U.S. Treasury Bonds
   (Cost $12,237,056)                              12,503,527
                                                --------------

U.S. TREASURY NOTES - 0.55%

   4.625% due 05/15/06                 215,000        212,111
   5.000% due 02/15/11               4,065,000      3,945,595
                                                --------------

Total U.S. Treasury Notes
   (Cost $4,199,810)                                4,157,706
                                                --------------

FOREIGN BONDS - 2.18%

Channel Island - 0.25%

HSBC Capital Funding LP
   9.547% due 12/29/49               1,655,000      1,869,769
                                                --------------
France - 0.42%

AXA
   8.600% due 12/15/30               1,095,000      1,207,001
France Telecom
   7.750% due 03/01/11               1,355,000      1,383,459
Legrand
   8.500% due 02/15/25                 500,000        541,140
                                                --------------
                                                    3,131,600
                                                --------------
Netherlands - 0.34%

Deutsche Telekom International Finance BV
   8.250% due 06/15/30                 860,000        886,791
Royal KPN NV
   8.000% due 10/01/10                 955,000        917,665
   8.375% due 10/01/30                 790,000        728,915
                                                --------------
                                                    2,533,371
                                                --------------
Spain - 0.09%

Telefonica Europe
   8.250% due 09/15/30                 625,000        662,556
                                                --------------
United Kingdom - 1.08%

British Telecom PLC
   8.125% due 12/15/10               1,340,000      1,416,018
CSX Corp
   7.050% due 05/01/02               1,500,000      1,527,624
Marconi Corporation PLC
   7.750% due 09/15/10                 665,000        599,414
Royal Bank of Scotland Group PLC
   9.118% due 03/31/49               1,240,000      1,372,674


--------------------------------------------------------------

                                   Principal       Market
                                     Amount        Value
                                     ------        -----

United Utilities
   6.250% due 08/15/05                $885,000       $873,507
Vodafone AirTouch PLC
   7.625% due 02/15/05               2,235,000      2,349,913
                                                --------------
                                                    8,139,150
                                                --------------

Total Foreign Bonds
   (Cost $14,742,802)                              16,336,446
                                                --------------

FOREIGN GOVERNMENT BONDS - 2.34%

France - 1.18%

French Treasury Note (BTAN)
   5.000% due 01/12/06
   (Principal in Euro)              10,300,000      8,898,872
                                                --------------
Germany - 1.16%

Bundes Obligation
   5.000% due 02/17/06
   (Principal in Euro)              10,100,000      8,719,649
                                                --------------

Total Foreign Government Bonds
   (Cost $18,312,471)                              17,618,521
                                                --------------

                                                    Value
                                                    -----

SHORT-TERM INVESTMENTS - 13.47%

COMMERCIAL PAPER - 1.75%

Bank of Nova Scotia
   3.830% due 07/16/01               5,000,000      4,992,021
SBC Communications Inc
   3.890% due 07/16/01               8,200,000      8,186,709
                                                --------------

Total Commercial Paper                             13,178,730
                                                --------------


See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                   Principal
                                     Amount        Value
                                     ------        -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 11.72%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $88,215,598; collateralized by
   U.S. Treasury Notes--market value
   $48,965,142 and due 02/15/26;
   and market value
   $41,002,637 and due 02/15/23)   $88,193,449    $88,193,449
                                                --------------

Total Securities Held Under Repurchase
   Agreement                                       88,193,449
                                                --------------

Total Short-Term Investments
   (Cost $101,372,179)                            101,372,179
                                                --------------

TOTAL INVESTMENTS - 110.56%
   (Cost $841,954,952)                            832,204,097

OTHER ASSETS AND
LIABILITIES, NET - (10.56%)                       (79,470,708)
                                                --------------

NET ASSETS - 100.00%                             $752,733,389
                                                --------------

--------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $728,185 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                                                           Unrealized
                                         Number of        Appreciation
              Type                       Contracts       (Depreciation)
-----------------------------------------------------------------------
U.S. Treasury 2-Year Notes (09/01)          226               $111,054
U.S. Treasury 5-Year Notes (09/01)          151                 70,529
U.S. Treasury 10-Year Notes (09/01)         241                (84,857)
U.S. Treasury 30-Year Bonds (09/01)         116                 10,987
                                                          -------------
                                                              $107,713
                                                          -------------

(b) Forward foreign currency contracts outstanding at June 30, 2001, were summarized as follows:

                            Principal
 Contracts                    Amount
 to Buy or                  Covered by      Expiration    Unrealized
  to Sell     Currency      Contracts          Month     Appreciation
-----------------------------------------------------------------------
   Sell          ED         21,334,500         08/01          $669,548
                                                              ---------


     Principal amount denoted in the indicated currency:
       ED - Euro Dollar


(c) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $841,954,952
                                                --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $43,512,565

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (53,263,420)
                                                --------------

Net unrealized depreciation                       ($9,750,855)
                                                --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

CONVERTIBLE PREFERRED STOCK - 0.51%

Autos & Transportation - 0.51%

Union Pacific Corp                     153,600     $7,315,200
                                                 -------------
Total Convertible Preferred Stock
 (Cost $7,833,640)                                  7,315,200
                                                 -------------
COMMON STOCKS - 93.03%

Autos & Transportation - 0.62%

Lear Corp *                            257,100      8,972,790
                                                 -------------
Consumer Discretionary - 18.72%

Abercrombie & Fitch Co 'A' *           203,400      9,051,300
AOL Time Warner Inc *                  795,800     42,177,400
AT&T Corp - Liberty Media
 Group 'A' *                         1,399,900     24,484,251
Cendant Corp *                         739,900     14,428,050
Costco Wholesale Corp *                180,400      7,410,832
Gannett Co                             101,900      6,715,210
Gemstar - TV Guide Int'l Group Inc *   225,500      9,606,300
Gillette Co                            644,400     18,681,156
Home Depot Inc                         228,700     10,645,985
Mattel Inc                             108,900      2,060,388
Target Corp                            409,800     14,179,080
TJX Cos Inc                            455,300     14,510,411
Tyco International Ltd               1,061,507     57,852,131
Wal-Mart Stores Inc                    455,900     22,247,920
Waste Management Inc                   522,202     16,094,266
                                                 -------------
                                                  270,144,680
                                                 -------------
Consumer Staples - 4.64%

Coca-Cola Co                           169,300      7,618,500
Kraft Foods Inc 'A' *                  200,200      6,206,200
Philip Morris Cos Inc                  834,000     42,325,500
Procter & Gamble Co                    169,800     10,833,240
                                                 -------------
                                                   66,983,440
                                                 -------------
Financial Services - 16.30%

AMBAC Financial Group Inc              568,800     33,104,160
Bank One Corp                          396,000     14,176,800
Capital One Financial Corp             306,700     18,402,000
CIGNA Corp                             185,600     17,784,192
Citigroup Inc                          891,517     47,107,758
Countrywide Credit Industries Inc      231,900     10,639,572
E*TRADE Group Inc *                    227,600      1,468,020
Federal National Mortgage
 Association                           252,500     21,500,375
First Union Corp                       227,800      7,959,332
Ford Motor Credit Co                   337,304      8,280,813
Goldman Sachs Group Inc                217,100     18,627,180
U.S. Bancorp                         1,270,616     28,957,339
Washington Mutual Inc                  195,300      7,333,515
                                                 -------------
                                                  235,341,056
                                                 -------------
Health Care - 11.53%

American Home Products Corp            299,100     17,479,404
Amgen Inc *                            195,000     11,832,600

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

C.R. Bard Inc                          186,400    $10,615,480
Human Genome Sciences Inc *             82,740      4,985,085
Johnson & Johnson                      489,020     24,451,000
Merck & Co Inc                         295,000     18,853,450
Pfizer Inc                             778,375     31,173,919
Pharmacia Corp                         456,785     20,989,271
Schering-Plough Corp                   504,100     18,268,584
Tenet Healthcare Corp                  151,900      7,836,521
                                                 -------------
                                                  166,485,314
                                                 -------------
Integrated Oils - 6.01%

Chevron Corp                           324,300     29,349,150
Conoco Inc 'B'                         239,700      6,927,330
Exxon Mobil Corp                       578,517     50,533,460
                                                 -------------
                                                   86,809,940
                                                 -------------
Materials & Processing - 3.02%

Alcoa Inc                              310,516     12,234,330
Allegheny Technologies Inc             355,150      6,424,663
Rohm & Haas Co                         327,800     10,784,620
Smurfit-Stone Container Corp *         523,500      8,480,700
Temple-Inland Inc                      106,600      5,680,714
                                                 -------------
                                                   43,605,027
                                                 -------------
Other - 4.59%

General Electric Co                  1,358,400     66,222,000
                                                 -------------
Other Energy - 1.67%

Baker Hughes Inc                       253,500      8,492,250
Dynergy Inc                            147,900      6,877,350
Global Marine Inc *                    466,800      8,696,484
                                                 -------------
                                                   24,066,084
                                                 -------------
Producer Durables - 0.92%

Applied Materials Inc *                109,400      5,371,540
Cooper Industries Inc                  199,300      7,890,287
                                                 -------------
                                                   13,261,827
                                                 -------------
Technology - 15.92%

Altera Corp *                          281,800      8,172,200
BEA Systems Inc *                       93,700      2,877,527
CIENA Corp *                            69,500      2,641,000
Cisco Systems Inc *                  1,065,300     19,388,460
Citrix Systems Inc *                   172,500      6,020,250
Compaq Computer Corp                   624,100      9,667,309
Dell Computer Corp *                   334,000      8,734,100
EMC Corp *                             191,300      5,557,265
IBM Corp                               233,100     26,340,300
Intel Corp                             892,400     26,102,700
Juniper Networks Inc *                  94,800      2,948,280
Microsoft Corp *                       664,400     48,501,200
Motorola Inc                           524,400      8,684,064
NCR Corp *                             311,500     14,640,500
Oracle Corp *                          530,700     10,083,300
Sun Microsystems Inc *                 819,900     12,888,828
Symbol Technologies Inc                195,900      4,348,980
Texas Instruments Inc                  211,500      6,662,250
Veritas Software Corp *                 83,108      5,529,175
                                                 -------------
                                                  229,787,688
                                                 -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Utilities - 9.09%

Adelphia Communications Corp *         195,900      8,031,900
Comcast Corp 'A'                       199,700      8,666,980
DTE Energy Co                          262,400     12,185,856
Entergy Corp                           170,400      6,541,656
Level 3 Communications Inc *           255,500      1,402,695
Nextel Communications Inc 'A' *        395,000      6,912,500
NiSource Inc                           430,293     11,759,908
PG&E Corp                              386,000      4,323,200
Qwest Communications Int'l Inc         193,000      6,150,910
SBC Communications Inc                 476,000     19,068,560
Sprint PCS Group Series 1 *            572,200     13,818,630
Verizon Communications Inc             325,246     17,400,661
WorldCom Inc - MCI Group               434,906      7,001,987
WorldCom Inc - WorldCom Group *        560,150      7,954,130
                                               ---------------
                                                  131,219,573
                                               ---------------

Total Common Stocks
   (Cost $1,378,757,890)                        1,342,899,419
                                               ---------------

FOREIGN CONVERTIBLE PREFERRED STOCK - 0.14%

Bermuda - 0.14%

Global Crossing Ltd *                   21,400      2,054,400
                                               ---------------

Total Foreign Convertible Preferred Stock
   (Cost $5,382,825)                                2,054,400
                                               ---------------
FOREIGN COMMON STOCKS - 2.34%

Australia - 0.37%

News Corp Ltd ADR                      142,800      5,305,020
                                               ---------------
Bermuda - 1.62%

Global Crossing Ltd                    338,600      2,925,504
TyCom Ltd *                            549,600      9,453,120
XL Capital Ltd 'A'                     134,300     11,026,030
                                               ---------------
                                                   23,404,654
                                               ---------------
Canada - 0.35%

Potash Corp of Saskatchewan Inc         89,200      5,120,080
                                               ---------------
Total Foreign Common Stocks
   (Cost $43,885,058)                              33,829,754
                                               ---------------

--------------------------------------------------------------

                                     Principal
                                       Amount
                                     ---------

U.S. TREASURY NOTE - 0.28%

   6.250% due 02/28/02 **           $4,000,000      4,065,968
                                               ---------------
Total U.S. Treasury Note
   (Cost $4,037,165)                                4,065,968
                                               ---------------

--------------------------------------------------------------

                                     Principal
                                       Amount        Value
                                     ---------       -----

SHORT-TERM INVESTMENTS - 3.75%

U.S. TREASURY BILL - 0.35%

   3.735% due 07/26/01              $5,000,000     $4,987,031
                                               ---------------

Total U.S. Treasury Bill                            4,987,031
                                               ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.40%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   $49,139,878; collateralized by U.S.
   Treasury Notes--market value
   $48,965,142 and due 02/15/26;
   and market value
   $1,155,950 and due 05/15/14)     49,127,596     49,127,596

Total Securities Held Under Repurchase
   Agreement                                       49,127,596
                                               ---------------
Total Short-Term Investments
   (Cost $54,114,627)                              54,114,627
                                               ---------------
TOTAL INVESTMENTS - 100.05%
   (Cost $1,494,011,205)                        1,444,279,368

OTHER ASSETS AND
LIABILITIES, NET - (0.05)%                           (755,979)
                                               ---------------

NET ASSETS - 100.00%                           $1,443,523,389
                                               ---------------


See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

----------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $3,822,266 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                                   Number of       Unrealized
              Type                 Contracts       Depreciation
----------------------------------------------------------------
S&P 500 (09/01)                        133            ($530,377)

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $1,494,011,205
                                                ----------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                $125,899,676

Aggregate gross unrealized depreciation for all
investments in which there was an  excess of tax
cost over value                                    (175,631,513)
                                                ----------------

Net unrealized depreciation                        ($49,731,837)
                                                ----------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                     Market
                                       Shares         Value
                                       ------        ------

COMMON STOCKS - 81.23%

Autos & Transportation - 5.63%

Delphi Automotive Systems               88,585      $1,411,158
Lear Corp *                             20,865         728,188
Teekay Shipping Corp                    36,515       1,461,330
Visteon Corp                            39,305         722,426
                                                  ------------
                                                     4,323,102
                                                  ------------
Consumer Discretionary - 12.91%

Ames Department Stores Inc *             8,790          12,218
Bally Total Fitness Holdings *          20,310         601,379
Iron Mountain Inc *                      7,155         320,830
Mattel Inc                              83,485       1,579,536
New York Times Co 'A'                   32,010       1,344,420
Park Place Entertainment Corp *         41,950         507,595
Station Casinos Inc *                   31,120         497,920
Toys R Us Inc *                         40,675       1,006,706
Tyco International Ltd                  49,460       2,695,570
Valassis Communications Inc *           37,565       1,344,827
                                                  ------------
                                                     9,911,001
                                                  ------------
Consumer Staples - 1.32%

Vector Group Ltd                        31,590       1,009,300
                                                  ------------
Financial Services - 12.53%

Bank of New York Co Inc                 23,310       1,118,880
Berkshire Hathaway Inc *                   245         563,500
Citigroup Inc                           57,015       3,012,673
Countrywide Credit Industries Inc       13,230         606,992
Dun & Bradstreet Corp *                  8,815         248,583
Golden West Financial Corp              23,230       1,492,295
Household International Inc                225          15,007
Lehman Brothers Holdings Inc            20,545       1,597,374
Moody's Corp                            28,835         965,973
                                                  ------------
                                                     9,621,277
                                                  ------------
Health Care - 4.94%

Bausch & Lomb Inc                       21,170         767,201
Becton Dickinson & Co                   77,200       2,762,988
Schering-Plough Corp                     7,160         259,478
                                                  ------------
                                                     3,789,667
                                                  ------------
Materials & Processing - 5.60%

Alcoa Inc                               14,175         558,495
Cytec Industries Inc *                  10,740         408,120
Du Pont E.I. De Nemours & Co            10,215         492,772
Maxxam Inc *                            57,200       1,414,556
Packaging Corp of America *             91,670       1,423,635
                                                  ------------
                                                     4,297,578
                                                  ------------
Other - 5.09%

Honeywell International Inc             84,965       2,972,925
Illinois Tool Works Inc                 11,820         748,206
Minnesota Mining & Manufacturing Co      1,645         187,695
                                                  ------------
                                                     3,908,826
                                                  ------------

--------------------------------------------------------------

                                                     Market
                                       Shares         Value
                                       ------        ------

Other Energy - 14.45%

Anadarko Petroleum Corp                 41,615     $ 2,248,458
Apache Corp                             37,860       1,921,395
Burlington Resources Inc                22,930         916,054
El Paso Corp                            82,122       4,314,690
Enron Corp                              21,275       1,042,475
Weatherford International *             13,510         648,480
                                                  ------------
                                                    11,091,552
                                                  ------------
Producer Durables - 1.08%

Cummins Engine Co Inc                   16,070         621,909
Terex Corp *                             9,900         209,880
                                                  ------------
                                                       831,789
                                                  ------------
Technology - 14.08%

3Com Corp *                            161,030         764,893
Advanced Micro Devices Inc *           103,620       2,992,546
Apple Computer Inc                      30,295         704,359
Arbitron Inc *                          12,347         297,563
Ceridian Corp-New *                    124,610       2,388,774
Cadence Design Systems Inc *            80,890       1,506,981
Unisys Corp *                          146,410       2,153,691
                                                  ------------
                                                    10,808,807
                                                  ------------
Utilities - 3.60%

Comcast Corp 'A'                        12,060         523,404
Kinder Morgan Inc                       13,340         670,335
Kinder Morgan Management LLC *          22,885       1,567,623
                                                  ------------
                                                     2,761,362
                                                  ------------

Total Common Stocks
   (Cost $61,762,952)                               62,354,261
                                                  ------------

FOREIGN COMMON STOCKS - 6.27%

Japan - 1.58%

Nissan Motor Co Ltd                    175,000       1,208,639
                                                  ------------
Mexico - 3.54%

Cemex SA de CV ADR                      89,015       2,358,898
Telefonos de Mexico ADR                 10,250         359,672
                                                  ------------
                                                     2,718,570
                                                  ------------
South Korea - 1.15%

SK Corp                                 69,620         880,622
                                                  ------------

Total Foreign Common Stocks
   (Cost $4,208,780)                                 4,807,831
                                                  ------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                     Market
                                       Shares         Value
                                       ------        ------

CORPORATE NOTE - 0.04%

Consumer Discretionary - 0.04%

Ames Department Stores Inc
   10.000% due 04/15/06               $125,000         $27,500
                                                  -------------

Total Corporate Note
   (Cost $58,447)                                       27,500
                                                  -------------

CONVERTIBLE CORPORATE NOTE - 1.90%

Consumer Staples - 1.90%

Vector Group Ltd
   6.250% due 07/15/08               1,460,000       1,460,000
                                                  -------------

Total Convertible Corporate Note
   (Cost $1,460,000)                                 1,460,000
                                                  -------------


                                                      Value
                                                      -----
SHORT-TERM INVESTMENTS - 13.69%

U.S. GOVERNMENT AGENCY ISSUES - 13.63%

Federal Home Loan Mortgage Corp
   3.740% due 09/10/01               5,000,000       4,962,350
   3.940% due 07/02/01               5,500,000       5,499,398
                                                  -------------

Total U.S. Government Agency Issues                 10,461,748
                                                  -------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.06%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   $49,012; collateralized by
   FNMA--market value
   $50,189 and due 05/16/03)            49,000          49,000
                                                  -------------

Total Securities Held Under Repurchase
   Agreement                                            49,000
                                                  -------------

Total Short-Term Investments
   (Cost $10,511,517)                               10,510,748
                                                  -------------

TOTAL INVESTMENTS - 103.13%
   (Cost $78,001,696)                               79,160,340

OTHER ASSETS AND
LIABILITIES, NET - (3.13%)                          (2,401,748)
                                                  -------------

NET ASSETS - 100.00%                               $76,758,592
                                                  -------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $78,001,696
                                                  -------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $5,241,896

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (4,083,252)
                                                  -------------

Net unrealized appreciation                         $1,158,644
                                                  -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

COMMON STOCKS - 70.27%

Consumer Discretionary - 17.90%

Amazon.com Inc *                     2,203,470    $31,179,100
AOL Time Warner Inc *                3,402,888    180,353,064
AT&T Corp - Liberty Media
 Group 'A' *                         6,634,881    116,044,069
Charter Communications Inc 'A' *     1,774,980     41,445,783
eBay Inc *                             323,585     22,162,337
Electronic Arts Inc *                  770,660     44,621,214
Rainbow Media Group *                  625,050     16,126,290
Tiffany & Co                            17,840        646,165
TMP Worldwide Inc *                    621,540     37,292,400
Viacom Inc                             266,834     13,808,659
                                                --------------
                                                  503,679,081
                                                --------------
Consumer Staples - 0.86%

Anheuser-Busch Cos Inc                 587,995     24,225,394
                                                 -------------
Financial Services - 6.45%
Berkshire Hathaway Inc *                 4,425     10,177,500
Citigroup Inc                        1,408,640     74,432,538
E*TRADE Group Inc *                  2,737,775     17,658,649
Fifth Third Bancorp                    256,910     15,427,445
Goldman Sachs Group Inc                292,505     25,096,929
J.P. Morgan Chase & Co                 865,965     38,622,039
                                                --------------
                                                  181,415,100
                                                --------------
Health Care - 13.85%

Bristol Myers Squibb Co                484,395     25,333,858
Cardinal Health Inc                    682,540     47,095,260
Guidant Corp                         1,123,520     40,446,720
HCA - The Healthcare Co              1,512,255     68,338,803
IVAX Corp                              413,300     16,118,700
Laboratory Corp of America Holdings    413,010     31,760,469
McKesson HBOC Inc                      859,180     31,892,762
Pfizer Inc                           2,203,650     88,256,182
Tenet Healthcare Corp                  743,625     38,363,614
UnitedHealth Group Inc                  31,260      1,930,305
                                                --------------
                                                  389,536,673
                                                --------------
Other Energy - 4.44%

Anadarko Petroleum Corp                652,310     35,244,309
El Paso Corp                           521,670     27,408,542
Enron Corp                           1,268,920     62,177,080
                                                --------------
                                                  124,829,931
                                                --------------
Producer Durables - 2.29%

Applied Materials Inc *                295,620     14,514,942
Boeing Co                              455,660     25,334,696
Waters Corp *                          892,090     24,630,605
                                                --------------
                                                   64,480,243
                                                --------------
Technology - 13.07%

Analog Devices Inc *                 2,027,540     87,691,105
Brocade Communications Systems *       643,420     28,304,046
Flextronics International Ltd *      1,783,730     46,573,190
i2 Technologies Inc *                1,250,175     24,753,465
Juniper Networks Inc *                 683,680     21,262,448
Maxim Integrated Products Inc *        445,380     19,690,250
ONI Systems Corp *                     782,000     21,817,800

--------------------------------------------------------------

                                                    Market
                                      Shares         Value
                                      ------        ------

Openwave Systems Inc *               1,512,279    $52,476,081
Sapient Corp *                         531,710      5,184,172
Symbol Technologies Inc              1,835,150     40,740,330
VeriSign Inc *                         319,070     19,147,391
                                                --------------
                                                  367,640,278
                                                --------------
Utilities - 11.41%

AT&T Wireless Group *                1,584,430     25,905,430
Cablevision Systems Corp 'A' *       1,355,555     79,299,968
Comcast Corp 'A'                     2,742,315    119,016,471
Cox Communications Inc 'A'             877,305     38,864,612
Dominion Resources Inc                 479,020     28,803,473
NTL Inc *                                    1             12
Qwest Communications Int'l Inc         915,490     29,176,666
                                                --------------
                                                  321,066,632
                                                --------------

Total Common Stocks
   (Cost $2,159,708,756)                        1,976,873,332
                                                --------------

FOREIGN PREFERRED STOCK - 5.66%

Finland - 5.66%

Nokia Corp ADR                       7,227,420    159,292,337
                                                --------------

Total Foreign Preferred Stock
   (Cost $155,881,447)                            159,292,337
                                                --------------

FOREIGN COMMON STOCKS - 9.94%

Brazil - 1.37%

Petroleo Brasileiro SA ADR           1,485,725     38,628,850
                                                --------------
Canada - 2.21%

Celestica Inc *                      1,203,930     62,002,395
                                                --------------
China - 1.50%

China Unicom Ltd *                   2,384,280     42,201,756
                                                --------------
Hong Kong - 1.09%

China Mobile (Hong Kong) Ltd *       5,802,000     30,646,854
                                                --------------
Japan - 2.04%

NTT DoCoMo Inc                           3,301     57,459,351
                                                --------------
Mexico - 0.62%

America Movil SA de CV *               839,015     17,501,853
                                                --------------
Netherlands - 1.11%

ASM Lithography Holding NV *         1,403,080     31,218,530
                                                --------------

Total Foreign Common Stocks
   (Cost $322,792,946)                            279,659,589
                                                --------------


See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENTS - 13.89%

COMMERCIAL PAPER - 3.60%

UBS Finance (DEL) Inc Corp
   4.140% due 07/02/01            $101,200,000   $101,188,362
                                               ---------------

Total Commercial Paper                            101,188,362
                                               ---------------

U.S. GOVERNMENT AGENCY ISSUES - 10.29%

Federal Home Loan Bank
   3.440% due 09/25/01              25,000,000     24,794,556
   3.870% due 07/09/01              50,000,000     49,957,000
   3.990% due 10/22/01              34,000,000     33,574,178
   4.050% due 07/30/01              15,000,000     14,951,062
   4.100% due 07/05/01              75,000,000     74,965,834
Federal Home Loan Mortgage Corp
   3.600% due 12/14/01              25,000,000     24,585,000
Federal National Mortgage Association
   3.520% due 12/14/01              30,000,000     29,513,067
   3.630% due 09/20/01              37,299,000     36,994,360
                                               ---------------

Total U.S. Government Agency Issues               289,335,057
                                               ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   $92,023; collateralized by U.S.
   Treasury Notes--market value
   $94,461 and due 08/15/03)            92,000         92,000
                                               ---------------

Total Securities Held Under Repurchase
   Agreement                                           92,000
                                               ---------------

Total Short-Term Investments
   (Cost $390,615,419)                            390,615,419
                                               ---------------

TOTAL INVESTMENTS - 99.76%
   (Cost $3,028,998,568)                        2,806,440,677

OTHER ASSETS AND
LIABILITIES, NET - 0.24%                            6,852,458
                                               ---------------

NET ASSETS - 100.00%                           $2,813,293,135
                                               ---------------

--------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Forward foreign currency contracts outstanding at June 30, 2001, were summarized as follows:

                         Principal
Contracts                 Amount                    Unrealized
to Buy or               Covered by    Expiration   Appreciation
to Sell    Currency      Contracts      Month     (Depreciation)
----------------------------------------------------------------
  Buy         ED        29,600,000      10/01         ($107,678)
  Sell                  29,600,000      10/01         1,369,230
  Buy                   74,200,000      11/01        (1,899,502)
  Sell                 174,800,000      11/01         8,310,292
  Sell        HD       270,000,000      11/01           332,601
  Buy         JY       685,000,000      10/01          (177,233)
  Sell               3,386,000,000      10/01           797,838
  Buy                  610,000,000      11/01          (120,338)
  Sell               1,355,000,000      11/01           375,169
                                                 ---------------
                                                     $8,880,379
                                                 ---------------

           Principal amount denoted in the indicated currency:
              ED - Euro Dollar
              HD - Hong Kong Dollar
              JY - Japanese Yen

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $3,028,998,568
                                                 ---------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                      $161,847,671


Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                    (384,405,562)
                                                 ---------------

Net unrealized depreciation                       ($222,557,891)
                                                 ---------------


See Notes to Financial Statements

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
COMMON STOCKS - 71.52%

Consumer Discretionary - 22.91%

Amazon.com Inc *                        73,730     $1,043,279
AOL Time Warner Inc *                   74,325      3,939,225
Barnes & Noble Inc *                    26,990      1,062,057
Costco Wholesale Corp *                 20,690        849,945
Electronics Boutique Holdings *         36,565      1,160,939
Hispanic Broadcasting Corp *                15            430
TMP Worldwide Inc *                     16,525        991,500
Univision Communications Inc *          62,090      2,656,210
                                                 -------------
                                                   11,703,585
                                                 -------------
Financial Services - 13.82%

Berkshire Hathaway Inc *                 1,005      2,311,500
Citigroup Inc                           23,585      1,246,231
Goldman Sachs Group Inc                  6,420        550,836
Lehman Brothers Holdings Inc             8,305        645,714
Paychex Inc                             52,395      2,095,800
Willis Group Holdings Ltd *             11,815        209,716
                                                 -------------
                                                    7,059,797
                                                 -------------
Health Care - 13.52%

Boston Scientific Corp *                80,710      1,372,070
Community Health Systems Inc *           9,140        269,630
Genentech Inc *                         17,805        981,056
HEALTHSOUTH Corp *                      75,495      1,205,655
Pfizer Inc                              16,735        670,237
Sepracor Inc *                          30,590      1,217,482
Tenet Healthcare Corp                   23,095      1,191,471
                                                 -------------
                                                    6,907,601
                                                 -------------
Other Energy - 2.98%

Enron Corp                              31,025      1,520,225
                                                 -------------
Technology - 15.57%

Arbitron Inc                            45,680        875,686
Semtech Corp *                         131,575      3,947,250
TriQuint Semiconductor Inc *            80,910      1,820,475
Vitesse Semiconductor Corp *            62,170      1,308,057
                                                 -------------
                                                    7,951,468
                                                 -------------
Utilities - 2.72%

Comcast Corp 'A'                        31,920      1,385,328
                                                 -------------

Total Common Stocks
   (Cost $34,676,179)                              36,528,004
                                                 -------------

FOREIGN COMMON STOCK - 0.53%

Mexico - 0.53%

America Movil SA de CV *                13,060        272,432
                                                 -------------

Total Foreign Common Stock
   (Cost $264,143)                                    272,432
                                                 -------------

--------------------------------------------------------------

                                      Principal
                                       Amount        Value
                                       ------        -----

SHORT-TERM INVESTMENTS - 27.00%

U.S. GOVERNMENT AGENCY ISSUE - 26.04%

Federal Home Loan Mortgage Corp
   3.940% due 07/02/01              $13,300,000   $13,298,544
                                                 -------------

Total U.S. Government Agency Issue                 13,298,544
                                                 -------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.96%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $491,123; collateralized by U.S.
   Treasury Notes--market value
   $505,382 and due 5/15/06)            491,000       491,000
                                                 -------------

Total Securities Held Under Repurchase
   Agreement                                          491,000
                                                 -------------

Total Short-Term Investments
   (Cost $13,789,544)                              13,789,544
                                                 -------------

TOTAL INVESTMENTS - 99.05%
   (Cost $48,729,866)                              50,589,980

OTHER ASSETS AND
LIABILITIES, NET - 0.95%                              486,619
                                                 -------------

NET ASSETS - 100.00%                              $51,076,599
                                                 -------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $48,729,866
                                                 -------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $2,860,417

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                      (1,000,303)
                                                 -------------

Net unrealized appreciation                        $1,860,114
                                                 -------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)
----------------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------

COMMON STOCKS - 93.45%

Autos & Transportation - 7.71%

Delphi Automotive Systems *            982,700    $15,654,411
Navistar International Corp *          527,500     14,838,575
SPX Corp                                79,700      9,976,846
Tidewater Inc                          372,200     14,031,940
                                                 -------------
                                                   54,501,772
                                                 -------------
Consumer Discretionary - 17.75%

Blockbuster Inc 'A'                    315,100      5,750,575
Charter Communications Inc 'A' *       583,100     13,615,385
Iron Mountain Inc *                    210,400      9,434,336
Limited Inc                            900,400     14,874,608
New York Times Co 'A'                  168,300      7,068,600
Newell Rubbermaid Inc                  611,100     15,338,610
Ross Stores Inc                        622,700     14,913,665
USA Networks Inc *                     174,400      4,883,200
Valassis Communications Inc *          401,300     14,366,540
Venator Group Inc *                    734,900     11,243,970
Viad Corp                              530,100     13,994,640
                                                 -------------
                                                  125,484,129
                                                 -------------
Consumer Staples - 4.45%

PepsiAmericas Inc *                    933,500     12,415,550
Quaker Oats Co                         208,800     19,053,000
                                                 -------------
                                                   31,468,550
                                                 -------------
Financial Services - 19.01%

A.G. Edwards Inc                       158,300      7,123,500
ACE Ltd *                              396,100     15,483,549
Allied Capital Corp *                  289,600      6,704,240
AMBAC Financial Group Inc              244,750     14,244,450
Archstone Communities Trust            410,600     10,585,268
Capital One Financial Corp              55,400      3,324,000
Equity Office Properties               491,600     15,549,308
Health Care Property Investors Inc     215,100      7,399,440
Heller Financial Inc                   144,600      5,784,000
Instinet Group Inc *                   726,300     13,538,232
Mercantile Bankshares Corp             287,600     11,253,788
North Fork Bancorp                     252,200      7,818,200
SouthTrust Corp                        214,000      5,564,000
TCF Financial Corp                     217,300     10,063,163
                                                 -------------
                                                  134,435,138
                                                 -------------
Health Care - 6.76%

Biogen Inc *                           241,100     13,106,196
Celgene Corp *                         440,400     12,705,540
King Pharmaceuticals Inc *             263,700     14,173,875
MedImmune Inc *                        166,400      7,854,080
                                                 -------------
                                                   47,839,691
                                                 -------------
Integrated Oils - 2.04%

USX-Marathon Group                     488,100     14,403,831
                                                 -------------
Materials & Processing - 4.16%

Bowater Inc                            282,400     12,634,576
PPG Industries Inc                     319,200     16,780,344
                                                 -------------
                                                   29,414,920
                                                 -------------

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----

Other - 1.88%

Textron Inc                            241,000    $13,264,640
                                                 -------------
Other Energy - 3.40%

Baker Hughes Inc                       434,600     14,559,100
Cooper Cameron Corp *                  170,500      9,513,900
                                                 -------------
                                                   24,073,000
                                                 -------------
Producer Durables - 4.17%

Cooper Industries Inc                  225,600      8,931,504
Diebold Inc                            484,300     15,570,245
Millipore Corp                          80,000      4,958,400
                                                 -------------
                                                   29,460,149
                                                 -------------
Technology - 14.51%

Acxiom Corp *                           830,100    10,866,009
Agere Systems Inc 'A' *               1,266,800     9,501,000
Gartner Group Inc 'A'                 1,506,500    16,571,500
Harris Corp                             621,500    16,911,015
Intuit Inc *                            193,800     7,750,062
KPMG Consulting Inc *                   707,500    10,860,125
Maxtor Corp *                         2,427,100    12,742,275
NCR Corp *                              193,200     9,080,400
Titan Corp *                            363,200     8,317,280
Veritas Software Corp                         1            67
                                                 -------------
                                                  102,599,733
                                                 -------------
Utilities - 7.61%

Constellation Energy Group              375,500    15,996,300
Entergy Corp                            313,200    12,023,748
FirstEnergy Corp                        219,800     7,068,768
NiSource Inc                            192,600     5,263,758
UtiliCorp United Inc                    440,800    13,466,440
                                                 -------------
                                                   53,819,014
                                                 -------------
Total Common Stocks
   (Cost $618,093,692)                            660,764,567
                                                 -------------

FOREIGN COMMON STOCK - 0.76%

Canada - 0.76%

Celestica Inc *                         103,900     5,350,850
                                                 -------------

Total Foreign Common Stock
   (Cost $3,638,175)                                5,350,850
                                                 -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                     Principal
                                      Amount        Value
                                      ------        -----

SHORT-TERM INVESTMENT - 7.23%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.23%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $51,162,788; collateralized by
   U.S. Treasury Notes--market value
   $52,179,818 and due 02/15/23)   $51,150,000    $51,150,000
                                                 -------------


Total Securities Held Under Repurchase
   Agreement                                       51,150,000
                                                 -------------
Total Short-Term Investment
   (Cost $51,150,000)                              51,150,000
                                                 -------------

TOTAL INVESTMENTS - 101.44%
   (Cost $672,881,867)                            717,265,417

OTHER ASSETS AND
LIABILITIES, NET - (1.44%)                        (10,206,752)
                                                 -------------

NET ASSETS - 100.00%                             $707,058,665
                                                 -------------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $672,881,867
                                                 -------------

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost                  $61,948,579

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value                  (17,565,029)
                                                 -------------

Net unrealized appreciation                       $44,383,550
                                                 -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 96.42%

Denmark - 2.62%

Danske Bank AS                       1,794,000    $32,261,780
                                                --------------
Finland - 1.48%

Nokia Oyj                              800,000     18,174,688
                                                --------------
France - 17.37%

Alcatel                                850,470     17,827,259
Aventis SA                             567,320     45,401,312
AXA                                  1,538,728     43,941,567
Societe Generale                       608,000     36,092,745
Total Fina SA                          267,095     37,491,246
Vivendi Universal SA                   564,000     32,954,267
                                                --------------
                                                  213,708,396
                                                --------------
Germany - 6.12%

Deutsche Bank AG                       580,000     41,543,115
Siemens AG                             555,000     33,676,554
                                                --------------
                                                   75,219,669
                                                --------------
Hong Kong - 0.16%

HSBC Holdings PLC HK Reg               165,604      1,958,611
                                                --------------
Italy - 2.82%

ENI Spa                              2,835,250     34,648,343
                                                --------------
Japan - 9.65%

Canon Inc                              670,000     27,086,993
Kao Corp                             1,108,000     27,552,240
Nintendo Corp Inc                      160,900     29,297,958
Sony Corp                              529,100     34,802,230
                                                --------------
                                                  118,739,421
                                                --------------
Netherlands - 15.78%

ABN Amro Holding NV                  2,125,720     40,030,589
Aegon NV                             1,355,000     38,234,865
Heineken NV                            797,013     32,216,201
ING Groep NV                           675,431     44,251,389
Royal Dutch Petroleum Co               681,240     39,301,571
                                                --------------
                                                  194,034,615
                                                --------------
Spain - 3.04%

Endesa SA                            2,336,880     37,363,360
                                                --------------
Sweden - 1.89%

Electrolux AB 'B'                    1,681,000     23,280,618
                                                --------------
Switzerland - 8.86%

Nestle SA Reg                          204,630     43,533,448
Novartis AG Reg                        964,800     34,952,239
Zurich Financial Services AG            89,284     30,480,670
                                                --------------
                                                  108,966,357
                                                --------------

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

United Kingdom - 26.63%

AstraZeneca PLC (STOC)                 176,160     $8,153,904
AstraZeneca PLC (UK1)                  884,365     41,314,121
BP Amoco                             4,390,430     36,273,301
British Telecommunications           4,655,301     29,380,876
Cadbury Schwepps PLC                 6,157,797     41,692,351
Diageo PLC                           3,754,187     41,337,943
GlaxoSmithKline PLC                  1,572,776     44,306,728
HSBC Holdings PLC                    2,026,700     24,106,774
Marconi PLC                          4,499,000     16,120,907
Unilever PLC                         5,294,000     44,823,551
                                                --------------
                                                  327,510,456
                                                --------------

Total Common Stocks
   (Cost $1,353,130,377)                        1,185,866,314
                                                --------------


                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 1.93%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.93%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/00, repurchase price
   of $23,755,090; collateralized by
   U.S. Treasury Notes--market value
   $24,228,027 and due 02/15/23)   $23,749,153     23,749,153
                                                --------------

Total Securities Held Under Repurchase
   Agreement                                       23,749,153
                                                --------------

Total Short-Term Investment
   (Cost $23,749,153)                              23,749,153
                                                --------------

TOTAL INVESTMENTS - 98.35%
   (Cost $1,376,879,530)                        1,209,615,467
                                                --------------

OTHER ASSETS AND
LIABILITIES, NET - 1.65%                           20,351,529
                                                --------------

NET ASSETS - 100.00%                            $1,229,966,996
                                                ---------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                 $1,376,879,530
                                               ---------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $29,128,639

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                    (196,392,702)
                                               ---------------

Net unrealized depreciation                     ($167,264,063)
                                               ---------------

See Notes to Financial Statements

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 78.58%

Autos & Transportation - 0.60%

FedEX Corp *                            14,600       $586,920
United Parcel Services                   2,500        144,500
                                                --------------
                                                      731,420
                                                --------------
Consumer Discretionary - 12.19%

AOL Time Warner Inc *                    4,200        222,600
Charter Communications Inc 'A' *        55,980      1,307,133
Clear Channel Communications Inc *      28,990      1,817,673
Costco Wholesale Corp *                 15,400        632,632
EchoStar Communications Corp *          50,780      1,646,288
Fox Entertainment Group Inc *           24,410        681,039
Gap Inc                                 23,490        681,210
Harrah's Entertainment Inc *             9,140        322,642
Home Depot Inc                           9,500        442,225
Lamar Advertising Co *                  12,920        568,480
Starwood Hotels & Resorts Worldwide      3,300        123,024
Tyco International Ltd                  69,670      3,797,015
Viacom Inc                              42,614      2,205,274
Wal-Mart Stores Inc                     10,320        503,616
                                                --------------
                                                   14,950,851
                                                --------------
Consumer Staples - 2.22%

CVS Corp                                 8,140        314,204
Kroger Co *                             37,210        930,250
Safeway Inc *                           30,730      1,475,040
                                                --------------
                                                    2,719,494
                                                --------------
Financial Services - 16.92%

ACE Ltd                                 16,220        634,040
AFLAC Inc                               31,960      1,006,420
American International Group Inc        14,780      1,271,080
Bank of America Corp                    10,810        648,924
Capital One Financial Corp               9,800        588,000
CIGNA Corp                              16,910      1,620,316
Citigroup Inc                           42,520      2,246,757
Comerica Inc                             5,500        316,800
Federal Home Loan Mortgage Corp         27,090      1,896,300
Fiserv Inc *                             7,670        490,727
FleetBoston Financial Corp              40,960      1,615,872
Goldman Sachs Group Inc                  2,380        204,204
Hartford Financial Services Group       13,680        935,712
J.P. Morgan Chase & Co                  38,430      1,713,978
Merrill Lynch & Co Inc                  22,400      1,327,200
MetLife Inc *                           14,200        439,916
Morgan Stanley Dean Witter Co           12,930        830,494
Providian Financial Corp                16,900      1,000,480
SAFECO Corp                              6,400        188,800
St. Paul Cos Inc                        13,050        661,504
U.S. Bancorp                            36,801        838,703
UNUMProvident Corp                       8,550        274,626
                                                --------------
                                                   20,750,853
                                                --------------
Health Care - 5.66%

American Home Products Corp             24,610      1,438,208
Bristol Myers Squibb Co                 20,580      1,076,334
Guidant Corp                            31,500      1,134,000


--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          ------

Lilly (Eli) & Co                        20,500     $1,517,000
Pfizer Inc                              29,780      1,192,689
Pharmacia Corp                          12,640        580,808
                                                --------------
                                                    6,939,039
                                                --------------
Integrated Oils - 0.98%

Transocean Sedco Forex Inc              29,180      1,203,675
                                                --------------

Materials & Processing - 0.31%

Smurfit-Stone Container Corp *          23,100        374,220
                                                --------------

Other - 0.36%

General Electric Co                      9,100        443,625
                                                --------------

Other Energy - 9.81%

Apache Corp                             17,500        888,125
Calpine Corp *                          46,390      1,753,542
Cooper Cameron Corp *                    8,990        501,642
Devon Energy Corp                        9,200        483,000
Dynergy Inc                             18,060        839,790
El Paso Corp                            27,820      1,461,637
Enron Corp                              22,710      1,112,790
Global Marine Inc *                     65,890      1,227,531
Noble Drilling Corp *                   25,430        832,832
Santa Fe International Corp             47,290      1,371,410
Weatherford International *             14,560        698,880
Williams Cos Inc                        26,260        865,267
                                                --------------
                                                   12,036,446
                                                --------------

Producer Durables - 4.80%

American Tower Corp 'A' *               14,260        294,754
Boeing Co                                8,660        481,496
Deere & Co                              18,620        704,767
Grant Prideco Inc *                    107,740      1,884,373
Lam Research Corp *                      1,900         56,335
Tektronix Inc                           10,900        295,935
Teradyne Inc *                           6,700        221,770
United Technologies Corp                21,500      1,575,090
Waters Corp *                           13,530        373,563
                                                --------------
                                                    5,888,083
                                                --------------
Technology - 18.16%

Analog Devices Inc *                    13,300        575,225
Applera Corp-Applied Biosystems Group   13,330        356,577
Atmel Corp *                           107,100      1,444,779
Cabletron Systems Inc *                 42,280        966,098
Cisco Systems Inc *                     16,620        302,484
Compaq Computer Corp                    68,730      1,064,628
Comverse Technology Inc *                1,100         63,382
Cypress Semiconductor Corp              18,930        451,480
Dell Computer Corp *                    30,350        793,652
Digex Inc *                                630          8,190
EMC Corp *                              39,130      1,136,726
Emulex Corp *                            2,010         81,204
Extreme Networks Inc *                  16,840        496,780
Fairchild Semiconductor Corp *          30,320        697,360
Flextronics International Ltd *         63,470      1,657,202


See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

General Motors Corp 'H' *               46,880       $949,320
i2 Technologies Inc *                   10,930        216,414
Intel Corp                              25,910        757,868
JNI Corp *                              19,820        277,480
LSI Logic Corp *                        33,400        627,920
Metromedia Fiber Network Inc 'A' *      41,560         84,782
Micron Technology Inc                   21,000        863,100
Microsoft Corp *                        23,760      1,734,480
Motorola Inc                            46,900        776,664
Oracle Corp *                           34,220        650,180
QLogic Corp *                           15,380        991,241
QUALCOMM Inc *                           6,870        401,758
Rational Software Corp *                13,600        381,480
Sanmina Corp *                          19,070        446,429
Sun Microsystems Inc *                  69,700      1,095,684
Tekelec *                               16,690        452,299
Texas Instruments Inc                   11,410        359,415
Veritas Software Corp                   15,390      1,023,897
Williams Communications Group Inc *     31,394         92,612
                                                --------------
                                                   22,278,790
                                                --------------
Utilities - 6.57%

Adelphia Communications Corp *          14,490        594,090
AES Corp *                              27,680      1,191,624
Allegiance Telecom Inc *                55,790        836,292
AT&T Wireless Group *                   37,000        604,950
Comcast Corp 'A'                        22,510        976,934
McLeodUSA Inc 'A' *                      8,440         38,740
Nextel Partners Inc *                   23,790        369,221
NTL Inc *                               34,720        418,376
Qwest Communications Int'l Inc          41,720      1,329,616
Sprint PCS Group Series 1 *             62,910      1,519,276
Winstar Communications Inc *             2,410            134
XO Communications Inc 'A' *             94,100        180,672
                                                --------------
                                                    8,059,925
                                                --------------

Total Common Stocks
   (Cost $102,884,542)                             96,376,421
                                                --------------

FOREIGN PREFERRED STOCK - 0.51%

Finland - 0.51%

Nokia Corp ADR                          28,410        626,156
                                                --------------

Total Foreign Preferred Stock
   (Cost $880,557)                                    626,156
                                                --------------

FOREIGN COMMON STOCKS - 5.96%

Bermuda - 0.71%

Global Crossing Ltd *                  101,260        874,886
                                                --------------

Brazil - 0.37%

Aracruz Celulose SA ADR                 24,000        448,800
                                                --------------

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Canada - 0.23%

Celestica Inc *                          5,400       $278,100
                                                --------------

France - 0.06%

CompleTel Europe NV *                   28,020         69,911
                                                --------------

Hong Kong - 0.99%

China Mobile (Hong Kong) Ltd *         189,500      1,000,962
China Mobile (Hong Kong) Ltd ADR *       7,900        211,641
                                                --------------
                                                    1,212,603
                                                --------------
Israel - 0.78%

Check Point Software Technologies Ltd * 10,100        510,757
Partner Communications Corp *           93,720        447,982
                                                --------------
                                                      958,739
                                                --------------
Ireland - 0.51%

Jefferson Smurfit Group                336,900        626,213
                                                --------------
Netherlands - 0.19%

Libertel NV *                           26,600        235,899
                                                --------------
Sweden - 0.05%

Song Networks Holding AB *              28,880         60,062
                                                --------------
Switzerland - 1.06%

Novartis AG Reg                         35,800      1,296,943
                                                --------------
United Kingdom - 1.01%

Vodafone AirTouch PLC                  518,640      1,150,962
Vodafone AirTouch PLC ADR                4,121         92,104
                                                --------------
                                                    1,243,066
                                                --------------

Total Foreign Common Stocks
   (Cost $8,446,764)                                7,305,222
                                                --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                   Principal
                                      Amount        Value
                                      ------        -----

SHORT-TERM INVESTMENT - 15.21%

U.S. GOVERNMENT AGENCY ISSUE - 15.21%

Federal Home Loan Mortgage Corp
   3.940% due 07/02/01             $18,662,000    $18,659,958
                                                --------------

Total U.S. Government Agency Issue                 18,659,958
                                                --------------

Total Short-Term Investment
   (Cost $18,659,958)                              18,659,958
                                                --------------

TOTAL INVESTMENTS - 100.26%
   (Cost $130,871,821)                            122,967,757

OTHER ASSETS AND
LIABILITIES, NET - (0.26%)                           (319,649)
                                                --------------

NET ASSETS - 100.00%                             $122,648,108
                                                --------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $130,871,821
                                                --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $2,842,388

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (10,746,452)
                                                --------------

Net unrealized depreciation                       ($7,904,064)
                                                --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 89.93%

Consumer Discretionary - 7.12%

CNET Networks Inc *                     44,050        $572,650
EchoStar Communications Corp *          50,290       1,630,402
InterNAP Network Services Corp *       412,120       1,347,632
Scholastic Corp *                       16,090         724,050
Switchboard Inc *                        7,930          46,787
                                                 --------------
                                                     4,321,521
                                                 --------------
Consumer Staples - 0.09%

Del Monte Foods Co *                     6,800          56,984
                                                 --------------
Financial Services - 7.05%

CheckFree Corp *                        78,540       2,754,398
Concord EFS Inc *                       10,750         559,107
Global Payments Inc                      7,680         231,168
Instinet Group Inc *                     1,480          27,587
Pinnacle Holdings Inc *                    200           1,202
S1 Corp *                               39,480         552,720
Willis Group Holdings Ltd *              8,800         156,200
                                                 --------------
                                                     4,282,382
                                                 --------------
Health Care - 4.62%

CYTYC Corp *                            89,760       2,068,968
DaVita Inc *                            23,920         486,294
IntraBiotics Pharmaceuticals Inc *      11,750          17,037
Martek Biosciences Corp *                3,580         102,030
UNILAB Corp                                580          14,616
Visx Inc *                               6,000         116,100
                                                 --------------
                                                     2,805,045
                                                 --------------
Integrated Oils - 1.80%

Transocean Sedco Forex Inc              26,460       1,091,475
                                                 --------------
Other Energy - 25.64%

Apache Corp                             43,480       2,206,610
Aquila Inc                                 580          14,297
BJ Services Co *                         9,400         266,772
Cooper Cameron Corp *                   17,670         985,986
Devon Energy Corp                       43,370       2,276,925
Diamond Offshore Drilling Inc           36,520       1,206,986
EOG Resources Inc                       60,400       2,147,220
Global Industries Ltd *                 36,750         458,272
Global Marine Inc *                     57,730       1,075,510
Houston Exploration *                   52,360       1,636,250
Newfield Exploration Co *                9,000         288,540
Noble Affiliates Inc                    20,160         712,656
Noble Drilling Corp *                   68,440       2,241,410
Reliant Resources Inc *                  2,040          50,388
                                                 --------------
                                                    15,567,822
                                                 --------------
Producer Durables - 4.58%

AGCO Corp *                             43,420         397,293
American Tower Corp 'A' *               58,390       1,206,921
SBA Communications Corp                 47,620       1,178,595
                                                 --------------
                                                     2,782,809
                                                 --------------

---------------------------------------------------------------

                                                      Market
                                     Shares            Value
                                     ------            -----

Technology - 39.03%

Adobe Systems Inc *                     35,040      $1,646,880
Advanced Fibre Communication Inc *      36,600         768,600
Akamai Technologies Inc *              112,030       1,027,875
Applera Corp-Applied Biosystems Group   30,000         802,500
Aware Inc *                                890           8,010
CIENA Corp *                            26,900       1,022,200
Citrix Systems Inc *                   105,350       3,676,715
Computer Network Technology Corp *       5,330          56,551
Comverse Technology Inc *               24,300       1,400,166
CSG Systems International Inc           30,200       1,751,600
Digex Inc *                             15,800         205,400
Emulex Corp *                           15,580         629,432
General Motors Corp 'H' *               24,400         494,100
Intuit Inc *                            31,490       1,259,285
ISS Group Inc *                         34,210       1,661,238
JNI Corp *                                 800          11,200
Netgrity Inc *                          19,090         572,700
ONI Systems Corp *                      36,900       1,029,510
Rational Software Corp *                40,230       1,128,452
RSA Security Inc *                      43,690       1,352,206
Siebel Systems Inc *                     2,250         105,525
Tekelec *                               12,690         343,899
VeriSign Inc *                          44,800       2,688,448
Vignette Corp *                          6,440          57,123
                                                 --------------
                                                    23,699,615
                                                 --------------
Total Common Stocks
   (Cost $56,230,516)                               54,607,653
                                                 --------------

                                   Principal
                                     Amount            Value
                                     ------            -----

SHORT-TERM INVESTMENT - 7.15%

U.S. GOVERNMENT AGENCY ISSUE - 7.15%

Federal Home Loan Mortgage Corp
   3.940% due 07/02/01              $4,341,000       4,340,525
                                                 --------------

Total U.S. Government Agency Issue                   4,340,525
                                                 --------------

Total Short-Term Investment
   (Cost $4,340,525)                                 4,340,525
                                                 --------------

TOTAL INVESTMENTS - 97.08%
   (Cost $60,571,041)                               58,948,178

OTHER ASSETS AND
LIABILITIES, NET - 2.92%                             1,770,739
                                                 --------------

NET ASSETS - 100.00%                               $60,718,917
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $60,571,041
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $3,363,740

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (4,986,603)
                                                 --------------

Net unrealized depreciation                        ($1,622,863)
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

PREFERRED STOCKS - 1.17%

Finland - 0.41%

Nokia Corp ADR                           3,800        $83,752
                                                --------------
Germany - 0.76%

Fresenius AG                               388         36,714
Fresenius Medical Care AG                2,260        116,995
                                                --------------
                                                      153,709
                                                --------------

Total Preferred Stocks
   (Cost $208,535)                                    237,461
                                                --------------

COMMON STOCKS - 92.05%

Australia - 0.89%

ANZ Banking Group                        5,720         49,375
BHP Billiton Ltd                        15,013         79,655
NRMA Insurance Group Ltd                29,090         50,536
                                                --------------
                                                      179,566
                                                --------------
Austria - 0.04%

OMV AG                                     100          8,402
                                                --------------
Brazil - 2.05%

Aracruz Celulose SA ADR                  4,360         81,532
Banco Itau SA PN                       259,300         22,411
Cia de Bebidas America ADR                 500         11,575
Cia Siderurgica Nacional ADR               140          2,576
Cia Vale do Rio Doce ADR                   310          7,192
Embraer Empresa Bras de Aeronautica SA   3,630        141,751
Itausa-Investimentos Itau SA             4,813          4,348
Petroleo Brasileiro SA ADR               4,100        106,600
Tele Centro Oeste Celular Part SA ADR      240          2,076
Tele Leste Celular Participacoes SA *       70          2,814
Uniao de Bancos Brasileiros SA             340          8,653
Votorantim Celulose e Papel SA ADR       1,640         24,764
                                                --------------
                                                      416,292
                                                --------------
Burmuda - 0.17%

Global Crossing Ltd *                    3,940         34,042
                                                --------------
Canada - 0.91%

BCE Inc                                  4,560        119,928
Global Light Telecommunications Inc *    1,530          3,412
Manitobal Telecom Services Inc           2,180         61,521
                                                --------------
                                                      184,861
                                                --------------
Chile - 0.12%

Banco de A. Edwards ADR                    450          7,650
Distribucion Y Servicio D&S SA ADR         700         10,360
Quinenco SA ADR *                          700          5,285
                                                --------------
                                                       23,295
                                                --------------

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

China - 0.82%

Beijing Datang Power General            30,000        $10,289
China Petroleum & Chemical Corp        434,200         86,841
China Southern Airlines Co Ltd *        28,000          8,705
Huaneng Power International Inc         18,000         11,019
Jiangsu Expressway Co                   22,000          5,162
PetroChina Co Ltd                      212,000         44,031
                                                --------------
                                                      166,047
                                                --------------
Croatia - 0.05%

Pliva DD GDR                               990         10,989
                                                --------------
Denmark - 0.78%

Danske Bank AS                           8,820        158,611
                                                --------------
Egypt - 0.09%

Al-Ahram Beverages Co GDR *                620          7,176
Mobinil-Egyptian Mobile *                  670          9,974
                                                --------------
                                                       17,150
                                                --------------
Estonia - 0.04%

Eesti Telekom *                            740          8,769
                                                --------------
France - 5.42%

Alstom SA *                              2,390         66,649
Business Objects SA *                      900         21,539
Carrefour SA                             1,790         94,943
Coflexip SA                                165         21,424
DANONE Group                               290         39,894
Generale de Sante *                      2,330         38,064
Sanofi-Synthelabo SA                     4,840        318,329
Technip SA                                 970        136,320
TF1-TV Francaise                         1,530         44,744
Total Fina SA                            2,260        317,229
                                                --------------
                                                    1,099,135
                                                --------------
German - 1.56%

Fresenius AG                                93          7,995
Linde AG                                 1,520         63,852
Prosieben SAT 1 Media AG                 4,480         63,873
SAP AG                                     825        114,052
Software AG                              1,020         65,787
                                                --------------
                                                      315,559
                                                --------------
Greece - 0.20%

Cosmote Mobile Communications SA         4,610         41,470
                                                --------------
Hong Kong - 1.73%

Cheung Kong Infrastructure Ltd          13,000         22,500
China Mobile (Hong Kong) Ltd *          14,800         78,175
China Mobile (Hong Kong) Ltd ADR *         760         20,360
China National Aviation                 46,000          8,846
CNOOC Ltd *                            118,500        112,425
Hong Kong Electric Holdings             18,000         69,232
Li & Fung Ltd                           24,000         39,385
                                                --------------
                                                      350,923
                                                --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Hungary - 0.21%

Gedeon Richter RT *                        380        $21,090
Matav RT ADR                               750         11,212
OTP Bank RT GDR                            200         10,400
                                                --------------
                                                       42,702
                                                --------------
India - 0.07%

Hindalco Industries Ltd GDR                420          7,450
Mahanagar Telephone Nigam GDR *          1,340          7,357
                                                --------------
                                                       14,807
                                                --------------
Israel - 0.74%

Check Point Software Technologies Ltd *  2,705        136,792
Partner Communications Corp *            2,700         12,906
                                                --------------
                                                      149,698
                                                --------------
Italy - 1.81%

Assicurazioni Generali                   4,010        120,810
Banca Itesa Spa                         39,500        139,785
Banca Nazionale del Lavoro Spa          27,990         87,889
Banca Popolare de Milano SCRL            4,860         19,179
                                                --------------
                                                      367,663
                                                --------------
Japan - 7.73%

Asahi Breweries Ltd                      6,000         67,332
Canon Inc                                6,000        242,570
Chugai Pharmaceutical                    6,000         91,301
Daikin Industries Ltd                    4,000         74,119
Fast Retailing Co Ltd                      900        156,660
Fujikura Ltd                            10,000         60,963
Honda Motor Co Ltd                       5,000        219,789
NTT DoCoMo Inc                               8        139,253
SECOM Co Ltd                             1,500         83,744
Shionogi                                 3,000         62,568
Sony Corp                                1,600        105,242
Stanley Electric Co Ltd                  3,000         27,891
Sumitomo Electric Industries Ltd         8,000         90,739
Tokyo Broadcasting System Inc            3,000         57,755
Tokyo Gas Co Ltd                        29,000         88,164
                                                --------------
                                                    1,568,090
                                                --------------
Mexico - 1.40%

Coca-Cola Femsa SA de CV ADR               420         10,374
Grupo Aeroportuario de Sur SA de CV *    6,535        122,204
Grupo Continental SA                     4,000          5,815
Grupo Financiero Banort *                  200            420
Telefonos de Mexico ADR                  1,290         45,266
Tubos de Acero de Mexico SA              1,290         16,318
Cemex SA de CV ADR                       1,410         37,365
Grupo Modelo SA                          2,200          5,935
Wal-Mart de Mexico SA                   14,700         39,980
                                                --------------
                                                      283,677
                                                --------------
Netherlands - 5.08%

AKZO Nobel NV                            2,950        125,176
Fugro NV                                   700         39,089
Hunter Douglas NV *                      1,230         34,551
ING Groep NV                             5,470        358,371
Jomed NV *                                 910         25,847
Libertel NV *                            6,040         53,565


--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Royal Dutch Petroleum Co                 4,270       $246,342
Royal Philips Electronics NV             3,040         80,777
VNU NV                                   1,970         66,874
                                                --------------
                                                    1,030,592
                                                --------------
Panama - 0.05%

Banco Latinoamericano Exportaciones SA     250          9,192
                                                --------------
Peru - 0.01%

Buenaventura SA ADR                        100          1,844
                                                --------------

Philippines - 0.08%

Ayala Corp                              33,000          4,406
Bank of the Philippine Islands           4,330          6,029
San Miguel Corp 'B'                      5,456          4,943
                                                --------------
                                                       15,378
                                                --------------
Russia - 0.58%

Lukoil Holding                             690         33,292
Mobile TeleSystems ADR *                   620         16,988
Surgutneftegaz ADR                       1,730         22,127
Tatneft ADR                              1,140         12,073
Vimpel-Communications ADR *                600          9,846
YUKOS ADR                                  400         23,360
                                                --------------
                                                      117,686
                                                --------------
Singapore - 0.28%

Datacraft Asia Ltd                       5,000         20,400
Overseas Union Bank Ltd                  7,000         36,296
                                                --------------
                                                       56,696
                                                --------------
South Africa - 1.81%

Anglo American Platinum Corp Ltd         2,925        130,590
AngloGold Ltd                              560         20,684
Gencor Ltd                              14,810         62,253
Impala Platinum Holdings Ltd             1,260         63,212
Johnnic Communications Ltd *               570          7,656
Liberty Life Association of Africa       1,080          7,804
M-Cell Ltd *                             3,600          8,283
Nedcor Ltd                               1,190         23,383
Sanlam LTD                               7,440         10,178
Sasol LTD                                1,220         11,167
South African Breweries PLC              2,860         21,696
                                                --------------
                                                      366,906
                                                --------------
South Korea - 1.24%

Hanwha Chemical Corp *                   3,000          8,685
Hyundai Motor Co Ltd                       650         14,145
Korea Telecom Corp                       3,680         80,886
LG Chem Ltd *                              586          7,795
LG Chemical Investment Ltd                 158          1,233
LG Household & Health Care Ltd *           146          3,306
Pohang Iron & Steel Co                     700         13,804
Pohang Iron & Steel Co ADR                 380         30,388
Samsung Electronics Co                     620         91,534
                                                --------------
                                                      251,776
                                                --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Spain - 0.94%

Centros Comerciales Carrefour SA *       3,260        $43,712
Iberdrola SA                            11,410        146,699
                                                --------------
                                                      190,411
                                                --------------
Sweden - 0.38%

Saab AB 'B'                              8,290         77,812
                                                --------------
Switzerland - 4.94%

Julius Baer Holding AG                      15         57,766
Leica Geosystems AG *                      193         55,355
Nestle SA Reg                              689        146,579
Novartis AG Reg                         11,280        408,646
Syngenta AG *                            3,890        204,725
Synthes-Stratec Inc *                      210        128,310
                                                --------------
                                                    1,001,381
                                                --------------
Thailand - 0.28%

Advanced Info Service Public Co Ltd      1,900         20,223
BEC World PLC                            3,290         16,129
PTT Exploration & Production Co Ltd      7,440         20,537
                                                --------------
                                                       56,889
                                                --------------
United Kingdom - 6.62%

Anglo American PLC                       5,030         75,720
Antofagasta PLC                            510          3,352
Billiton PLC                            12,450         61,813
BP PLC                                   2,330        116,150
CGNU PLC                                 9,370        129,796
Diageo PLC                               9,620        105,927
HSBC Holdings PLC                        6,990         83,143
Matalan PLC                             10,900         76,188
Next PLC                                 2,380         31,286
Old Mutual PLC                           4,640         10,609
Reckitt Benckiser PLC                    5,170         74,832
Reed International PLC                  14,560        129,657
Reuters Group PLC                        5,750         74,937
Royal Bank of Scotland                   4,992        110,641
Vodafone AirTouch PLC                   88,280        195,910
Vodafone AirTouch PLC ADR                2,773         61,977
                                                --------------
                                                    1,341,938
                                                --------------
United States - 42.84%

Abbott Laboratories                      2,430        116,664
Adobe Systems Inc                        1,480         69,560
Advanced Micro Devices Inc *               560         16,173
AES Corp *                               2,470        106,334
Affiliated Computer Services *           1,080         77,663
AFLAC Inc                                3,990        125,645
Allegiance Telecom Inc *                 2,660         39,873
American Home Products Corp              3,030        177,073
American International Group Inc         1,720        147,920
American Tower Corp 'A' *                1,250         25,838
Analog Devices Inc *                     2,310         99,908
AOL Time Warner Inc *                    1,630         86,390
Applera Corp-Applied Biosystems Group    3,360         89,880
Atmel Corp *                             3,750         50,588
Automatic Data Processing Inc              630         31,311
Baker Hughes Inc                         1,000         33,500
BEA Systems Inc *                        1,460         44,837


--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

BISYS Group Inc *                        2,530       $149,270
Bristol Myers Squibb Co                  2,410        126,043
Cabletron Systems Inc *                  2,350         53,698
Cadence Design Systems Inc *             3,700         68,931
Calpine Corp *                           2,040         77,112
Charter Communications Inc 'A' *         4,600        107,410
CIENA Corp *                               790         30,020
CIGNA Corp                               1,150        110,193
Cisco Systems Inc *                      3,890         70,798
Citigroup Inc                            3,400        179,656
Clear Channel Communications Inc *       2,080        130,416
CNET Networks Inc *                      1,000         13,000
Comcast Corp 'A'                         1,670         72,478
Compaq Computer Corp                     4,240         65,678
Comverse Technology Inc *                1,650         95,073
Concord EFS Inc *                        1,470         76,455
Costco Wholesale Corp *                  2,370         97,360
CVS Corp                                 2,240         86,464
DST Systems Inc *                          890         46,903
Dynergy Inc                              1,240         57,660
EchoStar Communications Corp *           2,500         81,050
El Paso Corp                             1,670         87,742
EMC Corp *                               2,520         73,206
Extreme Networks Inc *                   1,730         51,035
Federal Home Loan Mortgage Corp          2,820        197,400
First Data Corp                          1,370         88,022
Fiserv Inc *                             1,510         96,610
FleetBoston Financial Corp               1,560         61,542
Flextronics International Ltd *          1,470         38,382
Fox Entertainment Group Inc *            2,710         75,609
Freeport McMoRan Copper & Gold Inc       2,390         26,409
Gemstar - TV Guide Int'l Group Inc *     1,720         73,272
General Electric Co                      1,960         95,550
General Motors Corp 'H' *                2,280         46,170
Gillette Co                              1,740         50,443
Global Marine Inc *                      2,670         49,742
Grant Prideco Inc *                      3,010         52,645
Guidant Corp                             3,000        108,000
Harley-Davidson Inc                      2,000         94,160
i2 Technologies Inc *                      630         12,474
IBM Corp                                   790         89,270
IMS Health Inc                           2,300         65,550
ISS Group Inc *                            360         17,482
J.P. Morgan Chase & Co                   1,490         66,454
Kroger Co *                              2,840         71,000
Lexmark International Group Inc 'A' *    1,750        117,688
LSI Logic Corp *                           940         17,672
Mercury Interactive Corp *                 360         21,564
Merrill Lynch & Co Inc                   1,220         72,285
Metlife Inc *                            1,700         52,666
Metromedia Fiber Network Inc 'A' *       2,350          4,794
Micron Technology Inc                    1,590         65,349
Microsoft Corp *                         3,820        278,860
Morgan Stanley Dean Witter Co              370         23,765
NetIQ Corp *                             1,060         33,167
Nextel Partners Inc *                    1,980         30,730
Noble Drilling Corp *                      930         30,458
NTL Inc *                                3,610         43,501
Omnicom Group Inc                        1,360        116,960
Oracle Corp *                            6,240        118,560
Pfizer Inc                               2,580        103,329
Pharmacia Corp                           3,250        149,337

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

QLogic Corp *                            1,660       $106,987
QUALCOMM Inc *                           1,760        102,925
Qwest Communications Int'l Inc           2,650         84,456
Rational Software Corp *                 1,890         53,015
Safeway Inc *                            3,520        168,960
Santa Fe International Corp              3,580        103,820
Schering-Plough Corp                     2,130         77,191
Siebel Systems Inc *                       780         36,582
Sprint PCS Group Series 1 *              5,490        132,584
St. Paul Cos Inc                         3,240        164,236
State Street Corp                        2,380        117,786
Sun Microsystems Inc *                   2,950         46,374
Tekelec *                                  980         26,558
Time Warner Telecom Inc 'A' *              410         13,743
Transocean Sedco Forex Inc               1,470         60,637
Tyco International Ltd                   7,160        390,220
United Technologies Corp                 2,120        155,311
Univision Communications Inc *           2,290         97,966
UNUMProvident Corp                       1,790         57,495
USA Networks Inc *                       4,130        115,640
VeriSign Inc *                             870         52,209
Veritas Software Corp                    1,680        111,770
Viacom Inc                               3,760        194,580
Weatherford International *              2,070         99,360
Willis Group Holdings Ltd *                690         12,247
                                                --------------
                                                    8,686,331
                                                --------------
Venezuela - 0.09%

Cia Anonima Telefonos de Venezuela         760         17,814
                                                --------------

Total Common Stocks
   (Cost $19,473,290)                              18,664,394
                                                --------------

                                     Principal
                                      Amount
                                      ------

CONVERTIBLE CORPORATE NOTE - 0.08%

Taiwan - 0.08%

Acer Communications & Multimedia Inc
   0.000% due 02/21/06                 $17,000         16,405
                                                --------------

Total Convertible Corporate Note
   (Cost $16,830)                                      16,405
                                                --------------

--------------------------------------------------------------

                                     Principal
                                      Amount        Value
                                      ------        -----

SHORT-TERM INVESTMENT - 11.51%

U.S. GOVERNMENT AGENCY ISSUE - 11.51%

Federal Home Loan Mortgage Corp
   3.940% due 07/02/01               2,334,000     $2,333,745
                                                --------------

Total U.S. Government Agency Issue                  2,333,745
                                                --------------

Total Short-Term Investment
   (Cost $2,333,745)                                2,333,745
                                                --------------

TOTAL INVESTMENTS - 104.81%
   (Cost $22,032,400)                              21,252,005

OTHER ASSETS AND
LIABILITIES, NET - (4.81%)                           (975,766)
                                                --------------

NET ASSETS - 100.00%                              $20,276,239
                                                --------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $22,032,400
                                                --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                        $582,896

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                      (1,363,291)
                                                --------------

Net unrealized depreciation                         ($780,395)
                                                --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 97.89%

Autos & Transportation - 1.48%

AMR Corp *                              29,800      $1,076,674
Burlington Northern Santa Fe Corp       78,710       2,374,681
Cooper Tire & Rubber Co                 14,000         198,800
CSX Corp                                42,600       1,543,824
Dana Corp                               28,628         668,178
Delphi Automotive Systems              108,405       1,726,892
Delta Air Lines Inc                     23,800       1,049,104
FedEX Corp *                            58,688       2,359,258
General Motors Corp                    109,044       7,016,981
Genuine Parts Co                        30,675         966,262
Goodyear Tire & Rubber                  33,500         938,000
Harley-Davidson Inc                     58,600       2,758,888
Navistar International Corp *           12,060         339,248
Norfolk Southern Corp                   72,800       1,506,960
PACCAR Inc                              16,066         826,114
Southwest Airlines                     147,431       2,725,990
TRW Inc                                 22,800         934,800
Union Pacific Corp                      48,000       2,635,680
US Airways Group Inc *                  13,000         315,900
Visteon Corp                            25,318         465,345
                                                 --------------
                                                    32,427,579
                                                 --------------
Consumer Discretionary - 13.89%

Alberto-Culver Co 'B'                    9,438         396,774
Alcan Aluminium Ltd                     58,930       2,476,239
Allied Waste Industries Inc *           38,200         713,576
American Greetings Corp 'A'             13,260         145,860
AOL-Time Warner Inc *                  857,560      45,450,680
Autozone Inc *                          24,000         900,000
Avon Products Inc                       47,500       2,198,300
Bed Bath & Beyond Inc *                 52,500       1,638,000
Best Buy Co Inc                         40,500       2,572,560
Big Lots Inc *                          21,900         299,592
Black & Decker Corp                     17,400         686,604
Carnival Corp 'A'                      114,800       3,524,360
Cendant Corp *                         160,828       3,136,146
Cintas Corp                             32,700       1,512,375
Circuit City Stores Inc                 35,900         646,200
Clear Channel Communications Inc *     113,712       7,129,742
Convergys Corp *                        32,289         976,742
Costco Wholesale Corp *                 83,644       3,436,096
Darden Restaurants Inc                  26,000         725,400
Dillards Inc 'A'                        16,500         251,955
Dollar General Corp                     63,993       1,247,863
Eastman Kodak Co                        56,200       2,623,416
Federated Department Stores *           38,300       1,627,750
Gannett Co                              48,900       3,222,510
Gap Inc                                165,150       4,789,350
Gillette Co                            198,300       5,748,717
H & R Block Inc                         19,100       1,232,905
Harcourt General Inc                    12,642         735,638
Harrah's Entertainment Inc *            22,650         799,545
Hasbro Inc                              39,425         569,691
Hilton Hotels Corp                      64,900         752,840
Home Depot Inc                         451,850      21,033,617
International Flavors-Fragrances        18,600         467,418
J.C. Penney Co Inc                      46,400       1,223,104

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Kimberly-Clark Corp                    103,061      $5,761,110
Kmart Corp                              95,600       1,096,532
Knight-Ridder Inc                       14,200         842,060
Kohls Corp *                            64,500       4,046,085
Leggett & Platt Inc                     36,400         801,892
Limited Inc                             82,596       1,364,486
Liz Claiborne Inc                       10,160         512,572
Loews Corp                              38,800       2,499,884
Lowe's Cos Inc                          73,800       5,354,190
Marriott International Inc 'A'          47,200       2,234,448
Mattel Inc                              83,650       1,582,658
May Department Stores Co                57,900       1,983,654
Maytag Corp                             14,700         430,122
McDonalds Corp                         249,900       6,762,294
McGraw Hill Cos Inc                     38,200       2,526,930
Meredith Corp                            8,900         318,709
New York Times Co 'A'                   33,400       1,402,800
Newell Rubbermaid Inc                   53,534       1,343,703
Nike Inc 'B'                            53,400       2,242,266
Nordstrom Inc                           25,920         480,816
Office Depot Inc *                      63,100         654,978
Omnicom Group Inc                       35,900       3,087,400
R.R. Donnelley & Sons Co                22,700         674,190
RadioShack Corp                         35,944       1,096,292
Reebok International Ltd                11,880         379,566
Robert Half International Inc *         36,400         905,996
Sears Roebuck & Co                      63,600       2,690,916
Snap-On Inc                             11,150         269,384
Stanley Works                           14,400         603,072
Staples Inc *                           88,350       1,412,716
Starbucks Corp *                        73,600       1,692,800
Starwood Hotels & Resorts Worldwide     38,270       1,426,706
Target Corp                            174,100       6,023,860
The Interpublic Group of Cos Inc        90,858       2,666,682
The Walt Disney Co                     404,506      11,686,178
Tiffany & Co                            28,300       1,025,026
TJX Cos Inc                             55,900       1,781,533
TMP Worldwide Inc *                     23,100       1,386,000
Toys R Us Inc *                         40,100         992,475
Tribune Co                              60,014       2,401,160
Tricon Global Restaurants *             28,470       1,249,833
Tupperware Corp                         14,100         330,363
Tyco International Ltd                 374,883      20,431,123
Univision Communications Inc *          40,400       1,728,312
VF Corp                                 21,700         789,446
Viacom Inc                             338,486      17,516,650
Viacom Inc 'A' *                         6,100         323,544
Wal-Mart Stores Inc                    865,700      42,246,160
Waste Management Inc                   121,160       3,734,151
Wendy's International Inc               23,900         610,406
Whirlpool Corp                          12,900         806,250
Yahoo! Inc *                           109,400       2,186,906
                                                 --------------
                                                   303,288,850
                                                 --------------
Consumer Staples - 6.68%

Albertson's Inc                         75,178       2,254,588
Anheuser-Busch Cos Inc                 173,800       7,160,560
Brown-Forman Corp 'B'                   13,261         847,908
Campbell Soup Co                        83,900       2,160,425
Clorox Co                               47,700       1,614,645
Coca-Cola Co                           481,600      21,672,000

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Coca-Cola Enterprises Inc               83,200      $1,360,320
Colgate-Palmolive Co                   108,600       6,406,314
Conagra Inc                             98,100       1,943,361
Coors (Adolph) Co                        8,790         441,082
CVS Corp                                76,300       2,945,180
General Mills Inc                       55,100       2,412,278
H.J. Heinz Co                           69,550       2,843,899
Hershey Foods Corp                      24,800       1,530,408
Kellogg Co                              78,600       2,279,400
Kroger Co *                            158,700       3,967,500
Pepsi Bottling Group Inc                27,800       1,114,780
PepsiCo Inc                            283,500      12,530,700
Philip Morris Cos Inc                  427,252      21,683,039
Procter & Gamble Co                    250,800      16,001,040
Quaker Oats Co                          25,600       2,336,000
Ralston Purina Group                    62,100       1,864,242
Safeway Inc *                           97,900       4,699,200
Sara Lee Corp                          149,925       2,839,580
Supervalu Inc                           21,600         379,080
Sysco Corp                             132,600       3,600,090
Unilever NV                            110,692       6,593,922
UST Inc                                 31,600         911,976
Walgreen Co                            197,100       6,730,965
William Wrigley Jr. Co                  43,700       2,047,345
Winn-Dixie Stores Inc                   27,200         710,736
                                                 --------------
                                                   145,882,563
                                                 --------------
Financial Services - 18.98%

AFLAC Inc                              104,300       3,284,407
Allstate Corp                          140,278       6,170,829
AMBAC Financial Group Inc               20,500       1,193,100
American Express Co                    256,100       9,936,680
American General Corp                   96,630       4,488,463
American International Group Inc       451,394      38,819,884
Amsouth Bancorp                         74,950       1,385,825
Aon Corp                                50,725       1,775,375
Automatic Data Processing Inc          120,900       6,008,730
Bank of America Corp                   313,519      18,820,546
Bank of New York Co Inc                142,400       6,835,200
Bank One Corp                          219,954       7,874,353
BB&T Corp                               80,219       2,944,037
Bear Stearns Cos Inc                    20,320       1,198,270
Capital One Financial Corp              40,300       2,418,000
Charter One Financial Inc               42,095       1,342,830
Chubb Corp                              33,900       2,624,877
CIGNA Corp                              29,000       2,778,780
Cincinnati Financial Corp               33,700       1,331,150
Citigroup Inc                          973,619      51,446,028
Comerica Inc                            36,250       2,088,000
Concord EFS Inc *                       46,600       2,423,666
Conseco Inc                             65,413         892,887
Countrywide Credit Industries Inc       21,400         981,832
Deluxe Corp                             13,700         395,930
Dow Jones & Co Inc                      17,600       1,050,896
Equifax Inc                             27,100         994,028
Federal Home Loan Mortgage Corp        134,100       9,387,000
Federal National Mortgage Association  193,700      16,493,555
Fifth Third Bancorp                    111,443       6,692,152
First Data Corp                         76,900       4,940,825
First Union Corp                       190,010       6,638,949
Fiserv Inc *                            24,100       1,541,918

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

FleetBoston Financial Corp             209,748      $8,274,559
Ford Motor Credit Co                   354,944       8,713,875
Franklin Resources Inc                  51,200       2,343,424
Golden West Financial Corp              32,100       2,062,104
Hartford Financial Services Group       43,700       2,989,080
Household International Inc             89,792       5,989,126
Huntington Bancshares Inc               43,923         718,141
J.P. Morgan Chase & Co                 384,271      17,138,487
Jefferson-Pilot Corp                    27,900       1,348,128
John Hancock Financial Services Inc *   61,300       2,467,938
KeyCorp                                 82,200       2,141,310
Lehman Brothers Holdings Inc            47,700       3,708,675
Lincoln National Corp                   36,300       1,878,525
Marsh & McLennan Cos Inc                53,350       5,388,350
MBIA Inc                                29,100       1,620,288
MBNA Corp                              165,647       5,458,069
Mellon Financial Corp                   92,400       4,250,400
Merrill Lynch & Co Inc                 162,431       9,624,037
Metlife Inc *                          145,200       4,498,296
MGIC Investment Corp                    20,700       1,503,648
Moody's Corp                            32,100       1,075,350
Morgan Stanley Dean Witter Co          215,503      13,841,758
National City Corp                     116,300       3,579,714
Northern Trust Corp                     43,100       2,693,750
Paychex Inc                             72,300       2,892,000
PNC Bank Corp                           56,000       3,684,240
Progressive Corp Ohio                   13,300       1,798,027
Providian Financial Corp                55,500       3,285,600
Regions Financial Corp                  44,000       1,408,000
Ryder Systems Inc                       11,700         229,320
SAFECO Corp                             24,740         729,830
Schwab (Charles) Corp                  268,400       4,106,520
SouthTrust Corp                         69,800       1,814,800
St. Paul Cos Inc                        41,498       2,103,534
State Street Corp                       63,000       3,117,870
Stilwell Financial Inc                  42,900       1,439,724
SunTrust Banks Inc                      58,600       3,796,108
Synovus Financial Corp                  56,150       1,761,987
T. Rowe Price Group                     23,800         889,882
Torchmark Corp                          23,500         944,935
U.S. Bancorp                           368,999       8,409,487
Union Planters Corp                     27,700       1,207,720
UNUMProvident Corp                      46,705       1,500,165
USA Education Inc                       32,500       2,372,500
Wachovia Corp                           38,100       2,710,815
Washington Mutual Inc                  169,938       6,381,172
Wells Fargo & Co                       332,205      15,424,278
Zions BanCorp                           32,100       1,893,900
                                                 --------------
                                                   414,408,448
                                                 --------------
Health Care - 12.49%

Abbott Laboratories *                  299,900      14,398,199
Aetna Inc *                             27,539         712,434
Allergan Inc *                          25,500       2,180,250
American Home Products Corp            254,500      14,872,980
Amgen Inc *                            202,000      12,257,360
Bausch & Lomb Inc                        8,600         311,664
Baxter International Inc               114,700       5,620,300
Becton Dickinson & Co                   49,100       1,757,289
Biogen Inc *                            28,700       1,560,132
Biomet Inc                              32,310       1,552,819

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Boston Scientific Corp *                77,700      $1,320,900
Bristol Myers Squibb Co                376,300      19,680,490
C.R. Bard Inc                            9,800         558,110
Cardinal Health Inc                     86,375       5,959,875
Chiron Corp                             36,800       1,876,800
Forest Laboratories Inc *               34,800       2,470,800
Guidant Corp                            59,400       2,138,400
HCA - The Healthcare Co                106,584       4,816,531
HEALTHSOUTH Corp *                      77,500       1,237,675
Humana Inc                              32,900         324,065
IMS Health Inc                          58,300       1,661,550
Johnson & Johnson                      586,322      29,316,100
King Pharmaceuticals Inc *              33,550       1,803,313
Lilly (Eli) & Co                       217,500      16,095,000
Manor Care Inc *                        18,500         587,375
McKesson HBOC Inc                       55,139       2,046,760
MedImmune Inc *                         41,200       1,944,640
Medtronic Inc                          234,000      10,766,340
Merck & Co Inc                         444,000      28,376,040
PerkinElmer Inc                         19,500         536,835
Pfizer Inc                           1,222,375      48,956,119
Pharmacia Corp                         251,859      11,572,921
Quintiles Transnational Corp *          24,600         621,150
Schering-Plough Corp                   283,300      10,266,792
St. Jude Medical Inc                    17,556       1,053,360
Stryker Corp                            38,600       2,117,210
Tenet Healthcare Corp                   62,800       3,239,852
UnitedHealth Group Inc                  61,400       3,791,450
Watson Pharmaceuticals Inc *            20,300       1,251,292
Wellpoint Health Networks Inc *         11,200       1,055,488
                                                 --------------
                                                   272,666,660
                                                 --------------
Integrated Oils - 5.30%

Amerada Hess Corp                       18,400       1,486,720
Chevron Corp                           126,300      11,430,150
Conoco Inc 'B'                         121,003       3,496,987
Exxon Mobil Corp                       667,739      58,327,002
Kerr-McGee Corp                         16,498       1,093,322
Phillips Petroleum Co                   47,000       2,679,000
Royal Dutch Petroleum Guilder          415,000      24,182,050
Texaco Inc                             106,500       7,092,900
Transocean Sedco Forex Inc              62,089       2,561,171
Unocal Corp                             49,600       1,693,840
USX-Marathon Group                      59,800       1,764,698
                                                 --------------
                                                   115,807,840
                                                 --------------
Materials & Processing - 2.57%

Air Products & Chemicals Inc *          43,900       2,008,425
Alcoa Inc                              167,172       6,586,577
Allegheny Technologies Inc              15,502         280,431
Archer-Daniels-Midland Co              122,376       1,590,888
Ashland Inc                             10,400         417,040
Avery Dennison Corp                     21,100       1,077,155
Ball Corp                                5,300         252,068
Barrick Gold Corp                       80,100       1,213,515
Bemis Inc                               10,200         409,734
Boise Cascade Corp                      13,000         457,210
Dow Chemical Co                        168,585       5,605,451
Du Pont E.I. De Nemours & Co           204,182       9,849,740
Eastman Chemical Co                     16,525         787,086
Ecolab Inc                              24,740       1,013,598

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Engelhard Corp                          22,612        $583,163
Fluor Corp                              15,300         690,795
Freeport-McMoRan Copper & Gold Inc      32,100         354,705
Great Lakes Chemical Corp               12,100         373,285
Hercules Inc                            21,900         247,470
Homestake Mining Co                     54,800         424,700
International Paper Co                  89,627       3,199,684
Louisiana-Pacific Corp                  20,300         238,119
Masco Corp                              89,000       2,221,440
Mead Corp                               17,700         480,378
Newmont Mining Corp                     37,122         690,840
Nucor Corp                              16,700         816,463
Pactiv Corp *                           35,300         473,020
Phelps Dodge Corp                       13,050         541,575
Placer Dome Inc                         63,400         621,320
Potlatch Corp                            5,500         189,255
PPG Industries Inc                      32,600       1,713,782
Praxair Inc                             32,200       1,513,400
Rohm & Haas Co                          42,598       1,401,474
Sealed Air Corp *                       16,160         601,960
Sherwin-Williams Co                     30,200         670,440
Sigma-Aldrich Corp                      14,700         567,714
Temple-Inland Inc                       10,100         538,229
Timken Co                               12,800         216,832
USX-U.S. Steel Group                    12,060         243,009
Vulcan Materials Co                     17,800         956,750
Westvaco Corp                           19,100         463,939
Weyerhaeuser Co                         41,700       2,292,249
Williamette Industries Inc              21,200       1,049,400
Worthington Industries Inc              18,155         246,908
                                                 --------------
                                                    56,171,216
                                                 --------------
Other - 5.56%

Brunswick Corp                          17,200         413,316
Crane Co                                12,150         376,650
Eaton Corp                              14,300       1,002,430
FMC Corp *                               7,100         486,776
Fortune Brands Inc                      29,500       1,131,620
General Electric Co                  1,923,300      93,760,875
Georgia-Pacific Corp                    46,076       1,559,673
Honeywell International Inc            161,675       5,657,008
Illinois Tool Works Inc                 59,400       3,760,020
ITT Industries Inc                      17,000         752,250
Johnson Controls Inc                    15,900       1,152,273
Minnesota Mining & Manufacturing Co     76,700       8,751,470
National Service Industries Inc          8,000         180,560
Textron Inc                             29,200       1,607,168
Thermo Electron Corp *                  35,100         772,902
                                                 --------------
                                                   121,364,991
                                                 --------------
Other Energy - 2.09%

Anadarko Petroleum Corp                 48,488       2,619,807
Apache Corp                             22,300       1,131,725
Baker Hughes Inc                        66,900       2,241,150
Burlington Resources Inc                43,147       1,723,723
Calpine Corp *                          58,200       2,199,960
Devon Energy Corp                       25,089       1,317,173
Dynergy Inc                             64,100       2,980,650
El Paso Corp                            98,425       5,171,250
Enron Corp                             144,900       7,100,100
EOG Resources Inc                       20,700         735,885

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Halliburton Co                          83,100      $2,958,360
Inco Ltd                                35,200         607,552
McDermott International Inc              9,600         111,840
Nabors Industries Inc *                 28,469       1,059,047
Noble Drilling Corp *                   26,000         851,500
Occidental Petroleum Corp               71,700       1,906,503
Rowan Cos Inc *                         17,700         391,170
Schlumberger Ltd                       108,500       5,712,525
Sunoco Inc                              16,257         595,494
Tosco Corp                              25,700       1,132,085
Williams Cos Inc                        93,800       3,090,710
                                                 --------------
                                                    45,638,209
                                                 --------------
Producer Durables - 2.94%

Agilent Technologies Inc *              88,431       2,874,008
American Power Conversion Corp *        37,800         595,350
Andrew Corp *                           15,725         290,126
Applied Materials Inc *                157,400       7,728,340
B.F. Goodrich Co                        20,300         770,994
Boeing Co                              168,961       9,394,232
Caterpillar Inc                         64,000       3,203,200
Centex Corp                             11,500         468,625
Cooper Industries Inc                   18,100         716,579
Cummins Inc                              8,000         309,600
Danaher Corp                            28,400       1,590,400
Deere & Co                              45,500       1,722,175
Dover Corp                              39,400       1,483,410
Emerson Electric Co                     80,500       4,870,250
Ingersoll-Rand Co                       31,650       1,303,980
KB Home                                  8,600         259,462
KLA-Tencor Corp *                       38,400       2,245,248
Lexmark International Group Inc 'A' *   24,800       1,667,800
Lockheed Martin Corp                    85,042       3,150,806
Millipore Corp                           9,152         567,241
Molex Inc                               37,800       1,380,834
Northrop Grumman Corp                   16,500       1,321,650
Novellus Systems Inc *                  30,200       1,715,058
Pall Corp                               23,766         559,214
Parker Hannifin Corp                    21,775         924,131
Pitney Bowes Inc                        50,300       2,118,636
Power-One Inc *                         13,100         217,984
Pulte Homes Inc                          8,200         349,566
Tektronix Inc                           18,200         494,130
Teradyne Inc *                          33,800       1,118,780
Thomas & Betts Corp                     11,300         249,391
United Technologies Corp                90,400       6,622,704
W.W. Grainger Inc                       18,900         777,924
Xerox Corp                             121,900       1,166,583
                                                 --------------
                                                    64,228,411
                                                 --------------
Technology - 17.31%

ADC Telecommunications Inc *           151,288         998,501
Adobe Systems Inc *                     48,900       2,298,300
Advanced Micro Devices Inc *            65,700       1,897,416
Altera Corp *                           74,900       2,172,100
Analog Devices Inc *                    70,100       3,031,825
Apple Computer Inc                      66,000       1,534,500
Applera Corp-Applied Biosystems Group   40,900       1,094,075
Applied Micro Circuits Corp *           61,000       1,049,200
Autodesk Inc                             9,360         349,128
Avaya Inc *                             57,462         787,229

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

BMC Software Inc *                      46,500      $1,048,110
Broadcom Corp *                         54,376       2,325,118
BroadVision Inc *                       53,000         265,000
Cabletron Systems Inc *                 36,600         836,310
Cisco Systems Inc *                  1,417,116      25,791,511
Citrix Systems Inc *                    33,800       1,179,620
Compaq Computer Corp                   326,342       5,055,038
Computer Associates International Inc  111,600       4,017,600
Computer Sciences Corp *                30,900       1,069,140
Compuware Corp *                        72,500       1,014,275
Comverse Technology Inc *               33,100       1,907,222
Conexant Systems Inc *                  41,800         374,110
Corning Inc                            189,291       3,163,053
Dell Computer Corp *                   503,600      13,169,140
Electronic Data Systems Corp            88,400       5,525,000
EMC Corp *                             427,350      12,414,518
Escrow-Seagate Technology Inc Rights *  47,800           3,824
Exelon Corp                             59,212       3,796,673
Gateway Inc *                           62,500       1,028,125
General Dynamics Corp                   36,840       2,866,520
Hewlett-Packard Co                     376,200      10,759,320
IBM Corp                               336,381      38,011,053
Intel Corp                           1,302,120      38,087,010
Intuit Inc *                            39,000       1,559,610
Jabil Circuit Inc *                     34,900       1,077,014
JDS Uniphase Corp *                    266,395       3,396,536
Linear Technology Corp                  59,500       2,631,090
LSI Logic Corp *                        66,000       1,240,800
Lucent Technologies Inc                646,351       4,007,376
Maxim Integrated Products Inc *         63,604       2,811,933
Mercury Interactive Corp *              16,000         958,400
Micron Technology Inc                  114,800       4,718,280
Microsoft Corp *                     1,041,786      76,050,378
Motorola Inc                           418,402       6,928,737
National Semiconductor Corp *           31,400         914,368
NCR Corp *                              19,100         897,700
Network Appliance Inc *                 63,009         863,223
Novell Inc *                            51,000         290,190
Oracle Corp *                        1,086,936      20,651,784
Palm Inc *                             113,267         687,531
Parametric Technology Corp *            51,200         716,288
PeopleSoft Inc *                        53,698       2,643,553
QLogic Corp *                           17,800       1,147,210
QUALCOMM Inc *                         145,000       8,479,600
Raytheon Co                             67,500       1,792,125
Rockwell International Corp             35,400       1,349,448
Sabre Holdings Corp *                   25,702       1,285,100
Sanmina Corp *                          61,904       1,449,173
Sapient Corp *                          19,600         191,100
Scientific-Atlanta Inc                  31,500       1,278,900
Siebel Systems Inc *                    87,320       4,095,308
Solectron Corp *                       125,500       2,296,650
Sun Microsystems Inc *                 630,600       9,913,032
Symbol Technologies Inc                 43,850         973,470
Tellabs Inc *                           79,200       1,534,896
Texas Instruments Inc                  336,170      10,589,355
Unisys Corp *                           61,300         901,723
Veritas Software Corp *                 79,023       5,257,400
Vitesse Semiconductor Corp *            34,800         732,192
Xilinx Inc *                            64,600       2,664,104
                                                 --------------
                                                   377,895,141
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Utilities - 8.60%

AES Corp *                             102,982      $4,433,375
Allegheny Energy Inc                    23,600       1,138,700
Alltel Corp                             60,600       3,712,356
Ameren Corp                             22,900         977,830
American Electric Power Co Inc          59,160       2,731,417
AT&T Corp *                            670,653      14,754,366
BellSouth Corp                         362,800      14,609,956
CenturyTel Inc                          29,350         889,305
Cinergy Corp                            30,813       1,076,914
Citizens Communications Co *            55,200         664,056
CMS Energy Corp                         25,600         712,960
Comcast Corp 'A'                       182,970       7,940,898
Consolidated Edison Inc                 40,600       1,615,880
Constellation Energy Group Inc          31,450       1,339,770
Dominion Resources Inc                  44,585       2,680,896
DTE Energy Co                           29,900       1,388,556
Duke Energy Co                         144,352       5,631,172
Edison International                    63,100         703,565
Entergy Corp                            45,700       1,754,423
FirstEnergy Corp                        41,600       1,337,856
FPL Group Inc                           37,400       2,251,854
Global Crossing Ltd *                  171,670       1,483,229
GPU Inc                                 27,700         973,655
KeySpan Corp                            26,622         971,171
Kinder Morgan Inc                       22,200       1,115,550
Mirant Corp *                           72,098       2,480,171
Nextel Communications Inc 'A' *        148,100       2,591,750
Niagara Mohawk Holdings Inc *           31,000         548,390
Nicor Inc                                8,800         343,024
NiSource Inc                            39,973       1,092,462
Nortel Networks Corp                   612,414       5,566,843
ONEOK Inc                               12,200         240,340
Peoples Energy Corp                      6,100         245,220
PG&E Corp                               75,000         840,000
Pinnacle West Capital Corp              17,900         848,460
PPL Corp                                25,566       1,406,130
Progress Energy Inc                     39,900       1,792,308
Progress Energy Inc Rights *            17,700           9,647
Public Service Enterprise Group Inc     40,900       2,000,010
Qwest Communications Int'l Inc         321,592      10,249,137
Reliant Energy Inc                      53,929       1,737,053
SBC Communications Inc                 652,157      26,125,409
Sempra Energy                           38,358       1,048,708
Southern Co                            129,700       3,015,525
Sprint FON Group                       175,000       3,738,000
Sprint PCS Group Series 1 *            180,600       4,361,490
TXU Corp                                54,010       2,602,742
Verizon Communications Inc             523,554      28,010,139
WorldCom Inc *                         571,447       8,114,547
Xcel Energy Inc                         66,479       1,891,328
                                                ---------------
                                                   187,788,543
                                                ---------------

Total Common Stocks
   (Cost $1,948,012,952)                         2,137,568,451
                                                ---------------

---------------------------------------------------------------

                                     Principal
                                      Amount         Value
                                      ------         -----

SHORT-TERM INVESTMENT - 3.22%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.22%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $70,239,556; collateralized by U.S.
   Treasury Notes--market value
   $48,962,769 and due 02/15/23;
   and market value
   $22,666,639 and due 02/15/23)   $70,222,000     $70,222,000
                                                ---------------

Total Securities Held Under Repurchase
   Agreement                                        70,222,000
                                                ---------------

Total Short-Term Investment
   (Cost $70,222,000)                               70,222,000
                                                ---------------

TOTAL INVESTMENTS - 101.11%
   (Cost $2,018,234,952)                         2,207,790,451

OTHER ASSETS AND
LIABILITIES, NET - (1.11)%                         (24,293,115)
                                                ---------------

NET ASSETS - 100.00%                            $2,183,497,336
                                                ---------------

Notes to Schedule of Investments
--------------------------------

(a) The Amount of $4,645,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                               Number of          Unrealized
          Type                 Contracts         Depreciation
----------------------------------------------------------------
S&P 500 (09/01)                   125                ($504,011)
                                                ---------------

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                  $2,018,234,952
                                                ---------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $431,916,322

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (242,360,823)
                                                ---------------

Net unrealized appreciation                       $189,555,499
                                                ---------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

CONVERTIBLE PREFERRED STOCK - 0.00%

Financial Services - 0.00%

Corrections Corp of America *              309          $4,295
                                                 --------------

Total Convertible Preferred Stock
   (Cost $0)                                             4,295
                                                 --------------

COMMON STOCK WARRANT - 0.00%

Health Care - 0.00%

Endo Pharmaceutical *                    1,200             420
                                                 --------------

Total Common Stock Warrant
   (Cost $5,524)                                           420
                                                 --------------

COMMON STOCKS - 94.08%

Autos & Transportation - 3.38%

A.O. Smith Corp                          2,800          50,120
AAR Corp                                 5,500          94,050
Airborne Inc                             9,400         108,946
AirTran Holdings Inc *                  10,400         109,200
Alaska Air Group Inc                     4,900         141,610
Alexander & Baldwin Inc                  8,600         221,450
America West Holdings Corp 'B' *         7,600          75,772
American Axle & Manufacturing Inc *      1,500          25,500
Arctic Cat Inc                           3,200          46,400
Arkansas Best Corp *                     4,100          94,505
Arnold Industries Inc                    3,000          58,080
ArvinMeritor Inc                        12,925         216,364
Atlantic Coast Airlines Holdings Inc *   7,600         227,924
Atlas Air Worldwide Holdings Inc *       3,250          46,020
Aviall Inc                               2,200          24,092
Bandag Inc                               2,100          57,330
BorgWarner Inc                           5,100         253,062
Coachmen Industries Inc                  2,200          29,150
Collins & Aikman Corp *                 14,200          88,040
Consolidated Freightways Corp *          1,400          12,522
Cooper Tire & Rubber Co                 11,700         166,140
Covenant Transport Inc *                   100           1,243
Dura Automotive Systems Inc *            2,700          43,200
EGL Inc *                                7,450         130,077
Exide Corp                               5,000          57,500
Federal-Mogul Corp                      12,100          20,449
Fleetwood Enterprise Inc                 6,400          90,112
Florida East Coast Industries            4,400         155,760
Forward Air Corp *                       3,600         107,820
Frontier Airlines Inc *                  6,700          82,075
Gulfmark Offshore Inc *                    400          12,566
Hayes Lemmerz International Inc *        2,100          13,440
Heartland Express Inc *                  3,000          68,400
IMPCO Technologies Inc *                 1,800          63,519
J.B. Hunt Transport Services Inc         3,500          66,500
Kansas City Southern Industries Inc     10,400         164,320
Kirby Corp                               3,900          96,135

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Knight Transportation Inc *              2,250         $46,237
Landstar System Inc *                    1,700         115,634
M.S. Carriers Inc *                      1,400          42,994
Mesa Air Group Inc *                     6,900          85,215
Mesaba Holdings Inc *                    3,800          35,036
Midwest Express Holdings Inc *           2,300          39,905
Modine Manufacturing Co                  4,800         132,384
Monaco Coach Corp *                      3,550         117,860
Offshore Logistics Inc *                 4,000          76,000
Oglebay Norton Co                        1,100          28,967
Oshkosh Truck Corp                       2,850         126,112
Overseas Shipholding Group               5,300         161,862
Polaris Industries Inc                   4,600         210,680
Railamerica Inc *                        4,400          50,160
Roadway Corp                             3,000          71,310
Sauer-Danfoss Inc                        2,000          18,900
Sports Resorts International Inc *       1,400          17,108
Standard Motor Products Co                 200           2,655
Stoneridge Inc *                         1,300          13,975
Superior Industries International Inc    3,700         141,710
Swift Transportation Co Inc *            9,850         189,711
TBC Corp *                               1,600          15,301
Thor Industries Inc                      1,200          39,564
Tower Automotive Inc *                   7,400          75,850
USFreightways Corp                       5,100         150,450
Wabash National Corp                     4,500          54,450
Wabtec Corp                              4,510          67,650
Werner Enterprise Inc                    5,700         138,225
Winnebago Industries Inc                 3,100          95,325
Wisconsin Central Transport *            8,100         135,513
Yellow Corp                              4,900          93,002
                                                 --------------
                                                     5,909,138
                                                 --------------
Consumer Discretionary - 16.44%

1-800 Contacts Inc *                       900          22,272
1-800-Flowers.com *                        800          11,851
3DO Co *                                 8,100          58,968
4 Kids Entertainment Inc *               1,600          30,640
7-Eleven Inc *                           4,500          50,625
99 Cents Only Stores *                   4,750         142,262
Aaron Rents Inc                          2,700          45,900
ABM Industries Inc                       3,400         126,650
Acclaim Entertainment Inc *             10,500          51,151
Ackerley Group Inc                       1,600          17,936
Action Performance Cos Inc *             3,100          77,365
Activision Inc *                         3,000         117,544
ACTV Inc *                               8,000          26,640
Administaff Inc *                        4,300         111,800
Advanced Marketing Services Inc          1,600          33,360
ADVO Inc *                               3,700         126,355
AFC Enterprises *                        1,100          21,028
Alliance Gaming Corp *                   1,700          66,642
Alloy Online Inc *                       2,400          34,344
Ambassadors International Inc              800          19,725
AMC Entertainment Inc *                  2,600          33,741
AMERCO *                                 1,700          37,910
America Online Latin America *           5,400          48,461
American Greetings Corp 'A'             12,600         138,600
American Woodmark Corp                   1,400          53,694
Ameristar Casinos Inc *                    100           1,600
ANC Rental Corp *                        7,300          21,900

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Anchor Gaming *                          2,700        $174,474
AnnTaylor Stores Corp *                  4,700         168,260
APAC Customer Services Inc *             2,900           9,193
Applebee's International Inc             6,550         209,600
Applica Inc *                            4,300          34,228
Arden Group Inc *                          600          28,750
Argosy Gaming Co *                       4,100         113,816
Atrix Labs Inc *                         3,400          80,439
Aztar Corp *                             8,100          98,010
Bacou Inc *                                800          22,544
Bally Total Fitness Holding Corp *       5,200         153,972
Banta Corp                               4,800         140,640
Bassett Furniture Industries               800          10,046
Beasley Broadcast Group Inc *            2,400          40,800
bebe Stores Inc *                          900          26,244
Blyth Inc                                6,400         164,544
Bob Evans Farms Inc                      6,800         122,400
Boca Resorts Inc *                       4,600          67,758
Boron Lepore & Associates Inc *          2,400          33,014
Bowne & Co Inc                           6,900          79,350
Boyd Gaming Corp *                       3,700          21,275
Boyds Collection Ltd *                   9,700         120,474
Bright Horizons Family Solutions Inc *   2,100          65,940
Brightpoint Inc *                       11,400          33,060
Brown Shoe Co Inc                        3,200          57,760
BUCA Inc *                               3,200          69,478
Buckle Inc *                               700          13,230
Burlington Coat Factory                  3,500          70,000
Bush Industries                          1,600          21,040
California Pizza Kitchen Inc *           3,500          81,233
Career Education Corp *                  4,000         239,600
Casella Waste *                          3,500          43,750
Cato Corp                                3,600          70,272
CBRL Group Inc                          11,000         186,450
CDI Corp *                               2,300          39,077
CEC Entertainment Inc *                  5,450         268,957
Central Parking Corp                     2,500          46,750
Century Business Services *             17,800          96,120
Championship Auto Racing *               1,600          25,600
Charlotte Russe Holding Inc *            3,600          96,311
Charming Shoppes Inc                    19,000         114,000
Cheap Tickets Inc *                      2,900          43,790
Cheesecake Factory *                     9,150         258,945
Chicos Fas Inc *                         4,200         124,950
Children's Place *                       2,100          56,280
Choice Hotels International Inc *        7,000         105,000
Christopher & Banks Corp *               2,500          81,357
Churchill Downs Inc                      1,000          27,770
Circuit City Stores CarMax Inc *         5,700          90,813
Claire's Stores Inc                      7,400         143,264
Coinstar Inc *                           4,600         102,350
Coldwater Creek Inc *                      800          20,800
Cole National Corp                       1,100          16,197
Concord Camera Corp *                    6,300          37,170
Consolidated Graphics Inc *                900          15,273
Copart Inc                               7,800         228,150
Corinthian Colleges Inc *                1,500          70,605
Corporate Executive Board Co *           6,800         285,600
Cost Plus Inc *                          4,675         140,250
CoStar Group Inc *                       2,100          55,230
CPI Corp                                 2,000          49,000

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Crown Media Holdings Inc 'A' *           3,300         $61,215
CSK Auto Corp *                          3,100          25,730
CSS Industries Inc *                     1,500          38,640
Cumulus Media Inc 'A' *                  6,600          89,628
Daisytek International Corp *            4,200          66,034
Deb Shops Inc                              100           1,874
dELiA*s Corp *                           6,500          51,909
Dendrite International Inc *             5,550          41,625
DiamondCluster International Inc *       6,100          77,653
Digital Generation Systems *             4,000          16,571
DigitalThink Inc *                       2,200          15,444
Dillards Inc 'A'                        12,900         196,983
Direct Focus Inc *                       4,150         197,125
Discount Auto Parts Inc *                  500           5,415
Dollar Thrifty Automotive Group Inc *    4,600         110,400
Dover Downs Entertainment                3,200          49,280
Dress Barn Inc *                         2,700          61,425
Edison Schools Inc *                     4,200          95,928
Education Management Corp                3,500         140,175
Electronics Boutique Holdings *          2,100          66,675
Elizabeth Arden Inc *                    2,400          58,482
Encompass Services Corp *               13,909         124,486
F.Y.I. Inc *                             3,000         123,000
Factory 2-U Stores Inc *                 2,800          82,180
Fedders USA Inc                          4,800          24,960
Finish Line 'A' *                        4,500          56,106
First Consulting Group Inc *             2,000          14,400
Fisher Scientific International *       10,500         304,500
Footstar Inc *                           3,900         134,160
Fossil Inc *                             2,800          58,100
Fred's Inc                               3,375          86,906
Friedman's Inc 'A'                       1,400          16,072
FTD.COM Inc *                            3,300          23,323
FTI Consulting Inc *                     2,300          50,052
Furniture Brands International Inc *     9,800         274,400
G&K Services Inc 'A'                     4,000         107,600
Garan Inc                                1,200          40,908
Gaylord Entertainment Co 'A'             4,200         120,960
Genesco Inc *                            4,700         157,920
GenesisIntermedia Inc *                  2,800          52,408
Getty Images Inc *                       6,630         174,104
Global Imaging Systems Inc *               300           3,144
Global Sports Inc *                        800           6,389
GoTo.com Inc *                           4,000          77,800
Gray Communications System               2,700          51,408
Green Mountain Coffee Inc *              1,300          38,776
Grey Global Group Inc                      100          66,500
Group 1 Automotive Inc *                 3,100          91,760
GTECH Holdings Corp                      5,400         191,754
Guess? Inc *                             1,200           8,040
Guitar Center Inc *                      4,000          84,520
Gymboree Corp *                          6,800          57,699
Hancock Fabricks Inc                     1,600          14,295
Handleman Co Del                         5,900          98,825
Harman International                     6,200         236,158
Haverty Furniture                        2,300          34,385
Heidrick & Struggles International Inc * 4,400          89,452
Herbalife International Inc 'A'          4,600          45,954
Hibbett Sporting Goods Inc *               400          14,798
Hollywood Casino Corp *                    400           3,135
Hollywood Entertainment Corp *           9,600          81,216

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Hot Topic Inc *                          3,800        $118,180
HotJobs.com Ltd *                        5,900          64,192
Houghton Mifflin Co                      4,800         287,664
IHOP Corp                                3,200          85,920
IKON Office Solutions Inc               27,700         271,460
Information Holdings Inc *               3,200         103,360
InfoSpace Inc *                         44,600         170,965
InfoUSA Inc *                            4,300          25,800
Insight Enterprises Inc *                7,125         174,562
Insurance Auto Auctions Inc *            2,100          35,700
Interlogix Inc *                         3,395         123,917
InterNAP Network Services Corp *        25,500          83,385
InterTAN Inc                             4,800          67,200
Isle of Capri Casinos Inc *              3,800          35,720
ITT Educational Services Inc *           4,600         207,000
J. Jill Group Inc *                      2,600          52,558
Jack In The Box Inc *                    7,200         187,920
Jakks Pacific Inc *                      4,200          78,540
John Wiley and Sons Inc                  8,800         208,120
Journal Register Co *                    5,200          83,720
K-Swiss Inc                              2,000          48,176
K2 Inc                                   2,100          23,961
Kellwood Co                              4,400         101,640
Kelly Services Inc 'A'                   3,100          75,175
Kenneth Cole *                           2,150          43,322
Key3media Group Inc *                    4,600          53,406
kforce.com Inc *                         4,869          31,648
Korn Ferry International *               7,200         111,600
La-Z-Boy Chair Co                        9,400         173,900
Labor Ready Inc *                        7,900          41,396
Landrys Seafood Restaurants Inc          4,000          68,000
Lands' End Inc                           2,500         100,375
Lawson Products Inc                      1,200          35,160
Learning Tree International *            2,700          61,992
Libbey Inc                               2,600         103,246
Liberty Corp                             3,300         132,000
Liberty Digital Inc 'A' *                5,800          35,322
Liberty Livewire Corp *                  2,400          21,000
Lightbridge Inc *                        5,610         108,834
Linens 'n Things Inc *                   7,000         191,240
Lithia Motors Inc 'A' *                    300           5,031
Lone Star Steakhouse & Saloon            4,700          61,053
Lubys Cafeterias Inc                     4,400          43,076
M T R Gaming Group Inc *                 4,200          56,601
Magna Entertainment Corp *               2,300          14,671
Mail-Well Inc *                          6,100          25,925
Marcus Corp                              3,100          43,245
Martha Stewart Living Omnimedia 'A' *    1,700          39,270
Matthews International Corp 'A'          2,600         114,315
Maximus Inc *                            1,900          76,171
Media General Inc                        2,700         124,200
MemberWorks Inc *                        2,400          55,536
Mens Wearhouse Inc *                     6,186         170,734
Metro One Telecommunications *           2,200         142,464
Metromedia International Group Inc *    14,400          47,376
Michaels Stores Inc *                    6,200         254,200
Midas Inc                                3,200          40,320
Midway Games Inc *                       6,000         111,000
Modis Professional Services *           17,900         123,510
Movado Group Inc                           900          18,148
Movie Gallery Inc *                      1,700          30,699

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

MP3.com Inc *                            7,700         $37,345
MSC Industrial Direct Co Inc *           6,800         118,320
National Presto Industries Inc             900          26,730
Nautica Enterprises Inc *                5,600         114,408
Navigant Consulting *                    6,400          52,480
Navigant International Inc *             3,300          46,119
NetRatings Inc *                           600           8,640
New Horizons Worldwide Inc *               400           5,966
NPC International Inc *                  1,800          19,440
Nu Skin Enterprises Inc                  6,900          58,650
O'Charley's Inc *                        4,000          77,520
O'Reilly Automotive Inc *                7,100         203,770
OfficeMax Inc *                         19,700          72,693
On Assignment Inc *                      4,900          88,200
On Command Corp *                        1,100           4,950
Oneida Ltd                               2,800          56,924
Oshkosh B'Gosh Inc 'A'                   2,230          74,147
Oxford Industries Inc                    1,900          41,727
P.F. Chang's China Bistro Inc *          1,900          72,010
Pacific Sunwear of California *          5,650         126,729
Panera Bread Co *                        1,400          44,121
Papa John's International Inc *          2,900          73,515
ParkerVision Inc *                       1,600          41,840
Paxson Communications Corp *             5,200          70,200
PC Connection Inc *                        750          12,000
Pegasus Communications Corp *            7,700         173,250
Pegasus Solutions Inc *                  4,000          46,200
Penn National Gaming Inc *               2,200          55,880
Pennzoil-Quaker State Co                15,500         173,600
Penton Media Inc                         3,700          64,750
Pep Boys Manny Moe & Jack               10,200         114,546
PETsMART Inc *                          22,300         157,215
Phillips-Van Heusen Corp                 4,400          63,360
Pier 1 Imports Inc                      18,900         217,350
Pinnacle Entertainment Inc               3,900          28,665
Pittston Brinks Group                   10,151         226,266
PLATO Learning Inc *                     2,300          71,060
Playboy Enterprises 'B' *                2,500          39,125
Playtex Products Inc *                   3,900          41,730
Polaroid Corp                           12,500          32,500
Pre-Paid Legal Services Inc *            3,400          74,800
priceline.com Inc *                     17,200         155,388
Pricesmart Inc *                           400          17,370
Prime Hospitality *                      8,800         104,280
Private Media Group Inc                  1,500          14,100
ProBusiness Services Inc *               2,900          76,995
Prodigy Communications Corp *            3,440          19,574
Professional Detailing Inc *             1,400         128,800
ProQuest Co *                            2,900          89,900
Pulitzer Inc                             1,400          73,920
QRS Corp *                               2,650          43,990
Quiksilver *                             3,650          91,250
R.H. Donnelley Corp                      6,000         192,000
Rare Hospitality International Inc *     4,750         107,350
Recoton Corp *                           1,100          19,024
Regent Communications Inc *              3,700          44,363
Regis Corp Minn                          6,200         130,138
Renaissance Learning Inc *               1,500          75,885
Rent-A-Center Inc *                      1,600          84,160
Rent-Way Inc *                           4,800          52,320
ResortQuest International Inc *          2,000          22,960

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Resources Connection *                   1,800         $46,431
Revlon Inc *                             3,300          23,925
Right Management Consultants *           1,800          46,898
Rollins Inc                              2,800          55,748
Ruby Tuesday Inc                        12,500         213,750
Russ Berrie & Co                         1,800          52,920
Russell Corp                             4,500          76,455
Ryan's Family Steak Houses Inc *         7,200          88,200
Saga Communications Inc *                1,125          26,707
Salem Communications Corp                1,700          37,196
Salton Inc *                             1,650          29,370
Scholastic Corp *                        5,400         227,340
School Specialty Inc *                   3,500          90,475
Scientific Games Corp *                    800           4,704
SCP Pool Corp *                          2,850          98,154
ShopKo Stores Inc                        4,900          35,672
Shuffle Master Inc *                     3,900          81,900
Sinclair Broadcast Group 'A'             6,400          65,920
Sirius Satellite Radio Inc *             8,200          99,958
SITEL Corp *                            10,900          17,440
Skechers U.S.A. Inc                      3,500         102,305
SkillSoft Corp *                         1,100          37,675
Sonic Automotive Inc                     5,200          99,320
Sonic Corp *                             4,100         130,093
Spanish Broadcasting System Inc *        8,850          72,658
Speedway Motorsports Inc *               2,200          55,462
Spherion Corp *                         11,560         103,462
Spiegel Inc 'A'                          4,500          43,515
Springs Industries Inc                   2,200          97,020
Stamps.com Inc *                         7,100          26,625
Stanley Furniture Co Inc *                 500          13,426
Starmedia Network Inc *                  7,600          14,136
Startek Inc *                            1,200          27,120
Station Casinos Inc *                    6,550         104,800
Stein Mart Inc *                         4,900          50,666
Steinway Musical Instruments *             400           7,048
Steven Madden Ltd *                      2,300          42,021
Stewart Enterprises Inc 'A'             20,300         148,190
Strayer Education Inc                    1,400          68,250
Stride Rite Corp                         8,200          69,700
Sturm Ruger & Cos Inc                    3,800          37,240
Sylvan Learning Systems Inc *            5,800         140,940
Take-Two Interactive Software Inc *      6,500         120,575
TeleTech Holdings Inc *                  6,900          62,031
Tetra Tech Inc *                         7,475         203,320
Tetra Technologies Inc *                 3,000          73,222
The Management Network Group Inc *       1,600           9,760
The Steak N Shakes Co *                  2,960          27,380
The Yankee Candle Co *                   2,300          43,677
THQ Inc *                                4,200         250,446
TiVo Inc *                               4,700          25,850
Too Inc *                                5,500         150,700
Topps Co Inc                             7,400          86,506
Toro Co                                  2,500         112,375
Trans World Entertainment Corp *         5,900          56,109
Trendwest Resorts Inc *                    900          21,060
Tropical Sportswear International *        100           2,077
Tuesday Morning Corp *                   1,400          18,550
Tupperware Corp                         10,100         236,643
Tweeter Home Entertainment *             3,300         116,490
Ultimate Electronics Inc *               2,000          64,840

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

UniFirst Corp                              600         $11,380
United Auto Group Inc *                    900          15,750
United Natural Foods Inc *               2,500          52,375
United Stationers Inc *                  6,100         192,516
United Television Inc                      700          88,200
Universal Electronics Inc *              3,500          63,000
Urban Outfitters Inc *                     300           3,216
Vail Resorts Inc *                       1,600          29,920
Value City Department Stores Inc *       1,900          21,850
ValueVision International Inc 'A' *      5,100         110,925
Vans Inc *                               3,700          86,950
VerticalNet Inc *                       10,900          27,141
Volt Information Sciences Inc *          1,100          19,250
Wackenhut Corp                           2,600          44,850
Wackenhut Corrections Corp *               600           7,846
Wallace Computer Services Inc            7,500         124,050
Waste Connections Inc *                  5,700         205,200
Watson Wyatt & Co Holdings *             2,300          53,680
Westpoint Stevens Inc                    4,600           6,348
Wet Seal Inc 'A' *                       2,300          79,464
Wilsons The Leather Experts *            2,900          53,795
WMS Industries *                         3,800         122,246
Wolverine World Wide Inc                 8,800         157,256
WWF Entertainment *                      1,900          26,220
Wyndham International Inc 'A' *         26,100          65,250
XM Satellite Radio Holdings *            3,200          51,840
Young Broadcasting Inc 'A' *             2,900          97,382
Zale Corp *                              6,400         215,680
                                                 --------------
                                                    28,754,336
                                                 --------------
Consumer Staples - 2.60%

American Italian Pasta Co *              3,200         148,480
Aurora Foods Inc *                       2,800          15,344
Boston Beer Co                             100             860
Casey's General Stores Inc               9,000         117,000
Church & Dwight Inc                      7,100         180,695
Coca-Cola Bottling Co                      200           7,870
Del Monte Foods Co *                     4,900          41,062
Dial Corp                               18,500         263,625
DIMON Inc                                9,500          94,834
Dole Food Co Inc                         9,100         173,355
Dreyer's Grand Ice Cream Inc             3,700         103,230
Duane Reed Inc *                         2,000          65,000
Earthgrains Co                           8,300         215,800
Farmer Brothers Co                         100          23,300
Fleming Cos Inc                          8,100         289,170
Flowers Foods Inc                        3,300         103,455
Great Atlantic & Pacific Tea Co Inc      3,800          56,240
Ingles Markets Inc                       3,200          39,360
International Multifoods Corp            3,000          62,250
Interstate Bakeries Corp                 5,500          88,000
J&J Snack Foods Corp *                     400           8,844
Lance Inc                                4,900          66,150
Longs Drug Stores Inc                    5,800         124,990
Maui Land & Pineapple Co *               1,000          25,495
Nash Finch Co                            2,800          65,964
National Beverage Corp *                   200           1,847
Nature's Sunshine Products Inc             900          10,628
NBTY Inc *                               9,400         116,936
Pathmark Stores Inc *                    6,500         159,620
Performance Food Group *                 7,800         235,794

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Pilgrims Pride Corp 'B'                  1,700         $21,335
Purina Mills Inc *                       1,600          38,333
Ralcorp Holdings Inc *                   5,900         110,566
Riviana Foods Inc                        1,100          19,965
Robert Mondavi Corp 'A' *                2,000          81,080
Ruddick Corp                             5,900         100,005
Sanderson Farms Inc                        100           1,267
Schweitzer Mauduit International         2,900          68,440
Seaboard Corp                              100          20,790
Sensient Technologies Corp               9,400         192,888
Smart & Final Inc                        2,300          25,300
Spartan Stores Inc *                     4,800          76,953
Standard Commercial Corp                 1,100          18,733
Suiza Foods Corp *                       4,800         254,880
The Hain Celestial Group Inc *           4,500          99,000
The J.M. Smucker Co                      3,800          98,800
Triarc Co Inc *                          2,650          69,430
Universal Corp VA                        5,700         226,062
Vector Group Ltd                         2,380          76,041
Wild Oats Markets Inc                    4,200          43,722
                                                 --------------
                                                     4,548,788
                                                 --------------
Financial Services - 18.71%

1st Source Corp *                        1,822          51,016
Acacia Research Corp *                   2,800          44,800
Acadia Realty Trust                      6,000          41,880
Actrade Financial Technologies Ltd *     1,800          42,477
Advanta Corp 'A'                         4,600          73,600
Affiliated Managers Group *              4,300         264,450
Alabama National Bancorp                 1,800          58,410
Alexander's Inc *                          300          18,030
Alexandria Real Estate Equities          2,500          99,500
Alfa Corp                                7,600         187,720
AMCORE Financial Inc                     5,000         120,200
American Capital Strategies Ltd          5,100         143,106
American Financial Holdings Inc          6,000         141,600
American Physicians Capital Inc *        3,100          60,344
AmerUs Group Co                          5,900         208,907
AMLI Residential Properties *            2,200          54,120
Anchor Bancorp Wisconsin Inc             4,200          66,780
Andover Bancorp Inc                      1,500          75,375
Annaly Mortgage Management Inc           9,900         135,491
Anthracite Capital Inc                   7,600          83,833
Area Bancshares                          1,950          32,175
Argonaut Group Inc                       3,400          68,340
Arrow Financial Corp                     1,800          45,370
Associated Estates Realty Corp           1,600          15,429
Baldwin & Lyons                          1,300          27,300
BancFirst Corp                             800          32,200
BancFirst Ohio Corp                      2,200          49,743
BancorpSouth Inc                        16,312         277,304
Bank Mutual Corp                         1,000          14,075
Bank of Granite Corp                     2,900          66,700
Bank United WI *                         5,400           1,782
BankAtlantic Bancorp                     6,000          52,140
Bankunited Financial Corp *              3,900          54,699
Banner Corp                              2,800          61,492
BARRA Inc *                              2,300          93,334
Bay View Capital Corp                   12,880          96,346
Bedford Property Investors               2,600          54,470
BKF Capital Group *                        600          19,885

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

BOK Financial Corp *                     1,636         $44,008
Boston Private Financial Holdings Inc    3,100          69,318
Boykin Lodging Co                        2,100          27,090
Brandywine Realty Trust                  5,000         112,250
BRE Properties Inc                       9,000         272,700
Brookline Bancorp Inc                    2,100          29,484
Brown & Brown Inc                        3,800         159,562
BSB Bancorp Inc                          2,500          57,625
Burnham Pacific Properties Inc           7,900          38,710
Cabot Industrial Trust                   7,100         149,100
Camden Property Trust                    7,000         256,900
Capital Automotive REIT                  3,900          70,200
Capital City Bank                        1,200          29,844
Capitol Federal Financial                5,500         106,315
Capitol Transamerica Corp                2,800          42,569
Capstead Mortgage Corp                   2,400          42,720
Cash America International Inc           3,400          28,900
Cathay Bancorp Inc                       1,500          82,035
CBL & Associates Properties              4,000         122,760
CCBT Financial Cos Inc                   1,100          32,931
CCC Information Services Inc             2,000          11,880
Centennial Bancorp                       2,100          17,295
CenterPoint Properties Trust             4,000         200,800
Central Coast Bancorp *                  1,900          46,886
CFS Bancorp Inc                          2,000          27,612
Charter Municipal Mtg Accptc Co          7,000         111,650
Chateau Communities Inc                  3,600         113,040
Chelsea Property Group Inc               2,800         131,320
Chemical Financial Corp                  3,570         105,315
Chittenden Corp                          4,642         156,203
Citizens Banking Corp Michigan           9,084         265,707
Citizens Inc *                           1,500          10,260
City Bank                                1,800          48,600
City Holding Co                          4,800          62,688
Clark/Bardes Inc *                       1,100          24,487
CNA Surety Corp                          1,900          26,600
Coastal Bancorp Inc                        300           9,571
CoBiz Inc                                1,700          38,607
Colonial Bancgroup Inc                  22,600         324,988
Colonial Properties                      3,400         104,720
Columbia Banking Systems Inc *           1,300          16,559
Comdisco Inc                            27,200          36,176
Commerce Group Inc                       4,500         165,555
Commercial Bank of New York                900          28,273
Commercial Federal Corp                 10,000         231,000
Commerical Net Lease Realty              4,800          68,400
Commonwealth Bancorp Inc                   900          16,055
Community Bank System Inc                  800          22,361
Community Banks Inc                      1,900          56,616
Community First Bankshares Inc           7,700         177,100
Community Trust Bancorp Inc              1,300          31,145
CompuCredit Corp *                       1,200          13,260
Connecticut Bancshares Inc/DE            1,600          41,815
Cornerstone Realty Income Trust         10,700         124,120
Corporate Office Properties Trust/MD *     200           1,996
Corrections Corp of America *            5,498          87,693
Corus Bankshares Inc                     1,500          90,375
Cousins Properties Inc                   7,550         202,717
CPB Inc                                  2,000          59,160
Crawford & Co 'B'                        6,700         120,600
Credit Acceptance Corp *                 2,500          19,250

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Crown American Realty Trust              2,100         $17,504
CSFBDirect *                             2,500          11,875
CVB Financial Corp                       3,242          62,246
Delphi Financial Group                   2,440          93,940
Developers Diversified Realty           10,600         194,828
Digital Insight Corp *                   5,600         123,760
Dime Community Bancshares                1,700          57,664
Doral Financial Corp                     6,500         222,950
Downey Financial Corp                    3,900         184,314
East West Bancorp Inc                    5,100         137,700
EastGroup Properties Inc                 2,500          56,500
eFunds Corp *                            8,300         154,380
Electro Rent Corp *                      1,800          29,358
Entertainment Properties Trust           2,700          49,275
Equity Inns Inc                          5,500          53,900
Equity One Inc                             100           1,124
Essex Property Trust Inc                 2,800         138,740
F&M Bancorp                              2,200          65,560
F&M National Corp                        5,539         221,560
FactSet Research Systems Inc             3,600         128,520
Fair Issac & Co Inc                      3,400         210,188
Farmers Capital Bank Corp                1,800          73,080
FBL Financial Group Inc 'A'              1,728          31,104
Federal Agriculture Mtg Corp *           1,100          35,116
Federal Realty Investment Trust          7,700         159,698
Felcor Lodging Trust Inc                 6,500         152,100
Fidelity Bankshares Inc                  3,700          53,150
Financial Federal Corp *                 1,500          43,425
Financial Institutions Inc                 900          20,125
First American Financial Corp           13,100         248,114
First Bancorp North Carolina             1,900          46,715
First Bancorp Puerto Rico                3,500          94,465
First Busey Corp                         1,700          36,431
First Charter Corp                       5,200          97,500
First Citizens BancShares Inc 'A'        1,100         119,350
First Commonwealth Financial Corp       10,044         150,660
First Community Banshares Inc            1,000          31,195
First Essex Bancorp Inc                  1,900          46,886
First Federal Capital Corp               1,900          30,780
First Financial Bancorp                  6,842         116,861
First Financial Bankshares Inc           1,750          54,250
First Financial Corp                     1,300          62,582
First Financial Holdings Inc             2,600          59,800
First Indiana Corp                       1,200          31,236
First Industrial Realty Trust            8,200         263,548
First Merchants Corp                     2,020          48,339
First Midwest Bancorp                    8,500         262,225
First Niagara Financial                  1,900          29,507
First Place Financial Corp Warren/Ohio   1,800          23,215
First Republic Bank *                    1,400          34,240
First Sentinel Bancorp Inc               5,200          70,564
FirstFed Financial Corp *                2,900          86,420
Flagstar Bancorp Inc                     1,600          33,381
Flushing Financial Corp                    700          16,708
FNB Corp                                 3,960         105,732
Franchise Finance Corp of America       11,500         288,765
Fremont General Corp                    11,200          72,800
Friedman Billings *                      4,200          29,400
Frontier Financial Corp                  2,800          78,400
Gabelli Asset Management Inc *             600          24,690
Gables Residential Trust                 4,400         131,780

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

GBC Bancorp                              2,095         $59,812
German American Bancorp                  2,700          42,693
Glacier Bancorp Inc                      1,800          34,140
Glenborough Realty Trust Inc             3,800          73,340
Glimcher Realty Trust                    5,600         100,240
Global Payments Inc                      6,800         204,680
Gold Banc Corp                           3,800          29,412
Great American Financial Resources Inc   1,200          21,648
Great Lakes REIT Inc                     2,400          43,704
Great Southern Bancorp                   1,700          44,659
Greater Bay Bancorp                      8,900         222,322
Hancock Holding Co                       1,300          55,835
Harbor Florida Bancshares Inc            3,400          65,110
Harleysville Group Inc                   5,100         151,725
Harleysville National Corp               1,731          80,059
Health Care REIT Inc                     6,300         149,625
Healthcare Realty Trust Inc              7,900         207,770
HealthExtras Inc *                       1,000           9,463
Highwoods Properties Inc                10,500         279,825
Hilb, Rogal & Hamilton Co                2,600         113,750
Home Properties of NY Inc                4,000         120,400
Horace Mann Educators                    7,900         170,245
HRPT Properties Trust                   25,600         249,088
Hudson River Bancorp                     2,100          37,943
Hudson United Bancorp                    9,746         248,523
IBERIABANK Corp                          1,700          50,147
Independence Community Bank             11,600         228,984
Independent Bank Corp                    2,400          47,376
Independent Bank Corp MI                 1,600          39,211
IndyMac Bankcorp Inc                    12,300         329,640
Innkeepers USA Trust                     5,800          69,484
Integra Bank Corp                        2,700          66,879
Interactive Data Corp                    7,200          64,800
International Bancshares Corp *          3,488         146,475
Interpool Inc                            2,000          31,400
Investors Real Estate Trust              2,300          20,240
IRT Property Co                          5,000          54,450
Irwin Financial Corp                     1,000          25,150
JDN Realty Corp                          5,700          77,520
Jefferies Group Inc                      4,100         132,840
John H Harland Co                        5,700         132,810
JP Realty Inc                            1,500          36,750
Kansas City Life Insurance Co              800          32,000
Keystone Property Trust                  2,600          34,814
Kilroy Realty Corp                       4,800         139,680
Koger Equity Inc                         4,300          70,950
Kramont Realty Trust                     2,400          32,775
Kronos Inc *                             1,950          79,852
LA Quinta Properties Inc *              25,200         130,536
Lakeland Bancorp Inc                     3,200          57,819
LandAmerica Financial Group Inc          4,000         127,400
Lasalle Hotel Properties                 3,300          58,806
Lexington Corporate Properties           3,100          47,957
Local Financial Corp *                   2,600          33,481
M&T Bank Corp                                1              75
Macerich Co                              6,700         166,160
MAF Bancorp Inc                          3,900         119,730
Main Street Banks Inc                      900          15,884
Manufactured Home Communities Inc        3,300          92,730
MB Financial Corp *                      1,700          44,123
McGrath RentCorp                         1,200          28,968

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Medallion Financial Corp                 3,300         $33,825
MeriStar Hospitality Corp                8,100         192,375
MicroFinancial Inc                         300           4,854
MID Atlantic Realty Trust                1,300          16,222
Mid-America Apartment Communities        2,700          69,093
Mid-America Bancorp                      1,127          32,627
Mid-State Bancshares                     3,300          60,192
Midland Co                                 800          35,600
Midwest Banc Holdings Inc                1,400          30,746
Mills Corp                               3,700          91,020
Mission West Properties Inc              1,900          22,950
Mississippi Valley Bancshares            1,100          43,890
Multex.com Inc *                         5,300          86,125
National City Bancorp                      900          26,908
National Data Corp                       6,200         200,880
National Golf Properties Inc             2,500          68,125
National Health Investors Inc            4,100          42,230
National Penn Bancshares Inc             2,866          58,008
National Processing Inc *                  700          19,600
National Western Life Insurance 'A' *      400          43,596
Nationwide Health Properties Inc         9,000         181,800
NBC Capital Corp                         1,600          47,038
NBT Bancorp Inc                          3,595          69,383
NCO Group Inc 'A' *                      3,500         108,255
Net.B@nk Inc *                           4,800          54,240
New York Community Bancorp Inc           6,450         242,842
NextCard Inc *                           7,300          80,665
Northwest Bancorp Inc                    2,400          25,200
OceanFirst Financial Corp                1,600          41,504
Ocwen Financial Corp *                   5,700          58,425
Ohio Casualty                           12,200         157,990
Old Second Bancorp Inc                   1,600          52,819
Omega Financial Corp                     1,600          51,504
Oriental Financial Group                 2,400          45,600
Pacific Capital Bancorp                  4,600         140,070
Pacific Gulf Properties Inc              4,300          21,027
Pacific Northwest Bancorp                2,300          48,760
Pan Pacific Retail Properties            3,900         101,400
Park National Corp                       2,250         230,625
Parkway Properties                       1,300          45,825
Pennfed Financial Services               1,500          34,589
Pennsylvania REIT                        1,900          46,930
People's Bank Bridgeport                 4,600         107,226
Peoples Holdings Co                      1,700          56,019
PFF Bancorp Inc                          1,900          47,500
Philadelphia Consolidated Holding Corp * 2,000          69,560
PICO Holdings Inc *                      1,800          26,316
Pinnacle Holdings Inc *                 10,600          63,706
PMA Capital Corp 'A'                     2,300          41,515
Port Financial Corp                      2,100          42,451
Portal Software Inc *                   16,700          68,851
Post Properties Inc                      8,000         302,800
Prentiss Properties Trust                5,900         155,170
Presidential Life Corp                   3,500          78,400
Prime Group Realty Trust                 1,100          14,850
ProAssurance Corp *                      3,050          52,612
Profit Recovery Group *                  8,150          93,399
Promistar Financial Corp                 2,745          65,880
Prosperity Bancshares Inc                  300           7,166
Provident Bancorp Inc                    1,400          27,294
Provident Bankshares Corp *              5,395         134,551


---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

PS Business Parks Inc                    2,200         $61,600
Quaker City Bancorp Inc *                1,300          38,244
R&G Financial Corp 'B'                   2,300          36,915
Raymond James Financial Inc              7,400         226,440
Realty Income Corp                       5,200         153,712
Reckson Associates Realty Corp           7,200         165,600
Redwood Trust Inc                          300           6,813
Regency Centers Corp                     4,500         114,300
Republic Bancorp Inc                     8,642         120,124
Republic Bancorp Inc 'A'                 2,900          37,634
Republic Bancshares Inc *                1,800          30,331
Resource America Inc 'A'                 4,200          54,924
RFS Hotel Investors Inc                  5,900          93,161
Richmond County Financial Corp           4,700         176,344
Riggs National Corp Washington           3,400          57,766
RLI Corp                                 1,200          53,904
Royal Bancshares of Pennsylvania         1,600          29,548
Ryder Systems Inc                       10,300         201,880
S&T Bancorp Inc                          4,400         110,484
S1 Corp *                               12,018         168,252
Sandy Spring Bancorp Inc                 1,900          61,180
Santander BanCorp                        1,390          27,174
Saul Centers Inc                         2,000          37,780
SCPIE Holdings Inc                       1,700          34,340
Seacoast Banking Corp/FL                 1,200          41,974
Seacoast Financial Services Corp         4,600          74,750
Second Bancorp Inc                       2,500          57,150
Selective Insurance Group                4,800         128,064
Senior Housing Properties Trust          2,200          28,600
Shurgard Storage Centers 'A'             5,900         184,375
Silicon Valley Bancshares Delaware *     8,700         191,400
Simmons First National Corp 'A'            900          30,007
SJNB Financial Corp                        900          38,848
SL Green Realty Corp                     4,100         124,271
Smith Charles E Residential Realty       3,900         195,585
Sotheby's Holdings Inc 'A'               4,800          77,424
Southwest Bancorp of Texas *             5,500         166,155
Southwest Securities Group Inc *         2,937          60,796
Sovran Self Storage Inc                  1,800          49,266
St. Francis Capital Corp                   700          15,268
State Auto Financial Corp                2,000          32,780
Staten Island Bancorp Inc                5,900         164,315
Sterling Bancorp NY                      1,000          30,546
Sterling Bancshares Inc                  4,100          78,638
Sterling Financial Corp                  1,400          32,353
Stewart Information Services Corp        2,100          40,929
Storage USA Inc                          3,400         122,400
Student Loan Corp                          600          41,850
Suffolk Bancorp                            800          35,793
Summit Properties Inc                    4,300         115,369
Sun Communities Inc                      2,900         102,515
Susquehanna Bancshares Inc               8,500         172,975
SY Bancorp Inc                             600          20,364
Tanger Factory Outlet Center             1,700          39,100
Taubman Centers Inc                      6,700          93,800
Texas Regional Bancshares                3,030         122,079
The InterCept Group Inc *                2,500          95,000
The South Financial Group Inc            7,387         139,467
The Trust Co of New Jersey               3,200          77,440
Thornburg Mortgage Asset Corp            3,200          49,545
Tompkins Trustco Inc                       800          31,545

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Town & Country Trust                     2,600         $53,040
TradeStation Group Inc *                 1,500           7,936
Triad Guaranty Inc *                     1,300          52,000
TrustCo Bank Corp NY                    10,790         144,046
Tucker Anthony Sutro                     3,600          79,200
UCBH Holdings Inc                        4,200         127,470
UICI *                                   7,500          95,625
UMB Financial Corp                       2,830         121,690
Umpqua Holdings Corp                     4,200          53,708
UNB Corp/OH                              3,000          55,403
United Bankshares Inc                    8,100         217,080
United Community Financial               5,600          48,720
United Dominion Realty Trust            19,800         284,130
United National Bancorp NJ               2,668          60,510
Universal American Financial Corp *      5,500          34,095
Universal Health Realty Income Trust     2,500          53,905
US Restaurants Properties                2,400          35,769
USB Holding Co Inc                       2,195          33,474
Value Line Inc                             300          12,666
Ventas Inc                              11,800         129,210
Vesta Insurance Group Inc                6,300          68,864
W Holding Co Inc                         4,500          58,500
W.R. Berkley Corp                        3,700         153,254
Washington REIT                          6,300         148,932
Washington Trust Bancorp                 1,600          35,154
Waypoint Financial                       5,500          68,630
Weingarten Realty Investments            5,500         241,175
WesBanco Inc                             2,900          72,761
West Coast Bancorp Oregon                1,900          24,031
Westamerica Bancorp                      6,600         259,050
Westcorp Inc                             1,564          33,157
WFS Financial Inc *                      1,733          53,290
Whitney Holding                          5,100         239,190
Winston Hotels Inc                       4,200          43,897
Wintrust Financial Corp                  2,000          49,613
Wit Soundview Group Inc *               11,300          20,679
World Acceptance Corp *                    500           4,605
Worldwide Xceed Group Inc *                310              12
WSFS Financial Corp                      2,600          44,642
XTRA Corp                                2,100         104,160
Zenith National Insurance Corp           1,200          32,400
                                                 --------------
                                                    32,729,511
                                                 --------------
Health Care - 13.11%

3D Pharmaceuticals Inc *                   200           1,919
aaiPharma Inc *                          1,100          17,229
Abiomed Inc *                            2,800          66,024
Accredo Health Inc *                     5,100         189,669
ACLARA BioSciences Inc *                 5,900          58,410
Adolor Corp *                            5,800         125,061
Advanced Neuromodulation Systems Inc *     800          20,764
Advanced Tissue Sciences Inc *          11,100          55,500
Aksys Ltd *                              2,400          24,892
Albany Molecular Research Inc *          4,100         155,841
Alexion Pharmaceuticals Inc *            3,600          86,400
Align Technology Inc *                   1,700          13,305
Allscripts Healthcare Solutions Inc *    7,900          71,100
Alpharma Inc                             5,600         152,600
American Healthways Inc *                1,600          61,524
American Medical Systems Holdings Inc *  4,800          73,551
AmeriPath Inc *                          4,900         143,570

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Amsurg Corp *                            4,300        $126,843
Amylin Pharmaceuticals Inc *            11,200         126,000
Antigenics Inc *                         3,300          65,061
Aphton Corp *                            3,400          74,460
Applied Molecular Evolution Inc *        2,400          29,900
Apria Healthcare Group Inc *             7,900         227,915
Arena Pharmaceuticals Inc *              3,200          97,397
Ariad Pharmaceuticals Inc *              6,400          32,448
ArQule Inc *                             4,200          90,813
Array BioPharma Inc *                    1,400          12,718
Arrow International Inc                  1,900          72,960
ArthroCare Corp *                        3,900         101,985
Aspect Medical Systems Inc *             1,600          24,800
ATS Medical Inc *                        4,300          54,180
Aurora Biosciences Corp *                4,500         139,500
AVANIR Pharmaceuticals *                 9,500          59,745
Avant Immunotherapeutics Inc *          10,700          60,455
AVI BIOPHARMA INC *                      3,700          28,625
Avigen Inc *                             4,400          94,600
Beverly Enterprises Inc *               18,800         201,160
Bio-Rad Labs 'A' *                       1,300          64,740
Bio-Technology General Corp *           12,200         159,820
BioMarin Pharmaceutical Inc *            3,000          39,630
Biopure Corp *                           3,400          89,658
Biosite Diagnostics Inc *                2,500         112,000
Bone Care International Inc *            1,300          34,450
BriteSmile Inc *                         3,700          38,819
Bruker Daltonics Inc *                   8,200         123,358
CardioDynamics International Corp *      5,700          30,609
Cell Genesys Inc *                       7,300         149,650
Cell Pathways Inc *                      5,300          33,549
Cell Therapeutics Inc *                  6,600         182,424
Cerus Corp *                             1,800         130,626
Charles River Laboratories Int'l Inc *   7,400         256,700
Cima Labs Inc                            2,800         219,415
Ciphergen Biosystems Inc *               1,900          12,803
Closure Medical Corp *                   1,000          22,970
Columbia Laboratories Inc *              4,900          39,641
Computerized Thermal Imaging Inc *       9,800          48,425
Conceptus Inc *                            600           8,984
CONMED Corp *                            2,900          75,545
Connetics Corp *                         7,400          56,092
Cooper Cos Inc                           2,700         138,780
Corixa Corp *                            8,410         143,559
Corvas International Inc *               6,300          74,084
CorVel Corp *                              600          22,350
Covance Inc *                           11,400         258,210
Coventry Health Care Inc *              12,600         254,520
CryoLife Inc *                           3,450         141,139
Cubist Pharmaceuticals Inc *             5,200         197,600
Curis Inc *                              4,000          25,240
CV Therapeutics Inc *                    3,300         188,100
Cyberonics *                             3,900          65,910
Cygnus Inc *                             6,600          67,650
Cytogen Corp *                          17,000          91,800
Datascope Corp                           2,300         106,007
Decode Genetics Inc *                    4,700          57,756
Deltagen Inc *                           1,100           9,861
Dendreon Corp *                          3,700          61,793
Diagnostic Products Corp                 6,000         199,200
Dianon Systems Inc *                     1,300          59,047

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Digene Corp *                            2,400         $97,920
Diversa Corp *                           5,400         109,836
Duramed Pharmaceuticals Inc *            4,800          85,722
Durect Corp *                            3,000          38,932
DUSA Pharmaceuticals Inc *               3,500          49,980
DVI Inc *                                1,500          26,400
DYAX CORP *                              4,300          74,818
Dynacq International Inc *               1,500          28,794
Eclipsys Corp *                          8,400         201,600
Edwards Lifesciences Corp *             11,500         303,140
Emisphere Technologies Inc *             3,400         107,100
Endo Pharmaceuticals Holdings Inc *      2,600          22,944
ENDOcare Inc *                           2,200          35,178
EntreMed Inc *                           3,600          57,600
Enzo Biochem Inc *                       4,015         137,715
Esperion Therapeutics Inc *              5,000          53,656
Exact Sciences Corp *                      100          1,374
Exelixis Inc *                           7,300         138,481
First Horizontal Pharmaceutical Corp *   1,400          44,861
Genaissance Pharmaceuticals Inc *        2,700          37,842
Gene Logic Inc *                         5,200         113,360
Genelabs Technologies *                  5,300          10,918
Genencor International Inc *             1,200          19,035
Genome Therapeutics Corp *               5,000          74,200
GenStar Therapeutics Corp *                900           6,648
Genta Inc *                              4,800          64,272
Gentiva Health Services Inc *            4,200          75,600
Genzyme Biosurgery *                     5,100          42,103
Genzyme Molecular Oncology *             2,100          28,405
Genzyme Transgenics Corp *               4,000          39,760
Geron Corp *                             4,500          63,000
Guilford Pharmaceuticals Inc *           4,700         159,800
Haemonetics Corp *                       4,300         131,150
Harvard Bioscience Inc *                 2,300          25,325
Hemispherx Biopharma Inc *               1,700          12,134
Hooper Holmes Inc                       11,200         114,800
Hyseq Inc *                              2,800          32,200
i-STAT Corp                              2,700          39,798
ICU Medical Inc *                          800          32,966
IDEXX Laboratories Inc *                 6,400         200,000
IGEN International Inc *                 2,600          67,600
ILEX Oncology Inc *                      5,700         170,430
Illumina Inc *                           2,600          30,574
Imatron Inc *                           13,400          26,800
ImmunoGen Inc *                          7,100         142,000
Immunomedics Inc *                       7,800         166,920
IMPATH Inc *                             3,600         159,480
Impax Laboratories Inc *                 2,200          26,793
INAMED Corp *                            3,400          83,130
Incyte Genomic Inc *                    12,800         313,856
Inkine Pharmaceutical Co *               4,500          22,011
Insmed Inc *                             5,000          44,872
Inspire Pharmaceuticals Inc *            2,400          33,541
Integra LifeSciences Holdings Corp *     2,200          47,547
InterMune Inc *                          4,400         156,728
Interneuron Pharmaceuticals *            7,900          66,953
Intuitive Surgical Inc *                 6,900          93,056
Invacare Corp                            4,400         169,972
Inverness Medical Technologies Inc *     5,100         188,370
Isis Pharmaceuticals Inc *               7,300          90,447
Kendle International Inc *               1,200          24,006

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Keryx Biopharmaceuticals Inc *            1,300        $13,743
KOS Pharmaceuticals Inc *                 1,300         48,360
Kosan Biosciences Inc *                   1,400         10,761
KV Pharmaceutical Co 'B' *                3,850        128,975
LA Jolla Pharmaceutical Co *              5,100         52,184
Landauer Inc                              1,000         29,948
Large Scale Biology Corp *                1,000          7,088
Lexicon Genetics Inc *                    5,400         67,500
LifePoint Hospitals Inc *                 7,500        332,100
Ligand Pharmaceuticals 'B' *              8,800         99,440
Luminex Corp *                            2,600         51,974
MacroChem Corp *                          5,500         48,755
Magellan Health Services Inc *            3,600         45,999
Martek Biosciences Corp *                 3,400         96,900
Matrix Pharmaceutical Inc *               5,100         53,193
Maxim Pharmaceuticals Inc *               4,300         27,133
Maxygen Inc *                             5,100         98,940
Med-Design Corp *                         1,800         54,157
Medicines Co *                            4,300         87,953
MedQuist Inc *                            2,016         59,835
Mentor Corp Minn                          4,800        136,800
MGI Pharma Inc *                          4,200         52,500
Microvision Inc *                         2,400         50,904
Mid Atlantic Medical Services *           9,300        166,749
Miravant Medical Technologies *           2,700         30,780
Molecular Devices Corp *                  3,500         70,175
Nabi Inc *                                7,400         58,756
Nanogen Inc *                             2,600         17,654
Napro Biotherapeutics Inc *               3,400         34,619
National Healthcare Corp *                  800         14,135
Neopharm Inc *                            1,500         38,183
Neose Technologies Inc *                  2,600        117,000
Neurocrine Biosciences Inc *              4,200        167,958
Neurogen Corp *                           3,000         68,850
Northfield Laboratories *                 1,300         21,270
Novavax Inc *                             1,500         16,471
Noven Pharmaceuticals Inc *               4,400        172,480
Novoste Corp *                            3,300         84,150
NPS Pharmaceuticals Inc *                 5,300        213,060
Ocular Sciences Inc *                     3,800         96,520
Onyx Pharmaceuticals Inc *                4,500         53,321
Option Care Inc *                         1,800         27,312
OraSure Technologies Inc *                4,400         54,904
Orchid Biosciences *                      8,100         61,965
Organogenesis Inc *                       5,900         43,660
Owens & Minor Inc                         6,500        123,500
PacifiCare Health Systems *               5,800         94,540
Packard BioScience *                     11,100         92,130
Pain Therapeutics Inc *                   1,900         14,510
Paradigm Genetics *                       2,100         18,900
Parexel International Corp *              5,500        107,250
Pediatrix Medical Group *                 3,400        112,682
Penwest Pharmaceuticals Co *              1,400         21,648
Per-Se Technologies Inc *                 5,866         47,808
Peregrine Pharmaceuticals Inc *          22,200         58,386
Perrigo Co *                             12,800        213,632
Pharmaceutical Resources Inc *            3,200         98,036
Pharmacopeia Inc *                        4,900        117,600
Pharmacyclics *                           3,000        101,700
Pharmos Corp *                            7,500         28,076
PolyMedica Corp *                         2,600        105,300

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Possis Medical Inc *                     4,200         $50,521
Pozen Inc *                              2,900          43,424
Praecis Pharmaceuticals *                9,100         149,604
Progenics Pharmaceuticals Inc *          1,100          20,984
Province Healthcare Co *                 6,100         215,269
PSS World Medical Inc *                 16,300         104,809
Regeneration Technologies Inc *          3,700          32,560
Regeneron Pharmaceutical Inc *           5,100         176,715
RehabCare Group Inc                      2,800         134,960
Renal Care Group Inc *                   9,200         302,588
Respironics Inc *                        6,600         196,416
Ribozyme Pharmaceuticals Inc             1,800          18,000
Rigel Pharmaceuticals Inc *              3,600          30,546
RightChoice Managed Care Inc *             800          35,520
Rosetta Inpharmatics *                   3,800          58,797
Sangamo Biosciences Inc *                1,300          18,999
SangStat Medical Corp *                  4,100          67,158
SciClone Pharmaceuticals Inc             6,300          36,729
Scios Inc *                              7,700         192,240
Seatle Genetics Inc/WA *                   100             609
Select Medical Corp *                    1,100          21,962
Sequenom Inc                             3,700          51,800
Serologicals Corp *                      4,000          85,211
Sierra Health Services *                 2,700          18,894
Sola International Inc *                 3,500          49,299
SonoSite Inc *                           1,700          32,980
Specialty Laboratories *                 1,300          49,119
SRI/Surgical Express Inc *                 800          24,285
Star Scientific Inc *                    7,800          22,698
Stericycle Inc *                         2,900         136,155
STERIS Corp *                           13,000         260,650
Sunrise Assisted Living Inc *            3,900         102,375
SuperGen Inc *                           4,100          60,393
SurModics Inc *                          2,400         141,120
Sybron Dental Specialties *              6,132         125,645
Syncor International Corp *              4,300         133,300
Tanox Inc *                              4,200         132,278
Targeted Genetics Corp *                 6,900          44,850
Techne Corp *                            8,100         263,250
Telik Inc *                              4,500          44,248
Texas BioTechnology Corp *               7,100          59,498
The Immune Response Corp *               8,700          41,325
Theragenics Corp *                       6,900          77,073
Third Wave Technologies Inc *              500           5,156
Thoratec Laboratories Corp *             5,687          88,433
Titan Pharmaceuticals Inc *              4,800         144,048
Transgenomic Inc *                       3,200          60,694
Transkaryotic Therapies Inc *            4,200         123,690
Triangle Pharmaceuticals Inc *           5,400          25,272
Trimeris Inc *                           3,300         165,231
TriPath Imaging Inc *                    5,600          55,399
Tularik Inc *                            3,200          82,656
United Fire & Casualty Co                  700          20,418
United Therapeutics Corp *               2,800          37,380
Urocor Inc *                             2,500          39,057
Urologix Inc *                           2,600          47,523
US Oncology Inc *                       18,500         164,465
US Physical Therapy *                    1,650          26,351
V.I. Technologies Inc *                    100           1,283
Valentis Inc *                           4,400          27,500
Varian Inc *                             6,100         197,030


---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Vasomedical Inc *                        8,700         $37,584
VaxGen Inc *                             2,100          39,900
Ventana Medical Systems *                2,400          75,600
Ventiv Health Inc *                      3,700          76,368
Verisicor Inc *                          3,500          43,813
Vical Inc *                              3,900          54,522
Vidamed Inc *                            8,400          50,731
Vion Pharmaceuticals Inc *               3,800          33,457
ViroPharma Inc *                         3,100         105,216
Visx Inc *                               9,900         191,565
Vital Signs Inc                          1,400          46,270
Vysis Inc *                              1,000          25,156
West Pharmaceutical Services             2,000          54,000
Wilson Greatbatch Technologies Inc *     1,000          28,949
ZOLL Medical Corp *                      2,200          60,390
                                                 --------------
                                                    22,936,666
                                                 --------------
Integrated Oils - 0.14%

Holly Corp                               1,200          44,023
KCS Energy Inc                           6,600          43,484
Tesoro Petroleum Corp *                  6,400          80,640
W-H Energy Services Inc *                4,200          79,661
                                                 --------------
                                                       247,808
                                                 --------------
Materials & Processing - 7.48%

A.M. Castle & Co                           100           1,346
Airgas Inc *                             9,400         111,860
Albany International Corp 'A'            2,228          42,109
Albemarle Corp                           5,000         115,850
Alico Inc                                1,200          38,472
AMCOL International Corp                 3,900          23,400
Ameron International Corp                1,000          66,633
Apogee Enterprises Inc                   4,300          53,613
AptarGroup Inc                           6,300         204,309
Arch Chemicals Inc                       3,200          69,856
Armor Holdings Inc *                     2,400          36,000
Armstrong Holding                        4,800          17,040
Avatar Holdings Inc *                      400           9,184
Ball Corp                                5,400         256,824
Barnes Group Inc                         3,200          79,040
Bethlehem Steel Corp                    29,700          59,994
BMC Industries Inc                       2,300          13,776
Brady Corp 'A'                           3,000         108,390
Brush Engineered Materials Inc           3,200          51,200
Buckeye Technologies Inc *               4,200          60,480
Building Material Holding Corp *         1,400          21,257
Butler Manufacturing Co                    400           9,983
Cadiz Inc *                              5,400          54,000
Calgon Carbon Corp                       6,500          51,025
Cambrex Corp                             4,300         217,494
Caraustar Industries Inc                 5,100          46,920
Carpenter Technology                     3,800         111,302
CB Richard Ellis Services Inc *          2,200          34,540
Centex Construction Products               800          26,000
Century Aluminum Co                      3,200          51,328
Chemed Corp                              1,900          68,666
ChemFirst Inc                            2,600          68,120
Chesapeake Corp                          2,700          66,825
Circor International Inc                   900          16,217
Clarcor Inc                              4,300         115,455
Cleveland-Cliffs Inc                     2,300          42,550

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Commercial Metals Co                     2,300        $73,669
CompX International Inc                  1,900         22,705
CoorsTek Inc *                           1,300         48,750
Corn Products International Inc          6,900        220,800
Crestline Capital Corp *                 2,600         80,808
Crompton Corp                           22,119        241,097
Crown Cork & Seal Co Inc                23,300         87,375
Dal-Tile International Inc *            10,900        202,195
Del Webb Corp                            3,300        127,677
Delta & Pine Land Co                     6,900        135,585
Deltic Timber Corp                       1,900         54,720
Dycom Industries Inc *                   8,900        204,077
Earthshell Corp *                        6,100         20,740
Eden Bioscience Corp *                   2,500         24,975
Elcor Corp                               4,650         94,163
Emcor Group Inc *                        1,900         68,685
Encore Wire Corp *                       1,300         15,404
Energy Conversion Devices Inc *          2,900         81,200
Fairchild Corp 'A' *                       400          2,799
Ferro Corp                               5,900        128,679
Florida Rock Industries                  2,400        112,560
Foamex International Inc *               1,400         10,342
Forest City Enterprises 'A'              2,900        159,500
Georgia Gulf Corp                        5,700         88,350
Getty Realty Corp                          500          9,563
Gibraltar Steel Corp                     1,000         19,600
Granite Construction                     5,450        138,539
Greif Brothers Corp 'A'                  2,000         60,700
Griffon Corp *                           4,700         51,700
H.B. Fuller Co                           2,600        129,740
Harsco Corp                              7,800        211,614
Hexcel Corp                              4,500         57,375
Hughes Supply Inc                        4,600        108,790
IMC Global Inc                          21,100        215,220
Insignia Financial Group Inc *           3,700         45,510
Insituform Tech Inc 'A' *                4,100        149,650
Integrated Electrical Services *         4,700         45,825
Interface Inc 'A'                        8,800         66,000
Intermagnetics General Corp *            2,600         84,093
International Specialty Products Inc *   2,400         25,440
Ivex Packaging Corp *                    2,600         49,400
Jones Lang Lasalle Inc *                 4,800         63,360
Kaiser Aluminum Corp *                   2,600         10,348
Kaydon Corp                              5,700        146,205
Lennox International Inc                 6,700         73,365
Liqui-Box Corp                             500         19,485
LNR Property Corp                        4,300        150,500
Lone Star Technologies Inc *             4,900        177,380
Longview Fibre Co                       10,000        123,200
Louisiana-Pacific Corp                  20,400        239,292
LSI Industries Inc                       1,200         28,019
Lydall Inc *                             1,700         20,364
MacDermid Inc                            3,100         55,800
Maverick Tube Corp *                     5,900        100,005
Medis Technologies Ltd *                   800          8,785
Millennium Chemicals Inc                12,400        186,620
Minerals Technologies                    3,800        163,096
Mobile Mini Inc *                        3,000         98,940
Mueller Industries Inc *                 6,200        204,042
Myers Industries Inc                     2,950         44,545
Nanophase Technologies Corp *            1,200         13,237


--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

NCH Corp                                   600        $23,460
NCI Building Systems Inc *               3,100         56,575
New England Business Service             2,200         42,240
NL Industries Inc                        3,000         41,550
NN Inc                                   3,800         38,465
Nortek Inc                               1,100         34,342
NS Group Inc                             3,400         45,390
Octel Corp *                             1,100         17,844
Olin Corp                                6,600        112,134
Omnova Solutions Inc                     5,400         39,312
Oregon Steel Mills Inc                   6,200         52,608
Owens Illinois Inc *                    28,300        191,874
P.H. Glatfelter Co                       3,500         49,910
Paxar Corp *                             5,800         83,520
Penn Engineering & Manufacturing Corp    1,400         24,500
Perini Corp *                              500          5,000
Pitt-Des Moines Inc                        400         13,776
PolyOne Corp                            16,200        168,642
Pope & Talbot Inc                        1,800         23,238
Potlatch Corp                            5,500        189,255
Quaker Chemical Corp                       700         13,277
Quaker Fabric Corp *                     3,500         35,812
Quanex Corp                              2,600         67,340
Rayonier Inc                             5,300        246,185
Reliance Steel & Aluminum                3,150         79,538
Roanoke Electric Steel Corp              1,200         20,915
Rock-Tenn Co 'A'                         2,000         24,500
Rogers Cantel Corp *                     2,500         66,250
ROHN Industries Inc                      1,000          4,742
RPM Inc Ohio                            21,500        197,800
RTI International Metals Inc *           3,000         45,750
Ryerson Tull Inc                         4,122         55,606
Schawk Inc                                 300          3,055
Schulman Inc                             5,900         79,650
Scotts Co 'A' *                          3,000        124,350
Silgan Holdings Inc *                    1,200         21,072
Simpson Manufacturing Co Inc *           1,300         78,650
SLI Inc                                  3,000         24,750
Southern Peru Copper                     3,900         48,165
Spartech Corp                            2,200         53,130
SPS Technologies Inc *                   1,900         90,060
Standard Register                        2,600         48,100
Steel Dynamics Inc *                     4,900         61,250
Stepan Co                                1,200         31,440
Stillwater Mining Co *                   7,500        219,375
Symyx Technologies Inc *                 4,600        111,274
Tejon Ranch Co                             750         20,438
Terra Industries Inc                     4,000         15,573
Texas Industries Inc                     4,100        140,999
Timken Co                                9,700        164,318
Titanium Metals Corp *                   2,700         26,953
Trammell Crow Co *                       3,500         38,675
Tredegar Industries Corp                 3,100         59,365
Trex Co Inc *                            1,200         23,100
U.S. Concrete Inc *                      1,500         11,934
UCAR International Inc *                 8,000         95,600
Unifi Inc                                9,900         84,150
Universal Forest Products                1,500         33,750
URS Corp                                 3,100         83,700
USEC Inc                                15,800        133,194
USG Corp New                            10,300         43,466

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Valence Technology Inc *                 7,100        $45,653
Valmont Industries                       2,300         41,860
Watsco Inc                               2,600         36,660
Wausau-Mosinee Paper Corp                9,100        117,299
WD-40 Co                                 3,000         67,320
Wellman Inc                              6,100        109,190
Wolverine Tube Inc *                     1,500         24,855
Worthington Industries Inc              13,200        179,520
York International Corp                  7,500        262,650
                                                --------------
                                                   13,089,153
                                                --------------
Other - 0.83%

Carlisle Cos Inc                         5,900        205,733
Carter-Wallace Inc                       3,800         73,530
Federal Signal Corp                      8,900        208,883
Fisher Communications Inc                  600         43,657
GenCorp Inc                              6,500         83,200
GenTek Inc                                 960          5,088
Lancaster Colony Corp                    5,700        187,986
Lynch Interactive Corp *                   600         37,740
National Service Industries Inc          8,000        180,560
Quixote Corp                             1,800         51,336
Sequa Corp 'A' *                           900         40,950
Terremark Worldwide Inc *               24,700         37,050
Trinity Industries Inc                   7,200        147,600
U.S. Industries Inc                     13,600         55,760
Valhi Inc                                1,400         18,130
Walter Industries Inc                    5,700         67,830
                                                --------------
                                                    1,445,033
                                                --------------
Other Energy - 3.01%

3TEC Energy Corp *                       3,600         57,499
Atwood Oceanics Inc *                    2,200         77,220
Belco Oil & Gas Corp *                   2,500         22,500
Berry Petroleum 'A'                      2,400         34,800
Cabot Oil & Gas Corp                     6,000        146,400
Cal Dive International Inc *             5,600        137,760
Callon Petroleum Co *                    1,000         11,850
Carbo Ceramics Inc                       1,300         48,165
Chesapeake Energy *                     27,400        186,320
Chiles Offshore Inc *                      600         10,631
Clayton Williams Energy Inc *            1,800         30,510
Comstock Resources Inc *                 4,500         46,125
Denbury Resources Inc *                  1,600         15,040
Dril-Quip Inc *                          1,200         25,836
EEX Corp *                              10,100         27,270
Emex Corp *                                500          5,416
Encore Acquisition Co *                    100          1,148
Energy Partners Ltd *                    3,100         41,498
Evergreen Resources Inc *                2,800        106,400
Frontier Oil Corp                        6,000         79,500
FuelCell Energy Inc *                    5,000        115,450
Grey Wolf Inc *                         27,900        111,600
Gulf Island Fabrication Inc *              600          8,640
H Power Corp *                           5,600         54,281
Horizon Offshore Inc *                   3,700         49,950
Houston Exploration *                    1,400         43,750
HS Resources Inc *                       3,200        207,360
Input/Output Inc *                       8,900        113,030
Kaman Corp                               4,400         77,880
Key Energy Services Inc *               18,200        197,288

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Key Production Inc *                     3,500        $58,275
Lufkin Industries Inc                      400         11,021
Magnum Hunter Resources Inc *            4,200         37,314
McMoRan Exploration Co *                 1,900         28,500
Meridian Resource Corp *                 5,400         38,718
Millennium Cell Inc *                    4,400         46,339
NATCO Group Inc *                          400          3,514
Newpark Resources Inc *                 14,000        155,400
Nuevo Energy Co *                        3,800         61,940
Oceaneering International Inc *          4,300         89,225
Oil States International Inc *             800          7,363
Osca Inc *                               2,100         43,436
Parker Drilling *                       19,400        126,100
Patina Oil and Gas Corp                  4,000        106,000
Penn Virginia Corp                       2,000         65,800
Petroquest Energy Inc *                  6,100         42,626
Plains Resources Inc *                   3,800         91,200
Prima Energy Corp *                      2,550         61,430
Prize Energy Corp                          200          3,860
Pure Resources Inc                       2,600         46,800
PYR Energy Corp *                        1,600         11,340
Quicksilver Resources Inc *              2,400         43,124
Range Resources Inc                     11,500         68,879
Remington Oil & Gas Corp *               4,000         76,000
RPC Inc                                  3,200         45,440
Seacor Smit Inc *                        3,450        161,253
Seitel Inc *                             5,000         65,500
Spinnaker Exploration Co *               3,400        135,524
St Mary Land & Exploration               6,200        144,832
Stone Energy Corp *                      4,151        183,889
Superior Energy Services Inc *           8,500         67,150
Swift Energy Co *                        4,400        132,572
Syntroleum Corp *                        4,200         38,178
Tom Brown Inc *                          7,100        170,400
TransMontaigne Inc *                     5,600         32,480
Trico Marine Services Inc *              5,100         54,264
Unit Corp *                              6,100         96,685
Universal Compression Holdings Inc *     1,500         42,600
Veritas DGC Inc *                        6,200        172,050
Vintage Petroleum Inc                   10,300        192,610
Westport Resources Corp *                4,000         83,853
Xanser Corp                              3,200         23,415
                                                --------------
                                                    5,258,016
                                                --------------
Producer Durables - 8.37%

Active Power Inc *                       5,400         89,914
ADE Corp *                               1,200         22,800
Advanced Energy Industries Inc *         3,600        148,572
AGCO Corp *                             12,800        117,120
Allen Telecom Inc *                      5,000         75,000
Alliant Techsystems Inc *                2,700        242,730
American Superconductor Corp *           4,000        103,200
AMETEK Inc 'W'                           7,000        213,850
Andrew Corp *                           15,900        293,355
ANTEC Corp *                             5,900         73,160
Applied Industrial                       3,400         64,430
Applied Innovation Inc *                   400          3,334
Artesyn Technologies Inc *               7,300         94,170
Astec Industries Inc *                   3,000         51,750
AstroPower Inc *                         2,100        109,302
Asyst Technologies Inc *                 5,700         76,950

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

ATMI Inc *                               4,900       $147,000
Audiovox Corp *                          3,400         37,740
Baldor Electric Co                       4,600         98,302
Be Aerospace Inc *                       6,000        114,100
Beacon Power Corp *                      7,300         50,282
Beazer Homes USA Inc *                   1,900        120,420
Belden Inc                               4,800        128,400
Briggs & Stratton Corp                   4,200        176,820
Brooks Automation Inc                    3,400        156,740
C&D Technologies Inc                     4,700        145,700
C-COR.net Corp *                         5,900         70,800
Cable Design Technologies *              8,550        138,168
Champion Enterprises Inc                10,200        116,076
Cognex Corp *                            5,700        192,945
Cohu Inc                                 4,000         90,000
Credence Systems Corp *                 10,200        247,248
Crossman Communities Inc *                 800         31,752
CTS Corp                                 5,400        110,700
CUNO Inc *                               3,500        105,000
Curtiss-Wright Corp                      1,100         59,070
Cymer Inc *                              6,000        151,740
Dionex Corp *                            3,800        126,350
Donaldson Co Inc                         7,600        236,740
DuPont Photomasks Inc *                    700         33,775
Electro Scientific Industries Inc *      5,300        201,930
Electroglas Inc *                        4,900         86,730
EMCORE Corp *                            4,300        132,225
Engineered Support Systems               1,600         62,594
Entegris Inc *                           6,700         76,581
Esterline Technologies Corp              3,400         73,950
FEI Co *                                 2,600        106,600
Flow International Corp *                1,000         10,781
Flowserve Corp                           7,400        227,550
Franklin Electric Co Inc                   600         45,540
FSI International Inc *                  5,000         70,000
Gardner Denver Inc *                     2,000         41,100
General Cable Corp                       7,000        129,850
Genlyte Group Inc *                      1,800         55,638
GenRad Inc                               5,600         33,600
Gorman-Rupp Co                             800         19,246
Graco Inc                                6,050        199,650
Headwaters Inc *                         5,300         84,652
Heico Corp                               1,900         36,480
Helix Technology Corp                    4,800        146,304
Hovnanian Enterprises Inc *              3,500         50,696
Idex Corp                                5,900        200,600
Integrated Measurement Systems Inc *     1,600         35,059
InterDigital Communications Corp *      10,400        137,800
Ionics Inc *                             3,400        107,100
Itron Inc *                              3,300         62,491
JLG Industries Inc                       7,500         92,625
KB Home                                  7,000        211,190
Kennametal Inc                           6,000        221,400
Kimball International 'B'                6,800        108,800
Kulicke and Soffa Industries Inc *       9,300        159,588
Ladish Co Inc *                          2,900         38,705
Lincoln Electric Holdings Co             5,800        147,900
Lindsay Manufacturing Co                 2,000         38,000
LTX Corp *                               9,300        237,708
M/I Schottenstein Homes Inc                700         27,602
Magnetek Inc *                           3,100         38,750

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Manitowoc Co Inc                         4,750       $140,125
MasTec Inc *                             3,500         46,200
Mattson Technology Inc *                 5,400         94,392
MDC Holdings Inc                         3,260        115,404
Measurement Specialties Inc *              600         10,032
Meritage Corp *                          1,000         45,920
Metawave Comunications *                 9,500         49,305
Micros Systems Inc *                     3,700         81,400
Milacron                                 4,000         62,680
Mine Safety Appliances Co                1,200         41,100
MKS Instruments Inc *                    4,024        115,891
Moog Inc 'A'                             1,100         42,845
MTS Systems Corp                         2,900         39,921
NACCO Industries Inc                     1,300        101,387
Nanometrics Inc *                        1,800         49,477
Nordson Corp                             4,500        119,250
North American Scientific *                800         11,580
NVR Inc *                                1,400        207,200
Optical Cable Corp *                       500          5,000
Orbital Sciences Corp *                  6,500         25,220
Osmonics Inc *                           2,500         34,500
Palm Harbor Homes Inc *                  2,900         63,075
Peco II Inc *                            1,300          8,500
Photon Dynamics Inc *                    2,900         78,300
Photronics Inc *                         4,600        118,036
Plantronics Inc *                        6,900        159,735
Powell Industries Inc *                  1,700         50,911
Powerwave Technologies Inc *            10,800        156,326
Presstek Inc *                           7,300         87,600
PRI Automation Inc *                     5,200         96,330
Rayovac Corp *                           4,200         89,460
Regal-Beloit Corp                        3,700         76,960
Robbins & Myers Inc                      1,200         33,840
Roper Industries Inc                     5,700        237,975
Rudolf Technology Inc *                  1,600         75,200
SBA Communications Corp                  7,500        185,625
Schuler Homes Inc *                      7,100         95,966
Semitool Inc                             3,000         35,790
Skyline Corp                             1,200         32,640
Somera Communications Inc                4,600         32,936
SpestraLink Corp *                       3,800         49,438
Standard Pacific Corp                    5,100        118,065
Standex International Corp               2,100         49,560
Stewart & Stevenson Services             5,300        174,900
Surebeam Corp 'C' *                      2,000         34,180
Technitrol Inc                           5,300        137,800
Tecumseh Products Co                     3,000        148,500
Teledyne Technologies Inc *              6,200         94,240
Tennant Co                               1,800         72,000
Terayon Communication Systems *         14,000         85,680
Terex Corp *                             4,500         95,400
The Ryland Group Inc                     2,900        146,740
Therma-Wave Inc *                        3,700         70,559
Thermo Fibertek Inc *                    1,100          3,190
Thomas & Betts Corp                     11,300        249,391
Thomas Industries Inc                    2,400         70,800
Toll Brothers Inc *                      4,600        180,826
Tollgrade Communications *               2,500         71,250
TRC Cos Inc *                            1,300         52,130
Triumph Group Inc *                      3,300        161,700
Ultratech Stepper *                      4,300        110,295

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------


                                                    Market
                                     Shares          Value
                                     ------          -----

Varian Semiconductor Equipment *         6,300       $264,600
Veeco Instruments Inc *                  4,800        190,800
Vicor Corp *                             3,700         60,310
Watts Industries Inc 'A'                 3,000         50,850
Wesco International Inc *                3,200         29,120
Western Multiplex *                      6,600         45,263
Woodhead Industries Inc                  1,300         22,100
Woodward Governor Co                     1,500        126,525
X-Rite Inc                               1,800         15,912
Zygo Corp *                              3,300         73,425
                                                --------------
                                                   14,632,103
                                                --------------
Technology - 14.90%

3D Systems Corp *                        2,300         39,032
ACT Manufacturing Inc *                  3,000         32,820
Actel Corp *                             4,400        108,020
Actuate Corp *                           9,500         90,725
Adaptec Inc *                           17,900        177,926
ADTRAN Inc *                             3,500         71,750
Advanced Digital Information Corp *     10,200        176,460
Aeroflex Inc *                          11,698        122,829
Aether Systems Inc *                     5,300         46,905
Agile Software Corp *                    5,300         89,943
Akamai Technologies Inc *               12,200        111,935
Alliance Fiber Optic Products Inc *        500          2,375
Alliance Semiconductor Corp              5,100         61,302
Alpha Industries Inc                     8,800        260,040
American Management Systems Inc *        8,100        191,160
ANADIGICS Inc *                          6,450        148,350
Analogic Corp                            1,300         59,215
Anaren Microwave Inc *                   4,300         86,000
Anixter International Inc *              5,100        156,570
Ansoft Corp *                              400          6,788
AnswerThink Consulting Group *           8,600         85,914
Ansys Inc *                              3,600         67,274
Arbitron Inc *                           5,200        125,320
AremisSoft Corp *                        3,200         51,840
Art Technology Group Inc *              10,600         61,480
Asiainfo Holdings Inc *                  5,700        112,378
Aspect Communications Corp *             8,400         58,716
Aspen Technology Inc *                   6,000        145,200
August Technology Corp *                   200          2,851
Auspex Systems Inc *                     7,200         51,318
Avanex Corp *                            5,700         55,193
Avant Corp                               7,300         97,090
Avici Systems Inc *                     10,800         92,394
Avid Technology Inc *                    5,400         84,780
Avocent Corp *                           8,626        196,242
Aware Inc *                              3,200         28,800
AXT Inc *                                3,800        101,460
BEI Technologies Inc                     2,500         67,407
Bel Fuse Inc                             1,400         46,550
Bell Microproducts Inc *                 4,000         47,756
Benchmark Electronics Inc *              3,600         87,696
Black Box Corp *                         3,800        255,968
Blue Martini Software *                  1,900          5,690
Borland Software Corp *                 10,400        162,240
Braun Consulting Inc *                   2,700         21,735
Brio Technology Inc *                    3,700         27,010
BSQUARE Corp *                           3,800         39,938
CacheFlow Inc *                          6,400         31,552


--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

CACI International Inc 'A' *             2,100        $98,700
Caliper Technologies Corp *              3,600         75,780
Cambridge Technology Partners Inc *     10,400         36,816
Caminus Corp *                           2,200         59,334
CareCentric Inc *                          153            451
Carreker Corp *                          3,800         81,700
Carrier Access Corp *                    2,100         12,579
Catalytica Energy Systems Inc *          3,200         69,440
Catapult Communications Corp *           1,300         29,199
Celeritek Inc *                          3,100         46,345
Centillium Communications Inc *          4,500        111,330
Centra Software Inc *                    4,800         81,409
Checkpoint Systems Inc                   6,400        113,920
ChipPAC Inc *                            7,400         77,121
Chordiant Software Inc *                 5,400         16,740
CIBER Inc *                              9,400         89,300
Clarent Corp *                           4,600         42,274
Click Commerce Inc *                     2,300         20,664
Cognizant Technology Solutions Corp *    1,500         63,675
Coherent Inc *                           5,400        195,318
Commerce One Inc *                      35,900        209,656
CommScope Inc *                         10,000        235,000
Computer Network Technology Corp *       4,700         49,867
Concurrent Computer Corp *               9,800         68,600
Constellation 3D Inc *                   1,200          6,792
Convera Corp *                           2,800         14,000
Copper Mountain Networks Inc *          12,800         52,480
Corillian Corp *                         1,400          5,600
CoSine Communications Inc *             12,700         28,398
Covad Communications Group Inc          35,200         35,552
Covansys Corp *                          3,500         39,550
Crossroads Systems Inc *                 2,900         18,821
Cubic Corp                                 900         28,431
Daktronics Inc *                         3,400         52,235
Datastream Systems *                     3,200         24,128
DDi Corp *                               7,500        150,000
Digex Inc *                              4,300         55,900
Digimarc Corp *                          2,300         55,545
Digital Lightwave Inc *                  2,500         92,400
Digitas Inc *                            1,000          4,400
Ditech Communications Corp *             5,900         43,701
Divine Inc 'A' *                        13,100         27,462
DMC Stratex Networks Inc *              15,600        155,727
Docent Inc *                             5,800         57,899
Documentum Inc *                         6,600         85,272
DRS Technologies Inc *                   3,100         71,113
DSP Group Inc *                          5,100        109,395
Duraswitch Industries Inc *                100          1,546
E.piphany Inc *                         11,100        112,578
Echelon Corp *                           4,600        141,249
EDO CORP                                 2,300         36,621
Elantec Semiconductor Inc *              4,400        148,676
Electronics For Imaging Inc *           10,400        306,800
Embarcadero Technologies Inc *           1,300         29,003
Entrust Technologies Inc *               7,400         52,374
EPIQ Systems Inc *                       1,500         38,468
ESCO Technologies Inc *                  2,600         78,390
eSpeed Inc *                             3,100         68,200
ESS Technology *                         4,600         48,760
Exar Corp *                              7,500        148,200
Excel Technology Inc *                   1,700         37,536

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

EXE Technologies Inc *                   4,600        $26,909
Extensity Inc *                          1,900         19,190
F5 Networks Inc *                        3,900         68,523
Fibercore Inc *                          4,400         28,594
FileNet Corp *                           6,900        102,120
Flir Systems Inc *                       2,500         62,466
Forrester Research Inc *                 2,100         47,439
FreeMarkets Inc *                        6,200        124,000
Gartner Group Inc 'A'                   14,100        155,100
General Semiconductor Inc *              6,900         72,174
Genuity Inc *                           32,600        101,533
Gerber Scientific Inc                    4,100         44,895
GlobeSpan Inc *                          9,700        141,373
Handspring Inc *                         2,400         18,448
Harmonic Inc *                          11,800        117,794
hi/fn Inc *                              1,500         22,695
HNC Software Inc *                       6,800        170,000
Hutchinson Tech *                        5,200         99,060
Hyperion Solutions Corp *                6,300         94,500
I-many Inc *                             7,100         95,682
iBasis Inc *                             4,700         23,500
Identix Inc *                            4,525         28,281
IDX Systems Corp *                       2,500         37,500
II-VI Inc *                              2,000         35,000
Imation Corp *                           6,600        166,320
IMRglobal Corp *                         6,000         65,580
Indus International Inc *                4,300         34,839
Inet Technologies Inc *                    800          6,552
InFocus Corp *                           7,600        154,964
Infogrames Inc *                         2,900         22,040
Information Resources Inc                4,700         48,513
Informix Corp *                         56,200        328,208
Inktomi Corp *                          22,000        210,980
Innovative Solutions & Support Inc *       600          8,625
Integral Systems Inc/MD *                1,300         31,314
Integrated Circuit Systems *             5,400        103,680
Integrated Silicon Solution *            6,000         83,400
Intelidata Technologies Corp *           7,100         41,890
Inter-Tel Inc                            4,600         54,786
Interactive Intelligence Inc *             600          6,600
Intergraph Corp *                        9,700        149,380
Internet Capital Group *                36,300         72,600
InterTrust Technologies *               12,100         14,520
InterVoice Inc *                         5,800         63,800
IntraNet Solutions Inc *                 3,600        136,980
Iomega Corp *                           53,300        127,387
ITXC Corp *                              6,900         48,300
Ixia *                                   7,500        142,251
IXYS Corp *                              1,800         28,080
J.D. Edwards & Co *                     19,200        271,488
JDA Software Group Inc *                 3,900         64,779
JNI Corp *                               5,200         72,800
Kana Communications *                   33,180         67,687
Keane Inc *                             10,400        228,800
Keithley Instruements Inc                1,300         27,690
Keynote Systems Inc *                    5,600         61,320
Kopin Corp *                            13,900        168,451
Kroll-O'Gara Co *                        1,200         11,332
Lantronix Inc *                          4,200         43,184
LeCroy Corp *                              900         22,883
Legato Systems Inc *                    17,400        277,530

--------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Lexar Media Inc *                          100           $159
Lexent Inc *                             1,600         13,800
Liberate Technologies *                 20,300        222,285
LightPath Technology Inc *               4,800         42,720
Littelfuse Inc *                         3,500         93,765
Macromedia Inc *                        11,500        206,638
Manhattan Associates Inc *               2,500         99,375
Manufacturers Services *                 1,300          7,721
MapInfo Corp *                           3,000         66,000
MatrixOne Inc *                          5,300        122,907
Maxwell Technologies Inc *               1,400         31,165
McAfee.com Corp *                        1,900         23,332
MCSi Inc *                               2,900         43,935
Mechanical Technology Inc *              5,100         36,771
MEMC Electronic Materials Inc *          6,500         49,725
Mercury Computer Systems Inc *           3,600        158,760
Merix Corp *                             3,200         55,870
MetaSolv Inc *                           6,100         48,373
Methode Electronics                      8,000         68,800
Micro General Corp *                     1,200         19,646
Micron Electronics Inc *                 7,400         11,766
Microsemi Corp *                         2,500        177,500
MicroStrategy Inc *                      5,500         15,400
Microtune Inc *                          4,900        107,611
MIPS Technologies Inc 'A' *              8,200        141,860
Moldflow Corp *                            100          1,538
MRO Software Inc *                       2,300         36,340
MRV Communications Inc *                13,800        129,030
MSC.Software Corp *                      3,500         65,510
Net2Phone Inc *                          3,400         20,400
Netgrity Inc *                           4,600        138,000
NetIQ Corp *                             7,756        242,685
Netro Corp *                             9,400         39,856
NetScout Systems Inc *                   2,200         14,300
Network Peripherals Inc *                3,400         39,780
New Focus Inc *                          8,900         73,425
Newport Corp                             6,700        177,550
Next Level Communications Inc *          2,600         17,519
NMS Communications Corp *                6,200         43,400
Novadigm Inc *                           2,600         29,250
Novatel Wireless Inc *                   1,600          3,242
NU Horizons Electronics Corp *           1,500         14,250
Nuance Communications *                  5,800        104,516
Numerical Technologies Inc *             3,100         65,100
NYFIX Inc *                              4,300        137,385
Oak Technologies Inc                     8,000         84,720
ON Semiconductor Corp *                  4,100         18,622
ONYX Software Corp *                     4,900         39,200
Oplink Communication Inc *              25,600         95,831
Opnet Technologies Inc *                 1,000         17,839
Optical Communication Products Inc *     1,800         19,119
OTG Software Inc *                       4,300         30,100
Packteer Inc *                           5,200         65,156
Park Electrochemical Corp                3,750         99,000
PC-Tel Inc *                             1,400         12,894
PEC Solutions Inc *                        800         17,649
Pemstar Inc *                            4,100         60,083
Performance Technologies Inc *           1,000         14,974
Pericom Semiconductor Corp *             4,000         62,880
Perot Systems Corp 'A' *                11,800        213,580
Phoenix Technologies Ltd *               4,500         65,700

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

PictureTel Corp *                        9,100         $50,871
Pinnacle Systems Inc *                   8,200          49,610
Pioneer Standard Electronics             5,400          69,120
Pixelworks Inc *                         4,200         150,108
Planar Systems Inc *                     2,400          62,051
Plexus Corp *                            8,100         267,300
PLX Technology *                         4,700          39,903
Pomeroy Computer Resources *               800          11,979
Power Integrations Inc *                 5,800          90,480
ProcureNet Inc *                           700             105
Progress Software Corp *                 6,300         102,060
Proton Energy Systems Inc *              7,300          87,447
Proxim Inc *                             6,000          84,600
Puma Technology Inc                      7,200          21,600
Radiant Systems Inc *                    2,750          44,330
RadiSys Corp *                           2,550          58,268
Rainbow Technologies Inc                 4,400          24,596
Rambus Inc *                            15,100         185,881
Read-Rite Corp *                        21,400         113,863
Red Hat Inc *                            5,200          20,800
Register.com Inc *                       4,500          69,705
REMEC Inc *                              9,650         119,660
Remedy Corp *                            5,400         187,920
Research Frontiers Inc                   2,400          64,800
Roxio Inc *                              4,000          52,000
Saba Software Inc                        5,500          90,255
Safeguard Scientifics Inc               21,000         107,940
Sage Inc *                               3,000          46,419
Sanchez Computer Associates *            2,000          26,500
Sapient Corp *                          14,300         139,425
SatCon Technology Corp                   2,700          28,215
Sawtek Inc *                             6,000         140,933
SBS Technologies Inc                     3,400          64,328
ScanSource Inc *                         1,400          66,272
SCM Microsystems Inc *                   3,000          31,200
SeaChange International Inc              3,000          54,090
Secure Computing Corp                    6,200          97,402
SeeBeyond Technology Corp *              4,800          76,320
Selectica Inc *                          1,400           5,992
Sensormatic Electronics Corp            15,500         263,500
Serena Software Inc *                    3,000         109,020
SignalSoft Corp *                        2,300          26,404
Silicon Graphics Inc *                  38,200          53,098
Silicon Image Inc *                      6,600          33,000
Silicon Laboratories Inc *               1,000          22,061
Silicon Storage Technology Inc *        13,600         137,768
Simplex Solutions Inc *                  1,100          26,024
Sipex Corp *                             4,100          47,683
SONICblue Inc *                         15,800          52,140
SonicWALL Inc                            7,300         184,033
Sorrento Networks Corp *                 3,300          39,534
Spectra-Physics Lasers Inc *               500          11,570
SpectraSite Holdings Inc *              11,700          84,708
Spectrian Corp *                         3,000          47,916
SpeechWorks International Inc *          5,400          84,632
SPSS Inc *                               1,600          25,296
Standard Microsystems Corp *             2,100          37,590
Stanford Microdevices *                  1,000          16,900
StarBase Corp *                         10,500          38,325
Stratos Lightwave Inc *                 11,658         151,554
Structural Dynamics Research Corp *      6,100         149,450

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Sunrise Telecom Inc *                    2,100         $12,473
Supertex Inc *                           1,500          18,510
Support.com Inc *                        2,900          18,672
Sykes Enterprises Inc *                  5,500          60,500
Symetricom Inc *                         5,450          79,788
Synplicity Inc *                         1,400          13,990
Syntel Inc *                               900           6,930
Systems & Computer Technology *          5,600          50,680
Talx Corp                                1,900          75,772
The TriZetto Group Inc *                 4,700          43,475
Three-Five Systems Inc *                 3,700          66,526
Titan Corp *                             9,300         212,597
Transaction Systems Architecture 'A' *   7,000         108,500
TranSwitch Corp *                       15,400         169,400
Trikon Technologies Inc *                2,800          39,131
Trimble Navigation *                     4,800          93,552
Tripath Technology Inc *                 1,900          16,767
TriQuint Semiconductor Inc *            15,700         353,250
TTM Technologies Inc *                   1,100           9,663
Turnstone Systems Inc *                  7,600          53,200
Ulticom Inc *                            1,400          47,320
Unigraphics Solutions Inc *              1,300          41,275
Uniroyal Technology Corp *               1,900          16,150
United Idustrial Corp                    1,400          23,409
Universal Access Inc *                  10,100          62,620
Universal Display Corp *                 2,200          37,378
Unova Inc *                              8,600          59,168
USinternetworking Inc *                  2,100           2,520
VA Linux Systems *                       3,100          10,831
Vastera Inc *                            3,400          48,196
Verity Inc *                             6,000         119,700
ViaSat Inc *                             3,200          76,416
Viasystems Group *                      10,000          30,100
Viewpoint Corp *                         5,900          50,150
Virage Logic Corp *                      1,100          17,009
Virata Corp *                            8,800         104,098
Visual Networks Inc *                    7,100          62,125
Vitria Technology Inc *                 11,400          39,148
WatchGuard Technologies *                5,200          53,300
Wave Systems Corp 'A' *                  9,800          52,626
WebEx Communications Inc *               3,600          95,808
webMethods Inc *                         4,100          86,686
Websense Inc *                           3,800          76,000
Western Digital Corp *                  34,700         138,800
Witness Systems Inc *                    1,400          15,359
WJ Communications Inc *                  1,200           5,570
Xicor Inc *                              5,200          57,463
Xybernaut Corp *                        11,400          54,720
Zebra Technologies Corp 'A' *            5,200         255,424
Zixit Corp *                             2,900          26,535
Zomax Optical Media *                    5,600          49,896
Zoran Corp *                             3,800         112,936
                                                 --------------
                                                    26,061,639
                                                 --------------
Utilities - 5.11%

Adelphia Business Solutions Inc *        5,400          22,140
AGL Resources Inc                       10,600         251,750
AirGate PCS Inc *                        2,300         119,600
Alamosa Holdings Inc *                  13,500         220,050
Alaska Communications Systems *          3,700          33,855
American States Water Co                 2,000          68,000

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

AT&T Latin America Corp *               10,800         $53,690
Atmos Energy Corp                        7,900         193,234
Avista Corp                              9,300         185,814
Boston Communications Group *            2,200          31,625
California Water Service Group           2,100          53,865
Cascade Natural Gas                      2,400          51,120
Centennial Communications Corp 'A' *       700           9,233
Central Vermont Public Service           1,900          35,866
CH Energy Group Inc                      3,300         145,035
Choice One Communications Inc *          1,000           6,740
CLECO Corp                               8,100         184,275
Commonwealth Telephone Enterprises *     2,500         105,625
Conestoga Enterprises Inc                1,000          29,498
Connecticut Water Svc Inc                1,500          51,764
Covanta Energy Corp *                    9,700         179,062
CT Communications Inc                    2,600          48,256
Dobson Communications Corp *             3,700          62,975
DQE Inc                                 11,600         261,000
El Paso Electric Co *                   10,100         161,499
Empire District Electric Co              3,400          70,346
Energen Corp                             5,500         151,800
Focal Communications Corp 'A' *            500           1,178
General Communication 'A' *              6,400          77,440
Golden Telecom Inc *                     1,200          16,800
Hawaiian Electric Industries             6,900         263,580
Hickory Tech Corp                        2,200          35,200
Hydril Co *                              3,100          70,464
IDT Corp *                               2,800          37,800
IDT Corp 'A' *                           4,800          52,800
Illuminet Holdings Inc *                 5,700         179,265
IMPSAT Fiber Networks Inc *              1,600           3,200
Intrado Inc *                            2,100          35,994
ITC Deltacom Inc *                       9,600          38,400
Laclede Gas Co                           3,000          76,200
Leap Wireless International Inc *        5,600         169,680
LodgeNet Entertainment Corp *            1,700          29,750
Madison Gas & Electric Co                2,900          80,620
Middlesex Water Co                       1,500          50,926
Montana Power Co                        21,700         251,720
NEON Communications Inc *                1,500          10,485
Network Plus Corp *                      2,400           6,504
New Jersey Resources                     3,500         158,200
Newpower Holdings Inc *                 10,100          90,741
North Pittsburgh Systems                 4,300          68,757
Northwest Natural Gas Co                 4,900         122,010
Northwestern Corp                        3,900          87,360
NTELOS Inc *                             2,700          81,162
NUI Corp                                 3,400          78,472
ONEOK Inc                               10,600         208,820
Otter Tail Power Inc                     4,100         113,775
Peoples Energy Corp                      7,300         293,460
Philadelphia Suburban Corp               8,825         225,039
Piedmont Natural Gas                     6,300         223,776
Price Communications Corp *              9,470         191,199
Public Service Co of North Carolina      7,700         247,170
RCN Corp *                               5,700          31,293
RGS Energy Group Inc                     6,800         255,000
Rural Cellular Corp                      1,400          63,420
SEMCO Energy Inc                         3,500          52,500
Sierra Pacific Resources                16,366         261,692
SJW Corp                                   400          34,200

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

South Jersey Industries Inc              2,300         $71,645
Southern Union Co *                      5,548         113,179
Southwest Gas Corp                       5,600         132,608
Southwestern Energy Co                   5,300          64,925
Ubiquitel Inc *                          6,800          51,590
UGI Corp                                 5,900         159,300
UIL Holdings Corp                        2,700         131,193
UniSource Energy Corp                    6,500         149,305
United Global Com Inc 'A' *             14,600         126,290
US Unwired Inc *                         7,000          74,140
Western Gas Resources Inc                3,500         114,100
WGL Holdings Inc                         9,600         260,256
Wireless Facilities Inc *                5,700          36,985
WPS Resources                            5,200         183,300
XO Communications Inc 'A' *             54,500         104,640
                                                 --------------
                                                     8,937,225
                                                 --------------

Total Common Stocks
   (Cost $168,587,579)                             164,549,416
                                                 --------------

                                   Principal
                                     Amount        Value
                                     ------        ------

SHORT-TERM INVESTMENT - 9.99%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.99%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $17,471,367; collateralized by U.S.
   Treasury Notes--market value
   $17,817,499 and due 02/15/23)   $17,467,000      17,467,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                        17,467,000
                                                 --------------

Total Short-Term Investment
   (Cost $17,467,000)                               17,467,000
                                                 --------------

TOTAL INVESTMENTS - 104.07%
   (Cost $186,060,103)                             182,021,131


OTHER ASSETS AND
LIABILITIES, NET - (4.07%)                          (7,125,320)
                                                 --------------

NET ASSETS - 100.00%                              $174,895,811
                                                 --------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) The Amount of $1,410,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                              Number of            Unrealized
               Type           Contracts           Appreciation
---------------------------------------------------------------
Russell 2000 (09/01)              45                  $276,095
                                                 --------------

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $186,060,103
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $19,284,538


Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                      (23,323,510)
                                                 --------------

Net unrealized depreciation                        ($4,038,972)
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
REIT PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 96.30%

Consumer Discretionary - 6.61%

Frontline Capital Group Inc *          311,700        $467,550
Hilton Hotels Corp                      20,400         236,640
Host Marriott Corp                     274,100       3,431,732
Interstate Hotels Corp *                 1,360           3,808
Starwood Hotels & Resorts Worldwide    225,433       8,404,142
Wyndham International Inc 'A' *        128,200         320,500
                                                 --------------
                                                    12,864,372
                                                 --------------
Financial Services - 89.69%

AMB Property Corp                      173,400       4,466,784
AMLI Residential Properties            106,600       2,622,360
Apartment Investment & Mgmt Co 'A'      60,000       2,892,000
Archstone Communities Trust            254,900       6,571,322
Arden Realty Inc                       283,355       7,565,578
AvalonBay Communities Inc              252,800      11,818,400
Boston Properties Inc                  182,100       7,447,890
BRE Properties Inc                      57,200       1,733,160
Brookfield Properties Corp             418,300       7,993,713
Burnham Pacific Properties Inc          46,040         225,596
Cabot Industrial Trust                 126,800       2,662,800
CarrAmerica Realty Corp                141,100       4,303,550
Chateau Communities Inc                 75,500       2,370,700
Equity Office Properties               451,722      14,287,967
Equity Residential Properties Trust    176,100       9,958,456
Essex Property Trust Inc               107,600       5,331,580
Federal Realty Investment Trust        231,600       4,803,384
General Growth Properties Inc           28,300       1,113,888
Great Lakes REIT Inc                    29,723         541,255
Innkeepers USA Trust                    54,300         650,514
Koger Equity Inc                        21,900         361,350
Macerich Co                            101,700       2,522,160
Mack-Cali Realty Corp                  124,100       3,534,368
Manufactured Home Communities Inc      106,000       2,978,600
Pacific Gulf Properties Inc             15,423          75,418
Post Properties Inc                     30,200       1,143,070
Prime Group Realty Trust                 8,986         121,311
Prologis Trust                         203,980       4,634,426
PS Business Parks Inc                   56,000       1,568,000
Public Storage Inc                     305,824       9,067,682
Reckson Associates Realty Corp          16,800         386,400
Rouse Co                               125,600       3,598,440
Shurgard Storage Centers 'A'            73,500       2,296,875
Simon Property Group Inc               304,400       9,122,868
Smith Charles E Residential Realty     128,400       6,439,260
Spieker Properties Inc                 153,700       9,214,315
Summit Properties Inc                  136,700       3,667,661
Sun Communities Inc                     28,400       1,003,940
Taubman Centers Inc                    171,645       2,403,030
Trizec Hahn Corp                       302,100       5,495,199
Vornado Realty Trust                   145,600       5,684,224
                                                 --------------
                                                   174,679,494
                                                 --------------

Total Common Stocks
  (Cost $164,374,081)                              187,543,866
                                                 --------------

---------------------------------------------------------------

                                     Principal
                                      Amount         Value
                                      ------         -----

SHORT-TERM INVESTMENT - 3.57%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.57%

State Street Bank and Trust Co
 3.000% due 07/02/01
 (Dated 06/29/01, repurchase price
 of $6,961,740; collateralized by U.S.
 Treasury Notes--market value
 $7,099,896 and due 02/15/23)       $6,960,000      $6,960,000
                                                 --------------
Total Securities Held Under Repurchase
 Agreement                                           6,960,000
                                                 --------------

Total Short-Term Investment
 (Cost $6,960,000)                                   6,960,000
                                                 --------------

TOTAL INVESTMENTS - 99.87%
 (Cost $171,334,081)                               194,503,866

OTHER ASSETS AND
LIABILITIES, NET - 0.13%                               248,251
                                                 --------------

NET ASSETS - 100.00%                              $194,752,117
                                                 --------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $171,334,081
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $25,701,856

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (2,532,071)
                                                 --------------

Net unrealized appreciation                        $23,169,785
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
June 30, 20001 (Unaudited)

---------------------------------------------------------------

                                     Principal      Market
                                      Amount        Value
                                      ------        -----

CORPORATE NOTES - 5.07%

Financial Services - 5.07%

Associates Corp North America
 4.223% due 05/17/02 ++             $8,500,000      $8,508,313
J.P. Morgan & Co Inc
 5.750% due 02/25/04                 4,000,000       4,040,080
Key Bank NA
 6.051% due 04/24/03                 4,500,000       4,562,464
Morgan Stanley Dean Witter Co
 5.625% due 01/20/04                 3,800,000       3,816,355
Washington Mutual Inc
 4.380% due 05/14/04                 5,500,000       5,503,416
                                                 --------------
                                                    26,430,628
                                                 --------------

Total Corporate Notes
 (Cost $26,271,793)                                 26,430,628
                                                 --------------

MORTGAGE-BACKED SECURITIES - 11.94%

Collateralized Mortgage Obligations - 4.90%

Bear Stearns Mortgage Securities Inc
 7.000% due 03/25/27 "               1,000,000       1,013,505
Countrywide Inc
 8.417% due 03/25/24 " ++               39,117          39,039
DLJ Mortgage Acceptance Corp
 6.750% due 07/25/29 "               2,955,151       2,934,953
GE Capital Mortgage Corp
 5.500% due 02/25/09 "                  11,922          11,890
Greenwich Capital Acceptance Corp
 6.715% due 02/01/09 " + ~           9,103,365       9,053,780
Home Savings of America
 6.309% due 05/25/27 " ++              190,629         189,744
Imperial Savings & Loan Association
 8.839% due 07/25/17 " ++                7,034           7,013
 9.900% due 02/25/18 " ++               31,181          31,910
Mellon Residential Funding Corp
 6.460% due 07/25/29 "                 989,008         989,831
NationsLink Funding Corp
 4.361% due 04/10/07 "               3,677,666       3,682,789
 5.805% due 11/10/30 "                 499,957         499,985
Prudential Home Mortgage Securities Co
 6.600% due 08/25/23 "                 652,467         653,305
Residential Accredited Loans Inc
 7.500% due 03/25/27 "               2,924,149       3,024,550
Residential Funding Mtg Securities Inc
 6.500% due 04/25/29 "                 500,000         480,347
 8.894% due 03/25/25 " ++               27,271          27,455
Ryland Mortgage Securities Corp
 5.000% due 11/25/31 "                  41,670          40,170
 7.071% due 10/01/27 " + ++            654,516         654,516
 7.382% due 10/25/18 " ++               22,294          22,203
Salomon Brothers Mtg Securities VII Inc
 4.155% due 07/25/29 " ++            1,943,751       1,947,428
SASCO Commercial Mortgage Trust
 4.281% due 11/20/01 " ~ ++            219,386         219,587
                                                 --------------
                                                    25,524,000
                                                 --------------

---------------------------------------------------------------

                                     Principal      Market
                                      Amount         Value
                                      ------         -----

Federal Home Loan Mortgage Corporation - 1.15%

 5.804% due 02/15/02 " ++           $1,300,000      $1,305,876
 6.000% due 12/15/17 "                 833,597         835,152
 6.250% due 11/15/15 "               1,180,852       1,180,822
 6.500% due 08/15/23 "               2,132,397       2,155,089
 6.750% due 02/01/08 "                     305             306
 7.400% due 07/25/19 " + ++            329,633         327,522
 7.430% due 07/01/21 " + ++            165,024         165,024
                                                 --------------
                                                     5,969,791
                                                 --------------
Federal National Mortgage Association - 1.03%

 6.448% due 08/01/17 " ++            1,560,696       1,582,905
 6.670% due 02/01/17 " ++                1,190           1,208
 6.676% due 03/01/24 " ++              119,833         121,295
 6.676% due 08/01/24 " ++              269,764         273,057
 6.676% due 07/01/26 " ++               89,738          90,853
 6.676% due 10/01/27 " ++                3,639           3,684
 6.761% due 03/01/18 " ++            1,407,791       1,426,724
 6.857% due 06/01/18 " ++               46,115          46,803
 6.900% due 09/01/09 " ++            1,081,636       1,122,398
 7.000% due 08/18/21 "                 150,763         151,517
 8.155% due 01/01/25 " ++              315,727         325,400
 8.252% due 12/01/22 " ++              232,357         237,047
                                                 --------------
                                                     5,382,891
                                                 --------------
Government National Mortgage Association - 4.86%

 5.650% due 10/20/18 "               1,113,733       1,111,388
 6.000% due 06/15/29 "               2,904,140       2,814,390
 6.375% due 02/20/25 " ++              479,026         489,774
 6.375% due 01/20/27 " ++              663,710         677,052
 6.500% due 11/15/33 "               3,589,154       3,563,638
 6.550% due 06/15/40 "              12,356,351      12,138,301
 7.375% due 05/20/23 " ++               99,391         101,455
 7.375% due 05/20/26 " ++              515,749         525,333
 7.500% due 11/15/29 "                  97,775         100,437
 7.625% due 10/20/24 " ++              484,782         500,131
 7.625% due 11/20/26 " ++              548,702         565,737
 7.625% due 12/20/26 " ++              379,311         391,079
 7.750% due 09/20/22 " ++            1,280,097       1,317,953
 7.750% due 09/20/23 " ++               55,038          56,667
 7.750% due 07/20/25 " ++              842,420         866,980
 9.000% due 01/15/17 "                  75,051          81,413
                                                 --------------
                                                    25,301,728
                                                 --------------
Stripped Mortgage Backed Securities - 0.00%

Federal Home Loan Mortgage Corp (IO)
 6.500% due 09/15/18 "                 173,462           5,260
                                                 --------------
Total Mortgage-Backed Securities
 (Cost $61,554,401)                                 62,183,670
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                     Principal      Market
                                      Amount        Value
                                      ------        -----

OTHER ASSET-BACKED SECURITIES - 4.53%

Banc One Auto Grantor Trust
 6.290% due 07/20/04 "                $731,434        $738,074
Champion Home Equity Loan Trust
 8.371% due 05/25/28 " ++              497,762         506,326
Conseco Financial
 8.480% due 12/01/31 "              12,000,000      12,903,497
Contimortgage Home Equity Loan Trust
 4.190% due 08/15/28 " ++               71,235          71,229
 5.163% due 06/15/28 " ++              452,379         451,907
Countrywide Home Equity Loan Trust
 4.220% due 08/15/25 " ++            1,088,682       1,088,376
EQCC Home Equity Loan Trust
 5.770% due 05/20/10 "                 119,303         119,139
ONYX Acceptance Grantor Trust
 6.300% due 05/15/04 "                 818,317         821,237
Option One Mortgage Loan Trust
 4.588% due 02/25/29 "               2,148,346       2,160,407
Racers
 6.986% due 03/03/03 " ~ ++          3,200,000       3,201,443
Salomon Brothers Mtg Services VII Inc
 4.355% due 02/25/27 " ++              401,825         402,173
Southern Pacific Secured Assets Corp
 4.676% due 07/25/29 " ++            1,087,449       1,085,239
The Money Store Home Equity
 6.040% due 08/15/17 "                  31,454          31,428
                                                 --------------

Total Other Asset-Backed Securities
  (Cost $22,667,295)                                23,580,475
                                                 --------------

U.S. TREASURY INFLATION INDEX BONDS - 99.60%

 3.375% due 01/15/07 # ***          91,838,000      92,986,067
 3.500% due 01/15/11 # ***         122,577,600     123,075,633
 3.625% due 07/15/02 ** ***         73,942,313      75,351,875
 3.625% due 01/15/08 # ***          30,604,396      31,302,574
 3.875% due 01/15/09 # ***          44,981,850      46,471,919
 3.875% due 04/15/29 # **          139,758,600     149,672,796
                                                 --------------

Total U.S. Treasury Inflation Index Bonds
 (Cost $519,208,085)                               518,860,864
                                                 --------------

FOREIGN BOND - 0.39%

Philippines - 0.39%

Asian Development Bank
 5.820% due 06/16/28                 2,050,000       2,012,245
                                                 --------------

Total Foreign Bond
 (Cost $2,050,000)                                   2,012,245
                                                 --------------

---------------------------------------------------------------

                                     Principal      Market
                                      Amount         Value
                                      ------         -----

FOREIGN GOVERNMENT BONDS - 2.19%

Austria - 0.16%

Republic of Austria
 5.500% due 01/15/10 # ***          $1,000,000        $862,229
                                                 --------------
France - 2.03%

Republic of France
 3.000% due 07/25/09                12,888,000      10,566,623
                                                 --------------
Total Foreign Government Bonds
 (Cost $11,910,764)                                 11,428,852
                                                 --------------

PURCHASED CALL OPTIONS - 0.00%

U.S. Treasury 5-Year Note Futures (CBOT)
 Strike @ 108.50 Exp. 08/18/01
 300 Contracts                         300,000           4,687
                                                 --------------

Total Purchased Call Options
 (Cost $15,673)                                          4,687
                                                 --------------

PURCHASED PUT OPTIONS - 0.00%

U.S. Treasury Note (OTC)
 5.500% due 02/15/08
 Strike @ 92.50 Exp. 07/02/01
 5,500 Contracts                    55,000,000           1,100
                                                 --------------

Total Purchased Put Options
 (Cost $19,531)                                          1,100
                                                 --------------

                                                    Value
                                                    -----

SHORT-TERM INVESTMENTS - 68.09%

U.S. GOVERNMENT AGENCY ISSUES - 13.07%

Federal Home Loan Mortgage Corp
 3.570% due 07/24/01                57,700,000      57,568,396
Federal National Mortgage Association
 3.870% due 09/12/01                 6,300,000       6,250,561
 4.685% due 09/06/01                 4,300,000       4,262,507
                                                 --------------

Total U.S. Government Agency Issues                 68,081,464
                                                 --------------

U.S. TREASURY BILL - 0.28%

 3.374% due 10/18/01 **              1,500,000       1,484,160
                                                 --------------

Total U.S. Treasury Bill                             1,484,160
                                                 --------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                     Principal
                                      Amount        Value
                                      ------        -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 54.74%

State Street Bank and Trust Co
 3.000% due 07/02/01
 (Dated 06/29/01, repurchase price
 of $23,173,792; collateralized by U.S.
 Treasury Notes--market value
 $23,632,932 and due 02/15/23)     $23,168,000     $23,168,000

 3.870% due 07/02/01
 (Dated 06/29/01, repurchase price
 of $131,042,248; collateralized by U.S.
 Treasury Bills--market value
 $133,665,106 and due 09/27/01)    131,000,000     131,000,000
                                                 --------------

 4.000% due 07/02/01
 (Dated 06/29/01, repurchase price
 of $131,043,667; collateralized by U.S.
 Treasury Notes--market value
 $132,074,013 and due 02/15/23)    131,000,000     131,000,000
                                                 --------------

Total Securities Held Under Repurchase
 Agreement                                         285,168,000
                                                 --------------

Total Short-Term Investments
 (Cost $354,733,766)                               354,733,624
                                                 --------------

TOTAL INVESTMENTS - 191.81%
  (Cost $998,431,308)                              999,236,145

OTHER ASSETS AND
LIABILITIES, NET - (91.81%)                       (478,284,961)
                                                 --------------

NET ASSETS - 100.00%                              $520,951,184
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $4,948,974 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                                     Number of      Unrealized
           Type                      Contracts     Depreciation
---------------------------------------------------------------
Municipal Bond Futures (09/01)               3         ($1,678)
U.S. Treasury 5-Year Notes (09/01)         545        (180,402)
                                                 --------------
                                                     ($182,080)
                                                 --------------

(b) Swap agreements outstanding at June 30, 2001:

                                                    Unrealized
                                     Notional      Appreciation
           Type                       Amount      (Depreciation)
---------------------------------------------------------------
Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: Goldman Sachs
Exp. 09/19/02                    BP 22,000,000        $198,546

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.

Broker: Bank of America
Exp. 06/15/03                      $17,800,000          35,155

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: Goldman Sachs
Exp. 03/19/06                    BP 22,000,000        (896,414)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/27                   JY 875,000,000        (450,888)


Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30                     ED 1,270,000         (21,792)
                                                 --------------
                                                   ($1,135,393)
                                                 --------------

(c) Transactions in options for the period ended June 30, 2001, were as follows:

                                     Number of
                                     Contracts      Premium
---------------------------------------------------------------
Outstanding, December 31, 2000           1,301        $290,739
Options Written                            977         336,254
Options Exercised                           37          12,620
Options Expired                          2,241         614,373
                                     --------------------------
Outstanding, June 30, 2001                   0              $0
                                     --------------------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

(d) Forward foreign currency contracts outstanding at June 30, 2001, were summarized as follows:

                        Principal
Contracts                Amount
to Buy or              Covered by   Expiration    Unrealized
to Sell    Currency     Contracts      Month     Depreciation
---------------------------------------------------------------
  Sell        ED      $13,302,000      07/01          ($53,075)
                                                 --------------

(e) Notional and principal amount denoted in the indicated currency:

         BP - British Pound
         ED - Euro Dollar
         JY - Japanese Yen

(f) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $998,431,308
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $2,380,834

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (1,575,997)
                                                 --------------

Net unrealized appreciation                           $804,837
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

CORPORATE BONDS & NOTES - 38.10%

Autos & Transportation - 2.13%

American Airlines
   9.710% due 01/02/07             $11,584,892     $12,366,003
AMR Corp
   9.000% due 09/15/16               4,500,000       4,394,299
Continental Airlines Inc
   7.256% due 03/15/20                 237,064         239,829
DaimlerChrysler AG
   7.450% due 03/01/27               2,000,000       1,890,130
DaimlerChrysler North America Holdings
   6.670% due 09/25/01              13,000,000      13,065,637
Ford Motor Co
   7.700% due 05/15/97               2,000,000       1,893,962
General Motors Corp
   7.400% due 09/01/25               1,000,000         978,770
Northwest Airlines Corp
   10.530% due 01/15/09 ~            3,875,486       4,042,481
United Airlines Inc
   9.210% due 01/21/17                 800,000         792,012
   9.560% due 10/19/18               1,650,000       1,674,123
   10.850% due 02/19/15              1,000,000       1,120,725
                                                 --------------
                                                    42,457,971
                                                 --------------
Consumer Discretionary - 0.46%

Allied Waste North America Inc
   7.625% due 01/01/06                 500,000         496,875
Amerco Inc
   7.200% due 04/01/02               1,700,000       1,692,263
Chancellor Media Corp
   8.000% due 11/01/08                 250,000         260,000
   8.125% due 12/15/07                 250,000         260,000
Charter Communications Holdings
   8.250% due 04/01/07                 500,000         476,250
Lenfest Communications Inc
   8.375% due 11/01/05                 800,000         862,000
Tele-Communications - TCI Group
   8.250% due 01/15/03                 570,000         593,302
Time Warner Pass Through Asset Trust
   9.625% due 05/01/02                 300,000         310,935
Time Warner Pass
   6.100% due 12/30/01 ~               650,000         653,523
USA Waste Services
   7.000% due 10/01/04                 300,000         305,537
Viacom Inc
   7.750% due 06/01/05               2,260,000       2,403,083
Waste Management Inc
   6.125% due 07/15/01                 800,000         800,041
                                                 --------------
                                                     9,113,809
                                                 --------------
Consumer Staples - 0.95%

Coca-Cola Enterprises Inc
   6.375% due 08/01/01                 250,000         250,408
Nabisco Inc
   6.125% due 02/01/33              13,800,000      13,886,084

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

Philip Morris Cos Inc
   7.000% due 07/15/05                $340,000        $348,311
   7.125% due 08/15/02               1,300,000       1,327,541
   7.625% due 05/15/02                 200,000         204,252
   7.750% due 01/15/27                 900,000         902,557
Procter & Gamble Co
   6.875% due 09/15/09                 175,000         181,907
RJ Reynolds Tobacco Holdings Inc
   7.375% due 05/15/03               1,000,000       1,014,301
Safeway Inc
   6.050% due 11/15/03                 805,000         815,291
                                                 --------------
                                                    18,930,652
                                                 --------------
Financial Services - 22.13%

Ahold Finance USA Inc
   8.250% due 07/15/10                 245,000         264,722
Amer Health Prop
   7.050% due 01/15/02                 200,000         201,248
American General Corp
   6.875% due 12/14/01              13,100,000      13,278,317
   7.500% due 07/15/25               1,500,000       1,563,252
Associates Corp North America
   6.250% due 11/01/08                 150,000         147,852
AT&T Capital Corp
   5.860% due 04/26/02              10,500,000      10,604,507
   6.600% due 05/15/05               2,200,000       2,226,996
   7.110% due 09/13/01               4,200,000       4,223,856
BankAmerica Corp
   7.200% due 09/15/02               1,000,000       1,028,717
   7.500% due 10/15/02                 500,000         516,921
   7.875% due 12/01/02               2,500,000       2,602,480
Bear Stearns Cos Inc
   4.560% due 11/30/04              17,100,000      17,127,223
   6.150% due 03/02/04               8,100,000       8,173,313
Beneficial Corp
   6.250% due 02/18/13               1,240,000       1,252,007
Capital One Bank
   4.460% due 02/11/02               8,800,000       8,761,685
   5.050% due 07/28/03               3,000,000       2,959,422
   6.480% due 06/28/02               1,200,000       1,218,821
   6.760% due 07/23/02               7,200,000       7,326,821
Chrysler Financial
   4.001% due 01/30/02               9,700,000       9,651,199
CIT Group Inc
   7.125% due 10/15/04              15,000,000      15,556,395
CitiCorp
   8.000% due 02/01/03               1,000,000       1,048,172
Countrywide Funding Corp
   6.970% due 03/28/03               1,500,000       1,544,673
Countrywide Home Loans Inc
   6.250% due 04/15/09                  40,000          38,870
   6.850% due 06/15/04                 110,000         113,367
Credit Asset Receivable LLC
   6.274% due 10/31/03 ~             4,153,241       4,170,224
Donaldson Lufkin & Jenrette Inc
   6.000% due 12/01/01               2,200,000       2,216,709
EOP Operating LP
   6.375% due 02/15/03               1,000,000       1,012,976
ERP Operating LP
   6.550% due 11/15/01                 300,000         302,205

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

Finova Capital Corp
   5.875% due 10/15/01              $2,000,000      $1,903,796
   6.450% due 11/06/01               7,000,000       6,553,750
Ford Motor Credit Corp
   5.158% due 07/13/01               4,000,000       4,000,080
   5.352% due 06/30/05              12,500,000      12,377,350
   6.700% due 07/16/04               2,900,000       2,962,243
   7.200% due 06/15/07               1,300,000       1,330,295
   7.500% due 03/15/05              22,700,000      23,575,607
GMAC Financial Services
   4.760% due 07/21/04               9,300,000       9,217,574
   5.096% due 04/05/04              15,100,000      14,880,099
   6.396% due 01/20/04              26,000,000      26,136,006
   6.750% due 12/10/02              14,000,000      14,299,390
   6.850% due 06/17/04               1,200,000       1,235,443
   7.625% due 05/05/03               2,500,000       2,600,825
Goldman Sachs Group Inc
   4.210% due 12/07/01 ~             3,500,000       3,504,459
GS Escrow Corp
   5.313% due 08/01/03               8,000,000       7,826,984
   6.750% due 08/01/01               2,100,000       2,098,904
Heller Financial Inc
   4.018% due 06/24/02               5,000,000       5,005,866
   4.570% due 04/28/03               3,400,000       3,388,382
   4.740% due 10/22/01              14,400,000      14,416,478
   6.500% due 07/22/02               4,000,000       4,073,000
Household Financial Inc
   4.406% due 05/28/04              15,100,000      15,113,454
   6.750% due 05/15/11              14,000,000      13,836,200
   7.000% due 08/01/03                 800,000         824,480
International Lease Finance
   6.375% due 08/01/01                 250,000         250,426
Lehman Brothers Holding Inc
   6.625% due 12/27/02                 175,000         179,097
   7.715% due 04/02/02                 300,000         301,438
Lehman Brothers Holding PLC
   6.972% due 09/03/02               9,900,000       9,911,583
Long Island Savings Bank
   7.000% due 06/13/02                 875,000         895,850
MBNA Corp
   4.633% due 04/25/02               7,600,000       7,581,198
   6.450% due 02/15/08               2,500,000       2,575,840
   6.875% due 07/15/04               2,000,000       2,035,642
   6.950% due 08/07/01                 500,000         500,035
Merrill Lynch & Co Inc
   5.710% due 01/15/02                 130,000         131,329
MIC Financing Trust
   8.375% due 02/01/27 ~               500,000         455,749
Morgan Stanley Dean Whitter Co
   4.548% due 08/07/03              17,000,000      17,017,510
National Westminster Bank PLC
   7.375% due 10/01/09                 530,000         555,106
NationsBank Corp
   7.250% due 10/15/25                 840,000         833,016
Popular North America Inc
   6.625% due 01/15/04               7,200,000       7,299,223
   7.375% due 09/14/01               4,600,000       4,630,654
Providian National Bank
   6.650% due 02/01/04               1,000,000       1,007,790
Qwest Capital Funding
   7.750% due 08/15/06 ~               500,000         524,125

---------------------------------------------------------------

                                    Principal      Market
                                     Amount        Value
                                     ------        -----

Salomon Smith Barney Holdings
   4.638% due 05/04/04              $1,000,000      $1,000,700
Sears Roebuck Acceptance Corp
   6.630% due 07/09/02               1,866,000       1,909,099
Simon Debartolo Group
   6.625% due 06/15/03               1,065,000       1,069,869
   6.750% due 07/15/04                 600,000         599,588
Transamerica Finance Corp
   7.250% due 08/15/02              10,000,000      10,232,100
US Bancorp
   8.125% due 05/15/02                 350,000         361,161
Wachovia Corp
   7.450% due 07/15/05              22,700,000      23,880,990
Wells Fargo & Co
   6.625% due 07/15/04                 945,000         979,790
   7.750% due 08/25/30              32,911,752      33,531,980
                                                 --------------
                                                   440,544,503
                                                 --------------
Health Care - 1.39%

Columbia/HCA Healthcare Corp
   5.351% due 09/19/02              17,000,000      17,000,510
   6.730% due 07/15/45                 500,000         502,670
   6.870% due 09/15/03               1,700,000       1,705,018
   6.875% due 07/15/01               3,650,000       3,652,500
   8.020% due 08/05/02                 400,000         408,985
   8.130% due 08/04/03               4,000,000       4,111,028
Tenet Healthcare Corp
   8.000% due 01/15/05                 260,000         268,125
   8.625% due 12/01/03                  80,000          82,493
                                                 --------------
                                                    27,731,329
                                                 --------------
Integrated Oils - 0.55%

Kerr-McGee Corp
   4.500% due 06/28/04 +            11,000,000      11,000,000
                                                 --------------
Other - 0.03%

ITT Industries Inc
   6.750% due 11/15/03                 625,000         626,478
                                                 --------------
Other Energy - 2.89%

Enron Corp
   4.368% due 09/10/01 ~            23,250,000      23,259,137
NRG Energy Inc
   8.000% due 11/01/03               5,600,000       5,828,738
Occidental Petroleum Corp
   6.400% due 04/01/03                 400,000         405,976
   7.200% due 04/01/28                 745,000         723,607
   8.450% due 02/15/29                 595,000         661,898
   8.500% due 11/09/01               1,439,000       1,457,186
Petroleum Geo Services
   7.125% due 03/30/28                 450,000         369,497
Phillips Petroleum Co
   8.500% due 05/25/05               6,750,000       7,331,040
R&B Falcon Corp
   6.500% due 04/15/03               3,000,000       3,051,249
   9.125% due 12/15/03              12,000,000      12,952,668
Williams Cos Inc
   7.625% due 07/15/19               1,500,000       1,451,784
                                                 --------------
                                                    57,492,780
                                                 --------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

Producer Durables - 0.17%

Tyco International Group
   5.875% due 11/01/04                $600,000        $601,167
   6.375% due 06/15/05               2,070,000       2,092,828
   6.875% due 01/15/29                 700,000         655,172
                                                 --------------
                                                     3,349,167
                                                 --------------
Technology - 0.29%

Aristar Inc
   7.375% due 09/01/04                 500,000         521,132
Panamsat Corp
   6.125% due 01/15/05                 385,000         370,099
Raytheon Co
   6.150% due 11/01/08                 350,000         324,356
   6.300% due 03/15/05               1,100,000       1,080,215
   6.450% due 08/15/02               3,400,000       3,412,821
                                                 --------------
                                                     5,708,623
                                                 --------------
Utilities - 7.11%

360 Communication Co
   7.125% due 03/01/03               1,350,000       1,388,202
BVPS II Funding Corp
   8.330% due 12/01/07               2,717,000       2,803,387
Calenergy Co Inc
   7.230% due 09/15/05                 600,000         612,080
Cleveland Electric-Toledo Edison Co
   7.670% due 07/01/04               4,000,000       4,140,660
CMS Energy Corp
   6.750% due 01/15/04                 290,000         282,294
Cox Communications Inc
   6.400% due 08/01/08                 125,000         121,635
   6.625% due 06/14/02 ~             2,000,000       2,028,468
   6.800% due 08/01/28                 110,000          98,630
   7.500% due 08/15/04                 315,000         328,354
Limestone Electric Trust
   8.625% due 03/15/03 ~            17,000,000      17,672,860
Metronet Communications Corp
   9.950% due 06/15/08               3,325,000       2,813,632
Niagara Mohawk Power Corp
   6.875% due 04/01/03                 550,000         561,743
   7.750% due 05/15/06               2,400,000       2,514,835
   8.000% due 06/01/04                 500,000         524,106
Pacific Gas & Electric Corp
   7.575% due 10/31/01 ~ ##         27,000,000      19,845,000
PP&L Capital Funding Inc
   7.700% due 11/15/02               6,700,000       6,930,902
Public Services Enterprises
   4.915% due 05/21/02              16,500,000      16,517,903
Sprint Capital Corp
   6.900% due 05/01/19                 650,000         570,864
Texas Utilities Electric Co
   4.310% due 06/15/03 +            14,000,000      14,000,000
   4.537% due 12/20/02              11,000,000      11,005,368
   5.940% due 10/15/01              10,000,000      10,032,470
   7.170% due 08/01/07               2,000,000       2,079,936
WorldCom Inc
   8.875% due 01/15/06              23,918,000      24,663,165
                                                 --------------
                                                   141,536,494
                                                 --------------

Total Corporate Bonds & Notes
   (Cost $688,373,988)                             758,491,806
                                                 --------------

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

MORTGAGE-BACKED SECURITIES - 54.59%

Collateralized Mortgage Obligations - 11.10%

American Business Financial Service
   6.455% due 09/25/29 "            $6,000,000      $6,062,514
American Southwest Financial Securities Corp
   7.400% due 11/17/04 "             6,825,429       7,000,038
Ameriquest Mortgage Securities Inc
   4.422% due 07/15/30 "             4,176,867       4,184,924
BankAmerica Mortgage Securities Inc
   6.500% due 05/25/29 "             9,150,974       8,778,302
Cendant Mortgage Corp
   6.500% due 01/18/16 " ~           7,247,306       7,315,249
   6.903% due 11/18/28 " ~          11,620,873      11,188,663
Chase Mortgage Financial Trust
   6.500% due 05/25/29 "            16,700,000      16,023,901
CitiCorp Mortgage Securities
   6.750% due 04/25/28 "             3,900,000       3,912,578
Commercial Mortgage Acceptance Corp
   6.490% due 05/15/08 "             2,500,000       2,504,510
Countrywide Home Loans
   6.500% due 09/25/13 "             2,617,479       2,614,692
Embarcadero Aircraft
   4.460% due 08/15/25 " ~           1,287,906       1,283,479
First Horizon Asset Securities Inc
   6.250% due 04/25/31 "             28,322,667     28,557,604
GE Capital Mortgage Services Inc
   6.250% due 07/25/29 "              5,500,000      5,570,813
   6.500% due 04/25/24 "              4,597,061      4,620,299
   6.500% due 05/25/29 "             24,107,750     23,211,544
   7.458% due 12/25/23 " +            3,214,900      2,819,065
GMAC Commercial Mortgage Security Inc
   0.624% due 08/15/23 (IO) "        15,005,810        524,962
   6.700% due 03/15/08 "              2,200,000      2,217,353
Imperial Savings & Loan Association
   9.900% due 02/25/18 "                 31,181         31,910
Lehman Large Loan (IO)
   0.803% due 04/12/12 "             16,824,982        434,169
Mellon Residential Mortgage
   6.750% due 01/25/13 "                976,126        996,229
MLCC Mortgage Investments
   4.360% due 03/15/25 "             12,763,607     12,811,197
Mortgage Capital Funding Inc (IO)
   1.151% due 11/20/12 "              8,356,703        510,502
Nomura Asset Securities Corp
   6.625% due 01/25/09 "                  4,400          4,391
Norwest Asset Securities Corp
   7.500% due 03/25/27 "                858,126        876,512
Paine Webber Mortgage
   6.900% due 08/25/08 "                  6,656          6,679
PNC Mortgage Securities Corp
   7.500% due 05/25/40 "              3,174,868      3,255,286
Premium Asset Trust
   7.076% due 11/27/04 " ~           31,000,000     31,046,717
Residential Accredited Loans Inc
   7.500% due 03/25/27 "                974,716      1,008,183

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

Residential Funding Mtg Securities Inc
   6.500% due 04/25/29 "           $12,500,000     $12,008,688
   6.500% due 05/25/29 "             4,223,335       3,902,351
   7.750% due 01/25/07 "               164,067         164,892
Ryland Mortgage Securities Corp
   14.000% due 11/25/31 "               24,312          26,043
Security National Mortgage Loan Trust
   5.790% due 02/25/17 " + ~         2,800,000       2,797,813
Structured Asset Mortgage Investments Inc
   7.215% due 02/25/30 "             8,001,668       8,209,718
Union Planters Corp
   6.800% due 01/25/28 "             4,500,000       4,585,118
                                                 --------------
                                                   221,066,888
                                                 --------------
Federal Home Loan Mortgage Corporation - 4.97%

   5.000% due 06/15/09 "             3,724,000       3,486,691
   5.500% due 01/01/30 "            46,782,202      43,813,876
   6.500% due 11/25/23 "               813,050         789,686
   6.875% due 09/15/10 "            12,200,000      12,837,255
   7.000% due 07/15/05 "             7,800,000       8,249,951
   7.228% due 05/01/23 "                91,806          93,243
   7.500% due 01/15/23 "            16,968,003      17,836,106
   7.500% due 09/20/26 "             2,852,764       2,859,026
   7.500% due 01/15/27 "             8,711,448       8,940,123
   9.000% due 11/01/01 "                   393             394
   9.000% due 10/01/02 "                 7,433           7,563
   9.000% due 12/01/04 "                11,500          11,999
                                                 --------------
                                                    98,925,913
                                                 --------------
Federal Housing Authority - 2.33%

   7.422% due 09/01/19 " +           9,722,638       9,675,545
   7.430% due 10/01/20 " +           5,941,591       5,901,671
   7.430% due 08/01/21 "               214,438         212,171
   7.430% due 07/01/22 " +           6,100,382       6,061,302
   7.430% due 02/01/23 "               345,005         341,248
   7.430% due 10/01/23 " +           8,633,204       8,592,062
   7.430% due 12/01/23 " +           5,689,841       5,648,056
   8.125% due 10/01/33 " +           9,961,863       9,998,442
                                                 --------------
                                                    46,430,497
                                                 --------------
Federal National Mortgage Association - 10.19%

   5.750% due 04/15/03 "             1,300,000       1,328,548
   6.000% due 07/16/31 " #          90,000,000      86,372,100
   6.200% due 08/23/31 " + #        40,000,000      40,038,752
   6.202% due 04/01/27 "             1,311,733       1,349,424
   6.500% due 09/01/05 "             2,824,258       2,879,500
   7.054% due 06/01/27 "             1,657,884       1,734,125
   7.250% due 01/15/10 "            60,100,000      64,653,537
   8.000% due 04/01/30 "               476,718         493,052
   8.000% due 05/01/30 "               777,500         804,139
   8.000% due 08/01/30 "               717,743         742,335
   8.000% due 09/01/30 "               166,078         171,769
   8.092% due 01/01/23 "             1,309,012       1,348,037
   8.155% due 01/01/25 "               423,899         436,886
   8.252% due 12/01/22 "               352,943         360,066
   8.378% due 11/01/23 "                32,740          32,909
                                                 --------------
                                                   202,745,179
                                                 --------------

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

Government National Mortgage Association - 26.00%

   6.000% due 01/15/29 "            $17,970,723    $17,415,350
   6.000% due 02/15/29 "             13,220,678     12,812,103
   6.000% due 03/15/29 "             10,739,277     10,407,387
   6.000% due 04/15/29 "              7,088,030      6,868,979
   6.000% due 07/24/30 " #           47,000,000     45,487,070
   6.000% due 07/24/31 " #           24,000,000     23,238,750
   6.375% due 03/20/24 "                773,049        791,698
   6.375% due 02/20/27 "                541,057        551,799
   6.500% due 01/20/29 "             14,035,167     12,919,552
   6.500% due 07/24/30 " #          268,000,000    265,068,080
   6.500% due 11/15/33 "              3,113,410      3,091,276
   6.650% due 10/15/40 " +           13,140,495     12,934,932
   7.625% due 11/20/23 "              3,067,580      3,165,457
   7.625% due 10/20/24 "                727,173        750,197
   7.625% due 11/20/26 "              3,221,795      3,321,819
   7.625% due 12/20/26 "                379,311        391,079
   7.750% due 07/20/25 "                661,901        681,199
   7.750% due 07/20/26 "              2,277,445      2,343,050
   8.500% due 09/15/16 "                100,127        104,523
   8.500% due 12/15/21 "                  2,051          2,185
   8.500% due 08/15/22 "                  9,492         10,107
   8.500% due 12/15/22 "                  7,424          7,904
   8.500% due 01/15/28 "                 53,399         56,144
   8.500% due 01/15/29 "                 60,121         62,956
   8.500% due 09/15/29 "                820,441        859,136
   8.500% due 10/15/29 "              1,473,127      1,542,605
   8.500% due 11/15/29 "                879,785        921,279
   8.500% due 12/15/29 "              2,368,595      2,480,309
   8.500% due 01/15/30 "              2,542,370      2,660,308
   8.500% due 02/15/30 "              5,513,353      5,769,112
   8.500% due 03/15/30 "              4,272,389      4,470,581
   8.500% due 04/15/30 "              9,993,361     10,462,610
   8.500% due 05/15/30 "              6,125,653      6,409,817
   8.500% due 06/15/30 "             11,705,645     12,248,660
   8.500% due 07/15/30 "             18,448,282     19,304,083
   8.500% due 08/15/30 "              9,140,939      9,564,980
   8.500% due 09/15/30 "                877,434        918,137
   8.500% due 10/15/30 "              8,124,183      8,501,057
   8.500% due 11/15/30 "              2,812,505      2,942,975
   8.500% due 12/15/30 "              4,648,747      4,864,399
   8.500% due 01/15/31 "                523,408        547,462
   9.000% due 02/15/17 "                 31,269         33,920
   9.000% due 02/15/20 "                134,346        145,593
   9.000% due 04/15/20 "                 39,064         42,334
   9.500% due 08/15/17 "                 15,691         17,286
   9.500% due 04/15/18 "                  2,277          2,508
   9.500% due 09/15/18 "                 13,685         15,075
   10.000% due 05/15/19 "                13,619         15,186
   10.000% due 07/15/22 "               123,205        137,367
   10.000% due 02/15/25 "               123,647        137,842
                                                 --------------
                                                   517,498,217
                                                 --------------

Total Mortgage-Backed Securities
   (Cost $1,091,642,397)                         1,086,666,694
                                                 --------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

OTHER ASSET-BACKED SECURITIES - 3.82%

AESOP Funding II LLC
   6.140% due 05/20/06 " ~          $2,500,000      $2,535,812
Conseco Financial Securitization Corp Inc
   7.350% due 10/15/30 "            17,455,173      18,113,034
ContiMortgage Home Equity Loan Trust
   6.470% due 12/25/13 "             3,000,000       2,997,896
Cross Country Master Credit Card Trust
   4.480% due 06/15/06 " ~           6,700,000       6,755,970
Discover Card Master Trust
   5.650% due 11/16/04 "               180,000         181,800
Ford Credit Auto Owner Trust
   6.088% due 07/19/04 "            21,000,000      20,863,143
Green Tree Financial Corp
   6.860% due 07/15/29 "             1,795,037       1,769,732
   7.300% due 12/15/26 "               207,425         204,104
   7.900% due 04/15/27 "               250,000         153,437
IMC Home Equity Loan Trust
   6.340% due 08/20/29 "             2,500,000       2,523,275
MBNA Master Credit Card Trust
   6.400% due 01/18/05 "               160,000         163,349
Option One Mortgage Securities Corp
   10.800% due 12/26/29 " + ~          456,261         476,507
PP&L Transition BD LLC
   6.410% due 12/26/03 "               480,215         483,662
Providian Gateway Master Trust
   4.260% due 03/16/09 " ~           7,500,000       7,515,234
Residential Asset Securities Corp
   4.388% due 10/25/27 "               120,105         119,907
Salomon Brothers Mtg Services VII Inc
   4.355% due 02/25/27 "               803,650         804,347
   4.560% due 11/15/29 "             9,000,000       9,029,596
The Money Store Home Equity
   6.040% due 08/15/17 "                26,753          26,731
West Pennsylvania Funding LLC
   6.320% due 06/25/03 "             1,197,853       1,197,853
WFS Financial Owner Trust
   5.550% due 02/20/03 "               147,102         147,684
                                                 --------------

Total Other Asset-Backed Securities
   (Cost $75,248,519)                               76,063,073
                                                 --------------

U.S. TREASURY INFLATION INDEX BONDS - 2.96%

   3.375% due 01/15/07 ***          46,324,303      46,903,403
   3.625% due 07/15/02 ** ***       11,815,635      12,040,876
                                                 --------------

Total U.S. Treasury Inflation Index Bonds
   (Cost $58,396,113)                               58,944,279
                                                 --------------

U.S. TREASURY BONDS - 1.12%

   0.000% due 05/15/13              10,660,000       5,370,614
   6.250% due 08/15/23              16,200,000      16,866,047
                                                 --------------

Total U.S. Treasury Bonds
   (Cost $22,674,119)                               22,236,661
                                                 --------------

---------------------------------------------------------------

                                    Principal        Market
                                     Amount          Value
                                     ------          -----

U.S. TREASURY STRIPPED - 2.22%

   0.000% due 02/15/15                $400,000        $178,316
   0.000% due 11/15/18              23,650,000       8,272,250
   0.000% due 05/15/20              51,900,000      16,518,836
   0.000% due 11/15/21              27,400,000       7,993,813
   0.000% due 08/15/25              17,870,000       4,223,789
   0.000% due 08/15/26              16,440,000       3,678,022
   0.000% due 11/15/26               7,940,000       1,750,309
   0.000% due 08/15/27               7,150,000       1,522,442
                                                 --------------

Total U.S. Treasury Stripped
   (Cost $43,617,519)                               44,137,777
                                                 --------------

FOREIGN BONDS - 5.30%

Bermuda - 0.01%

Global Crossing Holdings Ltd
   9.125% due 11/15/06                 250,000         198,125
                                                 --------------
Canada - 0.06%

Hydro Quebec
   8.625% due 06/15/29               1,000,000       1,190,404
                                                 --------------
Cayman Island - 1.85%

G-Wing Ltd
   6.681% due 05/06/04 +             9,400,000       9,400,000
SPARC II Ltd
   5.086% due 06/20/04 + #          27,500,000      27,500,000
                                                 --------------
                                                    36,900,000
                                                 --------------
Germany - 0.98%

Deutsche Telekom International Financial
   7.750% due 06/15/05              18,540,000      19,398,532
                                                 --------------
Ireland - 0.05%

Allied Irish Banks
   7.028% due 09/07/06               1,000,000       1,000,744
                                                 --------------
Mexico - 0.46%

Petroleos Mexicanos
   7.430% due 07/15/05 ~             9,000,000       9,033,750
   9.500% due 09/15/27                 220,000         240,625
                                                 --------------
                                                     9,274,375
                                                 --------------
Norway - 0.05%

Norsk Hydro AS
   7.150% due 01/15/29               1,000,000         975,910
                                                 --------------
South Korea - 0.93%

Export Import Bank Korea
   6.500% due 11/15/06               3,600,000       3,676,946
                                                 --------------

See Notes to Financial Statements            See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                   Principal       Market
                                     Amount        Value
                                     ------        -----

Korea Development Bank
   1.875% due 02/13/02
   (Principal in Japanese Yen)    $135,000,000      $1,086,399
   7.125% due 09/17/01               3,500,000       3,515,977
   7.900% due 02/01/02              10,100,000      10,271,347
                                                 --------------
                                                    18,550,669
                                                 --------------
United Kingdom - 0.91%

Orange PLC
   8.750% due 06/01/06               1,000,000       1,062,500
Pegasus Aviation
   6.300% due 03/25/29 ~             5,090,392       5,101,311
Vodafone AirTouch PLC
   3.957% due 12/19/01 ~            12,000,000      12,013,572
                                                  -------------
                                                    18,177,383
                                                  -------------

Total Foreign Bonds
   (Cost $103,826,399)                             105,666,142
                                                  -------------

FOREIGN GOVERNMENT BONDS - 3.90%

Austria - 0.12%

Republic of Austria
   5.250% due 01/15/10 #
   (Principal in Euro)               2,800,000       2,414,240
                                                  -------------
Brazil - 0.37%

Republic of Brazil
   7.375% due 04/15/06               8,316,000       7,400,468
                                                  -------------
Canada - 0.15%

Quebec Province
   7.500% due 07/15/23               2,495,000       2,629,640
Saskatchewan Province
   8.500% due 07/15/22                 340,000         411,334
                                                  -------------
                                                     3,040,974
                                                  -------------
Germany - 3.09%

Bundesrepublic Deutschland
   4.500% due 07/04/09 #            23,400,000      19,232,870
   5.250% due 07/04/10 #            33,890,000      29,229,549
   5.375% due 01/04/10 #             7,700,000       6,689,475
   5.625% due 01/04/28 #             3,500,000       2,946,216
   6.250% due 01/04/24 #             1,020,000         926,823
   6.250% due 01/04/30 #             2,710,000       2,488,428
                                                  -------------
   (All principals in Euro)                         61,513,361
                                                  -------------

Panama - 0.06%                       3,730,000       3,415,251

Republic of Panama
   7.875% due 02/13/02                 210,000         212,540
   7.930% due 05/10/02                 579,308         576,961
   10.750% due 05/15/20                290,000         308,125
                                                  -------------
                                                     1,097,626
                                                  -------------

---------------------------------------------------------------

                                   Principal       Market
                                     Amount        Value
                                     ------        -----
Peru - 0.03%

Republic of Peru
   3.750% due 03/07/17                $950,000        $597,561
                                                 --------------
Qatar - 0.02%

State of Qatar
   9.500% due 05/21/09                 230,000         264,797
   9.750% due 06/15/30 ~               160,000         182,800
                                                  -------------
                                                       447,597
                                                  -------------
South Africa - 0.06%

Republic of South Africa
   9.125% due 05/19/09               1,000,000       1,082,500
                                                  -------------

Total Foreign Government Bonds
   (Cost $144,352,334)                              77,594,327
                                                  -------------

MUNICIPAL BONDS - 0.14%

Illinois Health Department
   6.125% due 11/15/22               1,000,000       1,033,350
Minnesota Agric & Econ Development
   6.375% due 11/15/29               1,000,000       1,032,910
New York State Dormitory Authority
   6.380% due 01/15/29                 800,000         656,192
                                                  -------------

Total Municipal Bonds
   (Cost $2,636,903)                                 2,722,452
                                                  -------------

PURCHASED CALL OPTIONS - 0.22%

U.S. Treasury Note (OTC)
   5.750% due 11/15/05
   Strike @ 93.83 Exp. 08/18/01
   500,000 Contracts                50,000,000       4,300,500
                                                  -------------

Total Purchased Call Options
   (Cost $4,714,843)                                 4,300,500
                                                  -------------

PURCHASED PUT OPTIONS - 0.01%

Euro Dollar Futures 09/01 (CME)
   Strike @ 92.00 Exp. 09/14/01
   1,300 Contracts                   3,250,000             650
Euro Dollar Futures 09/02 (CME)
   Strike @ 95.00 Exp. 09/17/01
   1,500 Contracts                   3,750,000           9,375
Euro Dollar Futures 12/02 (CME)
   Strike @ 92.50 Exp. 12/14/01
   1,300 Contracts                   3,250,000         124,800
                                                  -------------

Total Purchased Put Options
   (Cost $100,142)                                     134,825
                                                  -------------

See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------

                                     Principal
                                      Amount        Value
                                      ------        -----

SHORT-TERM INVESTMENTS - 15.80%

COMMERCIAL PAPER - 10.95%

ANZ (Delaware) Inc
   3.840% due 08/13/01             $13,000,000    $12,940,373
CBA Delaware
   3.600% due 10/15/01              15,000,000     14,832,450
   3.970% due 08/14/01               2,100,000      2,089,810
General Electric Capital Corp
   3.640% due 08/16/01               6,700,000      6,668,838
   3.650% due 07/31/01               8,300,000      8,274,754
   3.790% due 08/22/01              15,100,000     15,017,336
   3.810% due 08/14/01               6,900,000      6,867,869
   3.890% due 07/19/01                 600,000        598,833
Halifax Group PLC
   3.710% due 08/01/01               1,800,000      1,794,249
   3.900% due 09/12/01              12,000,000     11,907,240
Monsanto Co
   3.640% due 08/27/01              22,800,000     22,668,596
   3.640% due 08/29/01              20,000,000     19,880,689
Queensland Coal Venture
   4.240% due 07/23/01               3,800,000      3,790,154
Swede Bank
   3.550% due 10/24/01              13,300,000     13,139,070
   3.550% due 11/21/01              13,300,000     13,100,367
   3.900% due 09/05/01               4,500,000      4,468,410
   3.940% due 08/15/01               2,600,000      2,587,195
UBS Finance (Del) Inc 'C'
   3.510% due 12/19/01              18,400,000     18,070,272
   3.780% due 08/22/01               8,300,000      8,253,238
   3.870% due 08/15/01               2,800,000      2,786,455
   3.900% due 08/01/01               7,300,000      7,275,386
   4.620% due 08/02/01               1,300,000      1,294,661
Washington Post
   3.590% due 11/14/01 ~            20,000,000     19,714,400
                                               ---------------

Total Commercial Paper                            218,020,645
                                               ---------------

U.S. TREASURY BILLS - 0.41%

   3.359% due 10/18/01 **            7,695,000      7,613,740
   3.605% due 10/18/01 **              465,000        460,090
                                               ---------------

Total U.S. Treasury Bills                           8,073,830
                                               ---------------

U.S. GOVERNMENT ISSUES - 2.87%

Federal Home Loan Mortgage Corp
   3.540% due 10/19/01              50,300,000     49,717,526
   4.090% due 10/11/01               4,400,000      4,352,700
                                               ---------------
                                                   54,070,226
                                               ---------------


--------------------------------------------------------------

                                     Principal
                                      Amount        Value
                                      ------        -----

Federal National Mortgage Association
   3.890% due 08/09/01                $400,000       $398,319
   4.030% due 10/18/01               2,800,000      2,767,856
                                               ---------------
                                                    3,166,175
                                               ---------------

Total U.S. Government Issues                       57,236,401
                                               ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.57%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $31,172,791; collateralized by U.S.
   Treasury Bonds--market value
   $31,793,394 and due 02/15/23)    31,165,000     31,165,000
                                               ---------------

Total Securities Held Under Repurchase
   Agreement                                       31,165,000
                                               ---------------

Total Short-Term Investments
   (Cost $314,595,749)                            314,495,876
                                               ---------------

TOTAL INVESTMENTS - 128.18%
   (Cost $2,550,179,025)                        2,551,454,412

OTHER ASSETS AND
LIABILITIES, NET - (28.18%)                      (560,877,368)
                                               ---------------

NET ASSETS - 100.00%                           $1,990,577,044
                                               ---------------

See Notes to Financial Statements          See explanation of symbols on B-105

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $18,977,805 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2001:

                                                    Unrealized
                                     Number of     Appreciation
      Type                           Contracts    (Depreciation)
------------------------------------------------------------------
Euro-Bond Futures (06/02)                1,437        ($175,799)
Euro-Bond Futures (09/02)                1,437         (326,287)
Euro-Bond Futures (12/02)                1,437         (484,510)
Euro-Bond Futures (03/03)                1,437         (691,748)
Municipal Bond Futures (09/01)               8           (5,092)
OEU Euro-Bond Futures (09/01)              194          (94,494)
RXU Euro-Bond Futures (09/01)              649           37,749
U.S. Treasury 2-Year Notes (09/01)           4              199
U.S. Treasury 5-Year Notes (09/01)       1,048         (585,766)
U.S. Treasury 10-Year Notes (09/01)        115           89,742
U.S. Treasury 30-Year Bonds (09/01)      2,647         (217,739)
                                                    -----------
                                                    ($2,453,725)
                                                    -----------

(b) Swap agreements outstanding at June 30, 2001:

                                                     Unrealized
                                        Notional    Appreciation
      Type                               Amount    (Depreciation)
---------------------------------------------------------------------
Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: J.P. Morgan
Exp. 09/09/02                        BP 24,600,000     $177,790

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: Goldman Sachs
Exp. 09/19/02                        BP 13,100,000      118,225

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.

Broker: Bank of America
Exp. 06/17/04                          $84,000,000     (436,884)

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: Goldman Sachs
Exp. 03/15/06                        BP 70,200,000   (2,135,803)

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: J.P. Morgan
Exp. 03/15/06                        BP 17,600,000     (541,270)

---------------------------------------------------------------------

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: J.P. Morgan
Exp. 03/19/06                        BP 24,600,000   (1,060,166)

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: Goldman Sachs
Exp. 03/19/06                        BP 13,100,000     (533,774)

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.5000%.

Broker: Morgan Stanley
Exp. 06/15/06                        BP 78,690,000   (2,055,555)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.

Broker: Morgan Stanley
Exp. 12/17/06                           $1,200,000       (9,107)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/27                     JY 2,375,000,000   (1,223,840)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30                         ED 3,580,000      (61,429)
                                                    -----------
                                                    ($7,761,813)
                                                    -----------

(c) Transactions in options for the period ended June 30, 2001, were as follows:

                                           Number of
                                           Contracts  Premium
---------------------------------------------------------------
Outstanding, December 31, 2000               2,628     $488,839
Options Written                              5,881    2,269,315
Options Expired                              5,292    1,313,187
                                           --------------------
Outstanding, June 30, 2001                   3,217   $1,444,967
                                           --------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

(d) Premiums received on written options:

                                Number of
            Type                Contracts    Premium     Value
---------------------------------------------------------------
Call - CBOT U.S. Treasury 10-Year Note August Futures
 Strike @ 106.00 Exp 08/20/01     848       $415,286  $185,500

Call - CBOT U.S. Treasury 10-Year Note August Futures
 Strike @ 109.00 Exp 08/20/01     177         29,471     5,531

Put - CBOT U.S. Treasury 10-Year Note August Futures
 Strike @ 102.00 Exp 08/20/01     848        450,586   543,250

Put - CME Euro Dollar December Futures
 Strike @ 95.00 Exp 12/17/01      216         76,001    10,800

Put - CME Euro Dollar December Futures
 Strike @ 95.25 Exp 12/17/01      879        381,662    98,888

Put - CME Euro Dollar December Futures
 Strike @ 95.50 Exp 12/17/01      249         91,960    59,138
                                          ---------------------
                                          $1,444,966  $903,107
                                          ---------------------

(e) Forward foreign currency contracts outstanding at June 30, 2001, were summarized as follows:

                       Principal
Contracts                Amount                    Unrealized
to Buy or              Covered by    Expiration   Appreciation
 to Sell    Currency   Contracts       Month     (Depreciation)
---------------------------------------------------------------
   Buy         BP       3,482,000      08/01          $144,996
   Buy         CD       3,200,000      07/01             1,218
  Sell                  3,350,000      07/01           (18,367)
  Sell         ED       2,101,000      07/01             6,183
  Sell         JY      72,434,000      07/01            24,670
                                                ---------------
                                                      $158,700
                                                ---------------

(f) Notional and principal amount denoted in the indicated currency:

         BP - British Pound
         CD - Canadian Dollar
         ED - Euro Dollar
         JY - Japanese Yen

(g) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                  $2,550,153,728
                                                ---------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $20,133,597


Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                      (18,858,210)
                                                ---------------

Net unrealized appreciation                         $1,275,387
                                                ---------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

-------------------------------------------------------------

                                     Principal
                                      Amount        Value
                                      ------        -----

SHORT-TERM INVESTMENTS - 102.43%

COMMERCIAL PAPER - 89.39%

Alliant Energy Corp
   3.750% due 08/09/01             $18,655,000     $18,579,214
   3.970% due 07/20/01              19,825,000      19,783,461
Ameren Corp
   3.720% due 07/24/01              12,495,000      12,465,304
Avery Dennison Corp
   3.800% due 07/10/01 ~            29,000,000      28,972,450
Bank of Scotland Treasury
   3.950% due 08/15/01              40,000,000      39,802,500
Becton Dickinson &Co
   3.930% due 07/23/01              23,765,000      23,707,924
BellSouth Corp
   3.800% due 08/02/01              18,400,000      18,337,849
   3.900% due 07/16/01              38,600,000      38,537,275
BMW US Capital LLC
   3.750% due 07/19/01              27,775,000      27,722,922
   3.805% due 05/23/02 ++           25,000,000      25,000,000
Campbell Soup Co
   3.890% due 08/27/01              25,000,000      24,846,021
   3.900% due 08/14/01              35,000,000      34,833,167
Coca-cola Co
   3.570% due 09/11/01              21,977,000      21,820,084
   4.190% due 07/06/01              20,000,000      19,988,361
Duke Energy Corp
   3.870% due 07/20/01              30,590,000      30,527,520
   3.890% due 07/11/01              25,000,000      24,972,986
Eastman Kodak Co
   4.000% due 08/09/01              20,000,000      19,913,333
   4.700% due 07/11/01              20,000,000      19,973,889
Ford Motor Credit
   3.860% due 07/02/01              41,245,000      41,240,578
   4.156% due 08/27/01 ++           10,000,000      10,001,030
   7.000% due 09/25/01               2,000,000       2,007,219
Gannett Co Inc
   3.920% due 07/13/01              30,440,000      30,400,225
GMAC Financial Services
   4.445% due 11/26/01 ++            5,000,000       5,006,264
   5.350% due 12/07/01               1,000,000       1,000,010
   5.500% due 01/14/02              20,700,000      20,747,366
Harley-Davidson Inc
   3.800% due 08/13/01              14,000,000      13,936,456
Heinz (HJ) Co
   3.930% due 07/12/01              30,000,000      29,963,975
Hertz Corp
   3.960% due 07/20/01              40,000,000      39,916,400
Honeywell Inc
   3.700% due 08/17/01              17,949,000      17,862,296
IBM Corp
   3.650% due 07/18/01              19,600,000      19,566,217
May Department Stores Co
   3.900% due 07/05/01              25,000,000      24,989,167
National Rural Utilities Cooperative Finance Corp
   3.750% due 08/09/01              15,000,000      14,939,062
   3.750% due 08/10/01              13,420,000      13,364,083
   3.870% due 07/26/01              30,000,000      29,919,375


--------------------------------------------------------------

                                     Principal
                                      Amount         Value
                                      ------         -----
Nike Inc
   3.900% due 07/25/01             $25,000,000     $24,935,000
   3.930% due 07/24/01              18,178,000      18,132,358
RR Donnelley & Sons Co
   3.950% due 07/16/01 ~            18,800,000      18,769,058
SBC Communications Inc
   3.740% due 08/02/01              25,000,000      24,916,889
   3.940% due 08/13/01              15,000,000      14,929,408
   3.990% due 07/03/01              20,000,000      19,995,567
Snap On Inc
   3.750% due 11/19/01 ~            20,000,000      19,706,250
   3.920% due 08/17/01 ~            16,250,000      16,166,836
   3.950% due 09/10/01 ~             9,170,000       9,098,563
Southern Co
   3.700% due 08/20/01 ~            15,000,000      14,922,917
   3.840% due 08/06/01 ~            20,000,000      19,923,200
Stanley Works
   4.000% due 07/18/01 ~            10,500,000      10,480,167
   4.150% due 08/01/01 ~            37,400,000      37,266,347
Tribune Co
   4.630% due 07/27/01 ~            10,000,000       9,966,561
Unilever Capital Corp
   3.970% due 09/07/01 ++           40,000,000      40,000,000
United Parcel Service
   3.690% due 07/06/01              17,985,000      17,975,783
Verizon Global Funding Corp
   3.736% due 03/20/02 ++           40,000,000      39,985,994
Virginia Electric Power Co
   3.900% due 07/12/01              20,000,000      19,976,167
Walt Disney Co
   4.000% due 07/17/01              52,000,000      51,907,556
Washington Post
   3.530% due 09/04/01 ~            20,000,000      19,872,528
Wisconsin Energy Corp
   3.930% due 07/30/01 ~            23,891,000      23,815,365
   4.000% due 07/12/01 ~            25,000,000      24,969,444
                                                 --------------

Total Commercial Paper                           1,262,355,941
                                                 --------------

OTHER ASSET-BACKED SECURITIES - 4.19%

Honda Auto Receivables Owner Trust
   5.270% due 03/18/02 "            27,620,229      27,623,488
Nissan Auto Receivables Owner Trust
   5.522% due 01/05/02 "             4,452,228       4,452,228
WFS Financial Owner Trust
   5.581% due 01/20/02 " ++         27,106,404      27,106,404
                                                 --------------

Total Other Asset-Backed Securities                 59,182,120
                                                 --------------


See Notes to Financial Statements           See explanation of symbols on B-105

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

-----------------------------------------------------------------

                                       Principal
                                        Amount         Value
                                        ------         -----
U.S. GOVERNMENT AGENCY ISSUES - 8.85%

Federal Farm Credit Bank
   4.020% due 09/28/01               $25,000,000     $25,000,000
Federal Home Loan Mortgage Corp
   4.020% due 10/02/01                25,000,000      25,000,000
   4.400% due 05/08/02                25,000,000      25,000,000
   5.330% due 01/30/02                25,000,000      25,000,000
Student Loan Marketing Association
   3.831% due 08/16/01 ++             25,000,000      25,000,000
                                                  ---------------

Total U.S. Government Agency Issues                  125,000,000
                                                  ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $5,001; collateralized by U.S.
   Treasury Notes--market value
   $5,704 and due 08/15/26)                5,000           5,000
                                                  ---------------

Total Securities Held Under Repurchase
   Agreement                                               5,000
                                                  ---------------

Total Short-Term Investments
   (Cost $1,446,543,061)                           1,446,543,061
                                                  ---------------

TOTAL INVESTMENTS - 102.43%
   (Cost $1,446,543,061)                           1,446,543,061

OTHER ASSETS AND
LIABILITIES, NET - (2.43)%                           (34,305,496)
                                                  ---------------

NET ASSETS - 100.00%                              $1,412,237,565
                                                  ---------------


See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

CONVERTIBLE PREFERRED STOCKS - 1.40%

Consumer Discretionary - 0.71%

CSC Holdings Inc                       12,793      $1,368,851
Primedia Inc 'H'                       25,000       1,906,250
                                                 -------------
                                                    3,275,101
                                                 -------------
Financial Services - 0.48%

Sovereign REIT ~                       22,000       2,200,000
                                                 -------------
Utilities - 0.21%

Adelphia Communications Corp           10,000         982,500
                                                 -------------

Total Convertible Preferred Stocks
  (Cost $6,082,355)                                 6,457,601
                                                 -------------

COMMON STOCK WARRANTS - 0.03%

Utilities - 0.03%

Leap Wireless International Inc         3,500         140,437
Metricom Inc *                          3,000             210
NTELOS Inc ~                            4,000          20,500
                                                 -------------

Total Common Stock Warrants
  (Cost $98,440)                                      161,147
                                                 -------------

COMMON STOCKS - 0.06%

Consumer Discretionary - 0.00%

OpTel Inc                                 500               5
                                                 -------------
Consumer Staples - 0.06%

Aurora Foods Inc                       51,360         281,453
                                                 -------------

Total Common Stocks
  (Cost $263,885)                                     281,458
                                                 -------------

                                     Principal
                                      Amount
                                      ------

CORPORATE BONDS & NOTES - 76.68%

Autos & Transportation - 3.60%

Accuride Corp
   9.250% due 02/01/08             $2,000,000       1,350,000
Amtran Inc
   9.625% due 12/15/05              3,000,000       2,565,000
   10.500% due 08/01/04             1,000,000         885,000
Delco Remy International Inc
   10.625% due 08/01/06             2,000,000       2,050,000
   11.000% due 05/01/09 ~           1,000,000       1,045,000
Dura Operating Corp
   9.000% due 05/01/09 ~            3,000,000       2,835,000

---------------------------------------------------------------

                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Hayes Wheels International Inc
   9.125% due 07/15/07             $2,500,000      $1,900,000
Holt Group Inc
   9.750% due 01/15/06 ##             700,000          38,500
Lear Corp
   9.500% due 07/15/06              1,000,000       1,042,500
Northwest Airlines Inc
   8.875% due 06/01/06              3,000,000       2,901,078
                                                 -------------
                                                   16,612,078
                                                 -------------
Consumer Discretionary - 24.50%

Allied Waste Industries Inc
   7.875% due 01/01/09              1,500,000       1,473,750
Allied Waste North America Inc
   8.875% due 04/01/08 ~            3,000,000       3,093,750
   10.000% due 08/01/09             5,000,000       5,162,500
Anvil Knitwear
   10.875% due 03/15/07             3,000,000       2,820,000
Capstar Hotel Co
   8.750% due 08/15/07              1,500,000       1,500,000
Charter Communications Holdings LLC
   0.000% due 05/15/11 ~            5,000,000       2,925,000
   10.000% due 04/01/09             2,000,000       2,040,000
   10.750% due 10/01/09             5,000,000       5,287,500
EchoStar Communications Corp
   10.375% due 10/01/07             4,000,000       4,020,000
Encompass Services Corp
   10.500% due 05/01/09 ~           3,500,000       3,377,500
Exodus Communications Inc
   11.625% due 07/15/10             2,500,000         875,000
Ferrellgas Partners
   9.375% due 06/15/06              2,000,000       2,020,000
Foodmaker Inc
   8.375% due 04/15/08              3,000,000       2,962,500
Fox Family Worldwide
   9.250% due 11/01/07              2,000,000       2,030,000
Garden State Newspapers Inc
   8.625% due 07/01/11              1,500,000       1,432,500
   8.750% due 10/01/09              2,000,000       1,930,000
Globalstar/LP Capital Corp
   10.750% due 11/01/04 ~ ##        1,500,000          75,000
   11.375% due 02/15/04 ##          2,250,000         112,500
Gray Communications Systems
   10.625% due 10/01/06             1,000,000       1,020,000
HMH Properties Inc
   7.875% due 08/01/08              2,000,000       1,930,000
Host Marriott Corp
   8.375% due 02/15/06              1,000,000         982,500
International Game Technology
   8.375% due 05/15/09              2,000,000       2,060,000
Iron Mountain Inc
   8.625% due 04/01/13              1,000,000       1,012,500
   10.125% due 10/01/06             2,000,000       2,115,000
John Q Hammons Hotels LP
   8.875% due 02/15/04                500,000         495,000
   9.750% due 10/01/05              2,000,000       2,020,000
Mandalay Resort Group
   10.250% due 08/01/07             1,000,000       1,052,500
MGM Grand Inc
   9.750% due 06/01/07              3,000,000       3,217,500

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                    ------           -----

MGM MIRAGE
   8.375% due 02/01/11             $3,000,000      $3,033,750
Mohegan Tribal Gaming Authority
   8.750% due 01/01/09              1,500,000       1,548,750
Nebraska Book Co Inc
   8.750% due 02/15/08              4,000,000       3,640,000
Park Place Entertainment Corp
   8.125% due 05/15/11 ~            4,000,000       3,950,000
Pegasus Communications Corp
   9.625% due 10/15/05              2,000,000       1,780,000
   9.750% due 12/01/06              2,500,000       2,212,500
Premier Parks Inc
   9.250% due 04/01/06              2,500,000       2,500,000
   9.750% due 06/15/07              2,500,000       2,525,000
Prime Hospitality Inc
   9.750% due 04/01/07              3,000,000       3,075,000
Primedia Inc
   8.500% due 02/01/06              2,500,000       2,393,750
   8.875% due 05/15/11 ~            2,500,000       2,325,000
Rent A Center Inc
   11.000% due 08/15/08             5,000,000       5,137,500
Sinclair Broadcast Group 'A'
   9.000% due 07/15/07              1,000,000         970,000
Six Flags Inc
   9.500% due 02/01/09 ~            5,000,000       5,018,750
Sleepmaster LLC
   11.000% due 05/15/09             2,500,000       1,437,500
Stater Brothers Holdings Inc
   10.750% due 08/15/06             3,000,000       2,850,000
Station Casinos Inc
   8.375% due 02/15/08              3,500,000       3,530,625
   8.875% due 12/01/08              1,000,000       1,005,000
   9.875% due 07/01/10              1,500,000       1,561,875
Stewart Enterprises Inc
   10.750% due 07/01/08 ~           2,500,000       2,587,500
T/SF COMM Corp
   10.375% due 11/01/07             1,000,000         967,500
                                                 -------------
                                                  113,092,500
                                                 -------------
Consumer Staples - 3.08%

Aurora Foods Inc
   9.875% due 02/15/07              3,000,000       2,670,000
Carrols Corp
   9.500% due 12/01/08              2,000,000       1,760,000
Eagle Family Foods Inc
   8.750% due 01/15/08              3,000,000       1,815,000
Fleming Cos Inc
   10.125% due 04/01/08 ~           2,000,000       2,060,000
Imperial Holly Corp
   9.750% due 12/15/07 ##           2,000,000         310,000
Riverwood International Corp
   10.250% due 04/01/06             2,000,000       2,020,000
   10.625% due 08/01/07 ~           3,500,000       3,587,500
                                                 -------------
                                                   14,222,500
                                                 -------------
Financial Services - 4.66%

Felcor Lodging LP
   8.500% due 06/01/11 ~            4,500,000       4,320,000
MeriStar Hospitality Corp
   9.000% due 01/15/08 ~            3,000,000       3,037,500

---------------------------------------------------------------

                                     Principal      Market
                                      Amount         Value
                                      ------         -----

Sovereign Bancorp Inc
   8.625% due 03/15/04             $2,500,000      $2,556,160
   10.250% due 05/15/04             1,000,000       1,052,500
   10.500% due 11/15/06             2,500,000       2,731,250
United Rentals Inc
   9.000% due 04/01/09              4,000,000       3,720,000
   10.750% due 04/15/08 ~           1,000,000       1,040,000
Willis Corroon Corp
   9.000% due 02/01/09              3,000,000       3,067,500
                                                 -------------
                                                   21,524,910
                                                 -------------
Health Care - 3.34%

AdvancePCS
   8.500% due 04/01/08              3,000,000       3,075,000
Alliance Imaging Inc
   10.375% due 04/15/11 ~           2,000,000       2,060,000
Beverly Enterprises Inc
   9.625% due 04/15/09 ~            2,000,000       2,060,000
Magellan Health Services
   9.375% due 11/15/07 ~            1,000,000       1,021,250
Owens & Minor Inc
   8.500% due 07/15/11 ~            1,250,000       1,265,625
Total Renal Care Holdings
   7.000% due 05/15/09              3,000,000       2,883,750
Triad Hospitals Inc
   8.750% due 05/01/09 ~            3,000,000       3,067,500
                                                 -------------
                                                   15,433,125
                                                 -------------
Integrated Oils - 1.86%

Giant Industries
   9.000% due 09/01/07              1,000,000         965,000
   9.750% due 11/15/03              2,000,000       2,010,000
SESI LLC
   8.875% due 05/15/11 ~            1,750,000       1,763,125
Tesoro Petroleum Corp
   9.000% due 07/01/08              3,750,000       3,843,750
                                                 -------------
                                                    8,581,875
                                                 -------------
Materials & Processing - 5.90%

Atrium Cos Inc
   10.500% due 05/01/09             2,500,000       2,262,500
Bear Island
   10.000% due 12/01/07             3,000,000       2,835,000
Integrated Electrical Services
   9.375% due 02/01/09 ~            2,000,000       1,970,000
Ispat Inland LP Senior Security Credit 'B'
   7.792% due 07/14/05 ++           2,431,250       1,981,469
Ispat Inland LP Senior Security Credit 'C'
   8.292% due 07/14/06 ++           2,431,250       1,981,469
Lyondell Chemical Co
   9.625% due 05/01/07              4,000,000       3,990,000
Morrison Knudsen Corp
   11.500% due 07/01/10 ~ ##        3,500,000         367,500
Nortek Inc
   8.875% due 08/01/08              2,000,000       1,935,000
   9.875% due 06/15/11 ~            1,500,000       1,451,250
P&L Coal Holdings
   8.875% due 05/15/08              2,214,000       2,324,700
Polymer Group Inc
   9.000% due 07/01/07              3,000,000       1,125,000

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                    ------           -----

Stone Container Corp
   9.250% due 02/01/08 ~           $2,000,000      $2,042,500
Wesco Distributor
   9.125% due 06/01/08              3,000,000       2,868,750
Wheeling Pittsburgh Corp
   9.250% due 11/15/07 ##           3,000,000         101,250
                                                 -------------
                                                   27,236,388
                                                 -------------
Other - 0.54%

Sequa Corp
   9.000% due 08/01/09              2,500,000       2,500,000
                                                 -------------
Other Energy - 3.63%

Calpine Corp
   10.500% due 05/15/06 ~           1,500,000       1,530,814
Chesapeake Energy Co
   8.125% due 04/01/11 ~            8,000,000       7,520,000
DI Industries
   8.875% due 07/01/07              2,750,000       2,798,125
Mission Resources Corp
   10.875% due 04/01/07 ~           1,500,000       1,481,250
Vintage Petroleum Inc
   7.875% due 05/15/11 ~            3,500,000       3,412,500
                                                 -------------
                                                   16,742,689
                                                 -------------
Producer Durables - 6.85%

Alliant Techsystems Inc
   8.500% due 05/15/11 ~            2,500,000       2,537,500
American Tower Corp
   9.375% due 02/01/09 ~            2,000,000       1,875,000
BE Aerospace Inc
   8.875% due 05/01/11 ~            4,000,000       3,980,000
Columbus McKinnon Corp
   8.500% due 04/01/08              3,500,000       3,185,000
Crown Castle International Corp
   9.375% due 08/01/11 ~            2,500,000       2,268,750
Dresser Inc
   9.375% due 04/15/11 ~            1,500,000       1,526,250
Graham Packaging Co
   9.132% due 01/15/08 ++           3,500,000       2,747,500
Portola Packing Inc
   10.750% due 10/01/05             2,000,000       1,780,000
SBA Communications Corp
   10.250% due 02/01/09             5,000,000       4,600,000
Standard Pacific Corp
   8.500% due 04/01/09              1,000,000         980,000
   9.500% due 09/15/10              3,500,000       3,539,375
Terex Corp
   10.375% due 04/01/11 ~           2,500,000       2,587,500
                                                 -------------
                                                   31,606,875
                                                 -------------
Technology - 2.25%

Amkor Technology
   9.250% due 02/15/08 ~            2,000,000       1,890,000
L-3 Communications Holdings Inc
   8.500% due 05/15/08              3,500,000       3,552,500
Loral Space & Communications
   9.500% due 01/15/06              2,000,000       1,510,000

---------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                    ------           -----

Metromedia Fiber Network Inc
   10.000% due 11/15/08            $1,500,000        $577,500
   10.000% due 12/15/09             1,500,000         577,500
Orion Network
   11.250% due 01/15/07             1,250,000         568,750
PSINet Inc
   10.000% due 02/15/05 ##          3,000,000         195,000
   10.500% due 12/01/06 ##            500,000          32,500
SpectraSite Holdings Inc
   0.000% due 03/15/10              3,500,000       1,487,500
                                                 -------------
                                                   10,391,250
                                                 -------------
Utilities - 16.47%

Adelphia Communications Corp
   8.375% due 02/01/08              3,000,000       2,760,000
   10.250% due 06/15/11             3,000,000       2,970,000
   10.875% due 10/01/10             1,000,000       1,017,500
AES Corp
   8.000% due 12/31/08              1,000,000         945,000
   8.875% due 02/15/11              4,500,000       4,421,250
   10.250% due 07/15/06             4,000,000       4,130,000
Alamosa Delaware Inc
   12.500% due 02/01/11 ~           3,500,000       3,167,500
Alamosa PCS Holdings Inc
   0.000% due 02/15/05              2,000,000         930,000
American Cellular Corp
   9.500% due 10/15/09 ~            5,500,000       5,197,500
BTI Telecom Corp
   10.500% due 09/15/07             2,000,000         390,000
CFW Communication Co
   13.000% due 08/15/10             4,000,000       2,820,000
Fairpoint Communications
   12.500% due 05/01/10             2,500,000       2,137,500
ITC DeltaCom INC
   11.000% due 06/01/07             3,500,000       2,327,500
Level 3 Communications Inc
   11.000% due 03/15/08             4,000,000       1,780,000
Mediacom LLC/Cap Corp
   9.500% due 01/15/13 ~            3,500,000       3,377,500
McLeodUSA Inc
   8.375% due 03/15/08              1,500,000         817,500
   9.250% due 07/15/07              1,000,000         585,000
   11.375% due 01/01/09             1,500,000         952,500
   11.500% due 05/01/09             3,000,000       1,845,000
Mission Energy Holding Co
   13.500% due 07/15/08 ~           1,500,000       1,470,000
Nextel Communications Inc
   9.375% due 11/15/09              5,500,000       4,372,500
   9.500% due 02/01/11 ~            2,000,000       1,572,500
Nextel International Inc
   12.750% due 08/01/10             4,500,000       1,316,250
Nextel Partners Inc
   0.000% due 02/01/09              3,000,000       1,717,500
   11.000% due 03/15/10             2,000,000       1,580,000
NEXTLINK Communications Inc
   10.750% due 11/15/08             3,000,000         975,000
NTL Inc
   0.000% due 04/01/03              3,000,000       1,312,500
   10.000% due 02/15/07             5,000,000       3,275,000
   11.500% due 02/01/06             2,000,000       1,360,000

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                    ------           -----

TeleCorp PCS Inc
   0.000% due 04/15/04             $2,000,000      $1,260,000
   10.625% due 07/15/10             2,250,000       2,126,250
Time Warner Telecom Inc
   10.125% due 02/01/11             3,000,000       2,715,000
Tritel PCS Inc
   0.000% due 05/15/09              2,000,000       1,280,000
Triton PCS Inc
   0.000% due 05/01/03              3,000,000       2,433,750
   9.375% due 02/01/11 ~            3,000,000       2,925,000
VersaTel Telecom Intl NV
   11.250% due 03/30/10             1,500,000         490,927
Williams Communications Group Inc
   10.700% due 10/01/07             2,000,000         830,000
   11.700% due 08/01/08             1,000,000         420,000
                                                 -------------
                                                   76,003,427
                                                 -------------

Total Corporate Bonds & Notes
 (Cost $403,925,495)                              353,947,617
                                                 -------------

CONVERTIBLE CORPORATE NOTES - 0.39%

Health Care - 0.19%

Omnicare Inc
   5.000% due 12/01/07              1,000,000         882,500
                                                 -------------
Producer Durables - 0.10%

FMC Corp
   6.750% due 01/16/05                500,000         455,000
                                                 -------------
Technology - 0.10%

Conexant Systems Inc
   4.000% due 02/01/07              1,000,000         456,250
                                                 -------------

Total Convertible Corporate Notes
 (Cost $1,948,398)                                  1,793,750
                                                 -------------

                                      Shares
                                      ------

FOREIGN COMMON STOCK WARRANTS - 0.00%

Singapore - 0.00%

Asia Pulp & Paper ~                     2,500             250
                                                 -------------

Total Foreign Common Stock Warrants
 (Cost $0)                                                250
                                                 -------------

---------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                    ------           -----

FOREIGN BONDS - 12.70%

Bahamas - 1.04%

Sun International Hotels
   8.625% due 12/15/07             $1,000,000      $1,005,000
   9.000% due 03/15/07              3,750,000       3,806,250
                                                 -------------
                                                    4,811,250
                                                 -------------

Bermuda - 3.00%

Asia Global Crossing
   13.375% due 10/15/10             4,500,000       3,622,500
Global Crossing Holdings Ltd
   8.700% due 08/01/07 ~            3,000,000       2,295,000
   9.125% due 11/15/06              3,500,000       2,773,750
   9.500% due 11/15/09              1,000,000         787,500
   9.625% due 05/15/08              5,500,000       4,372,500
                                                 -------------
                                                   13,851,250
                                                 -------------

Bulgaria - 0.17%

Bulgaria-IAB
   6.312% due 07/28/11              1,000,000         787,713
                                                 -------------
Canada - 2.37%

Call-Net Enterprises Inc
   9.375% due 05/15/09              5,000,000       1,625,000
Canwest Media Inc
   10.625% due 05/15/11 ~           2,000,000       2,040,000
GT Group Telecom Inc
   0.000% due 02/01/10              3,750,000       1,237,500
MDC Corp
   10.500% due 12/01/06             1,500,000       1,387,500
Rogers Cantel Corp
   8.300% due 10/01/07              3,000,000       2,820,000
Rogers Corp
   2.000% due 11/26/05              1,000,000         781,250
Tembec Industries Inc
   8.500% due 02/01/11 ~            1,000,000       1,025,000
                                                 -------------
                                                   10,916,250
                                                 -------------

Germany - 0.86%

Fresensius Med Care Capital Trust
   7.875% due 06/15/11 ~            2,500,000       2,450,000
   9.000% due 12/01/06              1,500,000       1,530,000
                                                 -------------
                                                    3,980,000
                                                 -------------

Indonesia - 0.09%

Indah Kiat Pulp & Paper Corp
   10.000% due 07/01/07 ##          2,000,000         415,000
                                                 -------------
Mexico - 1.40%

Monterrey Power SA
   9.625% due 11/15/09 ~            2,255,798       2,368,588
Pemex Project Funding
   8.500% due 02/15/08 ~            1,000,000       1,032,500
   9.125% due 10/13/10 ~            1,000,000       1,061,250
TV Azteca SA de CV
   10.125% due 02/15/04             2,000,000       1,985,000
                                                 -------------
                                                    6,447,338
                                                 -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)


---------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                    ------           -----

Netherlands - 0.39%

United Pan Europe Communications NV
   10.875% due 11/01/07            $2,000,000        $760,000
Versatel Telecom International BV
   13.250% due 05/15/08             2,750,000       1,058,750
                                                 -------------
                                                    1,818,750
                                                 -------------

Philippines - 0.15%

Philippines Long Distance
   8.350% due 06/15/09              1,000,000         678,454
                                                 -------------

Poland - 0.35%

Netia Holdings BV
   0.000% due 11/01/07              3,000,000       1,185,000
   13.125% due 06/15/09             1,000,000         435,000
                                                 -------------
                                                    1,620,000
                                                 -------------

Singapore - 0.87%

Flextronics International
   9.875% due 07/01/10              4,000,000       4,000,000
                                                 -------------

United Kingdom - 2.01%

Ono Finance
   14.000% due 02/15/11 ~           5,000,000       4,275,000
Telewest Communications PLC
   0.000% due 04/15/09                750,000         369,375
   9.625% due 10/01/06              4,000,000       3,360,000
   9.875% due 02/01/10              1,000,000         845,000
   11.250% due 11/01/08               500,000         447,500
                                                 -------------
                                                    9,296,875
                                                 -------------

Total Foreign Bonds
 (Cost $72,865,709)                                58,622,880
                                                 -------------

FOREIGN GOVERNMENT BONDS - 1.88%

Argentina - 0.23%

Republic of Argentina
   5.562% due 03/31/05              1,280,000       1,080,712
                                                 -------------
Brazil - 0.79%

Brazil 'C' Bond Var Brady
   8.000% due 04/15/14              4,925,640       3,658,258
                                                 -------------
Russia - 0.86%

Russian Federation
   12.750% due 06/24/28             4,000,000       3,954,768
                                                 -------------

Total Foreign Government Bonds
 (Cost $8,416,593)                                  8,693,738
                                                 -------------

---------------------------------------------------------------

                                                    Principal
                                      Amount          Value
                                      ------          -----

SHORT-TERM INVESTMENTS - 4.39%

COMMERCIAL PAPER - 4.39%

Alliant Energy Corp
   3.750% due 08/09/01             $4,000,000      $3,983,750
Avery Dennison Corp
   3.800% due 07/10/01              5,000,000       4,995,250
BMW US Cap LLC
   3.750% due 07/19/01              2,225,000       2,220,828
Gannett Co Inc
   3.920% due 07/13/01              3,000,000       2,996,080
United Parcel Service
   3.690% due 07/06/01              3,315,000       3,313,301
USA Education
   4.180% due 07/02/01              2,745,000       2,744,681
                                                 -------------

Total Commercial Paper                             20,253,890
                                                 -------------

SECURITIES HELD UNDER REPURCHASE

AGREEMENT - 0.00%

State Street Bank and Trust Co
   3.000% due 07/02/01
   (Dated 06/29/01, repurchase price
   of $4,001; collateralized by U.S.
   Treasury Notes--market value
   $5,580 and due 02/15/05)             4,000           4,000
                                                 -------------

Total Securities Held Under Repurchase
 Agreement                                              4,000
                                                 -------------

Total Short-Term Investments
 (Cost $20,257,890)                                20,257,890
                                                 -------------

TOTAL INVESTMENTS - 97.53%
 (Cost $513,858,765)                              450,216,331

OTHER ASSETS AND
LIABILITIES, NET - 2.47%                           11,390,246
                                                 -------------

NET ASSETS - 100.00%                             $461,606,577
                                                 -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

----------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Swap agreement outstanding at June 30, 2001:

                                     Notional     Unrealized
            Type                      Amount     Appreciation
---------------------------------------------------------------
Receive fixed rate equal to 14.0500% and the Portfolio will pay to the counterparty at par in the event of default of Versatel Telecom International NV 11.2500% due 03/30/10.

Broker: Morgan Stanley
Exp. 03/30/10                       $1,500,000        $318,000
                                                 --------------

(b) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $513,858,765
                                                 --------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $7,056,082

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                      (70,698,516)
                                                 --------------

Net unrealized depreciation                       ($63,642,434)
                                                 --------------


See Notes to Financial Statements

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investment
June 30, 2001 (Unaudited)

----------------------------------------------------------------

                                                      Market
                                       Shares          Value
                                       ------          -----

COMMON STOCKS - 85.12%

Consumer Discretionary - 7.97%

AT&T Corp - Liberty Media Group 'A' *    421,300     $7,368,537
Costco Wholesale Corp *                  254,600     10,458,968
Federated Department Stores *            361,100     15,346,750
Kimberly-Clark Corp                      251,900     14,081,210
McDonalds Corp                           462,700     12,520,662
RadioShack Corp                          184,000      5,612,000
Target Corp                              203,400      7,037,640
                                                   -------------
                                                     72,425,767
                                                   -------------
Consumer Staples - 8.53%

Conagra Inc                              718,200     14,227,542
Pepsi Bottling Group Inc                 200,000      8,020,000
Philip Morris Cos Inc                    305,600     15,509,200
Quaker Oats Co                           130,800     11,935,500
RJ Reynolds Tobacco Holdings             254,600     13,901,160
Safeway Inc *                            290,900     13,963,200
                                                   -------------
                                                     77,556,602
                                                   -------------
Financial Services - 24.10%

American Express Co                      341,700     13,257,960
American General Corp                    287,600     13,359,020
Bank of America Corp                     259,300     15,565,779
Bank of New York Co Inc                  319,500     15,336,000
Comerica Inc                              92,600      5,333,760
Equity Office Properties                 138,900      4,393,407
Federal Home Loan Mortgage Corp          166,700     11,669,000
FleetBoston Financial Corp               416,700     16,438,815
Franklin Resources Inc                   205,600      9,410,312
Household International Inc              254,600     16,981,820
J.P. Morgan Chase & Co                   324,100     14,454,860
MBNA Corp                                233,300      7,687,235
Morgan Stanley Dean Witter Co            237,000     15,222,510
SunTrust Banks Inc                        38,300      2,481,074
U.S. Bancorp                             506,600     11,545,414
Waddell & Reed Financial Inc             353,700     11,229,975
Washington Mutual Inc                    582,000     21,854,100
Wells Fargo & Co                         194,000      9,007,420
XL Capital Ltd 'A'                        46,700      3,834,070
                                                   -------------
                                                    219,062,531
                                                   -------------
Health Care - 2.70%

HCA - The Healthcare Co                  308,300     13,932,077
Merck & Co Inc                           166,500     10,641,015
                                                   -------------
                                                     24,573,092
                                                   -------------
Integrated Oils - 3.98%

Amerada Hess Corp                        106,500      8,605,200
Conoco Inc 'A'                           439,800     12,402,360
Transocean Sedco Forex Inc               143,500      5,919,375
USX-Marathon Group                       314,800      9,289,748
                                                   -------------
                                                     36,216,683
                                                   -------------
Materials & Processing - 3.73%

Alcoa Inc                                370,400     14,593,760
Dow Chemical Co                          213,000      7,082,250
International Paper Co                   342,600     12,230,820
                                                   -------------
                                                     33,906,830
                                                   -------------

-----------------------------------------------------------------

                                                      Market
                                       Shares          Value
                                       ------          -----

Other - 1.47%

Honeywell International Inc              380,800    $13,324,192
                                                   -------------
Other Energy - 3.67%

Burlington Resources Inc                 222,200      8,876,890
El Paso Corp                             261,900     13,760,226
Williams Cos Inc                         324,100     10,679,095
                                                   -------------
                                                     33,316,211
                                                   -------------
Producer Durables - 0.44%

Ingersoll-Rand Co                         96,500      3,975,800
                                                   -------------

Technology - 18.12%

3Com Corp *                              555,600      2,639,100
Compaq Computer Corp                   1,099,200     17,026,608
Computer Associates International Inc    287,200     10,339,200
Dell Computer Corp *                     543,100     14,202,065
General Motors Corp 'H' *                555,100     11,240,775
Genuity Inc *                            764,400      2,384,928
Hewlett-Packard Co                       420,900     12,037,740
IBM Corp                                 150,500     17,006,500
Intel Corp                               105,600      3,088,800
Motorola Inc                             974,100     16,131,096
National Semiconductor Corp *            407,400     11,863,488
SCI Systems Inc *                        425,900     10,860,450
Solectron Corp *                         877,600     16,060,080
Sun Microsystems Inc *                   825,800     12,981,576
Tellabs Inc *                            355,700      6,893,466
                                                   -------------
                                                    164,755,872
                                                   -------------
Utilities - 10.41%

Alltel Corp                              219,500     13,446,570
AT&T Corp                              1,054,900     23,207,800
SBC Communications Inc                   300,900     12,054,054
Sprint FON Group                         668,800     14,285,568
Verizon Communications Inc               476,900     25,514,150
WorldCom Inc *                           433,300      6,152,860
                                                   -------------
                                                     94,661,002
                                                   -------------

Total Common Stocks
  (Cost $784,441,820)                               773,774,582
                                                   -------------

FOREIGN PREFERRED STOCKS - 2.80%

Australia - 1.82%

News Corp Ltd ADR                        510,700     16,546,680
                                                   -------------
Finland - 0.98%

Nokia Corp ADR                           404,700      8,919,588
                                                   -------------

Total Foreign Preferred Stocks
  (Cost $25,782,671)                                 25,466,268
                                                   -------------

See Notes to Financial Statements      See explanation of symbols on B-105

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

----------------------------------------------------------------

                                                      Market
                                       Shares          Value
                                       ------          -----

FOREIGN COMMON STOCKS - 6.12%

Canada - 2.01%

Canadian National Railway Co           213,000       $8,626,500
Canadian Pacific Ltd                   250,000        9,687,500
                                                   -------------
                                                     18,314,000
                                                   -------------
France - 1.32%

Total Fina SA                          171,300       12,025,260
                                                   -------------

Netherlands - 1.22%

Royal Dutch Petroleum Guilder          189,800       11,059,646
                                                   -------------

Sweden - 0.37%

Ericsson 'B'                           615,800        3,337,636
                                                   -------------

Switzerland - 1.20%

Novartis AG ADR                        300,900       10,877,535
                                                   -------------

Total Foreign Common Stocks
  (Cost $55,449,300)                                 55,614,077
                                                   -------------

PURCHASED PUT OPTIONS - 0.01%

Technology - 0.01%

SCI Systems Inc (CBOT)
  Strike @ 20.00 Exp. 07/21/01
  2,856 Contracts                      285,600          121,380
                                                   -------------

Total Purchased Put Options
  (Cost $616,561)                                       121,380
                                                   -------------

-----------------------------------------------------------------

                                       Principal
                                        Amount        Value
                                        ------        -----

SHORT-TERM INVESTMENT - 6.09%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.09%

State Street Bank and Trust Co
  3.930% due 07/02/01
  (Dated 06/29/01, repurchase price
  $55,348,121; collateralized by U.S.
  Treasury Notes--market value
  $136,136 and due 06/30/03
  and market value
  $25,710,036 and due 08/15/15;
  and market value
  $30,603,236 and due 08/15/15)      $55,330,000    $55,330,000
                                                   -------------

Total Securities Held Under Repurchase
  Agreement                                          55,330,000
                                                   -------------

Total Short-Term Investments
  (Cost $55,330,000)                                 55,330,000
                                                   -------------

TOTAL INVESTMENTS - 100.14%
  (Cost $921,620,352)                               910,306,307

OTHER ASSETS AND
LIABILITIES, NET - (0.14%)                           (1,264,896)
                                                   -------------

NET ASSETS - 100.00%                               $909,041,411
                                                   -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2001 (Unaudited)

-----------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Transactions in options for the period ended June 30, 2001, were as follows:

                                       Number of
                                       Contracts      Premium
----------------------------------------------------------------
Outstanding, December 31, 2000               578        $66,631
Options Written                            5,906      1,079,891
Options Expired                              898        175,667
Options Repurchased                        1,778        379,713
                                       -------------------------
Outstanding, June 30, 2001                 3,808       $591,142
                                       -------------------------

(b) Premiums received on written options:

                                Number of
            Type                Contracts   Premium    Value
----------------------------------------------------------------
Call - Honeywell International
   Strike @ 45.00 Exp 07/21/01      952    $128,430     $23,800

Call - SCI Systems Inc
   Strike @ 22.50 Exp 07/21/01    2,856     462,712   1,113,840
                                         -----------------------
                                           $591,142  $1,137,640
                                         -----------------------

(c) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $921,620,352
                                                   -------------

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $43,417,444

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (54,731,489)
                                                   -------------
Net unrealized depreciation                        ($11,314,045)
                                                   -------------


     Explanation of Symbols for Schedules of Investments
     ---------------------------------------------------

   ~ Securities purchased in a private placement transaction;
     resale to the public may require registration.
   # Forward buy contract.
   + Securities are valued under procedures established by
     the Board of Trustees.
   * Non-income producing securities.
  ** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of June 30, 2001.
   " Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
 *** Securities with their principal amount adjusted for inflation.
  ++ Variable rate securities. The rate listed is as of June 30, 2001. ## Securities are in default.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (Unaudited)
(In thousands, except per share amounts)

                            Blue    Aggressive  Aggressive Emerging   Diversified Small-Cap  International
                            Chip      Growth      Equity    Markets    Research    Equity      Large-Cap     Equity
                          Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio    Portfolio    Portfolio
                          -------------------------------------------------------------------------------------------
ASSETS
Investments, at cost....  $452,025    $77,598    $372,637  $230,802    $185,109   $608,183     $558,304      $908,686
                          -------------------------------------------------------------------------------------------
Investments, at value...  $429,616    $79,348    $354,829  $188,455    $186,426   $552,375     $459,658      $802,547
Cash (1)................         8          3         620       779           3                     832         1,501
Receivables:
 Dividends and interest.       126          6          62       750          96        234          751           266
 Fund shares sold.......     1,554        146         145     1,945         257      2,419        3,468         1,128
 Securities sold........                  240       9,512     1,710       1,138      6,138        1,371       123,043
 Other..................                                          1                                   2             1
Forward foreign currency
contracts appreciation..                                                                            270
Variation margin........        33                                                                                 13
                          -------------------------------------------------------------------------------------------
Total Assets............   431,337     79,743     365,168   193,640     187,920    561,166      466,352       928,499
                          -------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed...                   17         243        68           7        369                        107
 Securities purchased...                  588       2,934     1,669       1,019        719        5,078       118,616
 Accrued advisory fees..       345         63         232       175         139        289          407           440
 Accrued custodian and
 portfolio accounting
 fees...................        31         11          49       138          17         58          109           125
 Accrued other..........        29          4          30        12          13         43           31            71
Forward foreign currency
contracts depreciation..                                                                            553
                          -------------------------------------------------------------------------------------------
Total Liabilities.......       405        683       3,488     2,062       1,195      1,478        6,178       119,359
                          -------------------------------------------------------------------------------------------
NET ASSETS..............  $430,932    $79,060    $361,680  $191,578    $186,725   $559,688     $460,174      $809,140
                          -------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........  $456,389    $79,287    $433,229  $270,145    $188,409   $694,864     $572,676    $1,063,751
Accumulated
undistributed net
investment income
(loss)..................        74        (61)     (2,478)     (161)        178        762          729        (1,292)
Accumulated
undistributed net
realized loss...........    (3,117)    (1,917)    (51,262)  (36,164)     (3,179)   (80,130)     (14,275)     (147,380)
Net unrealized
appreciation
(depreciation) on
investments
and assets and
liabilities in foreign
currencies..............   (22,414)     1,751     (17,809)  (42,242)      1,317    (55,808)     (98,956)     (105,939)
                          -------------------------------------------------------------------------------------------
NET ASSETS..............  $430,932    $79,060    $361,680  $191,578    $186,725   $559,688     $460,174      $809,140
                          -------------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........    48,320      8,492      35,300    30,294      17,297     30,047       67,577        38,634
                          -------------------------------------------------------------------------------------------
Net Asset Value Per
Share...................     $8.92      $9.31      $10.25     $6.32      $10.79     $18.63        $6.81        $20.94
                          -------------------------------------------------------------------------------------------

(1) Includes margin deposit segregated for futures contracts in the Equity Portfolio of $1,500.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2001 (Unaudited)
(In thousands, except per share amounts)

                            I-Net    Financial  Health               Telecom-    Multi-      Equity    Strategic
                          Tollkeeper Services  Sciences  Technology munications Strategy     Income      Value
                          Portfolio  Portfolio Portfolio Portfolio   Portfolio  Portfolio  Portfolio   Portfolio
                          --------------------------------------------------------------------------------------
ASSETS
Investments, at cost....   $136,684   $38,046   $47,544   $34,597     $21,139   $841,955   $1,494,011   $78,002
                          --------------------------------------------------------------------------------------
Investments, at value...    $99,162   $38,735   $51,107   $31,562     $16,674   $832,204   $1,444,279   $79,160
Cash....................          8        60         1        42           1                                 1
Receivables:
 Dividends and interest.          1        29        14         1           2      3,593        1,484        30
 Fund shares sold.......         30       159       176       130          80        313          497       339
 Securities sold........      1,026     1,802       893       120          79     51,653                  3,519
 Other..................                                       25                      9
Forward foreign currency
contracts appreciation..                                                             670
Variation margin........                                                              75          159
                          --------------------------------------------------------------------------------------
Total Assets............    100,227    40,785    52,191    31,880      16,836    888,517    1,446,419    83,049
                          --------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed...         52        35         7       165          29        119          518
 Securities purchased...                2,984     2,227       389         242    135,116        1,312     6,203
 Accrued advisory fees..        125        32        45        27          15        406          777        59
 Accrued custodian and
 portfolio accounting
 fees...................         17         8         7         5           5         81          149        19
 Accrued other..........         12         3         7         3           2         62          140         9
Outstanding options
written, at value.......                                       40
                          --------------------------------------------------------------------------------------
Total Liabilities.......        206     3,062     2,293       629         293    135,784        2,896     6,290
                          --------------------------------------------------------------------------------------
NET ASSETS..............   $100,021   $37,723   $49,898   $31,251     $16,543   $752,733   $1,443,523   $76,759
                          --------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital.........   $166,315   $37,280   $48,129   $37,451     $22,167   $761,069   $1,512,436   $80,659
Accumulated
undistributed net
investment income
(loss)..................     (1,421)       50       (19)      (44)         (4)       311        2,565       124
Accumulated
undistributed net
realized gain (loss)....    (27,351)     (295)   (1,775)   (3,123)     (1,156)       345      (21,215)   (5,182)
Net unrealized
appreciation
(depreciation) on
investments
and assets and
liabilities in foreign
currencies..............    (37,522)      688     3,563    (3,033)     (4,464)    (8,992)     (50,263)    1,158
                          --------------------------------------------------------------------------------------
NET ASSETS..............   $100,021   $37,723   $49,898   $31,251     $16,543   $752,733   $1,443,523   $76,759
                          --------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     17,291     3,831     5,388     4,373       2,313     49,912       64,801     8,073
                          --------------------------------------------------------------------------------------
Net Asset Value Per
Share...................      $5.78     $9.85     $9.26     $7.15       $7.15     $15.08       $22.28     $9.51
                          --------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2001 (Unaudited)
(In thousands, except per share amounts)

                           Growth      Focused   Mid-Cap  International    Capital     Mid-Cap   Global     Equity
                             LT          30       Value       Value     Opportunities  Growth    Growth     Index
                          Portfolio   Portfolio Portfolio   Portfolio     Portfolio   Portfolio Portfolio Portfolio
                          ------------------------------------------------------------------------------------------
ASSETS
Investments, at cost....  $3,028,999   $48,730  $672,882   $1,376,880     $130,872     $60,571   $22,032  $2,018,235
                          ------------------------------------------------------------------------------------------
Investments, at value...  $2,806,441   $50,590  $717,265   $1,209,615     $122,968     $58,948   $21,252  $2,207,790
Cash (1)................           6         1                 15,267            8         485        54       4,646
Receivables:
 Dividends and interest.         363         1       521        3,541           63           1        27       1,583
 Fund shares sold.......       2,724        78     1,623        3,191          362         687        78       1,530
 Securities sold........       8,305     1,218     1,922                     1,817         985       246       5,683
 Other..................                                           13
Forward foreign currency
contracts appreciation..      11,185                                                                   1
Variation margin........                                                                                         379
                          ------------------------------------------------------------------------------------------
Total Assets............   2,829,024    51,888   721,331    1,231,627      125,218      61,106    21,658   2,221,611
                          ------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed...         804        91         7          320                        1        84         565
 Securities purchased...      10,357       660    13,694                     2,461         330     1,227      36,716
 Accrued advisory fees..       1,746        40       482          873           81          42        18         452
 Accrued custodian and
 portfolio accounting
 fees...................         275        14        44          344           21           8        50         194
 Accrued other..........         244         6        45          123            7           6         2         187
Forward foreign currency
contracts depreciation..       2,305                                                                   1
                          ------------------------------------------------------------------------------------------
Total Liabilities.......      15,731       811    14,272        1,660        2,570         387     1,382      38,114
                          ------------------------------------------------------------------------------------------
NET ASSETS..............  $2,813,293   $51,077  $707,059   $1,229,967     $122,648     $60,719   $20,276  $2,183,497
                          ------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital.........  $3,574,076   $70,286  $621,650   $1,395,836     $130,836     $61,451   $21,591  $1,879,323
Accumulated
undistributed net
investment income
(loss)..................      11,302        43       853       (2,845)         131           8        18         168
Accumulated
undistributed net
realized gain (loss)....    (558,408)  (21,112)   40,172        5,022         (415)        883      (552)    114,954
Net unrealized
appreciation
(depreciation) on
investments
and assets and
liabilities in foreign
currencies..............    (213,677)    1,860    44,384     (168,046)      (7,904)     (1,623)     (781)    189,052
                          ------------------------------------------------------------------------------------------
NET ASSETS..............  $2,813,293   $51,077  $707,059   $1,229,967     $122,648     $60,719   $20,276  $2,183,497
                          ------------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     128,337     7,562    51,054       93,441       12,797       6,241     2,175      69,276
                          ------------------------------------------------------------------------------------------
Net Asset Value Per
Share...................      $21.92     $6.75    $13.85       $13.16        $9.58       $9.73     $9.32      $31.52
                          ------------------------------------------------------------------------------------------

(1) Includes margin deposit segregated for futures contracts in the Equity Index Portfolio of $4,645.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2001 (Unaudited)
(In thousands, except per share amounts)

                          Small-Cap              Inflation    Managed      Money    High Yield Large-Cap
                            Index      REIT       Managed       Bond       Market      Bond      Value
                          Portfolio  Portfolio Portfolio (1) Portfolio   Portfolio  Portfolio  Portfolio
                          ------------------------------------------------------------------------------
ASSETS
Investments, at cost....  $186,060   $171,334     $998,431   $2,550,179  $1,446,543  $513,859  $921,620
                          ------------------------------------------------------------------------------
Investments, at value...  $182,021   $194,504     $999,236   $2,551,454  $1,446,543  $450,216  $910,306
Cash (2)................     1,411                   1,474          798           1                  87
Receivables:
 Dividends and interest.       153      1,054        5,270       20,284       2,328    12,432     1,259
 Fund shares sold.......       493        171          807        2,740       1,872       304     1,570
 Securities sold........    43,821         93       24,446       40,534                 1,836    13,062
 Other..................                                17            6                    16
Forward foreign currency
contracts appreciation..                                            159
Variation margin........       262                      84
Other assets............                                                                  318
                          ------------------------------------------------------------------------------
Total Assets............   228,161    195,822    1,031,334    2,615,975   1,450,744   465,122   926,284
                          ------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed...        80        208          491          997      12,896       467       724
 Securities purchased...    53,061        663      508,196      608,557      25,000     2,717    14,664
 Accrued advisory fees..        69        163          257          979         379       236       629
 Accrued custodian and
 portfolio accounting
 fees...................        38         21           85          222         117        59        38
 Accrued other..........        17         15          164        2,968         114        34        50
Outstanding options
written, at value.......                                            903                           1,138
Forward foreign currency
contracts depreciation..                                53
Variation margin........                                          3,280
Other liabilities.......                             1,137        7,492                     2
                          ------------------------------------------------------------------------------
Total Liabilities.......    53,265      1,070      510,383      625,398      38,506     3,515    17,243
                          ------------------------------------------------------------------------------
NET ASSETS..............  $174,896   $194,752     $520,951   $1,990,577  $1,412,238  $461,607  $909,041
                          ------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital.........  $180,983   $166,073     $509,726   $2,001,154  $1,411,977  $574,631  $922,720
Accumulated
undistributed net
investment income.......       485      2,628        2,176        4,828         261       551     1,543
Accumulated
undistributed net
realized gain (loss)....    (2,809)     2,882        9,559       (7,420)              (50,250)   (3,362)
Net unrealized
appreciation
(depreciation) on
investments
and assets and
liabilities in foreign
currencies..............    (3,763)    23,169         (510)      (7,985)              (63,325)  (11,860)
                          ------------------------------------------------------------------------------
NET ASSETS..............  $174,896   $194,752     $520,951   $1,990,577  $1,412,238  $461,607  $909,041
                          ------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........    16,172     15,044       48,539      184,813     139,997    61,667    74,515
                          ------------------------------------------------------------------------------
Net Asset Value Per
Share...................    $10.81     $12.95       $10.73       $10.77      $10.09     $7.49    $12.20
                          ------------------------------------------------------------------------------

(1) Formerly named Government Securities Portfolio.
(2) Includes margin deposit segregated for futures contracts in the Small-Cap Index Portfolio of $1,410.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                              Blue       Aggressive   Aggressive Emerging   Diversified Small-Cap  International
                              Chip         Growth       Equity    Markets    Research    Equity      Large-Cap    Equity
                          Portfolio (1) Portfolio (1) Portfolio  Portfolio   Portfolio  Portfolio    Portfolio   Portfolio
                          ------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..        $515          $19          $264    $2,047        $892     $1,561       $3,485       $2,355
Interest................         431           90           373       186         151      1,338          633          220
Securities lending......          13            9           378        98          21        533          147           90
                          ------------------------------------------------------------------------------------------------
Total Investment
Income..................         959          118         1,015     2,331       1,064      3,432        4,265        2,665
                          ------------------------------------------------------------------------------------------------

EXPENSES
Advisory fees...........         734          163         1,534     1,090         727      1,823        2,123        2,954
Custodian fees and
expenses................          29           37            28       148           9         27          100           76
Portfolio accounting
fees....................           2            1            32        24          15         45           39           72
Shareholder reports.....           7            1            15         8           7         22           16           34
Distribution expenses...          59           12           113                    13          6                        32
Legal fees..............           3            1             6         3           3          9            7           14
Trustees' fees and
expenses................           1                          3         1           1          4            3            6
Organization expenses...          11           11
Other...................           7            1            13         7           7         19           15           30
                          ------------------------------------------------------------------------------------------------
Total Expenses..........         853          227         1,744     1,281         782      1,955        2,303        3,218
Custodian Credits.......                                     (3)      (17)                    (3)          (4)
Recaptured Distribution
Expenses................         (59)         (12)         (113)                  (13)        (6)                      (32)
Adviser Expense
Reimbursement...........                      (36)
                          ------------------------------------------------------------------------------------------------
Net Expenses............         794          179         1,628     1,264         769      1,946        2,299        3,186
                          ------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)..................         165          (61)         (613)    1,067         295      1,486        1,966         (521)
                          ------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss from
security transactions...      (2,821)      (1,917)      (47,815)  (27,215)        (87)   (67,805)     (10,210)    (145,750)
Net realized gain (loss)
from futures contracts..        (296)                                                                                    4
Net realized foreign
exchange gain (loss)....                                             (455)                              1,633
                          ------------------------------------------------------------------------------------------------
Net Realized Loss
on Investments
and Foreign Currency
Transactions............      (3,117)      (1,917)      (47,815)  (27,670)        (87)   (67,805)      (8,577)    (145,746)
                          ------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............     (22,409)       1,751        13,052    11,457      (2,860)    83,795      (46,113)      (8,519)
Net unrealized
depreciation on
futures contracts.......          (5)                                                                                  (79)
Net unrealized foreign
exchange gain (loss)....                                              122                              (3,038)
                          ------------------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............     (22,414)       1,751        13,052    11,579      (2,860)    83,795      (49,151)      (8,598)
                          ------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............     (25,531)        (166)      (34,763)  (16,091)     (2,947)    15,990      (57,728)    (154,344)
                          ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............    ($25,366)       ($227)     ($35,376) ($15,024)    ($2,652)   $17,476     ($55,762)   ($154,865)
                          ------------------------------------------------------------------------------------------------

(1) Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                           I-Net      Financial      Health                     Telecom-     Multi-    Equity    Strategic
                         Tollkeeper   Services      Sciences     Technology    munications  Strategy   Income      Value
                         Portfolio  Portfolio (1) Portfolio (1) Portfolio (1) Portfolio (1) Portfolio Portfolio  Portfolio
                         -------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld.         $5      $126            $69             $5           $14      $2,457    $9,468       $289
Interest...............         93        48             70             48            59      10,042     1,589        239
Securities lending.....         30         6              9              8             6         156       102         17
                         -------------------------------------------------------------------------------------------------
Total Investment
Income.................        128       180            148             61            79      12,655    11,159        545
                         -------------------------------------------------------------------------------------------------

EXPENSES
Advisory fees..........        787       120            152             97            72       2,458     5,606        293
Custodian fees and
expenses...............          9        30             12             24            17          33        33         13
Portfolio accounting
fees...................         14         2              2              1             2          64       147          9
Shareholder reports....          7         1              1              1                        29        68          4
Distribution expenses..                                                                           41       160
Legal fees.............          3                                                                12        28          2
Trustees' fees and
expenses...............          1                                                                 5        11          1
Organization expenses..                   11             11             11            11
Other..................          6         1              1                                       26        60          4
                         -------------------------------------------------------------------------------------------------
Total Expenses.........        827       165            179            134           102       2,668     6,113        326
Custodian Credits......         (1)                                                               (8)       (2)        (1)
Recaptured Distribution
Expenses...............                                                                          (41)     (160)
Adviser Expense
Reimbursement..........                  (33)           (13)           (29)          (22)
                         -------------------------------------------------------------------------------------------------
Net Expenses...........        826       132            166            105            80       2,619     5,951        325
                         -------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS) ................       (698)       48            (18)           (44)           (1)     10,036     5,208        220
                         -------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain
(loss) from security
transactions...........    (18,462)     (295)        (1,775)        (3,123)       (1,156)      5,037    (5,290)    (4,578)
Net realized gain from
futures contracts......                                                                          424     5,771
Net realized foreign
exchange gain (loss)...                    2             (1)                          (3)         10                   (5)
                         -------------------------------------------------------------------------------------------------
Net Realized Gain
(Loss) on Investments
and Foreign Currency
Transactions...........    (18,462)     (293)        (1,776)        (3,123)       (1,159)      5,471       481     (4,583)
                         -------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments............      1,689       688          3,563         (3,033)       (4,464)    (19,493)  (72,190)     1,490
Net unrealized
appreciation
(depreciation) on
futures contracts......                                                                          184    (1,106)
Net unrealized foreign
exchange gain..........                                                                          650
                         -------------------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions...........      1,689       688          3,563         (3,033)       (4,464)    (18,659)  (73,296)     1,490
                         -------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS...........    (16,773)      395          1,787         (6,156)       (5,623)    (13,188)  (72,815)    (3,093)
                         -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS.............   ($17,471)     $443         $1,769        ($6,200)      ($5,624)    ($3,152) ($67,607)   ($2,873)
                         -------------------------------------------------------------------------------------------------

(1) Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                           Growth     Focused    Mid-Cap  International    Capital       Mid-Cap       Global      Equity
                             LT          30       Value       Value     Opportunities    Growth        Growth       Index
                          Portfolio  Portfolio  Portfolio   Portfolio   Portfolio (1) Portfolio (1) Portfolio (1) Portfolio
                          -------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..     $8,293       $55     $3,091      $17,357         $156          $13           $100      $13,982
Interest................      9,550       254        782        1,281          197          134             46          832
Securities lending......        762        23         77          657           12           10              5           79
                          -------------------------------------------------------------------------------------------------
Total Investment
Income..................     18,605       332      3,950       19,295          365          157            151       14,893
                          -------------------------------------------------------------------------------------------------

EXPENSES
Advisory fees...........     11,501       235      2,182        6,166          206          134             73        2,938
Custodian fees and
expenses................         97        11         15          311           38           15             73           47
Portfolio accounting
fees....................        257         7         38          126            2            2              3          195
Shareholder reports.....        125         3         22           57            2            1              1           94
Distribution expenses...        269                  388                         4
Legal fees..............         52         1          9           24            1                                       39
Trustees' fees and
expenses................         22         1          4           10                                                    16
Organization expenses...                                                        11           11             11
Other...................        111         3         20           50            2            1              1           83
                          -------------------------------------------------------------------------------------------------
Total Expenses..........     12,434       261      2,678        6,744          266          164            162        3,412

Custodian Credits.......         (9)       (1)        (5)          (2)          (2)          (2)            (3)          (4)
Recaptured
Distribution Expenses...       (269)                (388)                       (4)
Adviser Expense
Reimbursement...........                                                       (25)         (13)           (33)
                          -------------------------------------------------------------------------------------------------
Net Expenses............     12,156       260      2,285        6,742          235          149            126        3,408
                          -------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...      6,449        72      1,665       12,553          130            8             25       11,485
                          -------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain
(loss) from security
transactions............   (487,256)  (18,787)    41,165       52,060         (415)         883           (552)     120,901
Net realized loss from
futures contracts.......                                       (9,336)                                                  (18)
Net realized foreign
exchange gain (loss)....     (5,845)                           (7,591)           1                          (7)
                          -------------------------------------------------------------------------------------------------
Net Realized Gain
(Loss) on Investments
and Foreign Currency
Transactions............   (493,101)  (18,787)    41,165       35,133         (414)         883           (559)     120,883
                          -------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............   (143,165)    8,380      6,504     (283,651)      (7,904)      (1,623)          (780)    (306,342)
Net unrealized
appreciation on
futures contracts.......                                        6,456                                                   286
Net unrealized foreign
exchange gain (loss)....     23,206                              (483)                                      (1)
                          -------------------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............   (119,959)    8,380      6,504     (277,678)      (7,904)      (1,623)          (781)    (306,056)
                          -------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............   (613,060)  (10,407)    47,669     (242,545)      (8,318)        (740)        (1,340)    (185,173)
                          -------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS..............  ($606,611) ($10,335)   $49,334    ($229,992)     ($8,188)       ($732)       ($1,315)   ($173,688)
                          -------------------------------------------------------------------------------------------------

(1) Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                            Small-Cap             Inflation    Managed    Money   High Yield Large-Cap
                              Index     REIT       Managed      Bond     Market      Bond      Value
                            Portfolio Portfolio Portfolio (1) Portfolio Portfolio Portfolio  Portfolio
                            --------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..     $1,060    $4,438                                        $541     $4,366
Interest................        194       129     $16,105     $55,948   $35,274    24,727      1,140
Securities lending......         89        16          53          86                 128         37
Other...................                                7                             147
                           --------------------------------------------------------------------------
Total Investment Income.      1,343     4,583      16,165      56,034    35,274    25,543      5,543
                           --------------------------------------------------------------------------

EXPENSES
Advisory fees...........        405       933       1,708       5,292     2,211     1,433      2,390
Custodian fees and
expenses................         28        10          46         109        31        35         11
Portfolio accounting
fees....................         21        15          56         162       110        50         35
Shareholder reports.....          9         7          23          74        55        20         24
Distribution expenses...                                                                          77
Legal fees .............          4         3           9          31        23         8         10
Trustees' fees and
expenses................          2         1           4          13        10         3          4
Other...................          8         6          20          66        49        18         21
                           --------------------------------------------------------------------------
Total Expenses..........        477       975       1,866       5,747     2,489     1,567      2,572
Custodian Credits.......         (1)                   (7)        (31)       (8)      (26)        (1)
Recaptured
Distribution Expenses...                                                                         (77)
                           --------------------------------------------------------------------------
Net Expenses............        476       975       1,859       5,716     2,481     1,541      2,494
                           --------------------------------------------------------------------------
NET INVESTMENT INCOME...        867     3,608      14,306      50,318    32,793    24,002      3,049
                           --------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain
(loss) from security
transactions............     (1,652)    2,552      13,918      15,918             (14,084)    (1,361)
Net realized gain
(loss) from futures
contracts...............        621                (3,371)     (6,787)
Net realized foreign
exchange gain (loss)....                              326        (293)                 (2)
                           --------------------------------------------------------------------------
Net Realized Gain
(Loss) on Investments
and Foreign Currency
Transactions............     (1,031)    2,552      10,873       8,838             (14,086)    (1,361)
                           --------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............     10,593     5,697     (12,392)    (31,367)             (1,170)   (23,950)
Net unrealized
appreciation
(depreciation) on
futures contracts.......         97                  (537)      1,706
Net unrealized foreign
exchange gain (loss)....                            2,409       7,563                  (4)
                           --------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............     10,690     5,697     (10,520)    (22,098)             (1,174)   (23,950)
                           --------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............      9,659     8,249         353     (13,260)            (15,260)   (25,311)
                           --------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........    $10,526   $11,857     $14,659     $37,058   $32,793    $8,742   ($22,262)
                           --------------------------------------------------------------------------

(1) Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                             Blue       Aggressive   Aggressive Emerging   Diversified Small-Cap  International
                             Chip         Growth       Equity    Markets    Research    Equity      Large-Cap    Equity
                         Portfolio (1) Portfolio (1) Portfolio  Portfolio   Portfolio  Portfolio    Portfolio   Portfolio
                         ------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income
(loss)..................       $165         ($61)        ($613)   $1,067        $295     $1,486       $1,966        ($521)
Net realized loss on
investments and
foreign currency
transactions............     (3,117)      (1,917)      (47,815)  (27,670)        (87)   (67,805)      (8,577)    (145,746)
Net unrealized gain
(loss) on investments
and foreign currency
transactions............    (22,414)       1,751        13,052    11,579      (2,860)    83,795      (49,151)      (8,598)
                         ------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    (25,366)        (227)      (35,376)  (15,024)     (2,652)    17,476      (55,762)    (154,865)
                         ------------------------------------------------------------------------------------------------
Net Equalization
Credits.................        836            3                     229         136        203          677
                         ------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...        (91)                                            (102)      (716)      (2,699)
Net realized gains......                                                                (81,594)                  (49,136)
                         ------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............        (91)                                            (102)   (82,310)      (2,699)     (49,136)
                         ------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................    462,546       90,620        98,257   129,631      74,994    161,833      539,994      113,636
Dividend reinvestments..         91                                              102     81,946        2,697       49,136
Cost of shares
repurchased.............     (7,084)     (11,336)     (148,662) (102,161)    (30,651)  (202,104)    (387,501)    (193,642)
                         ------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Derived from Capital
Share Transactions......    455,553       79,284       (50,405)   27,470      44,445     41,675      155,190      (30,870)
                         ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........    430,932       79,060       (85,781)   12,675      41,827    (22,956)      97,406     (234,871)
                         ------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of Period....                               447,461   178,903     144,898    582,644      362,768    1,044,011
                         ------------------------------------------------------------------------------------------------
 End of Period..........   $430,932      $79,060      $361,680  $191,578    $186,725   $559,688     $460,174     $809,140
                         ------------------------------------------------------------------------------------------------

(1) Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                            I-Net      Financial      Health                     Telecom-     Multi-      Equity    Strategic
                          Tollkeeper   Services      Sciences     Technology    munications  Strategy     Income      Value
                          Portfolio  Portfolio (1) Portfolio (1) Portfolio (1) Portfolio (1) Portfolio  Portfolio   Portfolio
                          ---------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income
(loss)..................      ($698)        $48          ($18)         ($44)          ($1)    $10,036       $5,208      $220
Net realized gain
(loss) on investments
and foreign currency
transactions............    (18,462)       (293)       (1,776)       (3,123)       (1,159)      5,471          481    (4,583)
Net unrealized gain
(loss) on investments
and foreign currency
transactions............      1,689         688         3,563        (3,033)       (4,464)    (18,659)     (73,296)    1,490
                          ---------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    (17,471)        443         1,769        (6,200)       (5,624)     (3,152)     (67,607)   (2,873)
                          ---------------------------------------------------------------------------------------------------
Net Equalization
Credits (Debits)........        (14)         64            63            11            17          82       (1,551)      131
                          ---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...                                                                      (10,246)      (2,576)     (141)
Net realized gains......                                                                       (1,375)     (16,523)
                          ---------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............                                                                      (11,621)     (19,099)     (141)
                          ---------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................     24,871      44,747        60,766        44,983        27,618      72,083      116,642    49,666
Dividend
reinvestments...........                                                                       11,531       19,020       141
Cost of shares
repurchased.............    (22,919)     (7,531)      (12,700)       (7,543)       (5,468)    (78,692)    (544,648)  (13,041)
                          ---------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Derived from
Capital Share
Transactions............      1,952      37,216        48,066        37,440        22,150       4,922     (408,986)   36,766
                          ---------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS..................    (15,533)     37,723        49,898        31,251        16,543      (9,769)    (497,243)   33,883
                          ---------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of Period....    115,554                                                           762,502    1,940,766    42,876
                          ---------------------------------------------------------------------------------------------------
 End of Period..........   $100,021     $37,723       $49,898       $31,251       $16,543    $752,733   $1,443,523   $76,759
                          ---------------------------------------------------------------------------------------------------

(1) Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                         Growth      Focused   Mid-Cap   International    Capital      Mid-Cap        Global       Equity
                           LT           30      Value        Value     Opportunities    Growth        Growth       Index
                        Portfolio   Portfolio Portfolio    Portfolio   Portfolio (1) Portfolio (1) Portfolio (1) Portfolio
                        ---------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income.      $6,449       $72    $1,665       $12,553         $130           $8           $25        $11,485
Net realized gain
(loss) on investments
and foreign currency
transactions..........    (493,101)  (18,787)   41,165        35,133         (414)         883          (559)       120,883
Net unrealized gain
(loss) on investments
and foreign currency
transactions..........    (119,959)    8,380     6,504      (277,678)      (7,904)      (1,623)         (781)      (306,056)
                        ---------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations............    (606,611)  (10,335)   49,334      (229,992)      (8,188)        (732)       (1,315)      (173,688)
                        ---------------------------------------------------------------------------------------------------
Net Equalization
Credits (Debits)......         422        32     1,262        (2,951)         302          104            32           (578)
                        ---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income.     (27,711)      (34)     (796)       (8,556)                                               (11,259)
Net realized gains....    (424,360)            (15,623)      (21,381)                                                (8,020)
                        ---------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders..........    (452,071)      (34)  (16,419)      (29,937)                                               (19,279)
                        ---------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares................     325,845    21,113   317,057     1,818,160      139,610       72,468        22,574        236,917
Dividend
reinvestments.........     448,123        34    16,337        29,172                                                 19,228
Cost of shares
repurchased...........    (477,610)   (8,682)  (67,040)   (1,990,222)      (9,076)     (11,121)       (1,015)      (464,168)
                        ---------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Derived from
Capital Share
Transactions..........     296,358    12,465   266,354      (142,890)     130,534       61,347        21,559       (208,023)
                        ---------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS................    (761,902)    2,128   300,531      (405,770)     122,648       60,719        20,276       (401,568)
                        ---------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of Period..   3,575,195    48,949   406,528     1,635,737                                              2,585,065
                        ---------------------------------------------------------------------------------------------------
 End of Period........  $2,813,293   $51,077  $707,059    $1,229,967     $122,648      $60,719       $20,276     $2,183,497
                        ---------------------------------------------------------------------------------------------------

(1) Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
(In thousands)

                          Small-Cap               Inflation    Managed      Money     High Yield Large-Cap
                            Index      REIT        Managed       Bond       Market       Bond      Value
                          Portfolio  Portfolio  Portfolio (1) Portfolio   Portfolio   Portfolio  Portfolio
                          --------------------------------------------------------------------------------
OPERATIONS

Net investment income...      $867     $3,608      $14,306       $50,318     $32,793    $24,002    $3,049
Net realized gain
(loss) on investments
and foreign currency
transactions............    (1,031)     2,552       10,873         8,838                (14,086)   (1,361)
Net unrealized gain
(loss) on investments
and foreign currency
transactions............    10,690      5,697      (10,520)      (22,098)                (1,174)  (23,950)
                          --------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    10,526     11,857       14,659        37,058      32,793      8,742   (22,262)
                          --------------------------------------------------------------------------------
Net Equalization
Credits (Debits)........        27        429         (942)       12,616       1,318      1,159     3,946
                          --------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...      (387)      (967)     (12,956)      (48,452)    (32,691)   (24,344)   (1,493)
Net realized gains......   (13,439)      (660)                                                    (23,041)
                          --------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............   (13,826)    (1,627)     (12,956)      (48,452)    (32,691)   (24,344)  (24,534)
                          --------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................    59,553     50,074      145,901       457,895   3,002,496    197,617   598,221
Dividend reinvestments..    13,714      1,584       12,745        46,950      32,386     23,313    24,348
Cost of shares
repurchased.............   (77,453)   (36,507)    (211,283)     (129,238) (2,880,422)  (169,847)  (42,432)
                          --------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Derived from
Capital Share
Transactions............    (4,186)    15,151      (52,637)      375,607     154,460     51,083   580,137
                          --------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS..................    (7,459)    25,810      (51,876)      376,829     155,880     36,640   537,287
                          --------------------------------------------------------------------------------

NET ASSETS
 Beginning of Period....   182,355    168,942      572,827     1,613,748   1,256,358    424,967   371,754
                          --------------------------------------------------------------------------------
 End of Period..........  $174,896   $194,752     $520,951    $1,990,577  $1,412,238   $461,607  $909,041
                          --------------------------------------------------------------------------------

(1) Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                          Aggressive Emerging    Diversified  Small-Cap  International                 I-Net      Multi-
                            Equity    Markets     Research     Equity      Large-Cap     Equity     Tollkeeper   Strategy
                          Portfolio  Portfolio  Portfolio (1) Portfolio  Portfolio (1) Portfolio   Portfolio (1) Portfolio
                          ------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income
(loss)..................    ($1,358)      $13         $390      $3,651         $851         ($586)      ($723)    $20,383
Net realized gain
(loss) on investments
and foreign currency
transactions............     (1,273)    6,983       (3,092)     69,262       (4,778)       52,339      (8,889)      9,628
Net unrealized gain
(loss) on investments
and foreign currency
transactions............   (106,023)  (99,550)       4,177    (244,534)     (49,805)     (391,820)    (39,211)    (23,632)
                          ------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............   (108,654)  (92,554)       1,475    (171,621)     (53,732)     (340,067)    (48,823)      6,379
                          ------------------------------------------------------------------------------------------------
Net Equalization
Credits.................                  503          364         909        1,155            94           8         671
                          ------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...                 (112)        (405)     (3,633)        (309)          (74)                (20,211)
Net realized gains......    (15,629)                           (42,256)                   (78,904)                (56,437)
                          ------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............    (15,629)     (112)        (405)    (45,889)        (309)      (78,978)                (76,648)
                          ------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................    458,140   261,627      173,969     766,492      513,453       578,563     175,503     121,016
Dividend reinvestments..     15,629       111          403      45,754          308        78,960                  76,113
Cost of shares
repurchased.............   (368,385) (207,702)     (30,908)   (438,108)     (98,107)     (237,239)    (11,134)   (104,535)
                          ------------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............    105,384    54,036      143,464     374,138      415,654       420,284     164,369      92,594
                          ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........    (18,899)  (38,127)     144,898     157,537      362,768         1,333     115,554      22,996
                          ------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of Year......    466,360   217,030                  425,107                  1,042,678                 739,506
                          ------------------------------------------------------------------------------------------------
 End of Year............   $447,461  $178,903     $144,898    $582,644     $362,768    $1,044,011    $115,554    $762,502
                          ------------------------------------------------------------------------------------------------

(1) Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios and May 1, 2000 for the I-Net Tollkeeper Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                            Equity      Strategic    Growth        Focused     Mid-Cap   International   Equity    Small-Cap
                            Income        Value        LT            30         Value        Value       Index       Index
                          Portfolio   Portfolio (1) Portfolio   Portfolio (1) Portfolio    Portfolio   Portfolio   Portfolio
                          --------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income...     $16,492        $121       $12,428        $232      $1,255       $18,290      $24,925    $1,970
Net realized gain
(loss) on investments
and foreign currency
transactions............      32,308        (603)      407,157      (2,325)     15,258        (1,739)       5,357    12,158
Net unrealized gain
(loss) on investments
and foreign currency
transactions............    (184,806)       (332)   (1,428,634)     (6,520)     39,008      (188,971)    (286,004)  (27,924)
                          --------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    (136,006)       (814)   (1,009,049)     (8,613)     55,521      (172,420)    (255,722)  (13,796)
                          --------------------------------------------------------------------------------------------------
Net Equalization
Credits.................       1,212          36            48          63       1,238         3,946        1,215       475
                          --------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...     (16,794)        (72)      (21,762)       (227)     (1,277)       (2,506)     (24,976)   (1,965)
Net realized gains......    (162,475)                 (615,889)                 (2,093)      (47,746)     (28,438)     (823)
                          --------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............    (179,269)        (72)     (637,651)       (227)     (3,370)      (50,252)     (53,414)   (2,788)
                          --------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................     424,257      48,947     1,663,912      61,384     278,253     4,212,564      702,256   182,163
Dividend reinvestments..     178,795          72       637,651         227       3,355        49,243       53,294     2,769
Cost of shares
repurchased.............    (161,447)     (5,293)     (735,567)     (3,885)    (35,903)   (4,090,790)    (286,175) (101,520)
                          --------------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............     441,605      43,726     1,565,996      57,726     245,705       171,017      469,375    83,412
                          --------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS ..........     127,542      42,876       (80,656)     48,949     299,094       (47,709)     161,454    67,303
                          --------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of Year......   1,813,224                 3,655,851                 107,434     1,683,446    2,423,611   115,052
                          --------------------------------------------------------------------------------------------------
 End of Year............  $1,940,766     $42,876    $3,575,195     $48,949    $406,528    $1,635,737   $2,585,065  $182,355
                          --------------------------------------------------------------------------------------------------

(1) Operations commenced on October 2, 2000.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                                       Inflation    Managed      Money     High Yield Large-Cap
                            REIT        Managed       Bond       Market       Bond      Value
                          Portfolio  Portfolio (1) Portfolio   Portfolio   Portfolio  Portfolio
                          ---------------------------------------------------------------------

OPERATIONS

Net investment income...    $5,171      $27,447       $83,763     $62,406    $43,648    $2,574
Net realized gain
(loss) on investments
and foreign currency
transactions............     1,173       11,003        22,489                (14,850)   21,522
Net unrealized gain
(loss) on investments
and foreign currency
transactions............    21,452       16,717        38,129                (44,142)   10,011
                          ---------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    27,796       55,167       144,381      62,406    (15,344)   34,107
                          ---------------------------------------------------------------------
Net Equalization
Credits.................     2,478        1,891        13,658       3,272        595     1,285
                          ---------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...    (5,192)     (27,320)      (83,151)    (62,377)   (41,978)   (2,584)
Net realized gains......       (51)                                                     (1,229)
                          ---------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............    (5,243)     (27,320)      (83,151)    (62,377)   (41,978)   (3,813)
                          ---------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................   120,307      188,045       525,901   6,389,746    205,581   288,116
Dividend reinvestments..     5,119       26,917        80,854      61,687     41,151     3,789
Cost of shares
repurchased.............   (31,616)    (100,047)     (158,873) (6,255,448)  (213,785) (121,261)
                          ---------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............    93,810      114,915       447,882     195,985     32,947   170,644
                          ---------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS ..........   118,841      144,653       522,770     199,286    (23,780)  202,223
                          ---------------------------------------------------------------------

NET ASSETS
 Beginning of Year......    50,101      428,174     1,090,978   1,057,072    448,747   169,531
                          ---------------------------------------------------------------------
 End of Year............  $168,942     $572,827    $1,613,748  $1,256,358   $424,967  $371,754
                          ---------------------------------------------------------------------

(1) Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset       Net       Net Realized               Dividends                                Net Asset
                              Value,     Investment  and Unrealized  Total from   from Net   Distributions                  Value,
For the Year or             Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total        End of
 Period Ended                of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip (4)
------------
 06/30/2001 (Unaudited)      $10.00           -          ($1.08)      ($1.08)        -             -            -            $8.92
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (4)
---------------------
 06/30/2001 (Unaudited)      $10.00      ($0.01)         ($0.68)      ($0.69)        -             -            -            $9.31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity
-----------------
 06/30/2001 (Unaudited)      $11.08      ($0.02)         ($0.81)      ($0.83)        -             -            -           $10.25
 12/31/2000                   14.55       (0.02)          (2.98)       (3.00)        -          ($0.47)      ($0.47)         11.08
 12/31/1999                   12.66       (0.01)           3.27         3.26         -           (1.37)       (1.37)         14.55
 12/31/1998                   11.18        0.01            1.47         1.48         -             -            -            12.66
 12/31/1997                   10.78       (0.01)           0.41         0.40         -             -            -            11.18
 04/01/1996 - 12/31/1996      10.00        0.01            0.78         0.79      ($0.01)          -          (0.01)         10.78
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
----------------
 06/30/2001 (Unaudited)       $6.73       $0.02          ($0.43)      ($0.41)        -             -            -            $6.32
 12/31/2000                   10.48       (0.03)          (3.71)       (3.74)     ($0.01)          -         ($0.01)          6.73
 12/31/1999                    6.85        0.03            3.63         3.66       (0.03)          -          (0.03)         10.48
 12/31/1998                    9.47        0.10           (2.64)       (2.54)      (0.08)          -          (0.08)          6.85
 12/31/1997                    9.68        0.06           (0.22)       (0.16)      (0.05)          -          (0.05)          9.47
 04/01/1996 - 12/31/1996      10.00       (0.02)          (0.30)       (0.32)        -             -            -             9.68
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research
--------------------
 06/30/2001 (Unaudited)      $10.99       $0.02          ($0.21)      ($0.19)     ($0.01)          -         ($0.01)        $10.79
 01/03/2000 - 12/31/2000      10.00        0.03            0.99         1.02       (0.03)          -          (0.03)         10.99
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity
----------------
 06/30/2001 (Unaudited)      $21.19       $0.05           $0.61        $0.66      ($0.03)       ($3.19)      ($3.22)        $18.63
 12/31/2000                   29.79        0.15           (6.51)       (6.36)      (0.15)        (2.09)       (2.24)         21.19
 12/31/1999                   22.92        0.05            9.75         9.80       (0.05)        (2.88)       (2.93)         29.79
 12/31/1998                   24.61        0.02            0.90         0.92       (0.02)        (2.59)       (2.61)         22.92
 12/31/1997                   21.45        0.05            5.65         5.70       (0.05)        (2.49)       (2.54)         24.61
 12/31/1996                   18.57        0.08            4.11         4.19       (0.09)        (1.22)       (1.31)         21.45
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap
-----------------------
 06/30/2001 (Unaudited)       $7.84      ($0.01)         ($0.98)      ($0.99)      ($0.04)         -         ($0.04)         $6.81
 01/03/2000 - 12/31/2000      10.00        0.06           (2.21)       (2.15)       (0.01)         -          (0.01)          7.84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year or              Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
 Period Ended              Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip (4)
------------
 06/30/2001 (Unaudited)     (10.81%)    $430,932        1.03%          1.10%             0.21%              0.14%            11.65%
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (4)
---------------------
 06/30/2001 (Unaudited)      (6.87%)     $79,060        1.10%          1.39%            (0.38%)            (0.67%)           44.92%
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity
-----------------
 06/30/2001 (Unaudited)      (7.91%)    $361,680        0.85%          0.91%            (0.32%)            (0.38%)           68.72%
 12/31/2000                 (21.06%)     447,461        0.84%          0.86%            (0.28%)            (0.30%)          171.29%
 12/31/1999                  27.35%      466,360        0.85%          0.85%            (0.12%)            (0.13%)          100.85%
 12/31/1998                  13.22%      218,712        0.89%          0.89%             0.01%              0.01%           184.42%
 12/31/1997                   3.78%      122,752        0.86%          0.87%            (0.13%)            (0.13%)          189.21%
 04/01/1996 - 12/31/1996      7.86%       49,849        1.02%          1.03%            (0.11%)            (0.12%)           79.86%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
----------------
 06/30/2001 (Unaudited)      (6.08%)    $191,578        1.28%          1.29%             1.08%              1.06%            49.66%
 12/31/2000                 (35.69%)     178,903        1.30%          1.30%             0.01%              0.00%           120.01%
 12/31/1999                  53.56%      217,030        1.41%          1.42%             0.74%              0.74%            48.52%
 12/31/1998                 (26.83%)     106,570        1.46%          1.46%             1.42%              1.42%            29.82%
 12/31/1997                  (1.69%)      99,425        1.46%          1.47%             0.80%              0.79%            69.60%
 04/01/1996 - 12/31/1996     (3.23%)      44,083        2.18%          2.22%            (0.11%)            (0.14%)           47.63%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research
--------------------
 06/30/2001 (Unaudited)      (1.72%)    $186,725        0.95%          0.97%             0.37%              0.35%            15.23%
 01/03/2000 - 12/31/2000     10.21%      144,898        0.98%          0.99%             0.51%              0.50%            23.71%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity
----------------
 06/30/2001 (Unaudited)       3.52%     $559,688        0.69%          0.70%             0.53%              0.53%            23.41%
 12/31/2000                 (22.41%)     582,644        0.69%          0.69%             0.62%              0.61%            45.54%
 12/31/1999                  47.52%      425,107        0.70%          0.70%             0.22%              0.22%            49.34%
 12/31/1998                   2.69%      267,958        0.70%          0.70%             0.11%              0.11%            48.48%
 12/31/1997                  30.27%      246,555        0.70%          0.70%             0.22%              0.21%            52.20%
 12/31/1996                  23.62%      167,335        0.76%          0.76%             0.44%              0.43%            70.22%
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap
-----------------------
 06/30/2001 (Unaudited)     (12.65%)    $460,174        1.14%          1.14%             0.97%              0.97%            16.51%
 01/03/2000 - 12/31/2000    (21.51%)     362,768        1.17%          1.17%             0.41%              0.41%            21.25%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on D-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset       Net       Net Realized               Dividends                                Net Asset
                              Value,     Investment  and Unrealized  Total from   from Net   Distributions                  Value,
For the Year or             Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total        End of
 Period Ended                of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Equity
------
06/30/2001 (Unaudited)       $26.12      ($0.01)         ($3.82)      ($3.83)        -          ($1.35)      ($1.35)        $20.94
12/31/2000                    37.50       (0.01)          (8.94)      (8.95)         -           (2.43)       (2.43)         26.12
12/31/1999                    29.27        0.03           10.56       10.59       ($0.03)        (2.33)       (2.36)         37.50
12/31/1998                    23.89        0.09            7.01        7.10        (0.09)        (1.63)       (1.72)         29.27
12/31/1997                    21.07        0.14            3.58        3.72        (0.13)        (0.77)       (0.90)         23.89
12/31/1996                    17.52        0.02            4.71        4.73        (0.02)        (1.16)       (1.18)         21.07
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper
----------------
06/30/2001 (Unaudited)        $6.78      ($0.04)         ($0.96)     ($1.00)         -             -            -            $5.78
05/01/2000 - 12/31/2000       10.00       (0.04)          (3.18)      (3.22)         -             -            -             6.78
------------------------------------------------------------------------------------------------------------------------------------
Financial Services (4)
----------------------
06/30/2001 (Unaudited)       $10.00       $0.01          ($0.16)     ($0.15)         -             -            -            $9.85
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences (4)
-------------------
06/30/2001 (Unaudited)       $10.00         -            ($0.74)     ($0.74)         -             -            -            $9.26
------------------------------------------------------------------------------------------------------------------------------------
Technology (4)
--------------
06/30/2001 (Unaudited)       $10.00      ($0.01)         ($2.84)     ($2.85)         -             -            -            $7.15
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications (4)
----------------------
06/30/2001 (Unaudited)       $10.00         -            ($2.85)     ($2.85)         -             -            -            $7.15
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy
--------------
06/30/2001 (Unaudited)       $15.40       $0.21          ($0.30)     ($0.09)      ($0.20)       ($0.03)      ($0.23)        $15.08
12/31/2000                    16.98        0.44           (0.33)       0.11        (0.43)        (1.26)       (1.69)         15.40
12/31/1999                    17.32        0.44            0.74        1.18        (0.43)        (1.09)       (1.52)         16.98
12/31/1998                    16.18        0.46            2.34        2.80        (0.46)        (1.20)       (1.66)         17.32
12/31/1997                    14.75        0.50            2.23        2.73        (0.50)        (0.80)       (1.30)         16.18
12/31/1996                    14.20        0.48            1.20        1.68        (0.48)        (0.65)       (1.13)         14.75
------------------------------------------------------------------------------------------------------------------------------------
Equity Income
-------------
06/30/2001 (Unaudited)       $23.46       $0.08          ($0.97)     ($0.89)      ($0.03)       ($0.26)       ($0.29)       $22.28
12/31/2000                    27.75        0.22           (1.98)      (1.76)       (0.22)        (2.31)        (2.53)        23.46
12/31/1999                    26.89        0.24            3.20        3.44        (0.24)        (2.34)        (2.58)        27.75
12/31/1998                    24.47        0.20            5.44        5.64        (0.20)        (3.02)        (3.22)        26.89
12/31/1997                    20.45        0.20            5.35        5.55        (0.20)        (1.33)        (1.53)        24.47
12/31/1996                    18.21        0.24            3.15        3.39        (0.24)        (0.91)        (1.15)        20.45
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year or              Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
 Period Ended              Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Equity
------
06/30/2001 (Unaudited)      (14.85%)    $809,140        0.70%          0.71%            (0.11%)            (0.12%)           53.00%
12/31/2000                  (25.17%)   1,044,011        0.69%          0.69%            (0.05%)            (0.05%)           62.74%
12/31/1999                   38.54%    1,042,678        0.69%          0.69%             0.11%              0.11%            58.72%
12/31/1998                   30.28%      502,629        0.71%          0.71%             0.35%              0.35%           130.51%
12/31/1997                   18.18%      318,143        0.70%          0.70%             0.59%              0.59%           159.88%
12/31/1996                   28.03%      207,897        0.74%          0.74%             0.05%              0.05%            90.98%
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper
----------------
06/30/2001 (Unaudited)      (14.74%)    $100,021        1.58%          1.58%            (1.33%)            (1.33%)           18.34%
05/01/2000 - 12/31/2000     (32.17%)     115,554        1.60%          1.63%            (1.03%)            (1.06%)           47.56%
------------------------------------------------------------------------------------------------------------------------------------
Financial Services (4)
----------------------
06/30/2001 (Unaudited)       (1.53%)     $37,723        1.20%          1.51%             0.44%              0.13%            55.70%
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences (4)
-------------------
06/30/2001 (Unaudited)       (7.41%)     $49,898        1.20%          1.30%            (0.13%)            (0.23%)           28.50%
------------------------------------------------------------------------------------------------------------------------------------
Technology (4)
--------------
06/30/2001 (Unaudited)      (28.55%)     $31,251        1.20%          1.53%            (0.50%)            (0.83%)           41.71%
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications (4)
----------------------
06/30/2001 (Unaudited)      (28.48%)     $16,543        1.22%          1.56%            (0.01%)            (0.35%)           34.45%
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy
--------------
06/30/2001 (Unaudited)       (0.55%)    $752,733        0.69%          0.71%             2.65%              2.64%           106.22%
12/31/2000                    0.75%      762,502        0.69%          0.70%             2.68%              2.67%           237.43%
12/31/1999                    7.04%      739,506        0.70%          0.70%             2.57%              2.56%           196.97%
12/31/1998                   18.17%      576,424        0.70%          0.71%             2.81%              2.81%           102.38%
12/31/1997                   19.62%      367,128        0.71%          0.71%             3.25%              3.25%            71.89%
12/31/1996                   12.56%      225,619        0.78%          0.78%             3.37%              3.37%           132.94%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income
-------------
06/30/2001 (Unaudited)       (3.81%)  $1,443,523        0.69%          0.71%             0.60%              0.59%            24.47%
12/31/2000                   (6.71%)   1,940,766        0.69%          0.69%             0.85%              0.84%            45.41%
12/31/1999                   13.26%    1,813,224        0.70%          0.70%             0.91%              0.91%            69.34%
12/31/1998                   24.18%    1,262,143        0.69%          0.70%             0.84%              0.84%            80.78%
12/31/1997                   28.60%      806,112        0.70%          0.70%             0.91%              0.91%           105.93%
12/31/1996                   19.43%      429,262        0.75%          0.75%             1.31%              1.31%            94.95%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on D-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset       Net       Net Realized               Dividends                                Net Asset
                              Value,     Investment  and Unrealized  Total from   from Net   Distributions                  Value,
For the Year or             Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total        End of
 Period Ended                of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value
---------------
06/30/2001 (Unaudited)        $9.76       $0.02          ($0.25)      ($0.23)     ($0.02)          -         ($0.02)         $9.51
10/02/2000 - 12/31/2000       10.00        0.03           (0.25)       (0.22)      (0.02)          -          (0.02)          9.76
------------------------------------------------------------------------------------------------------------------------------------
Growth LT
---------
06/30/2001 (Unaudited)       $31.30       $0.20          ($5.40)      ($5.20)     ($0.25)       ($3.93)      ($4.18)        $21.92
12/31/2000                    47.67        0.33           (9.43)       (9.10)      (0.22)        (7.05)       (7.27)         31.30
12/31/1999                    26.20        0.15           23.95        24.10         -           (2.63)       (2.63)         47.67
12/31/1998                    17.31       (0.04)           9.86         9.82       (0.05)        (0.88)       (0.93)         26.20
12/31/1997                    16.50        0.16            1.51         1.67       (0.09)        (0.77)       (0.86)         17.31
12/31/1996                    14.12        0.14            2.37         2.51       (0.13)          -          (0.13)         16.50
------------------------------------------------------------------------------------------------------------------------------------
Focused 30
----------
06/30/2001 (Unaudited)        $8.22       $0.01          ($1.47)      ($1.46)     ($0.01)          -         ($0.01)         $6.75
10/02/2000 - 12/31/2000       10.00        0.04           (1.78)       (1.74)      (0.04)          -          (0.04)          8.22
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value
-------------
06/30/2001 (Unaudited)       $12.90       $0.04           $1.27        $1.31      ($0.02)       ($0.34)       ($0.36)       $13.85
12/31/2000                    10.50        0.05            2.54         2.59       (0.05)        (0.14)        (0.19)        12.90
01/04/1999 - 12/31/1999       10.00        0.02            0.50         0.52       (0.02)          -           (0.02)        10.50
------------------------------------------------------------------------------------------------------------------------------------
International Value
-------------------
06/30/2001 (Unaudited)       $15.85       $0.05          ($2.42)      ($2.37)     ($0.09)       ($0.23)       ($0.32)       $13.16
12/31/2000                    18.49        0.09           (2.19)       (2.10)      (0.02)        (0.52)        (0.54)        15.85
12/31/1999                    15.80        0.06            3.37         3.43       (0.12)        (0.62)        (0.74)        18.49
12/31/1998                    16.21        0.11            0.90         1.01       (0.17)        (1.25)        (1.42)        15.80
12/31/1997                    15.40        0.41            1.00         1.41       (0.29)        (0.31)        (0.60)        16.21
12/31/1996                    12.93        0.28            2.54         2.82       (0.23)        (0.12)        (0.35)        15.40
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities (4)
-------------------------
06/30/2001 (Unaudited)       $10.00       $0.01          ($0.43)      ($0.42)        -             -             -           $9.58
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth (4)
------------------
06/30/2001 (Unaudited)       $10.00         -            ($0.27)      ($0.27)        -             -             -           $9.73
------------------------------------------------------------------------------------------------------------------------------------
Global Growth (4)
-----------------
06/30/2001 (Unaudited)       $10.00       $0.01          ($0.69)      ($0.68)        -             -             -           $9.32
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year or              Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
 Period Ended              Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value
---------------
06/30/2001 (Unaudited)       (2.44%)     $76,759        1.05%          1.05%             0.71%              0.71%            42.40%
10/02/2000 - 12/31/2000      (2.19%)      42,876        1.05%          1.44%             1.30%              0.91%             9.88%
------------------------------------------------------------------------------------------------------------------------------------
Growth LT
---------
06/30/2001 (Unaudited)      (16.96%)  $2,813,293        0.79%          0.81%             0.42%              0.40%            47.02%
12/31/2000                  (21.70%)   3,575,195        0.79%          0.80%             0.30%              0.30%            68.37%
12/31/1999                   98.08%    3,655,851        0.79%          0.79%            (0.33%)            (0.33%)          111.56%
12/31/1998                   58.29%    1,279,759        0.80%          0.80%            (0.08%)            (0.08%)          116.96%
12/31/1997                   10.96%      677,147        0.82%          0.82%             0.52%              0.52%           145.17%
12/31/1996                   17.87%      438,154        0.87%          0.87%             0.74%              0.74%           147.02%
------------------------------------------------------------------------------------------------------------------------------------
Focused 30
----------
06/30/2001 (Unaudited)      (17.78%)     $51,077        1.05%          1.05%             0.29%              0.29%            97.61%
10/02/2000 - 12/31/2000     (17.39%)      48,949        1.05%          1.37%             2.15%              1.83%            23.51%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value
-------------
06/30/2001 (Unaudited)       10.11%     $707,059        0.89%          1.04%             0.65%              0.49%            72.62%
12/31/2000                   24.91%      406,528        0.88%          0.98%             0.57%              0.47%           136.97%
01/04/1999 - 12/31/1999       5.22%      107,434        0.97%          0.97%             0.44%              0.44%            84.14%
------------------------------------------------------------------------------------------------------------------------------------
International Value
-------------------
06/30/2001 (Unaudited)      (15.03%)  $1,229,967        0.93%          0.93%             1.73%              1.73%            77.99%
12/31/2000                  (11.40%)   1,635,737        0.96%          0.96%             1.09%              1.09%            63.27%
12/31/1999                   22.82%    1,683,446        1.01%          1.01%             1.12%              1.12%            55.56%
12/31/1998                    5.60%      996,215        1.00%          1.00%             1.36%              1.36%            45.61%
12/31/1997                    9.28%      764,036        1.02%          1.03%             1.81%              1.79%            84.34%
12/31/1996                   21.89%      454,019        1.07%          1.07%             2.28%              2.28%            20.87%
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities (4)
-------------------------
06/30/2001 (Unaudited)       (4.17%)    $122,648        0.91%          1.03%             0.51%              0.39%            38.84%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth (4)
------------------
06/30/2001 (Unaudited)       (2.77%)     $60,719        1.00%          1.11%             0.06%             (0.05%)           50.89%
------------------------------------------------------------------------------------------------------------------------------------
Global Growth (4)
-----------------
06/30/2001 (Unaudited)       (6.79%)     $20,276        1.89%          2.43%             0.37%             (0.17%)           48.24%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on D-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset                 Net Realized               Dividends                                Net Asset
                              Value,        Net      and Unrealized  Total from   from Net   Distributions                  Value,
For the Year or             Beginning    Investment    Gain (Loss)   Investment  Investment   from Capital    Total        End of
 Period Ended                of Year       Income     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Equity Index
------------
06/30/2001 (Unaudited)       $34.12       $0.16         ($2.49)       ($2.33)     ($0.15)       ($0.12)      ($0.27)        $31.52
12/31/2000                    38.41        0.35          (3.88)        (3.53)      (0.35)        (0.41)       (0.76)         34.12
12/31/1999                    32.33        0.39           6.24          6.63       (0.39)        (0.16)       (0.55)         38.41
12/31/1998                    25.71        0.38           6.83          7.21       (0.37)        (0.22)       (0.59)         32.33
12/31/1997                    20.42        0.37           6.13          6.50       (0.37)        (0.84)       (1.21)         25.71
12/31/1996                    17.45        0.37           3.42          3.79       (0.37)        (0.45)       (0.82)         20.42
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index
---------------
06/30/2001 (Unaudited)       $11.13       $0.06          $0.57         $0.63      ($0.03)       ($0.92)      ($0.95)        $10.81
12/31/2000                    11.74        0.13          (0.55)        (0.42)      (0.13)        (0.06)       (0.19)         11.13
01/04/1999 - 12/31/1999       10.00        0.06           1.87          1.93       (0.06)        (0.13)       (0.19)         11.74
------------------------------------------------------------------------------------------------------------------------------------
REIT
----
06/30/2001 (Unaudited)       $12.23       $0.24          $0.59         $0.83      ($0.06)       ($0.05)      ($0.11)        $12.95
12/31/2000                     9.59        0.46           2.65          3.11       (0.46)        (0.01)       (0.47)         12.23
01/04/1999 - 12/31/1999       10.00        0.39          (0.39)         -          (0.39)        (0.02)       (0.41)          9.59
------------------------------------------------------------------------------------------------------------------------------------
Inflation Managed (5)
---------------------
06/30/2001 (Unaudited)       $10.68       $0.28          $0.01         $0.29      ($0.24)         -          ($0.24)        $10.73
12/31/2000                    10.10        0.58           0.58          1.16       (0.58)         -           (0.58)         10.68
12/31/1999                    10.98        0.52          (0.74)        (0.22)      (0.52)       ($0.14)       (0.66)         10.10
12/31/1998                    10.78        0.54           0.42          0.96       (0.55)        (0.21)       (0.76)         10.98
12/31/1997                    10.38        0.53           0.42          0.95       (0.55)         -           (0.55)         10.78
12/31/1996                    10.84        0.56          (0.27)         0.29       (0.53)        (0.22)       (0.75)         10.38
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond
------------
06/30/2001 (Unaudited)       $10.82       $0.29         ($0.05)        $0.24      ($0.29)         -          ($0.29)        $10.77
12/31/2000                    10.33        0.68           0.47          1.15       (0.66)         -           (0.66)         10.82
12/31/1999                    11.38        0.59          (0.79)        (0.20)      (0.59)       ($0.26)       (0.85)         10.33
12/31/1998                    11.14        0.57           0.40          0.97       (0.58)        (0.15)       (0.73)         11.38
12/31/1997                    10.75        0.59           0.44          1.03       (0.60)        (0.04)       (0.64)         11.14
12/31/1996                    11.10        0.59          (0.15)         0.44       (0.57)        (0.22)       (0.79)         10.75
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        After Expense      Before Expense
                                        End of      Expenses to     Expenses to       Reductions to      Reductions to     Portfolio
For the Year or              Total     Year (in     Average Net     Average Net       Average Net         Average Net       Turnover
 Period Ended              Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)    Assets (2), (3)       Rate
------------------------------------------------------------------------------------------------------------------------------------
Equity Index
------------
06/30/2001 (Unaudited)       (6.86%)  $2,183,497        0.29%          0.29%             0.98%              0.98%             2.87%
12/31/2000                   (9.29%)   2,585,065        0.29%          0.29%             0.96%              0.96%             4.13%
12/31/1999                   20.59%    2,423,611        0.20%          0.21%             1.14%              1.13%             4.16%
12/31/1998                   28.45%    1,496,457        0.21%          0.21%             1.33%              1.33%             2.48%
12/31/1997                   32.96%      874,136        0.23%          0.23%             1.61%              1.61%             2.58%
12/31/1996                   22.36%      393,412        0.31%          0.31%             2.05%              2.04%            20.28%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index
---------------
06/30/2001 (Unaudited)        6.02%     $174,896        0.59%          0.59%             1.07%              1.07%            40.04%
12/31/2000                   (3.61%)     182,355        0.60%          0.62%             1.18%              1.16%            67.45%
01/04/1999 - 12/31/1999      19.36%      115,052        0.75%          0.94%             0.99%              0.80%            52.06%
------------------------------------------------------------------------------------------------------------------------------------
REIT
----
06/30/2001 (Unaudited)        6.83%     $194,752        1.15%          1.15%             4.25%              4.25%            17.50%
12/31/2000                   32.77%      168,942        1.14%          1.14%             5.16%              5.16%            18.22%
01/04/1999 - 12/31/1999      (0.01%)      50,101        1.28%          1.28%             6.09%              6.09%            20.24%
------------------------------------------------------------------------------------------------------------------------------------
Inflation Managed (5)
---------------------
06/30/2001 (Unaudited)        2.83%     $520,951        0.65%          0.66%             5.03%              5.03%           615.39%
12/31/2000                   11.85%      572,827        0.62%          0.65%             5.77%              5.74%           589.38%
12/31/1999                   (1.95%)     428,174        0.66%          0.66%             5.19%              5.19%           370.28%
12/31/1998                    9.24%      190,428        0.66%          0.66%             5.16%              5.16%           266.83%
12/31/1997                    9.48%      129,900        0.66%          0.67%             5.39%              5.38%           203.01%
12/31/1996                    2.94%       97,542        0.72%          0.72%             5.33%              5.33%           307.13%
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond
------------
06/30/2001 (Unaudited)        2.29%   $1,990,577        0.65%          0.65%             5.70%              5.69%           240.53%
12/31/2000                   11.53%    1,613,748        0.64%          0.65%             6.42%              6.41%           406.54%
12/31/1999                   (1.91%)   1,090,978        0.65%          0.66%             5.68%              5.67%           374.74%
12/31/1998                    9.20%      765,989        0.66%          0.66%             5.40%              5.40%           230.99%
12/31/1997                    9.92%      468,575        0.66%          0.66%             5.72%              5.72%           230.87%
12/31/1996                    4.25%      260,270        0.71%          0.71%             5.71%              5.71%           386.16%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on D-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset                 Net Realized               Dividends                                Net Asset
                              Value,        Net      and Unrealized  Total from   from Net   Distributions                  Value,
For the Year or             Beginning    Investment    Gain (Loss)   Investment  Investment   from Capital    Total        End of
 Period Ended                of Year       Income     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Money Market
------------
06/30/2001 (Unaudited)       $10.09       $0.24           -            $0.24      ($0.24)         -          ($0.24)        $10.09
12/31/2000                    10.08        0.60          $0.01          0.61       (0.60)         -           (0.60)         10.09
12/31/1999                    10.05        0.46           0.03          0.49       (0.46)         -           (0.46)         10.08
12/31/1998                    10.06        0.52           -             0.52       (0.53)         -           (0.53)         10.05
12/31/1997                    10.04        0.51           0.01          0.52       (0.50)         -           (0.50)         10.06
12/31/1996                    10.02        0.47           0.02          0.49       (0.47)         -           (0.47)         10.04
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
---------------
06/30/2001 (Unaudited)        $7.70       $0.39         ($0.20)        $0.19      ($0.40)         -          ($0.40)         $7.49
12/31/2000                     8.81        0.82          (1.13)        (0.31)      (0.80)         -           (0.80)          7.70
12/31/1999                     9.34        0.78          (0.53)         0.25       (0.78)         -           (0.78)          8.81
12/31/1998                     9.98        0.78          (0.55)         0.23       (0.78)       ($0.09)       (0.87)          9.34
12/31/1997                     9.94        0.78           0.12          0.90       (0.77)        (0.09)       (0.86)          9.98
12/31/1996                     9.79        0.79           0.25          1.04       (0.79)        (0.10)       (0.89)          9.94
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
---------------
06/30/2001 (Unaudited)       $12.60       $0.05         ($0.09)       ($0.04)     ($0.03)       ($0.33)      ($0.36)        $12.20
12/31/2000                    11.09        0.11           1.58          1.69       (0.10)        (0.08)       (0.18)         12.60
01/04/1999 - 12/31/1999       10.00        0.05           1.09          1.14       (0.05)         -           (0.05)         11.09
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross       After Expense       Before Expense
                                        End of      Expenses to     Expenses to      Reductions to       Reductions to     Portfolio
For the Year or              Total     Year (in     Average Net     Average Net       Average Net         Average Net      Turnover
 Period Ended              Return (1)  thousands) Assets (2), (3) Assets (2), (3)   Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Money Market
------------
06/30/2001 (Unaudited)        2.41%   $1,412,238        0.37%          0.37%             4.85%              4.85%             N/A
12/31/2000                    6.18%    1,256,358        0.38%          0.38%             6.01%              6.01%             N/A
12/31/1999                    4.94%    1,057,072        0.39%          0.40%             4.87%              4.87%             N/A
12/31/1998                    5.29%      479,121        0.42%          0.43%             5.17%              5.16%             N/A
12/31/1997                    5.28%      451,505        0.44%          0.44%             5.17%              5.17%             N/A
12/31/1996                    5.07%      322,193        0.50%          0.50%             4.93%              4.93%             N/A
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
---------------
06/30/2001 (Unaudited)        2.25%     $461,607        0.64%          0.66%            10.04%             10.03%            70.33%
12/31/2000                   (3.72%)     424,967        0.64%          0.65%            10.04%             10.04%            70.45%
12/31/1999                    2.90%      448,747        0.65%          0.66%             8.65%              8.65%            52.38%
12/31/1998                    2.46%      389,385        0.65%          0.66%             8.18%              8.17%            75.27%
12/31/1997                    9.44%      311,125        0.65%          0.66%             7.89%              7.89%           103.19%
12/31/1996                   11.31%      184,744        0.71%          0.71%             8.28%              8.28%           120.06%
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
---------------
06/30/2001 (Unaudited)       (0.38%)    $909,041        0.88%          0.91%             1.08%              1.05%            15.97%
12/31/2000                   15.26%      371,754        0.90%          0.95%             1.06%              1.00%            80.70%
01/04/1999 - 12/31/1999      11.46%      169,531        0.97%          0.97%             0.86%              0.86%            55.23%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return not annualized for periods of less than one full year.

(2) Net expenses are after custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any, as discussed in Note 6 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) before expense reductions to average daily net assets are grossed up by these credits, recaptured distribution expenses and reimbursements.

(3) Annualized for periods of less than one full year.

(4) Operations commenced on January 2, 2001 for Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

(5) Inflation Managed Portfolio was formerly named Government Securities Portfolio.

See Notes to Financial Statements

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


1. ORGANIZATION

 The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. At June 30, 2001, the Fund consisted of thirty-one separate portfolios. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are owned. A listing of the portfolios and related investment objective of each portfolio are summarized in the following table:

  Blue Chip               Long-term growth of capital. Current income is of
                          secondary importance.
--------------------------------------------------------------------------------
  Aggressive Growth       Long-term growth of capital.
--------------------------------------------------------------------------------
  Aggressive Equity       Capital appreciation.
--------------------------------------------------------------------------------
  Emerging Markets        Long-term growth of capital.
--------------------------------------------------------------------------------
  Diversified Research    Long-term growth of capital.
--------------------------------------------------------------------------------
  Small-Cap Equity        Long-term growth of capital.
--------------------------------------------------------------------------------
  International Large-Cap Long-term growth of capital.
--------------------------------------------------------------------------------
  Equity                  Capital appreciation. Current income is of secondary
                          importance.
--------------------------------------------------------------------------------
  I-Net Tollkeeper        Long-term growth of capital.
--------------------------------------------------------------------------------
  Financial Services      Long-term growth of capital.
--------------------------------------------------------------------------------
  Health Sciences         Long-term growth of capital.
--------------------------------------------------------------------------------
  Technology              Long-term growth of capital.
--------------------------------------------------------------------------------
  Telecommunications      Long-term growth of capital. Current income is of
                          secondary importance
--------------------------------------------------------------------------------
  Multi-Strategy          High total return.
--------------------------------------------------------------------------------
  Equity Income           Long-term growth of capital and income.
--------------------------------------------------------------------------------
  Strategic Value         Long-term growth of capital.
--------------------------------------------------------------------------------
  Growth LT               Long-term growth of capital consistent with the
                          preservation of capital.
--------------------------------------------------------------------------------
  Focused 30              Long-term growth of capital.
--------------------------------------------------------------------------------
  Mid-Cap Value           Capital appreciation.
--------------------------------------------------------------------------------
  International Value     Long-term capital appreciation primarily through
                          investment in equity securities of corporations
                          domiciled in countries other than the U.S.
--------------------------------------------------------------------------------
  Capital Opportunities   Long-term growth of capital.
--------------------------------------------------------------------------------
  Mid-Cap Growth          Long-term growth of capital.
--------------------------------------------------------------------------------
  Global Growth           Long-term growth of capital.
--------------------------------------------------------------------------------
  Equity Index            Investment results that correspond to the total return
                          of common stocks publicly traded in the U.S.
--------------------------------------------------------------------------------
  Small-Cap Index         Investment results that correspond to the total return
                          of an index of small capitalization companies.
--------------------------------------------------------------------------------
  REIT                    Current income and long-term capital appreciation.
--------------------------------------------------------------------------------
  Inflation Managed       Maximize total return consistent with prudent
  (formerly Government    investment management.
  Securities)
--------------------------------------------------------------------------------
  Managed Bond            Maximize total return consistent with prudent
                          investment management.
--------------------------------------------------------------------------------
  Money Market            Current income consistent with preservation of
                          capital.
--------------------------------------------------------------------------------
  High Yield Bond         High level of current income.
--------------------------------------------------------------------------------
  Large-Cap Value         Long-term growth of capital. Current income is of
                          secondary importance.
--------------------------------------------------------------------------------

 At June 30, 2001, shares of the Fund were offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and Pacific Select Exec Separate Account of Pacific Life & Annuity Company, a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life").

 The Fund commenced operations on January 4, 1988. The Small-Cap Equity, Multi-Strategy, Equity Income, International Value, Inflation Managed, Managed Bond, Money Market and High Yield Bond Portfolios began operations at that date. The Equity Index Portfolio commenced operations on January 30, 1991, the Growth LT Portfolio commenced operations on January 4, 1994, the Aggressive Equity and Emerging Markets Portfolios commenced operations on April 1, 1996, the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios commenced operations on January 4, 1999, the Diversified Research and International Large-Cap Portfolios commenced operations on January 3, 2000, the I-Net Tollkeeper Portfolio commenced operations on May 1, 2000, the Strategic Value and Focused 30 Portfolios commenced operations on October 2, 2000, the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios commenced operations on January 2, 2001, and the Equity Portfolio commenced operations on October 19, 1983 as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (U.S.
GAAP) for investment companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

 The net asset value per share is calculated separately for each portfolio. The net asset value per share is determined by dividing the value of each portfolio's net assets by the number of outstanding shares of the portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

 Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

 B. Securities Transactions and Investment Income

 Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities utilizing the effective interest method. Prior to January 1, 2001, the Fund had been amortizing premiums or discounts on debt securities on a straight-line method. The cumulative effect of this accounting change had no impact on the total net assets of the Fund as of January 1, 2001, and an insignificant impact on the net investment income and unrealized and realized gains/losses for the period ended June 30, 2001.

 C. Foreign Currency Translation

 Foreign securities, which are not traded in U.S. currency, are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

 The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments due to fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

 Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate. Reclassification has been made relating to foreign exchange gains or losses from the net unrealized appreciation or depreciation on investments and assets and liabilities in foreign currencies to the accumulated undistributed net investment income or loss in the accompanying Statements of Assets and Liabilities.

 D. Federal Income Taxes

 The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

 E. Foreign Taxes on Dividends

 Dividend income in the Statements of Operations for the period ended June 30, 2001 is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Blue Chip Portfolio-- $1,454; Aggressive Equity Portfolio--$3,377; Emerging Markets Portfolio-- $220,081; Diversified Research Portfolio--$4,208; Small-Cap Equity Portfolio-- $3,437; International Large-Cap Portfolio--$364,551; Financial Services Portfolio--$1,099; Health Sciences Portfolio--$2,409; Technology Portfolio-- $138; Telecommunications Portfolio--$1,091; Multi-Strategy Portfolio--$1,619; Equity Income Portfolio--$5,745; Strategic Value--$3,063; Growth LT Portfolio--$532,525; Focused 30 Portfolio--$1,714; International Value Portfolio--$1,951,053; Capital Opportunities Portfolio--$1,655; Global Growth Portfolio--$8,139; Equity Index Portfolio--$66,791; Small-Cap Index Portfolio--$729; REIT Portfolio--$17,737; Large-Cap Value Portfolio--$42,124.

 F. Expense Allocation

 General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the portfolios in proportion to their relative average daily net assets. Expenses that relate exclusively to a particular portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular portfolio.

 G. Organization Costs

 Expenses incurred in connection with the Fund's organization and establishment of the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios and the offering of their shares, aggregated approximately $10,515 per portfolio. These costs were expensed as incurred.

 H. Equalization

 The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

 I. Futures Contracts

 Certain portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

 J. Options on Futures Contracts

 The Inflation Managed and Managed Bond Portfolios wrote options on interest rate futures contracts during the period ended June 30, 2001. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is "marked-to-market" based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of a counterparty to perform.

 K. Forward Foreign Currency Contracts

 Certain portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

 L. Swaps

 Certain portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the portfolios had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are "marked-to-market" daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

 M. Inflation-Indexed Bonds

 Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

 N. Stripped Mortgage-Backed Securities

 Stripped Mortgage-Backed Securities (SMBS) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

 O. Repurchase Agreements

 Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

 P. Reverse Repurchase Agreements

 Certain portfolios may enter into reverse repurchase agreements. Under the agreement, the portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

 Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Blue Chip, Strategic Value, and Focused 30 Portfolios, an annual rate of 0.95% of average daily net assets of each of the portfolios; for the Aggressive Growth Portfolio, an annual rate of 1.00% of average daily net assets of the portfolio; for the Aggressive Equity and Capital Opportunities Portfolios, an annual rate of 0.80% of the average daily net assets of each of the portfolios; for the Emerging Markets, Financial Services, Health Sciences, Technology, Telecommunications, Global Growth, and REIT Portfolios, an annual rate of 1.10% of average daily net assets of each of the portfolios; for the Diversified Research and Mid-Cap Growth Portfolios, an annual rate of 0.90% of the average daily net assets of each of the portfolios; for the Small-Cap Equity, Equity, Multi-Strategy, and Equity Income Portfolios, an annual rate of 0.65% of average daily net assets of each of the portfolios; for the International Large-Cap Portfolio, an annual rate of 1.05% of average daily net assets of the portfolio; for the I-Net Tollkeeper Portfolio, an annual rate of 1.50% of average daily net assets of the portfolio; for the Growth LT Portfolio, an annual rate of 0.75% of the average daily net assets of the portfolio; for the Mid-Cap Value, International Value, and Large-Cap Value Portfolios, an annual rate of 0.85% of average daily net assets of each of the portfolios; for the Equity Index Portfolio, an annual rate of 0.25% of the average daily net assets of the portfolio; for the Small-Cap Index Portfolio, an annual rate of 0.50% of the average daily net assets of the portfolio; for the Inflation Managed, Managed Bond, and High Yield Bond Portfolios, an annual rate of 0.60% of average daily net assets of each of the portfolios; and for the Money Market Portfolio, an annual rate of 0.40% of the first $250 million of the average daily net assets of the portfolio, 0.35% of the next $250 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets of the portfolio in excess of $500 million. The fees are accrued daily.

 The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

 Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for twenty-nine of the thirty-one portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

 Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

 Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 6) for promoting and marketing fund shares.

4. CUSTODIAN AND PORTFOLIO ACCOUNTING AGENT

 Custodial and portfolio accounting service costs are accrued under the Custody Agreements on a daily basis by the Fund on a per transaction and net asset basis for each portfolio.

5. DISTRIBUTIONS TO SHAREHOLDERS

 The Fund currently declares and pays dividends on net investment income monthly for all the portfolios, except the Emerging Markets, International Large-Cap, International Value, and Global Growth Portfolios, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related portfolios unless a shareholder elects to receive a dividend in cash.

 Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital.

 The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 2000 to qualify as a regulated investment company and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code ("the Code"). The Fund also intends to declare and distribute sufficient dividends during 2001 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital loss carryovers and post-October 31 capital losses, if any, at December 31, 2000, are available to offset future realized capital gains and thereby reduce future capital

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and post-October capital losses and foreign currency losses deferred at December 31, 2000 were as follows:

                         Net Capital Loss
      Portfolios            Carryover      Expiration
-------------------------------------------------------
Aggressive Equity           $1,209,974        2008
Emerging Markets             3,400,064      2005-2008
Diversified Research           461,987        2008
International Large-Cap      2,323,587        2008
I-Net Tollkeeper               246,639        2008
Strategic Value                 87,780        2008
Focused 30                     163,273        2008
Inflation Managed              729,345      2007-2008
Managed Bond                31,979,837      2007-2008
High Yield Bond             34,338,794      2006-2008

                                          Post-October
                           Post-October      Foreign
                             Capital        Currency
      Portfolios          Loss Deferral   Loss Deferral
-------------------------------------------------------
Aggressive Equity           $1,366,873
Emerging Markets             4,948,287        $40,577
Diversified Research         2,590,768
Small-Cap Equity            12,222,178
International Large-Cap      1,712,271        131,230
Equity                         948,900
I-Net Tollkeeper             6,275,698
Multi-Strategy               1,810,367
Equity Income               16,190,647
Strategic Value                511,343
Growth LT                   47,982,869
Focused 30                   2,155,131
International Value         36,568,424
Equity Index                 3,836,286
Small-Cap Index                643,435
High Yield Bond              1,373,981

6. EXPENSE REDUCTIONS

 Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of 0.10% of average daily net assets, through December 31, 2001. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap. For each portfolio, Pacific Life's right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For the period ended June 30, 2001, the operating expenses for each of the portfolios, except for the Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios, were below the 0.10% expense cap.

 The Fund has entered into an arrangement with its custodian as well, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian fees and expenses.

 Also, the Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions" or "recaptured distribution expenses"). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund is required to disclose the amount of recaptured commissions as a distribution expense.

 The adviser expense reimbursement, custodian credits, and recaptured distribution expenses are presented in the accompanying Statements of Operations.

7. ACQUISTION OF BOND AND INCOME PORTFOLIO

 On September 22, 2000, the Managed Bond Portfolio ("Managed Bond") acquired all the net assets of the Bond and Income Portfolio ("Bond and Income") pursuant to a plan of reorganization approved by the Fund's Board and shareholders of Bond and Income on August 23, 2000. The acquisition was accomplished by a tax-free exchange of 16,433,463 shares of Bond and Income outstanding on September 22, 2000 for 17,717,019 shares of Managed Bond (valued at $187,479,881). Bond and Income's net assets at that date, included $4,443,825 of unrealized depreciation. The aggregate net assets of Managed Bond and Bond and Income immediately before the acquisition were $1,343,549,199 and $187,479,881, respectively.

8. TRANSACTIONS WITH AFFILIATES

 The Fund has incurred $58,540,966 of investment advisory fees and $247,945 of support services expenses to Pacific Life for the period ended June 30, 2001 (Note 3). At June 30, 2001, $10,023,826 and $174,556 respectively, remained payable. The Fund also incurred $1,175,150 of distribution expenses under the brokerage enhancement 12b-1 plan, which was paid to Pacific Select Distributors, Inc. for the period ended June 30, 2001. There were no outstanding payables at June 30, 2001.

 Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)
9. SECURITIES LENDING

 The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund's negotiated lenders' fees. The Fund receives cash collateral, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is presented in the accompanying Statements of Operations. At June 30, 2001, the market value of securities loaned by the Fund was $957,775,981 for which the Fund received collateral of $983,466,228.

10. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the period ended June 30, 2001 are summarized in the following tables:

                      U.S. Government Securities
  Portfolios          Purchases          Sales
--------------------------------------------------
 Multi-Strategy      $492,867,780     $572,504,069
 Equity Income          4,058,281        6,435,000
 Inflation
  Managed           4,289,631,901    4,230,445,944
 Managed Bond       4,881,194,611    5,055,454,895
 High Yield Bond       10,389,062       10,475,391

                         Other Securities
   Portfolios         Purchases       Sales
-----------------------------------------------
 Blue Chip           $449,382,394   $17,628,992
 Aggressive
  Growth               89,250,126    14,687,222
 Aggressive
  Equity              260,781,945   301,472,948
 Emerging Markets     114,869,583    94,228,976
 Diversified
  Research             61,007,577    23,947,318
 Small-Cap Equity     120,118,515   158,314,840
 International
  Large-Cap           218,210,815    61,511,485
 Equity               483,552,615   562,754,939
 I-Net Tollkeeper      25,697,115    18,713,383
 Financial
  Services             46,570,849    12,763,006
 Health Sciences       53,357,076     8,449,599
 Technology            43,234,114     7,398,619
 Telecommunications    23,517,684     4,189,334
 Multi-Strategy       298,023,564   213,362,053
 Equity Income        396,351,999   801,422,426
 Strategic Value       58,591,408    21,957,526
 Growth LT          1,271,896,479 1,438,021,283
 Focused 30            58,694,600    37,945,220
 Mid-Cap Value        588,994,247   354,674,625
 International
  Value             1,069,122,659 1,090,627,180
 Capital
  Opportunities       131,235,960    18,608,969
 Mid-Cap Growth        70,614,475    15,345,810
 Global Growth         24,383,857     6,377,488
 Equity Index          66,361,340   280,476,068

                       Other Securities
  Portfolios        Purchases       Sales
---------------------------------------------
 Small-Cap Index    $61,595,434   $76,495,192
 REIT                44,748,194    29,454,645
 Inflation
  Managed           323,087,314   306,263,409
 Managed Bond     1,050,226,105 1,592,345,543
 High Yield Bond    365,749,375   298,714,829
 Large-Cap Value    626,896,109    82,116,825

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

11. SHARES OF BENEFICIAL INTEREST

  Transactions in Fund shares for the period ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                  Aggressive Growth             Aggressive Equity
                  Blue Chip Portfolio (1)           Portfolio (1)                   Portfolio
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances                  --            --              --             --    40,373,757     32,051,084
Shares sold        49,119,441            --       9,669,003             --    10,225,281     34,568,567
Distributions
 reinvested             9,961            --              --             --            --      1,220,712
Shares redeemed      (809,675)           --      (1,177,170)            --   (15,298,958)   (27,466,606)
                  -------------------------   ---------------------------   ---------------------------
Ending Balances    48,319,727            --       8,491,833             --    35,300,080     40,373,757
                  -------------------------   ---------------------------   ---------------------------
                     Emerging Markets           Diversified Research            Small-Cap Equity
                         Portfolio                  Portfolio (1)                   Portfolio
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances          26,572,280    20,716,155      13,187,015             --    27,493,348     14,271,488
Shares sold        18,995,085    28,639,355       6,981,198     16,022,909     8,104,779     27,531,938
Distributions
 reinvested                --        12,579           9,671         37,543     4,605,643      1,848,007
Shares redeemed   (15,273,623)  (22,795,809)     (2,880,449)    (2,873,437)  (10,156,691)   (16,158,085)
                  -------------------------   ---------------------------   ---------------------------
Ending Balances    30,293,742    26,572,280      17,297,435     13,187,015    30,047,079     27,493,348
                  -------------------------   ---------------------------   ---------------------------
                   International Large-                                         I-Net Tollkeeper
                     Cap Portfolio (1)            Equity Portfolio                Portfolio (1)
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances          46,261,440            --      39,968,081     27,801,137    17,036,792             --
Shares sold        73,562,436    57,664,464       4,888,657     16,712,068     4,060,154     18,317,870
Distributions
 reinvested           374,478        39,461       2,304,083      2,409,200            --             --
Shares redeemed   (52,621,406)  (11,442,485)     (8,527,296)    (6,954,324)   (3,805,932)    (1,281,078)
                  -------------------------   ---------------------------   ---------------------------
Ending Balances    67,576,948    46,261,440      38,633,525     39,968,081    17,291,014     17,036,792
                  -------------------------   ---------------------------   ---------------------------
                    Financial Services        Health Sciences Portfolio
                       Portfolio (1)                     (1)                 Technology Portfolio (1)
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances                  --            --              --             --            --             --
Shares sold         4,624,235            --       6,842,393             --     5,362,028             --
Distributions
 reinvested                --            --              --             --            --             --
Shares redeemed      (793,191)           --      (1,454,056)            --      (988,937)            --
                  -------------------------   ---------------------------   ---------------------------
Ending Balances     3,831,044            --       5,388,337             --     4,373,091             --
                  -------------------------   ---------------------------   ---------------------------
                    Telecommunications
                       Portfolio (1)          Multi-Strategy Portfolio       Equity Income Portfolio
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances                  --            --      49,526,752     43,552,060    82,740,147     65,340,547
Shares sold         2,859,869            --       4,833,493      7,519,976     5,122,898     16,358,629
Distributions
 reinvested                --            --         767,594      4,947,698       852,849      7,291,880
Shares redeemed      (546,885)           --      (5,215,555)    (6,492,982)  (23,914,506)    (6,250,909)
                  -------------------------   ---------------------------   ---------------------------
Ending Balances     2,312,984            --      49,912,284     49,526,752    64,801,388     82,740,147
                  -------------------------   ---------------------------   ---------------------------
                      Strategic Value
                       Portfolio (1)             Growth LT Portfolio        Focused 30 Portfolio (1)
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances           4,390,891            --     114,213,571     76,688,443     5,953,728             --
Shares sold         5,047,020     4,941,470      12,039,488     38,253,519     2,818,298      6,367,111
Distributions
 reinvested            14,406         7,360      20,062,007     16,828,696         5,154         27,491
Shares redeemed    (1,379,265)     (557,939)    (17,978,484)   (17,557,087)   (1,215,288)      (440,874)
                  -------------------------   ---------------------------   ---------------------------
Ending Balances     8,073,052     4,390,891     128,336,582    114,213,571     7,561,892      5,953,728
                  -------------------------   ---------------------------   ---------------------------
                                                 International Value          Capital Opportunities
                  Mid-Cap Value Portfolio             Portfolio                   Portfolio (1)
                     2001          2000           2001           2000           2001           2000
                  -----------   -----------   ------------   ------------   ------------   ------------
Beginning
 Balances          31,502,747    10,233,286     103,170,273     91,028,462            --             --
Shares sold        23,503,233    24,102,372     128,894,197    256,498,165    13,746,068             --
Distributions
 reinvested         1,187,427       289,933       2,201,495      3,034,683            --             --
Shares redeemed    (5,139,225)   (3,122,844)   (140,824,880)  (247,391,037)     (948,793)            --
                  -------------------------   ---------------------------   ---------------------------
Ending Balances    51,054,182    31,502,747      93,441,085    103,170,273    12,797,275             --
                  -------------------------   ---------------------------   ---------------------------

--------------------
(1) Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios; May 1, 2000 for the I-Net Tollkeeper Portfolio; October 2, 2000 for the Strategic Value and Focused 30 Portfolios; and January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, and Capital Opportunities Portfolios.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

                      Mid-Cap Growth           Global Growth Portfolio
                       Portfolio (1)                     (1)                Equity Index Portfolio
                     2001          2000           2001           2000          2001          2000
                  -----------   -----------   ------------   ------------   -----------   -----------
Beginning
 Balances                  --            --              --             --   75,763,980    63,103,484
Shares sold         7,481,616            --       2,282,436             --    7,354,011    18,993,155
Distributions
 reinvested                --            --              --             --      601,785     1,456,889
Shares redeemed    (1,240,676)           --        (107,197)            --  (14,443,953)   (7,789,548)
                  -------------------------   ---------------------------   -------------------------
Ending Balances     6,240,940            --       2,175,239             --   69,275,823    75,763,980
                  -------------------------   ---------------------------   -------------------------
                      Small-Cap Index                                          Inflation Managed
                         Portfolio                 REIT Portfolio                Portfolio (2)
                     2001          2000           2001           2000          2001          2000
                  -----------   -----------   ------------   ------------   -----------   -----------
Beginning
 Balances          16,388,483     9,797,673      13,809,524      5,224,471   53,645,799    42,389,214
Shares sold         5,471,082    15,005,373       4,185,832     11,071,671   13,748,244    18,535,850
Distributions
 reinvested         1,324,557       249,945         135,140        446,334    1,205,519     2,654,919
Shares redeemed    (7,011,899)   (8,664,508)     (3,086,575)    (2,932,952) (20,060,548)   (9,934,184)
                  -------------------------   ---------------------------   -------------------------
Ending Balances    16,172,223    16,388,483      15,043,921     13,809,524   48,539,014    53,645,799
                  -------------------------   ---------------------------   -------------------------
                                                                                High Yield Bond
                  Managed Bond Portfolio       Money Market Portfolio              Portfolio
                     2001          2000           2001           2000          2001          2000
                  -----------   -----------   ------------   ------------   -----------   -----------
Beginning
 Balances         149,175,286   105,646,246     124,517,027    104,868,817   55,199,774    50,920,270
Shares sold        43,422,947    51,202,696     301,007,477    640,592,443   25,524,482    25,429,153
Distributions
 reinvested         4,462,327     7,925,455       3,240,928      6,184,299    3,107,630     5,114,018
Shares redeemed   (12,248,017)  (15,599,111)   (288,768,930)  (627,128,532) (22,164,971)  (26,263,667)
                  -------------------------   ---------------------------   -------------------------
Ending Balances   184,812,543   149,175,286     139,996,502    124,517,027   61,666,915    55,199,774
                  -------------------------   ---------------------------   -------------------------
                      Large-Cap Value
                         Portfolio
                     2001          2000
                  -----------   -----------
Beginning
 Balances          29,514,280    15,285,450
Shares sold        46,398,996    24,275,148
Distributions
 reinvested         1,956,436       313,584
Shares redeemed    (3,354,888)  (10,359,902)
                  -------------------------
Ending Balances    74,514,824    29,514,280
                  -------------------------

--------------------
(1) Operations commenced on January 2, 2001 for the Mid-Cap Growth and Global Growth Portfolios.

(2) Inflation Managed Portfolio was formerly named Government Securities Portfolio.

                                --------------

Semi-Annual Report
as of June 30, 2001


 . Pacific Select Fund


Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626


Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

                                       Pacific Life Insurance Company
                                       Life Insurance Operations Center
                                       P.O. Box 7500
                                       Newport Beach, California 92658-7500

                                       ADDRESS SERVICE REQUESTED


Form No. 15-20803-04
Form No. 357-1A
Form No. 85-23503-00